           Filed with the Securities and Exchange Commission on October 29, 2003
                           Securities Act of 1933 Registration File No. 33-84762
                                Investment Company Act of 1940 File No. 811-8648

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                            [X]

                        Pre-Effective Amendment No. __                       [_]
                       Post-Effective Amendment No. 23                       [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                              Amendment No. 26                               [X]

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

Robert J. Christian, President                      Copy to:
Wilmington Trust Company                            Joseph V. Del Raso, Esq.
1100 North Market Street                             Pepper Hamilton LLP
Wilmington, DE 19890                                 3000 Two Logan Square
(Name and Address of Agent for Service)             Philadelphia, PA 19103

It is proposed that this filing will become effective (check the appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)

[_]  on (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[_]  on (date) pursuant to paragraph (a)

[ ]  75 days after filing  pursuant to paragraph (a)(2)

[_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[__] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2003

      This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that this Portfolio:

      -     is not a bank deposit

      - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

      -     is not federally insured

      - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

      -     is not guaranteed to achieve its goal(s)

      -     may not be able to maintain a stable $1 share price

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A look at the goals, strategies,   PORTFOLIO DESCRIPTION
risks and expenses of the              Summary..........................................................3
Portfolio.                             Performance Information..........................................5
                                       Fees and Expenses................................................6
                                       Example..........................................................7
                                       Investment Objective.............................................7
                                       Primary Investment Strategies....................................8
                                       Additional Risk Information......................................9

Details about the service          MANAGEMENT OF THE PORTFOLIO
providers.                             Investment Adviser..............................................10
                                       Service Providers...............................................11

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and               Pricing of Shares...............................................12
closing an account in the              Purchase of Shares..............................................12
Portfolio.                             Redemption of Shares............................................13
                                       Exchange of Shares..............................................15
                                       Distributions...................................................16
                                       Taxes...........................................................16

Details on the Portfolio's         DISTRIBUTION AND SERVICE ARRANGEMENTS
shareholder service fees,              Shareholder Service Fees........................................17
master/feeder arrangement              Master/Feeder Structure.........................................17
and share classes.                     Share Classes...................................................17

                                   FOR MORE INFORMATION................................................18

For information about key terms and concepts, please refer to the "Glossary."

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                 SERVICE SHARES

--------------------------------------------------------------------------------
                              PORTFOLIO DESCRIPTION
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Objective       -        The WILMINGTON PREMIER MONEY MARKET
                                    PORTFOLIO seeks high current income, while
                                    preserving capital and liquidity.
--------------------------------------------------------------------------------
Investment Focus           -        Money market instruments.
--------------------------------------------------------------------------------
Share Price Volatility     -        The Portfolio will strive to maintain a
                                    stable $1.00 share price.
--------------------------------------------------------------------------------
Principal Investment       -        The Portfolio operates as a "feeder fund"
Strategy                            which means that the Portfolio does not buy
                                    individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in Premier Money Market
                                    Series, a separate Series of WT Investment
                                    Trust I. The Portfolio and this Series have the same investment objective, policies and limitations.

                           -        The WILMINGTON PREMIER MONEY MARKET
                                    PORTFOLIO invests in the Premier Money
                                    Market Series, which invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations.

                           - In selecting securities for the Series, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                           -        The WILMINGTON PREMIER MONEY MARKET
                                    PORTFOLIO, through its corresponding Series, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.

--------------------------------------------------------------------------------
Principal Risks            The Portfolio is subject to the risks summarized
                           below, which are further described under "Additional
                           Risk Information."

                           - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                           - The obligations in which the Portfolio invests through its corresponding Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

                           - The performance of the Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

--------------------------------------------------------------------------------
Investor Profile           -        Conservative
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

         As of the date of this prospectus, the Service Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Service Shares do not have the same expenses. Specifically, Service Shares are subject to a 0.25% shareholder service fee. Had such fees been deducted, the returns would be less. Total returns would have been lower had certain expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                                PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.80%

         BEST QUARTER                     WORST QUARTER
         ------------                     -------------
            1.65%                             0.38%
     (September 30, 2000)              (December 31, 2002)

                                                                                  Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                      1 year    5 years    (December 6, 1994)
-------------------------------------                      ------    -------    ------------------
Premier Money Market Portfolio - Institutional Shares      1.67%      4.58%            4.96%

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

         The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                                                 Premier Money Market Portfolio
                                                                         Service Shares
                                                                         --------------
     Management Fees.........................................................  0.20%
     Shareholder Service Fees................................................  0.25%
     Other Expenses(2).......................................................  0.10%
     TOTAL ANNUAL OPERATING EXPENSES(3)......................................  0.55%
     Waivers/reimbursements(3)...............................................  0.10%
     NET EXPENSES(3).........................................................  0.45%

(1) This table and the example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.45%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This example is intended to help you compare the cost of investing in Service Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

      -     you reinvested all dividends;

      -     the average annual return was 5%;

      - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

      -     you redeemed all of your investment at the end of the time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                    1 Year            3 Years
--------------                                    ------            -------
Premier Money Market Portfolio                      $46               $156

      The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

      The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

      - U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

      - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

      - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

      -     U.S. Government obligations;

      -     high quality municipal securities; and

      - repurchase agreements that are fully collateralized by U.S. Government obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

      The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our
SAI:

      - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

      - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of the Series could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the Series' holdings at a time when it may be disadvantageous to do so. Also, other feeders of the Series may have a greater ownership interest in the Series than the Portfolio's interest and, therefore, could have effective voting control over the operation of the Series.

      - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

                           MANAGEMENT OF THE PORTFOLIO

      The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

      For the twelve months ended June 30, 2003, RSMC received an advisory fee (after fee waivers) of 0.15% of the Series' average daily net assets.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the primary service providers.


Asset                                                                              Shareholder
Management                                                                         Services

         INVESTMENT ADVISER                                                                 TRANSFER AGENT

   Rodney Square Management Corp.                                                             PFPC Inc.
      1100 North Market Street                                                              760 Moore Road
        Wilmington, DE 19890                                                          King of Prussia, PA 19406

                                                                                    Handles shareholder services,
                                                                                     including recordkeeping and
        Manages the Series'                                                             statements, payment of
       investment activities.                                                      distributions and processing of
                                                                                        buy and sell requests.

                                                    WT MUTUAL FUND

                                                   WILMINGTON PREMIER
                                                 MONEY MARKET PORTFOLIO

Fund                                                                               Asset
Operations                                                                         Safe Keeping

           ADMINISTRATOR                                                                      CUSTODIAN

   Rodney Square Management Corp.                                                      Wilmington Trust Company
      1100 North Market Street                                                         1100 North Market Street
        Wilmington, DE 19890                                                             Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
          ACCOUNTING AGENT

             PFPC Inc.
        301 Bellevue Parkway
        Wilmington, DE 19809

 Provides facilities, equipment and
       personnel to carry out                                                       Holds the Portfolio's assets,
 administrative services related to                                                  settles all portfolio trades
  the Portfolio and calculates the                                                     and collects most of the
 Portfolio's NAV and distributions.                                                  valuation data required for
                                                                                   calculating the Portfolio's NAV
                                                                                              per share.
                                              Distribution

                                                      DISTRIBUTOR

                                                PFPC Distributors, Inc.
                                                    760 Moore Road
                                               King of Prussia, PA 19406

                                          Distributes the Portfolio's shares.


                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

      Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

        New Year's Day                   Good Friday          Labor Day
        Martin Luther King, Jr. Day      Memorial Day         Thanksgiving Day
        Presidents' Day                  Independence Day     Christmas Day

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern time, or when checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

      Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                                Overnight mail:
-------------                                ---------------
Wilmington Premier Money Market Portfolio    Wilmington Premier Money Market Portfolio
c/o PFPC Inc                                 c/o PFPC Inc.
P.O.  Box 9828                               760 Moore Road
Providence, RI 02940                         King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in the Portfolio for Service Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Prime Money Market Portfolio
      Wilmington U.S. Government Portfolio
      Wilmington Tax-Exempt Portfolio
      Wilmington Large Cap Strategic Allocation Fund
      Wilmington Mid Cap Strategic Allocation Fund
      Wilmington Small Cap Strategic Allocation Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

      You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

      STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

      PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

      The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.25% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------
MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

      Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

      For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Portfolio issues Institutional and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee. Institutional Shares are offered to retirement plans and other institutional investors.

                                    GLOSSARY

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

MUTUAL FUND EXPENSES:

Every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

      Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m.  to 5:00 p.m., Eastern time

      Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                               OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,
strategies,
risks and expenses of the
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................6

                                 Example.......................................6

                                 Investment Objective..........................7

                                 Primary Investment Strategies.................7

                                 Additional Risk Information...................8

                                 Financial Highlights.........................10

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Adviser...........................10

                                 Service Providers............................11

Policies and instructions
for
opening, maintaining and
closing an account in the
Portfolio.                  SHAREHOLDER INFORMATION

                                 Pricing of Shares............................12

                                 Purchase of Shares...........................13

                                 Redemption of Shares.........................14

                                 Exchange of Shares...........................15

                                 Distributions................................16

                                 Taxes........................................16

Details on the Portfolio's
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................17

                                 Share Classes................................17

                            FOR MORE INFORMATION..............................19

For information about key terms and concepts, please refer to the "GLOSSARY."

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --  The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks high current income, while preserving capital and liquidity.
--------------------------------------------------------------------------------------------------
Investment Focus                      --  Money market instruments.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --  The Portfolio will strive to maintain a stable $1.00
                                          share price.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --  The Portfolio operates as a "feeder fund" which means
                                          that the Portfolio does not buy individual securities
                                          directly. Instead, it invests in a corresponding mutual
                                          fund or "master fund," which in turn purchases
                                          investment securities. The Portfolio invests all of its
                                          assets in Premier Money Market Series, a separate Series
                                          of WT Investment Trust I. The Portfolio and this Series
                                          have the same investment objective, policies and
                                          limitations.
--------------------------------------------------------------------------------------------------
                                      --  The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests in the Premier Money Market Series, which invests in money
                                          market instruments, including bank obligations, high
                                          quality commercial paper and U.S. Government
                                          obligations.
--------------------------------------------------------------------------------------------------
                                      --  In selecting securities for the Series, the investment adviser seeks current income, liquidity and safety of
                                          principal. The investment adviser may sell securities if
                                          the securities are downgraded to a lower ratings
                                          category.
--------------------------------------------------------------------------------------------------
                                      --  The WILMINGTON PREMIER MONEY MARKET PORTFOLIO, through its corresponding Series, may invest more than 25% of its
                                          total assets in the obligations of banks, finance
                                          companies and utilities.

--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolio is subject to the risks summarized below,
                                      which are further described under "Additional Risk
                                      Information."
                                      --  An investment in the Portfolio is not a deposit of
                                          Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Portfolio seeks to preserve the value of your investment
                                          at $1.00 per share, it is possible to lose money by
                                          investing in the Portfolio.
                                      --  The obligations in which the Portfolio invests through its corresponding Series are subject to credit risk and
                                          interest rate risk. Typically, when interest rates rise,
                                          the market prices of debt securities go down. Securities
                                          issued by government-sponsored entities are not insured
                                          or guaranteed by the U.S. Government.
                                      --  The performance of the Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.
--------------------------------------------------------------------------------------------------
Investor Profile                      --  Conservative
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Total returns would have been lower had certain expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


      ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
                     [PERFORMANCE GRAPH]

----                                                                              ---
1995                                                                             5.90%
1996                                                                             5.40%
1997                                                                             5.54%
1998                                                                             5.49%
1999                                                                             5.17%
2000                                                                             6.45%
2001                                                                             4.21%
2002                                                                             1.67%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.80%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.65%                              0.38%
       (September 30, 2000)               (December 31, 2002)

                                                                             Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02              1 Year      5 Years      (December 6, 1994)
-------------------------------------              ------      -------      ------------------
Premier Money Market Portfolio-Institutional
  Shares                                           1.67%        4.58%             4.96%

     You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                       Premier Money Market Portfolio-
                                            Institutional Shares
                                       -------------------------------
Management fees                                     0.20%
Other Expenses                                      0.10%
TOTAL ANNUAL OPERATING EXPENSES(2)                  0.30%
Waivers/reimbursements(2)                           0.10%
NET EXPENSES(2)                                     0.20%

((1)) This table and the example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.
((2)) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.20%. This waiver will remain in place until November 1, 2005, unless the Board of Trustees approves its earlier termination.

  ------------------------------------------------------------------------------

  EXAMPLE
  ------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                    1 Year      3 Years      5 Years      10 Years
--------------------                    ------      -------      -------      --------
Premier Money Market Portfolio           $20          $76         $148          $361

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

         -- U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our
SAI:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of the Series could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the Series' holdings at a time when it may be disadvantageous to do so. Also, other feeders of the Series may have a greater ownership interest in the Series than the Portfolio's interest and, therefore, could have effective voting control over the operation of the Series.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Institutional Shares Annual Report, which is available without charge upon request.

                                                For the Fiscal Years Ended June 30,
                                      --------------------------------------------------------
PREMIER MONEY MARKET PORTFOLIO-         2003        2002        2001      2000(2)     1999(1)
INSTITUTIONAL SHARES                  --------    --------    --------    --------    --------
NET ASSET VALUE-BEGINNING OF
  PERIOD............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                      --------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
  Net investment income.............      0.01        0.02        0.06        0.06        0.05
                                      --------    --------    --------    --------    --------
DISTRIBUTIONS:
  From net investment income........     (0.01)      (0.02)      (0.06)      (0.06)      (0.05)
                                      --------    --------    --------    --------    --------
NET ASSET VALUE-END OF PERIOD.......  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                      ========    ========    ========    ========    ========
TOTAL RETURN........................     1.37%       2.42%       6.03%       5.80%       5.15%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
     Including expense
       limitations..................     0.20%       0.20%       0.20%       0.20%       0.20%
     Excluding expense limitation...     0.30%       0.30%       0.28%       0.32%       0.31%
  Net investment income.............     1.36%       2.44%       5.88%       5.66%       5.00%
Net assets at end of period (000
  omitted)..........................  $610,225    $533,639    $632,599    $503,234    $411,701

((1)) Effective October 20, 1998, Wilmington Trust Company ("Wilmington Trust"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I-Premier Money Market Series.
((2)) Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of Wilmington Trust, became the investment adviser to the WT Investment Trust I-Premier Money Market Series.
((3)) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Premier Money Market Series.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

     For the twelve months ended June 30, 2003, RSMC received an advisory fee (after fee waivers) of 0.15% of the Series' average daily net assets.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

Asset                                                           Shareholder
Management                                                      Services
      INVESTMENT ADVISER                                                TRANSFER AGENT
Rodney Square Management Corp.                                            PFPC Inc.
   1100 North Market Street                                             760 Moore Road
     Wilmington, DE 19890                                         King of Prussia, PA 19406

     Manages each Series'                                       Handles shareholder services,
    investment activities.                                       including recordkeeping and
                                                                    statements, payment of
                                                                 distributions and processing
                                                                              of
                                                                    buy and sell requests.





                                        WT MUTUAL FUND
                          WILMINGTON PREMIER MONEY MARKET PORTFOLIO

Fund                                                            Asset
Operations                                                      Safe Keeping

        ADMINISTRATOR                                                     CUSTODIAN
Rodney Square Management Corp.                                     Wilmington Trust Company
   1100 North Market Street                                        1100 North Market Street
     Wilmington, DE 19890                                            Wilmington, DE 19890

    SUB-ADMINISTRATOR AND                                       Holds the Portfolio's assets,
       ACCOUNTING AGENT                                          settles all portfolio trades
                                                                   and collects most of the
          PFPC Inc.                                              valuation data required for
     301 Bellevue Parkway                                        calculating the portfolio's
     Wilmington, DE 19809                                               NAV per share.
Provides facilities, equipment
  and personnel to carry out
   administrative services
 related to the Portfolio and
  calculates the Portfolio's
    NAV and distributions.

                                         Distribution
                                         DISTRIBUTOR
                                   PFPC Distributors, Inc.
                                        760 Moore Road
                                  King of Prussia, PA 19406
                                 Distributes the Portfolio's
                                           shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern time, or when checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Premier Money Market Portfolio     Wilmington Premier Money Market Portfolio
    c/o PFPC Inc                                  c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Short-Term Income Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington Small Cap Growth Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Real Estate Portfolio

     Wilmington Large Cap Strategic Allocation Fund

     Wilmington Mid Cap Strategic Allocation Fund

     Wilmington Small Cap Strategic Allocation Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolio issues Institutional and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee.

                                    GLOSSARY

MONEY MARKET FUNDS:
Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

YIELD:
Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

MUTUAL FUND EXPENSES:
Every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

INVESTMENT ADVISER:
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":
NAV -- Assets - Liabilities
       --------------------
        Outstanding Shares

NET INVESTMENT INCOME:
Net investment income consists of interest earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

    WT Mutual Fund
    c/o PFPC Inc.
    760 Moore Road
    King of Prussia, PA 19406
    (800) 336-9970
    9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                               OF WT MUTUAL FUND
                                INVESTOR SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies, risks and
expenses of each Portfolio.      Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................8

                                 Example.......................................9

                                 Investment Objectives.........................9

                                 Primary Investment Strategies................10

                                 Additional Risk Information..................11

                                 Financial Highlights.........................12

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................15

                                 Service Providers............................16

Policies and instructions
for opening, maintaining
and closing an account in
any of the Portfolios.      SHAREHOLDER INFORMATION

                                 Pricing of Shares............................17

                                 Purchase of Shares...........................17

                                 Redemption of Shares.........................19

                                 Exchange of Shares...........................20

                                 Distributions................................22

                                 Taxes........................................22

Details on the Portfolios'
distribution plans,
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Rule 12b-1 Fees..............................23

                                 Master/Feeder Structure......................23

                                 Share Classes................................23

                            FOR MORE INFORMATION..............................24

For information about key terms and concepts, please refer to the "GLOSSARY."

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                                INVESTOR SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

-------------------------------------------------------------------------------------------------------
SUMMARY
-------------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON PRIME MONEY MARKET and WILMINGTON U.S.
                                           GOVERNMENT PORTFOLIOS each seek high current income, while preserving capital and liquidity.
                                       --  The WILMINGTON TAX-EXEMPT PORTFOLIO seeks high current interest income exempt from Federal income taxes while
                                           preserving principal.
-------------------------------------------------------------------------------------------------------
Investment Focus                       --  Money market instruments
-------------------------------------------------------------------------------------------------------
Share Price Volatility                 --  Each Portfolio will strive to maintain a stable $1.00 share price.
-------------------------------------------------------------------------------------------------------
Principal Investment Strategy          --  Each Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly.
                                           Instead, it invests in a corresponding mutual fund or
                                           "master fund," which in turn purchases investment
                                           securities. The Portfolios invest all of their assets in
                                           master funds, which are separate series of WT Investment
                                           Trust I. Each Portfolio and its corresponding Series have
                                           the same investment objective, policies and limitations.
                                       --  The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in the
                                           Prime Money Market Series, which invests in money market
                                           instruments, including bank obligations, high quality
                                           commercial paper and U.S. Government obligations.
                                       --  The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests in the U.S.
                                           Government Series, which invests at least 80% of its assets in U.S. Government obligations and repurchase agreements
                                           collateralized by such obligations.
                                       --  The WILMINGTON TAX-EXEMPT PORTFOLIO invests in the
                                           Tax-Exempt Series, which invests in high quality municipal obligations, municipal bonds and other instruments exempt
                                           from Federal income tax.

                                          --  In selecting securities for the Series, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.
                                          --  Each of the WILMINGTON PRIME MONEY MARKET, the WILMINGTON U.S. GOVERNMENT
                                              and the WILMINGTON TAX-EXEMPT PORTFOLIOS, through its corresponding Series, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.
--------------------------------------------------------------------------------------------------------------------------
Principal Risks                    The Portfolios are subject to the risks summarized below, which are further described under "Additional Risk Information."
                                          --  An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal
                                              Deposit Insurance Corporation or any other government agency. Although each
                                              Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.
                                          --  The obligations in which the Portfolios invest through their corresponding
                                              Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.
                                              Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.
                                          --  The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.
--------------------------------------------------------------------------------------------------------------------------
Investor Profile                          --  Conservative
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

1993                                                                             2.86%
1994                                                                             3.89%
1995                                                                             5.63%
1996                                                                             5.08%
1997                                                                             5.22%
1998                                                                             5.17%
1999                                                                             4.80%
2000                                                                             6.11%
2001                                                                             3.92%
2002                                                                             1.47%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.57%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.57%                              0.31%
       (December 31, 2000)                (December 31, 2002)

AVERAGE ANNUAL RETURNS AS OF 12/31/02                       1 Year      5 Years      10 Years
-------------------------------------                       ------      -------      --------
Prime Money Market Portfolio-Investor Shares                1.47%        4.28%        4.41%

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

1993                                                                             2.82%
1994                                                                             3.82%
1995                                                                             5.51%
1996                                                                             4.99%
1997                                                                             5.12%
1998                                                                             5.07%
1999                                                                             4.69%
2000                                                                             5.94%
2001                                                                             3.71%
2002                                                                             1.26%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.51%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.54%                              0.27%
       (December 31, 2000)                (December 31, 2002)

AVERAGE ANNUAL RETURNS AS OF 12/31/02                       1 Year      5 Years      10 Years
-------------------------------------                       ------      -------      --------
U.S. Government Portfolio-Investor Shares                   1.26%        4.12%        4.28%

                        WILMINGTON TAX-EXEMPT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

1993                                                                             1.98%
1994                                                                             2.42%
1995                                                                             3.47%
1996                                                                             3.01%
1997                                                                             3.15%
1998                                                                             2.98%
1999                                                                             2.76%
2000                                                                             3.65%
2001                                                                             2.30%
2002                                                                             0.90%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.37%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              0.96%                              0.21%
       (December 31, 2000)                  (March 31, 2002)

AVERAGE ANNUAL RETURNS AS OF 12/31/02                       1 Year      5 Years      10 Years
-------------------------------------                       ------      -------      --------
Tax-Exempt Portfolio-Investor Shares                        0.90%        2.52%        2.66%

     You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                                INVESTOR SHARES

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                                           U.S.
                                       Prime Money      Government   Tax-Exempt
                                     Market Portfolio   Portfolio    Portfolio
                                     ----------------   ----------   ----------
Management fees                            0.43%           0.47%        0.47%
Distribution (12b-1) fees(2)               0.10%           0.10%        0.10%
Other expenses                             0.04%           0.05%        0.06%
TOTAL ANNUAL OPERATING EXPENSES            0.57%           0.62%        0.63%

(1) This table and the example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
(2) While the Distribution (12b-1) Plan provides for payments of up to 0.20% of each Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Portfolio's average net assets.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                         1 Year      3 Years      5 Years      10 Years
---------------                         ------      -------      -------      --------
Prime Money Market Portfolio             $58         $183         $318          $714
U.S. Government Portfolio                $63         $199         $346          $774
Tax-Exempt Portfolio                     $64         $202         $351          $786

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

     The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:

         -- U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

     The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 80% of its total assets in:

         --  U.S. Government obligations; and

         -- repurchase agreements that are fully collateralized by such obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

     The WILMINGTON TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:

         --  high quality municipal obligations and municipal bonds;

         --  floating and variable rate obligations;

         --  participation interests;

         --  high quality tax-exempt commercial paper; and

         --  high quality short-term municipal notes.

     The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Investor Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Investor Shares' Annual Report, which is available without charge upon request.

                                                                                  For the Period      For the
                                                                                    October 1,      Fiscal Year
                                         For the Fiscal Years Ended June 30,           1998            Ended
                                      -----------------------------------------      through       September 30,
PRIME MONEY MARKET PORTFOLIO-          2003      2002       2001       2000+      June 30, 1999+       1998+
INVESTOR SHARES                       -------   -------   --------   ----------   --------------   -------------
NET ASSET VALUE-BEGINNING OF
  PERIOD............................  $  1.00   $  1.00   $   1.00   $     1.00     $     1.00      $     1.00
                                      -------   -------   --------   ----------     ----------      ----------
INVESTMENT OPERATIONS:
  Net investment income.............     0.01      0.02       0.06         0.05           0.04            0.05
                                      -------   -------   --------   ----------     ----------      ----------
DISTRIBUTIONS:
  From net investment income........    (0.01)    (0.02)     (0.06)       (0.05)         (0.04)          (0.05)
  From net realized gain............       --        --(2)       --          --             --              --
                                      -------   -------   --------   ----------     ----------      ----------
  Total distributions...............    (0.01)    (0.02)     (0.06)       (0.05)         (0.04)          (0.05)
                                      -------   -------   --------   ----------     ----------      ----------
NET ASSET VALUE-END OF PERIOD.......  $  1.00   $  1.00   $   1.00   $     1.00     $     1.00      $     1.00
                                      =======   =======   ========   ==========     ==========      ==========
TOTAL RETURN........................    1.07%     2.26%      5.68%        5.45%          3.51%**         5.26%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses..........................    0.51%     0.43%      0.48%        0.50%          0.52%*          0.53%
  Net investment income.............    1.10%     2.54%      5.70%        5.35%          4.61%*          5.13%
Net assets at end of period
  (000 omitted).....................  $28,937   $43,314   $382,884   $2,064,018     $1,651,174      $1,702,734

*   Annualized.
**  Not annualized.
+ Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Prime Money Market Series.
(2) Distributions were less than $0.01 per share.

                                                                                For the Period      For the
                                                                                  October 1,      Fiscal Year
                                        For the Fiscal Years Ended June 30,          1998            Ended
                                       --------------------------------------      through       September 30,
U.S. GOVERNMENT PORTFOLIO-              2003      2002      2001      2000+     June 30, 1999+       1998+
INVESTOR SHARES                        -------   -------   -------   --------   --------------   -------------
NET ASSET VALUE-BEGINNING OF
  PERIOD.............................  $  1.00   $  1.00   $  1.00   $   1.00      $   1.00        $   1.00
                                       -------   -------   -------   --------      --------        --------
INVESTMENT OPERATIONS:
  Net investment income..............     0.01      0.02      0.05       0.05          0.03            0.05
                                       -------   -------   -------   --------      --------        --------
DISTRIBUTIONS:
  From net investment income.........    (0.01)    (0.02)    (0.05)     (0.05)        (0.03)          (0.05)
  From net realized gain.............       --        --(2)      --        --            --              --
                                       -------   -------   -------   --------      --------        --------
  Total distributions................    (0.01)    (0.02)    (0.05)     (0.05)        (0.03)          (0.05)
                                       -------   -------   -------   --------      --------        --------
NET ASSET VALUE-END OF PERIOD........  $  1.00   $  1.00   $  1.00   $   1.00      $   1.00        $   1.00
                                       =======   =======   =======   ========      ========        ========
TOTAL RETURN.........................    0.95%     2.02%     5.50%      5.25%         3.42%**         5.19%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses...........................    0.57%     0.54%     0.54%      0.54%         0.54%*          0.54%
  Net investment income..............    0.93%     2.37%     5.59%      5.17%         4.51%*          5.06%
Net assets at end of period
  (000 omitted)......................  $34,252   $23,576   $95,324   $765,121      $547,833        $802,153

*   Annualized.
**  Not annualized.
+ Effective November 1, 1999, the Rodney Square U.S. Government Portfolio ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I-U.S. Government Series.
(2) Distributions were less than $0.01 per share.

                                                                               For the Period       For the
                                                                                 October 1,       Fiscal Year
                                       For the Fiscal Years Ended June 30,          1998             Ended
                                      --------------------------------------       through       September 30,
TAX-EXEMPT PORTFOLIO- INVESTOR         2003      2002      2001      2000+     June 30, 1999+        1998+
SHARES                                -------   -------   -------   --------   ---------------   -------------
NET ASSET VALUE-BEGINNING OF
  PERIOD............................  $  1.00   $  1.00   $  1.00   $   1.00      $   1.00         $   1.00
                                      -------   -------   -------   --------      --------         --------
INVESTMENT OPERATIONS:
  Net investment income.............     0.01      0.01      0.03       0.03          0.02             0.03
                                      -------   -------   -------   --------      --------         --------
DISTRIBUTIONS:
  From net investment income........    (0.01)    (0.01)    (0.03)     (0.03)       (0.02)            (0.03)
                                      -------   -------   -------   --------      --------         --------
NET ASSET VALUE-END OF PERIOD.......  $  1.00   $  1.00   $  1.00   $   1.00      $   1.00         $   1.00
                                      =======   =======   =======   ========      ========         ========
TOTAL RETURN........................    0.73%     1.30%     3.38%      3.23%         1.96%**          3.11%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses..........................    0.57%     0.56%     0.53%      0.55%         0.55%*           0.55%
  Net investment income.............    0.72%     1.49%     3.36%      3.21%         2.58%*           3.05%
Net assets at end of period
  (000 omitted).....................  $23,382   $29,597   $65,138   $483,092      $451,509         $392,610

*   Annualized.
**  Not annualized.
+ Effective November 1, 1999, the Rodney Square Tax-Exempt Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Tax-Exempt Series.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

     For the twelve months ended June 30, 2003, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC a fee at an annual rate of 0.43%, 0.47% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                                  [FLOW CHART]
WT MUTUAL FUND
WILMINGTON PRIME MONEY MARKET PORTFOLIO
WILMINGTON U.S. GOVERNMENT PORTFOLIO
WILMINGTON TAX-EXEMPT PORTFOLIO

Asset Management

INVESTMENT ADVISER

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890
Manages each Series' investment activities.

Fund Operations

ADMINISTRATOR

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND
ACCOUNTING AGENT

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to each Portfolio and calculates each Portfolio's NAV and distributions.

Shareholder
Services

TRANSFER AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

Asset
Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
Holds each Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Portfolio's NAV per share.

Distribution

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes the Portfolio's shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern time for the Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
Day                           Independence Day              Christmas Day
Presidents' Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or when checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Portfolio and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington

Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Short-Term Income Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio
Wilmington Small Cap Core Portfolio

Wilmington Small Cap Growth Portfolio

Wilmington International Multi-Manager Portfolio

Wilmington Large Cap Value Portfolio

Wilmington Real Estate Portfolio

Wilmington Large Cap Strategic Allocation Fund

Wilmington Mid Cap Strategic Allocation Fund

Wilmington Small Cap Strategic Allocation Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

RULE 12B-1 FEES
--------------------------------------------------------------------------------

     The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the Distribution (12b-1) Plan provides for payments of up to 0.20% of the average net assets of each Portfolio's Investor Shares, the Board of Trustees has authorized annual payments of up to 0.10% of the average net assets of each Portfolio's Investor Shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Services Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

MONEY MARKET FUNDS:
Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund

YIELD:
Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

MUTUAL FUND EXPENSES:
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

INVESTMENT ADVISER:
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":
NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:
Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

RULE 12B-1 FEES:
Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, PA 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                               OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks and expenses of each
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................8

                                 Example.......................................9

                                 Investment Objectives.........................9

                                 Primary Investment Strategies................10

                                 Additional Risk Information..................11

                                 Financial Highlights.........................12

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................15

                                 Service Providers............................16

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................17

                                 Purchase of Shares...........................17

                                 Redemption of Shares.........................19

                                 Exchange of Shares...........................20

                                 Distributions................................21

                                 Taxes........................................21

Details on the Portfolios'
shareholder service fees,
master/feeder arrangement
and share classes.          DISTRIBUTION AND SERVICE ARRANGEMENTS

                                 Shareholder Service Fees.....................22

                                 Master/Feeder Structure......................22

                                 Share Classes................................22

                            FOR MORE INFORMATION..............................24

For information about key terms and concepts, please refer to the "GLOSSARY."

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                                 SERVICE SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON PRIME MONEY MARKET and WILMINGTON U.S.
                                           GOVERNMENT PORTFOLIOS each seek high current income,
                                           while preserving capital and liquidity.
                                      --   The WILMINGTON TAX-EXEMPT PORTFOLIO seeks high current
                                      interest income exempt from Federal income taxes while
                                           preserving principal.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Money market instruments
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Each Portfolio will strive to maintain a stable $1.00
                                      share price.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a corresponding mutual
                                           fund or "master fund," which in turn purchases
                                           investment securities. The Portfolios invest all of
                                           their assets in master funds, which are separate series
                                           of WT Investment Trust I. Each Portfolio and its
                                           corresponding Series have the same investment
                                           objective, policies and limitations.
                                      --   The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in
                                      the Prime Money Market Series, which invests in money market instruments, including bank obligations, high quality
                                           commercial paper and U.S. Government obligations.
                                      --   The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests in the
                                      U.S. Government Series, which invests at least 80% of its
                                           assets in U.S. Government obligations and repurchase
                                           agreements collateralized by such obligations.
                                      --   The WILMINGTON TAX-EXEMPT PORTFOLIO invests in the
                                      Tax-Exempt Series, which invests in high quality municipal obligations, municipal bonds and other instruments
                                           exempt from Federal income tax.

                                      --   In selecting securities for the Series, the investment
                                      adviser seeks current income, liquidity and safety of
                                           principal. The investment adviser may sell securities
                                           if the securities are downgraded to a lower ratings
                                           category.
                                      --   Each of the WILMINGTON PRIME MONEY MARKET, the
                                      WILMINGTON U.S. GOVERNMENT and the WILMINGTON TAX-EXEMPT
                                           PORTFOLIOS, through its corresponding Series, may
                                           invest more than 25% of its total assets in the
                                           obligations of banks, finance companies and utilities.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to the risks summarized below,
                                      which are further described under "Additional Risk
                                      Information."
                                      --   An investment in a Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency. Although
                                           each Portfolio seeks to preserve the value of your
                                           investment at $1.00 per share, it is possible to lose
                                           money by investing in a Portfolio.
                                      --   The obligations in which the Portfolios invest through
                                      their corresponding Series are subject to credit risk and
                                           interest rate risk. Typically, when interest rates
                                           rise, the market prices of debt securities go down.
                                           Securities issued by government-sponsored entities are
                                           not insured or guaranteed by the U.S. Government.
                                      --   The performance of a Portfolio will depend on whether
                                      or not the investment adviser is successful in pursuing the investment strategy.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Conservative
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


       ANNUAL RETURN FOR CALENDAR YEAR SINCE INCEPTION
                                                                   [PERCENTAGES]

[BAR CHART]

2002                                                                             1.19

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.41%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              0.33%                              0.26%
         (March 31, 2002)                 (December 31, 2002)

AVERAGE ANNUAL RETURNS AS OF 12/31/02                1 Year      Since Inception (April 2, 2001)
-------------------------------------                ------      -------------------------------
Prime Money Market Portfolio-Service Shares           1.19%                   2.02%

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing the changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


       ANNUAL RETURN FOR CALENDAR YEAR SINCE INCEPTION
                                                                   [PERCENTAGES]

[BAR CHART]

2002                                                                             1.04

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.36%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              0.29%                              0.21%
         (March 31, 2002)                 (December 31, 2002)

AVERAGE ANNUAL RETURNS AS OF 12/31/02               1 Year       Since Inception (April 2, 2001)
-------------------------------------               -------      -------------------------------
U.S. Government Portfolio-Service Shares             1.04%                    1.84%

                        WILMINGTON TAX-EXEMPT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


       ANNUAL RETURN FOR CALENDAR YEAR SINCE INCEPTION
                                                                   [PERCENTAGES]

[BAR CHART]

2002                                                                             0.70

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.22%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              0.19%                              0.17%
         (June 30, 2002)                  (September 30, 2002)

AVERAGE ANNUAL RETURNS AS OF 12/31/02               1 Year       Since Inception (April 2, 2001)
-------------------------------------               -------      -------------------------------
Tax-Exempt Portfolio-Service Shares                  0.70%                    1.18%

     You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                                 SERVICE SHARES

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                                         U.S.
                                     Prime Money      Government   Tax-Exempt
                                   Market Portfolio   Portfolio    Portfolio
                                   ----------------   ----------   ----------
Management fees                         0.43%            0.47%        0.47%
Distribution (12b-1) fees               None             None         None
Shareholder Service fees                0.25%            0.25%        0.25%
Other expenses                          0.04%            0.05%        0.06%
TOTAL ANNUAL OPERATING EXPENSES         0.72%            0.77%        0.78%

1 This table and the example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Service Shares of each Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                          1 Year      3 Years      5 Years      10 Years
--------------                          ------      -------      -------      --------
Prime Money Market Portfolio             $74         $230         $401          $894
U.S. Government Portfolio                $79         $246         $428          $954
Tax-Exempt Portfolio                     $80         $249         $433          $966

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

     The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:

         -- U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

     The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 80% of its total assets in:

         --  U.S. Government obligations; and

         -- repurchase agreements that are fully collateralized by such obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

     The WILMINGTON TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:

         --  high quality municipal obligations and municipal bonds;

         --  floating and variable rate obligations;

         --  participation interests;

         --  high quality tax-exempt commercial paper; and

         --  high quality short-term municipal notes.

     The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance since inception. Certain information reflects financial results for a single Service Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Service Shares' Annual Report, which is available without charge upon request.

                                           For the          For the        For the Period
                                         Fiscal Year      Fiscal Year     April 2, 2001(2)
                                            Ended            Ended            through
PRIME MONEY MARKET PORTFOLIO-SERVICE    June 30, 2003    June 30, 2002     June 30, 2001
SHARES                                  -------------    -------------    ----------------
NET ASSET VALUE-BEGINNING OF
  PERIOD............................     $     1.00       $     1.00         $     1.00
                                         ----------       ----------         ----------
INVESTMENT OPERATIONS:
  Net investment income.............           0.01             0.02               0.01
                                         ----------       ----------         ----------
DISTRIBUTIONS:
  From net investment income........          (0.01)           (0.02)             (0.01)
  From net realized gain............             --               --(3)              --
                                         ----------       ----------         ----------
     Total distributions............          (0.01)           (0.02)             (0.01)
                                         ----------       ----------         ----------
NET ASSET VALUE-END OF PERIOD.......     $     1.00       $     1.00         $     1.00
                                         ==========       ==========         ==========
TOTAL RETURN........................          0.87%            1.95%              1.01%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..........................          0.72%            0.72%              0.72%*
  Net investment income.............          0.86%            1.91%              3.97%*
Net assets at end of period (000
  omitted)..........................     $2,354,190       $2,358,034         $2,155,407

 * Annualized.
** Not annualized.
 1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Prime Money Market Series.
 2 Commencement of operations.
 3 Distributions were less than $0.01 per share.

                                              For the         For the       For the Period
                                            Fiscal Year     Fiscal Year    April 2, 2001(2)
                                               Ended           Ended           through
                                           June 30, 2003   June 30, 2002    June 30, 2001
U.S. GOVERNMENT PORTFOLIO- SERVICE SHARES  -------------   -------------   ----------------
NET ASSET VALUE-BEGINNING OF PERIOD.....     $   1.00        $   1.00         $     1.00
                                             --------        --------         ----------
INVESTMENT OPERATIONS:
  Net investment income.................         0.01            0.02               0.01
                                             --------        --------         ----------
DISTRIBUTIONS:
  From net investment income............        (0.01)          (0.02)             (0.01)
  From net realized gain................           --           --(3)                 --
                                             --------        --------         ----------
     Total distributions................        (0.01)          (0.02)             (0.01)
                                             --------        --------         ----------
NET ASSET VALUE-END OF PERIOD...........     $   1.00        $   1.00         $     1.00
                                             ========        ========         ==========
TOTAL RETURN............................        0.75%           1.79%              0.94%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..............................        0.77%           0.78%              0.78%*
  Net investment income.................        0.76%           1.78%              3.75%*
Net assets at end of period (000
  omitted)..............................     $929,538        $974,914         $1,120,776

 * Annualized.
** Not annualized.
 1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I-U.S. Government Series.
 2 Commencement of operations.
 3 Distributions were less than $0.01 per share.

                                            For the         For the       For the Period
                                          Fiscal Year     Fiscal Year    April 2, 2001(2)
                                             Ended           Ended           through
                                         June 30, 2003   June 30, 2002    June 30, 2001
TAX-EXEMPT PORTFOLIO- SERVICE SHARES     -------------   -------------   ----------------
NET ASSET VALUE-BEGINNING OF PERIOD....    $   1.00        $   1.00          $   1.00
                                           --------        --------          --------
INVESTMENT OPERATIONS:
  Net investment income................        0.01            0.01              0.01
                                           --------        --------          --------
DISTRIBUTIONS:
  From net investment income...........       (0.01)          (0.01)            (0.01)
                                           --------        --------          --------
NET ASSET VALUE-END OF PERIOD..........    $   1.00        $   1.00          $   1.00
                                           ========        ========          ========
TOTAL RETURN...........................       0.52%           1.09%             0.64%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses.............................       0.78%           0.78%             0.79%*
  Net investment income................       0.52%           1.08%             2.38%*
Net assets at end of period (000
  omitted).............................    $525,522        $493,767          $409,650

 * Annualized.
** Not annualized.
 1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Tax-Exempt Series.
 2 Commencement of operations.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

     For the twelve months ended June 30, 2003, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC a fee at an annual rate of 0.43%, 0.47% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                                  [FLOW CHART]
WT MUTUAL FUND
WILMINGTON PRIME MONEY
MARKET PORTFOLIO
WILMINGTON U.S. GOVERNMENT
PORTFOLIO
WILMINGTON TAX-EXEMPT
PORTFOLIO

Asset Management

INVESTMENT ADVISER

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890
Manages each Series' investment activities.

Fund Operations

ADMINISTRATOR

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND
ACCOUNTING AGENT

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to each Portfolio and calculates each Portfolio's NAV and distributions.

Shareholder Services

TRANSFER AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including recordkeeping and statements, payment of distribution and processing of buy and sell requests.

Asset Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
Holds each Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Portfolio's NAV per share.

Distribution

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes the Portfolio's shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern time for the Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to

10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or when checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However, there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Portfolio for Service Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Large Cap Strategic Allocation Fund

     Wilmington Mid Cap Strategic Allocation Fund

     Wilmington Small Cap Strategic Allocation Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolios' shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                     DISTRIBUTION AND SERVICE ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

     The Board of Trustees has adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder service fee. Investor Shares are not subject to a shareholder service fee, but are subject to a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MONEY MARKET FUNDS:
Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

YIELD:
Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

MUTUAL FUND EXPENSES:
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

INVESTMENT ADVISER:
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":
NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:
Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

    WT Mutual Fund
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, PA 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO
                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Portfolios:

             -    are not bank deposits

             - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

             -    are not federally insured

             - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

             -    are not guaranteed to achieve their goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

A look at the goals, strategies,       PORTFOLIO DESCRIPTIONS                       3
risks, expenses and financial            Summary...............................     3
history of each Portfolio.               Performance Information...............     6
                                         Fees and Expenses.....................    11
                                         Example...............................    12
                                         Investment Objectives.................    13
                                         Primary Investment Strategies.........    13
                                         Series Composition....................    15
                                         Additional Risk Information...........    16

Details about the service                MANAGEMENT OF THE PORTFOLIOS              17
providers.                               Investment Adviser....................    17
                                         Portfolio Managers....................    18
                                         Service Providers.....................    19

Policies and instructions for          SHAREHOLDER INFORMATION                     20
opening, maintaining and                 Pricing of Shares.....................    20
closing an account in any of             Purchase of Shares....................    20
the Portfolios.                          Redemption of Shares..................    22
                                         Exchange of Shares....................    23
                                         Distributions.........................    25
                                         Taxes.................................    25

Details on the Portfolios'             DISTRIBUTION ARRANGEMENTS                   26
distribution plans,                      Rule 12b-1 Fees.......................    26
master/feeder arrangement                Master/Feeder Structure...............    26
and share classes.                       Share Classes.........................    26

                                       FOR MORE INFORMATION....................    29

For information about key terms and concepts, please refer to the "Glossary."

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objective             -    The WILMINGTON SHORT/INTERMEDIATE BOND
                                      PORTFOLIO and the WILMINGTON BROAD MARKET
                                      BOND PORTFOLIO each seeks a high total
                                      return, consistent with high current
                                      income.

                                 -    The WILMINGTON MUNICIPAL BOND PORTFOLIO
                                      seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

                                 - The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income.

Investment Focus                 -    Fixed income securities

Share Price Volatility           -    Moderate

Principal Investment Strategy    -    Each Portfolio operates as a "feeder fund"
                                      which means that the Portfolio does not
                                      buy individual securities directly.
                                      Instead, it invests in a "master fund,"
                                      which in turn purchases investment
                                      securities. The Portfolios invest all of their assets in master funds which are separate series of WT Investment Trust I.
                                      Each Portfolio and its corresponding
                                      Series have the same investment objective, policies and limitations.

                                 -    The WILMINGTON SHORT/INTERMEDIATE BOND
                                      PORTFOLIO invests in the
                                      Short/Intermediate Bond Series, which
                                      invests at least 85% of its total assets in various types of investment grade fixed income securities.

                                 - The WILMINGTON BROAD MARKET BOND PORTFOLIO invests in the Broad Market Bond Series, which invests at least 85% of its total assets in various types of investment grade fixed income securities.

                                 -    The WILMINGTON MUNICIPAL BOND PORTFOLIO
                                      invests in the Municipal Bond Series,
                                      which invests at least 80% of its net
                                      assets in municipal securities that
                                      provide interest exempt from federal
                                      income tax.

                                 - The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests in the Short-Term Income Series, which, under normal circumstances, invests at least 80% of its total assets in investment grade fixed-income securities such as corporate bonds, notes or commercial paper and U.S. Government obligations. The Series invests primarily in short and intermediate term, investment grade, fixed income securities and may invest up to 20% of its assets in non-investment grade, fixed income securities.

                                 -    The investment adviser purchases
                                      securities based on their yield or
                                      potential capital appreciation, or both.
                                      The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that may perform better.

Principal Risks                  The Portfolios are subject to the risks
                                 summarized below which are further described under "Additional Risk Information."

                                 -    An investment in a Portfolio is not a
                                      deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 - It is possible to lose money by investing in a Portfolio.

                                 - The fixed income securities in which the Portfolios invest through their corresponding Series are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

                                 -    Non-investment grade, fixed income
                                      securities, involve greater risk of
                                      default or price changes due to the lower credit quality of the issuer than investment grade, fixed income securities. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                                 - The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing an investment strategy.

Investor Profile                 -    Investors who want income from their
                                      investments without the volatility of an equity portfolio.

PERFORMANCE INFORMATION

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one, five and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/Credit Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less.The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Portfolio, effective November 1, 1999. In connection with the merger, the Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[BAR CHART]

PERFORMANCE YEARS             RETURNS
      1993                     7.92%
      1994                    -2.02%
      1995                    14.95%
      1996                     3.37%
      1997                     7.56%
      1998                     7.75%
      1999                     0.33%
      2000                     9.71%
      2001                     8.40%
      2002                     9.18%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 3.85%

PFPC PLEASE UPDATE

 BEST QUARTER                  WORST QUARTER
 ------------                  -------------
     5.13%                         -1.77%
(June 30, 1995)               (March 31, 1994)

INSTITUTIONAL SHARES

AVERAGE ANNUAL RETURNS AS OF 12/31/02                           1 Year             5 Years            10 Years
-------------------------------------                           ------             -------            --------
Short/Intermediate Bond Portfolio Return Before Taxes            9.18%              7.02%               6.61%
Return After Taxes on Distributions(1)                           7.08%              4.68%               4.20%
Return After Taxes on Distributions and Sales of Shares(1)       5.61%              4.46%               4.08%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no
deductions for fees, expenses or taxes)(2)                       9.05%              7.25%               6.82%
Lehman Intermediate Government/Credit Index (reflects no
deductions for fees, expenses or taxes)(3)                       9.82%              7.48%               7.07%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since Investor Shares of the Portfolio we first offered on July 1, 2002, the average annual return information above reflects the performance of Institutional Shares of the Portfolio. After-tax returns for Investor Shares will vary.

(2) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

(3) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO

         The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one, five and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[BAR CHART]

PERFORMANCE YEARS            RETURNS
      1993                     0.60%
      1994                    -4.20%
      1995                    18.90%
      1996                     1.73%
      1997                     9.06%
      1998                     8.73%
      1999                    -2.19%
      2000                    11.91%
      2001                     7.94%
      2002                     9.67%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 4.25%

 BEST QUARTER                  WORST QUARTER
     6.54%                         -3.41%
(June 30, 1995)               (March 31, 1994)

INSTITUTIONAL SHARES

                                                                                  Since
AVERAGE ANNUAL RETURNS AS OF 12/31/02                          1 Year        June 29, 1998(1)       5 Years(1)       10 Years(1)
-------------------------------------                          ------        ----------------       ----------       -----------
Broad Market Bond Portfolio Return Before Taxes                 9.67%              7.00%              7.10%(2)         7.01%(2)
Return After Taxes on Distributions(3)                          7.52%              4.59%               N/A              N/A
Return After Taxes on Distributions and Sales of Shares(3)      5.94%              4.40%               N/A              N/A
Merrill Lynch U.S. Treasury  Master Index  (reflects no
   deductions for fees, expenses or taxes)(4)                  11.57%              7.64%              7.71%            7.52%
Lehman  Government/Credit  Index  (reflects no deductions
   for fees, expenses or taxes)(5)                             11.02%              7.51%              7.61%            7.61%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

(5) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO

         The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one and five years and since inception, before and after taxes, compared with those of its benchmark index, the Lehman Quality Intermediate Municipal Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

PERFORMANCE YEARS            RETURNS
      1994                    -4.17%
      1995                    14.08%
      1996                     3.51%
      1997                     7.18%
      1998                     5.24%
      1999                    -0.64%
      2000                     8.47%
      2001                     4.38%
      2002                     7.92%

PFPC PLEASE UPDATE

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 3.02%

  BEST QUARTER                  WORST QUARTER
      5.86%                         -4.79%
(March 31, 1995)               (March 31, 1994)

INSTITUTIONAL SHARES

                                                                                                      Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                          1 Year               5 Years         (November 1, 1993)
-------------------------------------                          ------               -------         ------------------
Municipal Bond Portfolio Return Before Taxes                    7.92%                5.02%                 5.05%
Return After Taxes on Distributions(1)                          7.86%                4.95%                 5.01%
Return After Taxes on Distributions on Sales of Shares(1)       6.24%                4.85%                 4.91%
Lehman Quality Intermediate Municipal Index(3)                  9.23%                5.88%                 5.73%
Merrill Lynch Intermediate Municipal Index (reflects
no deductions for fees, expenses or taxes)(2)                  10.48%                6.24%                 5.99%

-------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal.

(3) The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 1 to 12 years.

                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

         As of the date of this Prospectus the Investor Shares of the Short-Term Income Portfolio have not yet commenced operations. The Portfolio will measure its performance against the Merrill Lynch 1-5 Year Treasury Index, its benchmark index. The Merrill Lynch 1-5 Year Treasury Index consists of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years.

You may call (800) 336-9970 to obtain a Portfolio's current yield.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             Investor Shares
                                                                       ---------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering  price)                                        None
Maximum deferred sales charge                                               None
Maximum sales charge imposed on reinvested dividends
(and other distributions)                                                   None
Redemption fee(1)                                                           1.00%
Exchange fee(1)                                                             1.00%

(1) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                                                               Broad                         Short-Term
                                                      Short/Intermediate    Market Bond      Municipal         Income
                                                        Bond Portfolio       Portfolio    Bond Portfolio     Portfolio
                                                        --------------      ----------    --------------     ---------
 Management fees                                             0.35%            0.35%           0.35%            0.35%
 Distribution (12b-1) fees                                   0.25%            0.25%           0.25%            0.25%
 Other expenses                                              0.27%            0.31%           0.60%            1.05%(2)
 TOTAL ANNUAL OPERATING EXPENSES                             0.87%            0.91%           1.20%(3)         1.65%(4)
 Waivers/reimbursements                                                                       0.20%(3)         0.75%(4)
 NET EXPENSES                                                                                 1.00%(3)         0.90%(4)

(1) This table and the Example below each reflect the aggregate annual operating expenses of each Portfolio and its corresponding Series of the Trust in which the Portfolio invests.

(2) "Other expenses" are based on estimated amounts for the current fiscal year.

(3) For Investor Shares of the Municipal Bond Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.00%. For Investor Shares this waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

(4) For Investor Shares of the Short-Term Income Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.90%. This waiver will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

EXAMPLE

This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

-        you reinvested all dividends and other distributions;

-        the average annual return was 5%;

- the Portfolio's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

-        you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                    1 Year           3 Years
---------------                                    ------           -------
Short/Intermediate Bond Portfolio                   $ 89              $278
Broad Market Bond Portfolio                         $ 93              $290
Municipal Bond Portfolio                            $102              $340
Short-Term Income Portfolio                         $ 92              $369

         The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

         The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seek a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income. The investment objective may be changed without shareholder approval, upon 60 days' written notice. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:

                  - will invest at least 85% of its total assets in various types of investment grade fixed income securities

                  - may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers

                  - will, as a matter of fundamental policy, maintain a short-to-intermediate average dollar-weighted duration (2-1/2 to 4 years)

         The WILMINGTON BROAD MARKET BOND PORTFOLIO invests its assets in the Broad Market Bond Series, which:

                  - will invest at least 85% of its total assets in various types of investment grade fixed income securities

                  - may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers

                  - will, as a matter of fundamental policy, maintain an intermediate average dollar-weighted duration (4 to 7 years)

         The WILMINGTON MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:

                  - will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax

                  - may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax

                  - will, as a matter of fundamental policy, maintain an intermediate average dollar-weighted duration (4 to 8 years)


         The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry.

         The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

         Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

     The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests its assets in the Short-Term Income Series, which:

         - will invest at least 80% of its total assets in investment grade corporate fixed income securities;

         - may invest up to 20% of its total assets in non-investment grade fixed income securities; and

         - will maintain a short average dollar-weighted duration(1 to 3 years)

SERIES COMPOSITION

         The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities markets and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

         Except for the Short-Term Income Series, the Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

         The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

                                            Short/Intermediate          Broad Market           Municipal        Short-Term
                                                   Bond                     Bond                 Bond             Income
                                          ------------------------    ------------------    ----------------   ------------
Asset-Backed Securities                             |X|                     |X|                                    |X|
Bank Obligations                                    |X|                     |X|                                    |X|
Corporate Bonds, Notes and Commercial Paper         |X|                     |X|                                    |X|
Mortgage-Backed Securities                          |X|                     |X|                                    |X|
Municipal Securities                                |X|                     |X|                  |X|               |X|
Obligations Issued By Supranational Agencies        |X|                     |X|                                    |X|
U.S. Government Obligations                         |X|                     |X|                                    |X|

         U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

         Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI"). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of a master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

                          MANAGEMENT OF THE PORTFOLIOS

         The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER

                  Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its respective investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion assets under management.

         For the twelve months ended June 30, 2003, RSMC received the following advisory fees (after fee waivers) as a percentage of each Series' average daily net assets:

Short/Intermediate Bond Series                       0.35%
Broad Market Bond Series                             0.35%
Municipal Bond Series                                0.22%

         The Short-Term Income Series pays RSMC a monthly advisory fee at the annual rate of 0.35% of the Series first $1 billion of average daily net assets; 0.30% of the Series next $1 billion of average daily net assets; and 0.25% of the Series average net assets over $2 billion.

PORTFOLIO MANAGERS

         ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for Fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

         CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

         DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

         LISA MORE, Vice President of RSMC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been affiliated with RSMC and its affiliates since 1988. Since 1990, she has specialized in the management of municipal income portfolios.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

                                 WT MUTUAL FUND

                          WILMINGTON SHORT/INTERMEDIATE
                                 BOND PORTFOLIO

                             WILMINGTON BROAD MARKET
                                 BOND PORTFOLIO

                              WILMINGTON MUNICIPAL
                                 BOND PORTFOLIO

                          WILMINGTON SHORT-TERM INCOME
                                   PORTFOLIO

Asset
Management

                               INVESTMENT ADVISER

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                        Manages each Series' business and
                             investment activities.

Shareholder
Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road

                            King of Prussia, PA 19406

                          Handles shareholder services,
                           including recordkeeping and
                             statements, payment of
                         distribution and processing of
                             buy and sell requests.

Fund
Operations

                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                       Provides facilities, equipment and
                             personnel to carry out
                       administrative services related to
                       each Portfolio and calculates each
                       Portfolio's NAV and distributions.

Asset
Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                         Holds each Portfolio's assets,
                          settles all portfolio trades
                            and collects most of the
                           valuation data required for
                          calculating each Portfolio's
                                 NAV per share.

Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                           Distributes the Portfolios'
                                     shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Short/Intermediate Bond Series and the Broad Market Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                  Good Friday           Labor Day
     Martin Luther King, Jr. Day     Memorial Day          Thanksgiving Day
     Presidents' Day                 Independence Day      Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

       Regular mail:                          Overnight mail:

       Wilmington Fixed Income Portfolios     Wilmington Fixed Income Portfolios
       c/o PFPC Inc.                          c/o PFPC Inc.
       P.O. Box 9828                          760 Moore
       Providence, RI 02940                   King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

       Regular mail:                          Overnight mail:
       Wilmington Fixed Income Portfolios     Wilmington Fixed Income Portfolios
       c/o PFPC Inc.                          c/o PFPC Inc.
       P.O. Box 9828                          760 Moore Road
       Providence, RI 02940                   King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

         Wilmington Prime Money Market Portfolio

         Wilmington U.S. Government Portfolio

         Wilmington Tax-Exempt Portfolio

         Wilmington Short/Intermediate Bond Portfolio

         Wilmington Broad Market Bond Portfolio

         Wilmington Municipal Bond Portfolio

         Wilmington Short-Term Income Portfolio

         Wilmington Large Cap Growth Portfolio

         Wilmington Large Cap Core Portfolio

         Wilmington Small Cap Core Portfolio

         Wilmington Small Cap Growth Portfolio

         Wilmington International Multi-Manager Portfolio

         Wilmington Large Cap Value Portfolio

         Wilmington Real Estate Portfolio

         Wilmington Large Cap Strategic Allocation Fund

         Wilmington Mid Cap Strategic Allocation Fund

         Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

         Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

         It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

         The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of a Portfolio's average daily net assets.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES

         The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Institutional Shares are offered to retirement plans and other institutional investors.

                                    GLOSSARY

MATURITY:

The final date on which the payment of a debt instrument (e.g., fixed income securities such as bonds and notes) becomes due and payable. Short-term bonds generally have maturities of up to five years; intermediate-term bonds between five and fifteen years; and long-term bonds over fifteen years.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

YIELD:

Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

FIXED INCOME SECURITIES:

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying a ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence the term "fixed-income" security.

DURATION:

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA, or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

MUNICIPAL SECURITIES:

Municipal securities are bonds issued by state and local governments to raise money for their activities.

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

THE NET ASSET VALUE OR "NAV":

      Assets - Liabilities
NAV = --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania, 19406
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                      WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                               OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks, expenses and
financial
history of each Portfolio.       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses............................10

                                 Example......................................11

                                 Investment Objectives........................11

                                 Primary Investment Strategies................12

                                 Series Composition...........................13

                                 Additional Risk Information..................15

                                 Financial Highlights.........................16

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................19

                                 Portfolio Managers...........................19

                                 Service Providers............................21

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................22

                                 Purchase of Shares...........................22

                                 Redemption of Shares.........................23

                                 Exchange of Shares...........................25

                                 Distributions................................26

                                 Taxes........................................26

Details on the Portfolios'
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................28

                                 Share Classes................................28

                            FOR MORE INFORMATION..............................31

For information about key terms and concepts, please refer to the "GLOSSARY."

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                      WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and
                                           the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a
                                           high total return, consistent with high current income.
                                      --   The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high
                                           level of income exempt from federal income tax,
                                           consistent with the preservation of capital.
                                      --   The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to
                                           preserve capital and provide current income.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Fixed income securities
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Moderate
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund" which means
                                           that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a "master fund," which
                                           in turn purchases investment securities. The Portfolios
                                           invest all of their assets in master funds which are
                                           separate series of WT Investment Trust I. Each
                                           Portfolio and its corresponding Series have the same
                                           investment objective, policies and limitations.
                                      --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                                           invests in the Short/Intermediate Bond Series, which
                                           invests at least 85% of its total assets in various
                                           types of investment grade fixed income securities.
                                      --   The WILMINGTON BROAD MARKET BOND PORTFOLIO invests in
                                           the Broad Market Bond Series, which invests at least
                                           85% of its total assets in various types of investment
                                           grade fixed income securities.
                                      --   The WILMINGTON MUNICIPAL BOND PORTFOLIO invests in the
                                           Municipal Bond Series, which invests at least 80% of
                                           its net assets in municipal securities that provide
                                           interest exempt from federal income tax.

                                   --   The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests in the Short-Term
                                        Income Series, which, under normal circumstances, invests at least 80% of its total assets in investment grade fixed-income securities such as corporate bonds, notes or commercial paper and U.S. Government obligations. The Series invests primarily in short and intermediate term, investment grade, fixed income securities and may invest up to 20% of its assets in non-investment grade, fixed income securities.
                                   --   The investment adviser purchases securities based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that may perform better.
-----------------------------------------------------------------------------------------------------------------
Principal Risks                    The Portfolios are subject to the risks summarized below which are further described under "Additional Risk Information."
                                   --   An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal
                                        Deposit Insurance Corporation or any other government agency.
                                   --   It is possible to lose money by investing in a Portfolio.
                                   --   The fixed income securities in which the Portfolios invest through their corresponding Series are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down.
                                        Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.
                                   --   Non-investment grade, fixed income securities, involve greater risk of default or price changes due to the lower credit quality of the issuer than investment grade, fixed income securities. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.
                                   --   The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.
-----------------------------------------------------------------------------------------------------------------
Investor Profile                   --   Investors who want income from their investments without the volatility of an equity portfolio.
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one, five, and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/Credit Index, a broad measure of market performance. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Portfolio, effective November 1, 1999. In connection with the merger, the Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS
[BAR CHART]                                                        [PERCENTAGES]


1993                                                                              7.92
1994                                                                             -2.02
1995                                                                             14.95
1996                                                                              3.37
1997                                                                              7.56
1998                                                                              7.75
1999                                                                              0.33
2000                                                                              9.71
2001                                                                              8.40
2002                                                                              9.18

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 3.85%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              5.13%                              -1.77%
         (June 30, 1995)                    (March 31, 1994)

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/02                         1 Year   5 Years   10 Years
-------------------------------------                         ------   -------   --------
Short/Intermediate Bond Portfolio Return Before Taxes         9.18%     7.02%      6.61%
Return After Taxes on Distributions(1)                        7.08%     4.68%      4.20%
Return After Taxes on Distributions and Sales of Shares(1)    5.61%     4.46%      4.08%
Lehman Intermediate Government/Credit Index (reflects no
  deduction for fees, expenses or taxes)(2)                   9.82%     7.48%      7.07%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no
  deduction for fees, expenses or taxes)(3)                   9.05%     7.25%      6.82%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.
(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one, five, and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS
[BAR CHART]                                                        [PERCENTAGES]


1993                                                                             10.60
1994                                                                             -4.20
1995                                                                             18.90
1996                                                                              1.73
1997                                                                              9.06
1998                                                                              8.73
1999                                                                             -2.19
2000                                                                             11.91
2001                                                                              7.94
2002                                                                              9.67

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 4.25%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              6.54%                              -3.41%
         (June 30, 1995)                    (March 31, 1994)

                                                                Since
INSTITUTIONAL SHARES                                           June 29,
AVERAGE ANNUAL RETURNS AS OF 12/31/02                 1 Year   1998(1)    5 Years(1)   10 Years(1)
-------------------------------------                 ------   --------   ----------   -----------
Broad Market Bond Portfolio Return Before Taxes       9.67%     7.00%       7.10%(2)      7.01%(2)
Return After Taxes on Distributions(3)                7.52%     4.59%         N/A           N/A
Return After Taxes on Distributions and Sales of
  Shares(3)                                           5.94%     4.40%         N/A           N/A
Lehman Government/Credit Index (reflects no
  deduction for fees, expenses or taxes)(4)           11.02%    7.51%       7.61%         7.61%
Merrill Lynch U.S. Treasury Master Index (reflects
  no deduction for fees, expenses or taxes)(5)        11.57%    7.64%       7.71%         7.52%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
(2) This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.
(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                      WILMINGTON MUNICIPAL BOND PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one and five years and since inception, before and after taxes, compared with those of its benchmark index, the Lehman Quality Intermediate Municipal Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
[BAR CHART]                                         [PERCENTAGES]


1994                                                                             -4.17
1995                                                                             14.08
1996                                                                              3.51
1997                                                                              7.18
1998                                                                              5.24
1999                                                                             -0.64
2000                                                                              8.47
2001                                                                              4.38
2002                                                                              7.92

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 3.02%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              5.86%                              -4.79%
         (March 31, 1995)                   (March 31, 1994)

INSTITUTIONAL SHARES                                                        Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                   1 Year   5 Years   (November 1, 1993)
-------------------------------------                   ------   -------   ------------------
Municipal Bond Portfolio Return Before Taxes             7.92%    5.02%          5.05%
Return After Taxes on Distributions(1)                   7.86%    4.95%          5.01%
Return After Taxes on Distributions and Sales of
  Shares(1)                                              6.24%    4.85%          4.91%
Lehman Quality Intermediate Municipal Index(2)           9.23%    5.88%          5.73%
Merrill Lynch Intermediate Municipal Index (reflects
  no deduction for fees, expenses or taxes)(3)          10.48%    6.24%          5.99%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal. RSMC has changed the Portfolio's benchmark index from the Merrill Lynch Intermediate Municipal Index to the Lehman Quality Intermediate Municipal Bond Index based on its determination that the Lehman Quality Intermediate Municipal Bond more closely reflects how RSMC manages the Portfolio.
(3) The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 1 to 12 years.

                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

     The Institutional Shares of the Wilmington Short-Term Income Portfolio were first offered on July 1, 2003, and therefore, the Portfolio does not have a full calendar year of performance. The Portfolio will measure its performance against the Merrill Lynch 1-5 Year Treasury Index, its benchmark index. The Merrill Lynch 1-5 Year Treasury Index consists of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years.

     You may call (800) 336-9970 to obtain a Portfolio's current yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   Institutional Shares
                                                   --------------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)            None
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested
  dividends (and other distributions)                      None
Redemption fee(a)                                         1.00%
Exchange fee(a)                                           1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                            Short/Intermediate    Broad Market      Municipal         Short-Term
                              Bond Portfolio     Bond Portfolio   Bond Portfolio   Income Portfolio
                            ------------------   --------------   --------------   ----------------
Management fees                   0.35%              0.35%            0.35%             0.35%
Distribution (12b-1) fees          None               None             None              None
Other expenses                    0.27%              0.31%            0.60%             1.05%(2)
TOTAL ANNUAL OPERATING
  EXPENSES                        0.62%              0.66%            0.95%(3)          1.40%(4)
Waivers/reimbursements                                                0.20%(3)          0.75%(4)
NET EXPENSES                                                          0.75%(3)          0.65%(4)

(1) This table and the example below each reflect the aggregate annual operating expenses of each Portfolio and its corresponding Series of the Trust in which the Portfolio invests.
(2) "Other expenses" are based on estimates amounts for the current fiscal year.

(3) For Institutional Shares of the Municipal Bond Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.
(4) For Institutional Shares of the Short-Term Income Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.65%. This waiver will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                            1 Year   3 Years   5 Years   10 Years
--------------------                            ------   -------   -------   --------
Short/Intermediate Bond Portfolio                $63      $199      $346      $  774
Broad Market Bond Portfolio                      $67      $211      $368      $  822
Municipal Bond Portfolio                         $77      $262      $485      $1,129
Short-Term Income Portfolio                      $66      $291       N/A         N/A

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income. The investment objective may be changed without shareholder approval, upon 60 day's written notice. There is no guarantee that a Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:

         -- will invest at least 85% of its total assets in various types of investment grade fixed income securities

         -- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers

         -- will, as a matter of fundamental policy, maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years)

     The WILMINGTON BROAD MARKET BOND PORTFOLIO invests its assets in the Broad Market Bond Series, which:

         -- will invest at least 85% of its total assets in various types of investment grade fixed income securities

         -- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers

         -- will, as a matter of fundamental policy, maintain an intermediate average dollar-weighted duration (4 to 7 years)

     The WILMINGTON MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:

         -- will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax

         -- may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax

         -- will, as a matter of fundamental policy, maintain an intermediate average dollar-weighted duration (4 to 8 years)

     The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry.

     The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

     Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

     The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests its assets in the Short-Term Income Series, which:

         -- will invest at least 80% of its total assets in investment grade corporate fixed income securities

         -- may invest up to 20% of its total assets in non-investment grade fixed income securities

         -- will maintain a short average dollar-weighted duration (1 to 3 years).

--------------------------------------------------------------------------------

SERIES COMPOSITION
--------------------------------------------------------------------------------

     The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

     Except for the Short-Term Income Series, the Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

     The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

                             Short/Intermediate   Broad Market   Municipal   Short-Term
                                    Bond              Bond         Bond        Income
                             ------------------   ------------   ---------   ----------
Asset-Backed Securities              X                 X                         X
Bank Obligations                     X                 X                         X
Corporate Bonds, Notes and
  Commercial Paper                   X                 X                         X
Mortgage-Backed Securities           X                 X                         X
Municipal Securities                 X                 X             X           X
Obligations Issued By
  Supranational Agencies             X                 X                         X
U.S. Government Obligations          X                 X                         X

     U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

     Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI"). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

         -- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of a master fund.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

         -- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or since its inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young, LLP, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.

                                                                                                          For the
                                                                                   For the Period       Fiscal Year
                                                                                  November 1, 1998         Ended
                                         For the Fiscal Years Ended June 30,          through           October 31,
SHORT/INTERMEDIATE BOND PORTFOLIO --    2003     2002(2)      2001      2000+      June 30, 1999+          1998+
INSTITUTIONAL SHARES                  --------   --------   --------   --------   ----------------      -----------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...........................   $  10.23   $  10.05   $   9.67   $   9.86       $ 10.27             $ 10.03
                                      --------   --------   --------   --------       -------             -------
INVESTMENT OPERATIONS:
  Net investment income............       0.43       0.50       0.58       0.52          0.37                0.58
  Net realized and unrealized gain
    (loss) on investments..........       0.64       0.20       0.38      (0.16)        (0.39)               0.24
                                      --------   --------   --------   --------       -------             -------
    Total from investment
      operations...................       1.07       0.70       0.96       0.36         (0.02)               0.82
                                      --------   --------   --------   --------       -------             -------
DISTRIBUTIONS:
  From net investment income.......      (0.43)     (0.50)     (0.58)     (0.52)        (0.37)              (0.58)
  From net realized gain...........      (0.07)     (0.02)        --      (0.03)        (0.02)                 --
                                      --------   --------   --------   --------       -------             -------
    Total distributions............      (0.50)     (0.52)     (0.58)     (0.55)        (0.39)              (0.58)
                                      --------   --------   --------   --------       -------             -------
NET ASSET VALUE -- END OF PERIOD...   $  10.80   $  10.23   $  10.05   $   9.67       $  9.86             $ 10.27
                                      ========   ========   ========   ========       =======             =======
TOTAL RETURN.......................     10.70%      7.08%     10.21%      4.28%         (0.27)%**           8.40%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations...     0.62%      0.62%      0.55%      0.55%        0.55%*               0.59%
    Excluding expense limitations...     0.62%      0.62%      0.61%      0.72%        0.67%*               0.83%
  Net investment income............      4.13%      4.89%      5.89%      6.35%        5.47%*               5.64%
Portfolio turnover.................        82%       136%        88%        47%         30%**                 41%
Net assets at end of period (000
  omitted).........................   $185,956   $167,077   $140,030   $140,015       $89,383             $94,597

   * Annualized.
  ** Not annualized.
   + Effective November 1, 1999, the Rodney Square Short/Intermediate Bond
     Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
 (1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/ Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
 (2) As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

                                                                               For the Period     For the Period
                                                                              November 1, 1998   June 29, 1998(1)
                                     For the Fiscal Years Ended June 30,          through             through
BROAD MARKET BOND                    2003     2002(4)      2001      2000+     June 30, 1999+    October 31, 1998+
PORTFOLIO -- INSTITUTIONAL SHARES  --------   --------   --------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD......................     $   9.93   $   9.81   $   9.46   $  9.63       $ 10.19             $ 10.00
                                   --------   --------   --------   -------       -------             -------
INVESTMENT OPERATIONS:
  Net investment income.......         0.46       0.52       0.58      0.58          0.38                0.20
  Net realized and unrealized
    gain (loss) on investments...      0.79       0.16       0.35     (0.15)        (0.53)              (0.19)
                                   --------   --------   --------   -------       -------             -------
    Total from investment
      operations..............         1.25       0.68       0.93      0.43         (0.15)              (0.39)
                                   --------   --------   --------   -------       -------             -------
DISTRIBUTIONS:
  From net investment income...       (0.46)     (0.52)     (0.58)    (0.58)        (0.38)              (0.20)
  From net realized gain......        (0.05)     (0.04)     --(3)     (0.02)        (0.03)                 --
                                   --------   --------   --------   -------       -------             -------
    Total distributions.......        (0.51)     (0.56)     (0.58)    (0.60)        (0.41)              (0.20)
                                   --------   --------   --------   -------       -------             -------
NET ASSET VALUE -- END OF
  PERIOD......................     $  10.67   $   9.93   $   9.81   $  9.46       $  9.63             $ 10.19
                                   ========   ========   ========   =======       =======             =======
TOTAL RETURN..................       12.77%      7.04%     10.11%     4.72%         (1.52)%**           3.89%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
      limitations.............        0.66%      0.68%      0.59%     0.55%         0.55%*              0.55%*
    Excluding expense
      limitations.............        0.66%      0.68%      0.70%     0.71%         0.67%*              0.66%*
  Net investment income.......        4.38%      5.16%      5.96%     6.15%         5.71%*              5.69%*
Portfolio turnover............          77%       180%        73%       53%           18%**               18%**
Net assets at end of period (000
  omitted)....................     $113,515   $116,427   $108,331   $79,310       $87,297             $93,002

   * Annualized.
  ** Not annualized.
   + Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio
     ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
 (1) Commencement of operations.
 (2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
 (3) Distributions were less than .01 per share.
 (4) Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets from 5.20% to 5.16%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

                                                                       For the Period         For the
                                      For the Fiscal Years            November 1, 1998      Fiscal Year
                                         Ended June 30,                   through              Ended
MUNICIPAL BOND PORTFOLIO --    2003      2002      2001      2000+     June 30, 1999+    October 31, 1998+
INSTITUTIONAL SHARES          -------   -------   -------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD.................  $ 12.87   $ 12.65   $ 12.25   $ 12.48       $  12.94            $ 12.74
                              -------   -------   -------   -------       --------            -------
INVESTMENT OPERATIONS:
  Net investment income.....     0.43      0.47      0.56      0.56           0.36               0.56
  Net realized and
    unrealized gain (loss)
    on investments..........     0.42      0.27      0.40     (0.15)         (0.40)              0.20
                              -------   -------   -------   -------       --------            -------
    Total from investment
      operations............     0.85      0.74      0.96      0.41          (0.04)              0.76
                              -------   -------   -------   -------       --------            -------
DISTRIBUTIONS:
  From net investment
    income..................    (0.43)    (0.47)    (0.56)    (0.56)         (0.36)             (0.56)
  From net realized gain....    (0.02)    (0.05)       --     (0.08)         (0.06)                --
                              -------   -------   -------   -------       --------            -------
    Total distributions.....    (0.45)    (0.52)    (0.56)    (0.64)         (0.42)             (0.56)
                              -------   -------   -------   -------       --------            -------
NET ASSET VALUE -- END OF
  PERIOD....................  $ 13.27   $ 12.87   $ 12.65   $ 12.25       $  12.48            $ 12.94
                              =======   =======   =======   =======       ========            =======
TOTAL RETURN................    6.75%     5.93%     7.94%     3.40%        (0.30)%**            6.07%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses:
    Including expense
      limitations...........    0.75%     0.75%     0.75%     0.75%          0.75%*             0.75%
    Excluding expense
      limitations...........    0.95%     1.08%     1.39%     1.03%          0.90%*             1.23%
  Net investment income.....    3.30%     3.63%     4.43%     4.59%          4.29%*             4.35%
Portfolio turnover..........      21%       28%       36%       50%            19%**              44%
Net assets at end of period
  (000 omitted).............  $42,563   $32,592   $22,759   $16,009       $ 16,612            $17,579

   * Annualized.
  ** Not annualized.
   + Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio
     ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
 (1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its respective investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

     For the twelve months ended June 30, 2003, RSMC received the following advisory fees (after fee waivers) as a percentage of each Series' average daily net assets:

Short/Intermediate Bond Series                                  0.35%
Broad Market Bond Series                                        0.35%
Municipal Bond Series                                           0.22%

     The Short-Term Income Series pays RSMC a monthly advisory fee at the annual rate of 0.35% of the Series first $1 billion of average daily net assets; 0.30% of the Series next $1 billion of average daily net assets; and 0.25% of the Series average net assets over $2 billion.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for Fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

     CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

     LISA MORE, Vice President of RSMC, is primarily responsible for the day-to-day management of the Municipal Bond Series. Mrs. More has been affiliated with RSMC and its affiliates since 1988. Since 1990, she has specialized in the management of municipal income portfolios.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

WT MUTUAL FUND

WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

WILMINGTON BROAD MARKET BOND PORTFOLIO

WILMINGTON MUNICIPAL BOND PORTFOLIO

WILMINGTON SHORT-TERM INCOME PORTFOLIO

Asset
Management

INVESTMENT ADVISER

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890
Manages each Series' business and investment activities.

Fund
Operations

ADMINISTRATOR

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND
ACCOUNTING AGENT

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to each Portfolio and calculates each Portfolio's NAV and distributions.

Shareholder
Services

TRANSFER AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including recordkeeping and statements, payment of distribution and processing of buy and sell requests.

Asset
Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
Holds each Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Portfolio's NAV per share.

Distribution

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes the Portfolios' shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Short/Intermediate Bond Series and the Broad Market Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                    Good Friday                   Labor Day
Martin Luther King, Jr. Day       Memorial Day                  Thanksgiving Day
Presidents' Day                   Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application

(included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                               Overnight mail:
-------------                               ---------------
Wilmington Fixed Income Portfolios          Wilmington Fixed Income Portfolios
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI 02940                        King of Prussia, PA 19406

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Fixed Income Portfolios            Wilmington Fixed Income Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Premier Money Market Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Short-Term Income Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington Small Cap Growth Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Real Estate Portfolio

     Wilmington Large Cap Strategic Allocation Fund

     Wilmington Mid Cap Strategic Allocation Fund

     Wilmington Small Cap Strategic Allocation Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/ Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

     It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MATURITY:
The final date on which the payment of a debt instrument (e.g., fixed income securities such as bonds and notes) becomes due and payable. Short-term bonds generally have maturities of up to five years; intermediate-term bonds between five and fifteen years; and long-term bonds over fifteen years.

TOTAL RETURN:
Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:
An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

YIELD:
Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

FUND EXPENSES:
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

FIXED INCOME SECURITIES:
Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs or debt issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying a ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence the term "fixed-income" security.

DURATION:
Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

INVESTMENT GRADE SECURITIES:
Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA, or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

MUNICIPAL SECURITIES:
Municipal securities are bonds issued by state and local governments to raise money for their activities.

CORPORATE BONDS VS. GOVERNMENT BONDS:
Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

INVESTMENT ADVISER:
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

THE NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, PA 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:

-    are not bank deposits

- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

-    are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

-    are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                       PORTFOLIO DESCRIPTIONS
A look at the goals, strategies,         Summary................................
risks, expenses and financial            Performance Information................
history of each Portfolio.               Fees and Expenses......................
                                         Example................................
                                         Investment Objectives..................
                                         Primary Investment Strategies..........
                                         Additional Risk Information............
                                         Financial Highlights...................

Details about the service              MANAGEMENT OF THE PORTFOLIOS
providers.                               Investment Advisers....................
                                         Portfolio Managers.....................
                                         Service Providers......................

Policies and instructions for          SHAREHOLDER INFORMATION
opening, maintaining and                 Pricing of Shares......................
closing an account in any of             Purchase of Shares.....................
the Portfolios.                          Redemption of Shares...................
                                         Exchange of Shares.....................
                                         Distributions..........................
                                         Taxes..................................

Details on the Portfolios'             DISTRIBUTION ARRANGEMENTS
master/feeder arrangement                Master/Feeder Structure................
and share classes.                       Share Classes..........................

                                       FOR MORE INFORMATION.....................

For information about key terms and concepts, please refer to the "Glossary."

                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO

                              INSTITUTIONAL SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

                           -    WILMINGTON  MID CAP  VALUE  PORTFOLIO  and the
Investment Objective            WILMINGTON  SMALL CAP VALUE PORTFOLIO each seek
                                to achieve long-term capital appreciation.

Investment Focus           -    Equity (or related) securities

Share Price Volatility     -    High

Principal Investment       -    Each Portfolio operates as a "feeder fund"
Strategy                        which means that the Portfolio does not buy
                                individual securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The
                                Portfolios invest all of their assets in master funds which are separate series of WT
                                Investment Trust I. Each Portfolio and its corresponding Series have the same investment objective, policies and limitations.

                           -    The WILMINGTON MID CAP VALUE PORTFOLIO
                                invests in the Mid Cap Value Series, which invests at least 80% of its total assets in securities of companies with market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index.

                            - The WILMINGTON SMALL CAP VALUE PORTFOLIO invests in the Small Cap Value Series, which invests at least 80% of its total assets in securities of companies with a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index.

Principal Risks        The Portfolios are subject to the risks summarized below
                       which are further described under "Additional Risk
                       Information."

                       - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       - It is possible to lose money by investing in a Portfolio. There is no guarantee that the stock market or the stocks that a Series buy will increase in value.

                       - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                      - Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                      - Investments in a foreign (i.e. non-U.S.) market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                      - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                      - The performance of a Portfolio will depend on whether the investment adviser is successful in pursuing the investment strategy.

                      - The Portfolios are also subject to other risks which are described under "Additional Risk Information."

Investor Profile      -    Investors who want the value of their investment to
                           grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                       WILMINGTON MID CAP VALUE PORTFOLIO

The Portfolio has not commenced operations as of the date of this prospectus. Instead, the bar chart and performance table below show the performance of Mid Cap Value Series, the Portfolio's master series, which has the same investment objective as the Portfolio. The bar chart and performance table below illustrate the risk and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one year and since inception compare with those of the Russell Midcap Value Index, a broad measure of market performance. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                              [BAR CHART RETURNS]

PERFORMANCE YEARS              RETURNS
2000                            55.55%
2001                            19.30%
2002                           -16.81%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 22.87%

                BEST QUARTER                    WORST QUARTER
                   24.94%                          -16.61%
             (December 31, 2001)             (September 30, 2002)

                                                                                       Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                                     1 Year      (November 1, 1999)
-------------------------------------                                     ------      -----------------
Mid Cap Value Series Before Taxes                                         (16.81)%          19.71%

Russell Midcap Value Index (reflects no deductions                         (9.65)%           3.37%
for fees, expenses or taxes)(1)

(1)The Russell Mid Cap Value Index measures the performance of those companies in the Russell Mid Cap Index with lower price-to-book ratios and lower forecasted growth values.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO

The Portfolio has not commenced operations as of the date of this prospectus. Instead, the bar chart and performance table below show the performance of Small Cap Value Series, the Portfolio's master series, which has the same investment objective as the Portfolio. The bar chart and performance table below illustrate the risk and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one year and since inception compare with those of the Russell 2000 Value Index, a broad measure of market performance. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                              [BAR CHART RETURNS]

PERFORMANCE YEARS          RETURNS
2000                        18.38%
2001                        26.44%
2002                       -17.76%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 29.42%

            BEST QUARTER                        WORST QUARTER
               20.85%                             -19.24%
        (December 31, 2001)                 (September 30, 2002)

                                                                                      Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                                     1 Year      (November 1, 1999)
-------------------------------------                                     ------      -----------------
Small Cap Value Series Before Taxes                                       (17.76)%          11.80%

Russell 2000 Value Index (reflects no deductions for
 fees, expenses or taxes)(1)                                              (11.43)%           8.25%

(1) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                      Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering
price)                                                                                      None
Maximum deferred sales charge                                                               None
Maximum sales charge imposed on reinvested dividends (and other distributions)              None
Redemption fee(1)                                                                           1.00%
Exchange fee(1)                                                                             1.00%

(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                   ASSETS)(1):

                                           Mid Cap Value    Small Cap Value
                                             Portfolio         Portfolio
                                             ---------         ---------
Management fees                                0.75%             0.75%
Distribution (12b-1) fees                      None              None
Other expenses                                 0.50%(2)          0.35%(2)
TOTAL ANNUAL OPERATING EXPENSES                1.25%             1.10%

(1) The table above and the example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

(2) "Other expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

         This example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1,
                  2005) are charged and remain the same over the time periods;
                  and

            - you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                                         1 Year         3 Years         5 Years        10 Years
--------------------                                         ------         -------         -------        --------
Mid Cap Value Portfolio.............................          $127            $397            N/A            N/A
Small Cap Value Portfolio...........................          $112            $350            N/A            N/A

         The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

The WILMINGTON MID CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO each seek long-term capital appreciation. The investment objectives for each Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         Through their investment in a corresponding Series, the, WILMINGTON MID CAP VALUE and WILMINGTON SMALL CAP VALUE PORTFOLIOS seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

         The Series are managed by Cramer Rosenthal McGlynn LLC ("CRM") who relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

         CRM starts by identifying early changes in a company's operations, finances or management. CRM is attracted to companies that it believes will look different tomorrow - operationally, financially, managerially-when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

-    Financial models based principally upon projected cash flows

- The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

-    The extent of management's ownership interest in a company

- A company's market position by corroborating its observations and assumptions by meeting with management, customers and suppliers

         CRM also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow a company and the nature of the shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

         The identification of change comes from a variety of sources including the private capital network which CRM has established among its clients, historical investments and intermediaries. The investment adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The members of CRM's portfolio management team regularly meet companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

         By reviewing historical relationships and understanding the characteristics of a business, CRM establishes valuation parameters using relative ratios or target prices. In its overall assessment, CRM seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

         An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

- The WILMINGTON MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization at the time of purchase, between the capitalization of the smallest and largest company in the Russell MidCap Value Index. ("mid cap company") at the time of purchase

- securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of mid cap companies

-    warrants

         The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

         The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by CRM to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the economic market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of companies that make up the Russell Midcap Value Index is between $348 million and $14.5 billion.

         The WILMINGTON SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company")

- securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of small cap companies

-    warrants

         The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

         The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are deemed by the investment adviser to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of the largest stock in the Russell 2000 Value Index is less than $2.3 billion.

         ALL SERIES: The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100% for each of the Series.

         Each Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

- DERIVATIVES RISK: Some of the securities in which a Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Portfolio has used in valuing its securities.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large- scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Portfolios)

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

- VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                          MANAGEMENT OF THE PORTFOLIOS

         The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-today management required by a Portfolio and its shareholders.

INVESTMENT ADVISER

         Cramer Rosenthal McGlynn LLC ("CRM"), 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Mid Cap Value Series and the Small Cap Value Series. CRM and its predecessors have managed equity investments including a mutual fund, for more than twenty-five years. As of September 30, 2003, CRM had over $4 billion of assets under management.

         For the twelve months ended June 30, 2003, CRM received advisory fees 0.75% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of each Series' average daily net assets.

PORTFOLIO MANAGERS

         The day-to-day management of the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Series, and James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Small Cap Value Series. Carl Brown, Michael Caputo, Kevin M. Chin, Todd Denker, Brendan Hartman and Adam L. Star, and assist each team leader in the day-to-day management of each Series. Each portfolio manager's business experience and educational background is as follows:

         RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

         JAY B. ABRAMSON, CPA, Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

         JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and a M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

         TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked nine years at The Prudential in US small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

         KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

         ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. As a senior analyst, he is responsible for portfolio management and research in our investment research group. For the previous eight years, Mr. Rewey, III was a portfolio manager/ senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a BA from the Caroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University

         ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

         CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

         TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

         BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

         MICHAEL J. CAPUTO, joined Cramer Rosenthal McGlynn, LLC as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Previously he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and also at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

         The chart below provides information on the primary service providers.

          WT MUTUAL FUND

 WILMINGTON MID CAP VALUE PORTFOLIO
WILMINGTON SMALL CAP VALUE PORTFOLIO

Asset
Management

INVESTMENT ADVISERS

    Rodney Square Management Corp.
       1100 North Market Street
        Wilmington, DE 19890

    Cramer Rosenthal McGlynn, LLC
       520 Madison Avenue
       New York, NY 10022

    Roxbury Capital Management, LLC
    100 Wilshire Blvd., Suite 1000
        Santa Monica, CA 90401

Manages each Series' investment activities.

Shareholder
Services

TRANSFER AGENT

            PFPC Inc.
         760 Moore Road
   King of Prussia, PA 19406

Handles shareholder services, including
recordkeeping and statements, payment
of distributions and processing of buy
         and sell requests.

Fund
Operations

             ADMINISTRATOR

    Rodney Square Management Corp.
       1100 North Market Street
         Wilmington, DE 19890

         SUB-ADMINISTRATOR AND
           ACCOUNTING AGENT

               PFPC Inc.
         301 Bellevue Parkway
         Wilmington, DE 19809

 Provides facilities, equipment and personnel to carry out administrative services related to each Portfolio and calculates each Portfolio's
            NAV and distributions.

Asset
Safe Keeping

CUSTODIAN

     Wilmington Trust Company
     1100 North Market Street
       Wilmington, DE 19890

Holds each Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Portfolio's NAV per share.

Distribution

DISTRIBUTOR

       PFPC Distributors, Inc.
           760 Moore Road
      King of Prussia, PA 19406

 Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                       Good Friday             Labor Day
Martin Luther King, Jr. Day          Memorial Day            Thanksgiving Day
Presidents' Day                      Independence Day        Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular mail:                            Overnight mail:
     -------------                            ---------------
Wilmington Equity Portfolios            Wilmington Equity Portfolios
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           760 Moore Road
Providence, RI 02940                    King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

     Regular mail:                               Overnight mail:
     -------------                               ---------------
Wilmington Equity Portfolios                Wilmington Equity Portfolios
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI02940                         King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares. If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         The Mid Cap Value and Small Cap Value Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

         For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

Wilmington Premier Money Market Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Broad Market Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Short-Term Income Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Small Cap Core Portfolio
Wilmington International Multi-Manager Portfolio
Wilmington Large Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Small Cap Value Portfolio
Wilmington Large Cap Strategic Allocation Fund
Wilmington Mid Cap Strategic Allocation Fund
Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income, if any, of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Mid Cap Value and the Small Cap Value Portfolios anticipates the distribution of net investment income.

         It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio, is currently contemplating such a move.

SHARE CLASSES

         The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained free of charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO

                               OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks, expenses and
financial
history of each Portfolio.       Summary.......................................3

                                 Performance Information.......................6

                                 Fees and Expenses............................11

                                 Example......................................12

                                 Investment Objectives........................12

                                 Primary Investment Strategies................13

                                 Additional Risk Information..................17

                                 Financial Highlights.........................18

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Advisers..........................21

                                 Portfolio Managers...........................22

                                 Service Providers............................23

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................24

                                 Purchase of Shares...........................24

                                 Redemption of Shares.........................25

                                 Exchange of Shares...........................27

                                 Distributions................................28

                                 Taxes........................................28

Details on the Portfolios'
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................30

                                 Share Classes................................30

                            GLOSSARY..........................................31

                            FOR MORE INFORMATION..............................33

For information about key terms and concepts, please refer to the "Glossary."

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks
                                      superior long-term growth of capital.
                                      --   The WILMINGTON LARGE CAP CORE PORTFOLIO and the
                                      WILMINGTON LARGE CAP VALUE PORTFOLIO each seek to achieve
                                           long-term capital appreciation.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Equity (or related) securities
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   High
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a "master fund," which
                                           in turn purchases investment securities. The Portfolios
                                           invest all of their assets in master funds which are
                                           separate series of WT Investment Trust I. Each
                                           Portfolio and its corresponding Series have the same
                                           investment objective, policies and limitations.
                                      --   The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests in
                                      the WT Large Cap Growth Series, which invests at least 80%
                                           of its total assets in a diversified portfolio of U.S.
                                           equity (or related) securities of corporations with a
                                           market cap of $5 billion or more, which the Series'
                                           investment adviser believes have above average earnings
                                           potential compared to the securities market as a whole.
                                           The investment adviser purchases stocks it believes
                                           exhibit consistent, above-average earnings growth,
                                           superior quality and attractive risk/reward
                                           characteristics. The investment adviser analyzes the
                                           stocks of over 2000 companies using a bottom-up
                                           approach to search for high quality companies which are
                                           growing at about double the market's average rate.

                                      --   The WILMINGTON LARGE CAP CORE PORTFOLIO invests in the
                                      Large Cap Core Series, which invests at least 80% of its
                                           total assets, primarily in a diversified portfolio of
                                           U.S. equity (or related) securities of large cap
                                           corporations. The Series' investment adviser employs a
                                           combined growth and value investment approach and
                                           invests in the stocks of companies with the most
                                           attractive combination of long-term earnings, growth
                                           and valuation.
                                      --   The WILMINGTON LARGE CAP VALUE PORTFOLIO invests all of
                                      its assets in the Large Cap Value Series, which invests at least 80% of its total assets in securities of
                                           companies with a market capitalization at the time of
                                           purchase, equal to at least that of the smallest
                                           company in the top 40% of the Russell 1000 Value Index.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to the risks summarized below
                                      which are further described under "Additional Risk
                                      Information."
                                      --   An investment in a Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
                                      --   It is possible to lose money by investing in a
                                      Portfolio. There is no guarantee that the stock market or
                                           the stocks that a Series buy will increase in value.
                                      --   A Portfolio's share price will fluctuate in response to
                                      changes in the market value of the Portfolio's investments.
                                           Market value changes result from business developments
                                           affecting an issuer as well as general market and
                                           economic conditions.
                                      --   Investments in a foreign (i.e. non-U.S.) market are
                                      subject to foreign security risk and the risk of losses
                                           caused by changes in foreign currency exchange rates.
                                      --   Growth-oriented investments may be more volatile than
                                      the rest of the U.S. stock market as a whole.
                                      --   A value-oriented investment approach is subject to the
                                      risk that a security believed to be undervalued does not
                                           appreciate in value as anticipated.
                                      --   The performance of a Portfolio will depend on whether
                                      the investment adviser is successful in pursuing the
                                           investment strategy.

                                      --   The Portfolios are also subject to other risks which
                                      are described under "Additional Risk Information."
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Investors who want the value of their investment to
                                      grow and who are willing to accept more volatility for the possibility of higher returns.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio's investments are made primarily in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS
                                                                   [PERCENTAGES]

1993                                                                             14.57
1994                                                                             -0.23
1995                                                                             28.43
1996                                                                             24.25
1997                                                                              27.5
1998                                                                             23.58
1999                                                                              48.1
2000                                                                            -21.09
2001                                                                            -33.06
2002                                                                            -30.37

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 14.67%

           BEST QUARTER                      WORST QUARTER
           ------------            ----------------------------------
              41.39%                            -25.62%
       (December 31, 1999)                  (March 31, 2001)

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/02                     1 Year       5 Years      10 Years
-------------------------------------                    --------      -------      --------
Large Cap Growth Portfolio Return Before Taxes           (30.37)%      (7.61)%       4.58%
Return After Taxes on Distributions(1)                   (30.37)%      (9.72)%       2.01%
Return After Taxes on Distributions and Sale of
  Shares(1)                                              (18.65)%      (4.62)%       4.24%
Russell 1000 Growth Index (reflects no deductions for
  fees, expenses or taxes)(2)                            (27.88)%      (3.84)%       6.71%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                      WILMINGTON LARGE CAP CORE PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and since inception, before and after taxes, compare with those of the S&P 500 Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
                                                                   [PERCENTAGES]

1996                                                                             16.56
1997                                                                             25.13
1998                                                                             29.66
1999                                                                             22.41
2000                                                                            -11.47
2001                                                                            -17.55
2002                                                                            -27.95

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 13.15%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              21.62%                            -17.98%
       (December 31, 1998)                (September 30, 2002)

INSTITUTIONAL SHARES                                                         Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                 1 Year     5 Years    (January 5, 1995)
-------------------------------------                --------    -------    -----------------
Large Cap Core Portfolio Return Before Taxes         (27.95)%    (3.55)%          5.54%
Return After Taxes on Distributions(1)               (28.23)%    (4.16)%          4.10%
Return After Taxes on Distributions and Sale of
  Shares(1)                                          (17.13)%    (2.79)%          4.53%
S&P 500 Index (reflects no deductions for fees,
  expenses or taxes)(2)                              (22.10)%    (0.59)%         10.06%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard and Poor's Composite Index of 500 Stocks.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

     The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS
                                                                   [PERCENTAGES]

1993                                                                             13.75
1994                                                                             -1.64
1995                                                                             34.38
1996                                                                             21.86
1997                                                                             24.55
1998                                                                             -2.75
1999                                                                              3.02
2000                                                                             19.15
2001                                                                             -5.14
2002                                                                            -28.06

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 12.24%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              13.48%                            --19.02%
         (June 30, 1997)                  (September 30, 2002)

INSTITUTIONAL SHARES                                        Since
AVERAGE ANNUAL RETURNS AS OF 12/31/02       1 Year     June 29, 1998(1)    5 Years(1)    10 Years(1)
-------------------------------------      --------    ----------------    ----------    -----------
Large Cap Value Portfolio Return Before
  Taxes                                    (28.06)%         (5.06)%        (4.01)%(2)     6.40%(2)
Return After Taxes on Distributions(3)     (28.33)%         (5.73)%              N/A           N/A
Return After Taxes on Distributions and
  Sale of Shares(3)                        (17.21)%         (4.18)%              N/A           N/A
Russell 1000 Value Index (reflects no
  deductions for fees, expenses or
  taxes)(4)                                (15.52)%         (1.26)%            1.16%        10.80%

1 For periods prior to June 29, 1998, the Portfolio's predecessor, the Value
  Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

2 This performance information reflects the performance of the Portfolio and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                Institutional Shares
                                                                --------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                         None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(1)                                                      1.00%
Exchange fee(1)                                                        1.00%

1 Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                            Large Cap           Large Cap        Large Cap Value
                                         Growth Portfolio     Core Portfolio        Portfolio
                                         ----------------     --------------     ---------------
Management fees                               0.55%               0.70%               0.55%
Distribution (12b-1) fees                      None                None                None
Other expenses                                0.43%               0.35%               0.05%
TOTAL ANNUAL OPERATING EXPENSES               0.98%               1.05%(2)            1.13%
Waivers/reimbursements                                            0.25%
NET EXPENSES                                                      0.80%

1 The table above and the example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Institutional Shares of the Large Cap Core Portfolio the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.80%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES              1 Year        3 Years        5 Years        10 Years
--------------------              ------        -------        -------        --------
Large Cap Growth Portfolio         $100          $312           $542           $1,201
Large Cap Core Portfolio           $ 82          $283           $530           $1,236
Large Cap Value Portfolio          $115          $359           $622           $1,375

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital. The WILMINGTON LARGE CAP CORE PORTFOLIO and the WILMINGTON LARGE CAP VALUE PORTFOLIO each seek long-term capital appreciation. The investment objectives for each Portfolio except the Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization of $5 billion or higher at the time of purchase;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

         -- options on indices of the common stock of U.S. corporations described above; and

         -- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of U.S. corporations described above, and options upon such futures contracts.

     Roxbury may also invest up to 20% of the Series' assets in mid cap growth and "special situation growth opportunities" identified by Roxbury.

     The Series' investment adviser, Roxbury Capital Management LLC ("Roxbury"), looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The investment adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

     Roxbury attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. Roxbury generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

     In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that the Series will be unable to achieve its investment objective.

     The WILMINGTON LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- securities of U.S. corporations that are judged by the investment adviser to have strong growth and value characteristics

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

         -- receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

         -- cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper)

     The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The Series' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. RSMC may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

     As a temporary defensive investment policy, the Large Cap Core Series may, without limit, invest its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

     The WILMINGTON LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. ("large cap company")

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies

         --  options on indices of the common stock of large cap companies

         -- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies, and options upon such futures contracts

     The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

     The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies that are deemed by CRM to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2003, the market capitalization of companies that make up the Russell 1000 Value Index is between $348.5 million and $254.1 billion.

     Through its investment in the corresponding Series, the WILMINGTON LARGE CAP VALUE PORTFOLIO seeks to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

     The Series is managed by Cramer Rosenthal McGlynn LLC ("CRM") who relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

     CRM starts by identifying early changes in a company's operations, finances or management. CRM is attracted to companies that it believes will look different tomorrow-operationally, financially, managerially- when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

         --  Financial models based principally upon projected cash flows

         -- The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

         --  The extent of management's ownership interest in a company

         -- A company's market position by corroborating its observations and assumptions by meeting with management, customers and suppliers

     CRM also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow a company and the nature of the shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

     The identification of change comes from a variety of sources including the private capital network which CRM has established among its clients, historical investments and intermediaries. The investment adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The members of CRM's portfolio management team regularly meet companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

     By reviewing historical relationships and understanding the characteristics of a business, CRM establishes valuation parameters using relative ratios or target prices. In its overall assessment, CRM seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

     An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

     ALL SERIES: The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100% for each of the Series.

     Each Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

         -- DERIVATIVES RISK: Some of the securities in which a Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (Large Cap Core and Large Cap Value Portfolios)

         -- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth and Large Cap Core Portfolios)

         -- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Portfolio has used in valuing its securities.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

         -- VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value Portfolio).

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or since its inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.

                                                                              For the Period        For the Fiscal
                                    For the Fiscal Years Ended June 30,      January 1, 1999          Year Ended
                                  ----------------------------------------   through June 30,        December 31,
LARGE CAP GROWTH PORTFOLIO --      2003       2002       2001     2000(4)+        1999+                1998(1)+
INSTITUTIONAL SHARES              -------   --------   --------   --------   ----------------       --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD........................  $  8.70   $  12.69   $  33.39   $  25.76       $  23.59              $  21.37
                                  -------   --------   --------   --------       --------              --------
INVESTMENT OPERATIONS:
  Net investment loss(2)........       --(5)       --(5)   (0.08)   (0.14)         (0.02)                (0.01)
  Net realized and unrealized
    gain (loss) on
    investments.................     0.03     (3.99)    (10.61)       8.70           2.19                  5.02
                                  -------   --------   --------   --------       --------              --------
    Total from investment
    operations..................     0.03     (3.99)    (10.69)       8.56           2.17                  5.01
                                  -------   --------   --------   --------       --------              --------
DISTRIBUTIONS:
  From net realized gain........       --         --    (10.01)     (0.93)             --                (2.79)
                                  -------   --------   --------   --------       --------              --------
NET ASSET VALUE -- END OF
  PERIOD........................  $  8.73   $   8.70   $  12.69   $  33.39       $  25.76              $  23.59
                                  =======   ========   ========   ========       ========              ========
TOTAL RETURN....................    0.35%   (31.44)%   (39.41)%     33.27%          9.20%**              23.58%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense
       limitations..............    0.95%      0.85%      0.76%      0.75%          0.75%*                0.80%
    Excluding expense
       limitations..............    0.98%      0.85%      0.79%      0.77%          0.80%*                0.92%
  Net investment loss...........  (0.02)%    (0.04)%    (0.37)%    (0.45)%        (0.14)%*              (0.08)%
Portfolio turnover..............      51%        75%        78%       111%            16%**                 52%
Net assets at end of period (000
  omitted)......................  $58,620   $ 76,892   $158,318   $277,290       $222,538              $223,151

*    Annualized.
**   Not annualized.
(1)  Effective February 23, 1998, Wilmington Trust Company
     assumed the responsibility of Adviser to the Large Cap
     Growth Portfolio.
(2)  The net investment loss per share was calculated using
     average shares outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- WT Large Cap Growth Series (the
     "Series") and the portfolio turnover reflects the investment activity of the Series.
(4)  Effective November 1, 1999, Roxbury Capital Management, LLC,
     assumed the responsibility of Adviser to the Series.
(5)  Less than $0.01 per share.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial
     highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                     For the Fiscal Years Ended June 30,
                                           -------------------------------------------------------
                                            2003        2002        2001        2000        1999
                                           -------    --------    --------    --------    --------
LARGE CAP CORE PORTFOLIO -- INSTITUTIONAL
  SHARES
NET ASSET VALUE -- BEGINNING OF YEAR.....  $ 13.68    $  18.17    $  24.03    $  22.50    $  18.72
                                           -------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
  Net investment income..................     0.15        0.11        0.08        0.10        0.12
  Net realized and unrealized gain (loss)
    on investments.......................   (0.55)      (4.15)      (5.15)        1.83        4.14
                                           -------    --------    --------    --------    --------
    Total from investment operations.....   (0.40)      (4.04)      (5.07)        1.93        4.26
                                           -------    --------    --------    --------    --------
DISTRIBUTIONS:
  From net investment income.............   (0.11)      (0.08)      (0.04)      (0.12)      (0.14)
  From net realized gain.................   (0.03)      (0.37)      (0.75)      (0.28)      (0.34)
                                           -------    --------    --------    --------    --------
    Total distributions..................   (0.14)      (0.45)      (0.79)      (0.40)      (0.48)
                                           -------    --------    --------    --------    --------
NET ASSET VALUE -- END OF YEAR...........  $ 13.14    $  13.68    $  18.17    $  24.03    $  22.50
                                           =======    ========    ========    ========    ========
TOTAL RETURN.............................  (2.86)%    (22.66)%    (21.50)%       8.57%      23.25%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations........    0.80%       0.80%       0.80%       0.80%       0.80%
    Excluding expense limitations........    1.05%       1.00%       0.98%       0.94%       0.91%
  Net investment income..................    1.04%       0.64%       0.39%       0.40%       0.65%
Portfolio turnover rate..................      50%         68%         72%         12%          5%
Net assets at end of period (000
  omitted)...............................  $61,380    $ 80,831    $108,061    $127,812    $139,228

1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Large Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                                                              For the Period     For the Period
                                                                              January 1, 1999   June 29, 1998(1)
                                      For the Fiscal Years Ended June 30,         through           through
                                    ---------------------------------------      June 30,         December 31,
                                     2003       2002      2001     2000(3)+        1999+             1998+
                                    -------   --------   -------   --------   ---------------   ----------------
LARGE CAP VALUE PORTFOLIO --
  INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................  $  8.20   $  11.13   $ 10.25   $  9.82        $  9.30           $ 10.00
                                    -------   --------   -------   -------        -------           -------
INVESTMENT OPERATIONS:
  Net investment income...........     0.08       0.07      0.09      0.13           0.10              0.10
  Net realized and unrealized gain
    (loss) on investments.........   (0.01)     (2.68)      0.86      0.50           0.42            (0.58)
                                    -------   --------   -------   -------        -------           -------
    Total from investment
      operations..................   (0.07)     (2.61)      0.95      0.63           0.52            (0.48)
                                    -------   --------   -------   -------        -------           -------
DISTRIBUTIONS:
  From net investment income......   (0.07)     (0.09)    (0.07)    (0.20)              -            (0.10)
  From net realized gain..........   (0.01)     (0.23)         -         -              -                 -
  In excess of net realized
    gain..........................        -          -         -         -              -            (0.12)
                                    -------   --------   -------   -------        -------           -------
    Total distributions...........   (0.08)     (0.32)    (0.07)    (0.20)              -            (0.22)
                                    -------   --------   -------   -------        -------           -------
NET ASSET VALUE -- END OF
  PERIOD..........................  $  8.19   $   8.20   $ 11.13   $ 10.25        $  9.82           $  9.30
                                    =======   ========   =======   =======        =======           =======
TOTAL RETURN......................    0.92%   (24.02)%     9.33%     6.61%          5.59%**         (4.79)%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
      limitations.................    1.06%      0.92%     0.77%     0.75%          0.75%*            0.75%*
    Excluding expense
      limitations.................    1.13%      0.93%     0.91%     0.97%          0.84%*            0.88%*
  Net investment income (loss)....    0.93%      0.66%     0.96%     1.06%          1.92%*            2.07%*
Portfolio turnover rate...........      87%       100%      109%      136%            25%**             37%**
Net assets at end of period (000
  omitted)........................  $47,301   $ 52,064   $82,312   $64,272        $79,060           $93,780

*  Annualized.
** Not annualized.
1  Commencement of operations.
2 Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
3 Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC, assumed the responsibility of Adviser to the Large Cap Value Series.
+ Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the investment adviser for the Large Cap Core Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion assets under management.

     For the twelve months ended June 30, 2003, RSMC received the advisory fees (after fee waivers) of 0.63% for the Large Cap Core Series as a percentage of each Series' average daily net assets.

     Cramer Rosenthal McGlynn LLC ("CRM"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Large Cap Value Series. CRM and its predecessors have managed equity investments including a mutual fund, for more than twenty-five years. As of September 30, 2003, CRM had over $4 billion of assets under management.

     For the twelve months ended June 30, 2003, CRM received advisory fees of 0.55% for the Large Cap Value Series, as a percentage of the Series' average daily net assets.

     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2003, had assets under management of approximately $3.1 billion.

     For the twelve months ended June 30, 2003, Roxbury received advisory fees of 0.55% of the WT Large Cap Growth Series' as a percentage of the Series' average daily net assets.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     The day-to-day management of the Large Cap Core Series is the responsibility of RSMC's Core Team. The Core Team meets daily to make investment decisions for each of these Series.

     The day-to-day management of the Large Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of the Series. In addition, David A. Tillson is the leader of the team responsible for the management of the Large Cap Value Series. Each portfolio manager's business experience and educational background is as follows:

     RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

     JAY B. ABRAMSON, CPA, Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

     DAVID A. TILLSON, CFA is a Senior Vice President at CRM. He joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002. David received his B.A. from Brown University and his M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

     The day-to-day management of the WT Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                         [SERVICE PROVIDERS FLOW CHART]

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Equity Portfolios                  Wilmington Equity Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Equity Portfolios                  Wilmington Equity Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares. If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     The Large Cap Value Portfolio reserve the right to make "redemptions in kind"--payments of redemption proceeds in portfolio securities rather than cash--if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

     For additional information on other ways to redeem shares, please refer to our SAI.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

         Wilmington Premier Money Market Portfolio

         Wilmington Short/Intermediate Bond Portfolio

         Wilmington Broad Market Bond Portfolio

         Wilmington Municipal Bond Portfolio

         Wilmington Short-Term Income Portfolio

         Wilmington Large Cap Growth Portfolio

         Wilmington Large Cap Core Portfolio

         Wilmington Small Cap Core Portfolio

         Wilmington International Multi-Manager Portfolio

         Wilmington Large Cap Value Portfolio

         Wilmington Mid Cap Value Portfolio

         Wilmington Small Cap Value Portfolio

         Wilmington Large Cap Strategic Allocation Fund

         Wilmington Mid Cap Strategic Allocation Fund

         Wilmington Small Cap Strategic Allocation Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income, if any, of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Growth Portfolio anticipates the distribution of net capital gain. The Large Cap Value Portfolio anticipates the distribution of net investment income.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:
     A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

"CAP" OR MARKET CAPITALIZATION:
     Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

TOTAL RETURN:
     Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:
     An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:
     Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

GROWTH FUNDS:
     Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

VALUE FUNDS:
     Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company

INVESTMENT ADVISER:
     The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":
NAV = Assets - Liabilities
       ------------------
       Outstanding Shares

NET INVESTMENT INCOME:
     Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, Pennsylvania 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:

-        are not bank deposits

- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

-        are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

-        are not guaranteed to achieve their goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                        PORTFOLIO DESCRIPTIONS
A look at the goals, strategies,            Summary...........................................................
risks, expenses and financial               Performance Information...........................................
history of each Portfolio.                  Fees and Expenses.................................................
                                            Example...........................................................
                                            Investment Objectives.............................................
                                            Primary Investment Strategies.....................................
                                            Additional Risk Information.......................................

Details about the service               MANAGEMENT OF THE PORTFOLIOS
providers.                                  Investment Advisers...............................................
                                            Portfolio Managers................................................
                                            Service Providers.................................................

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Shares.................................................
closing an account in any of                Purchase of Shares................................................
the Portfolios.                             Redemption of Shares..............................................
                                            Exchange of Shares................................................
                                            Distributions.....................................................
                                            Taxes.............................................................

Details on the Portfolios'                  DISTRIBUTION ARRANGEMENTS
distribution plans, master/feeder           Rule 12b-1 Fees...................................................
arrangement and share classes.              Master/Feeder Structure...........................................
                                            Share Classes.....................................................

                                        FOR MORE INFORMATION..................................................

For information about key terms and concepts, please refer to the "Glossary."

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY


Investment Objective       -        The WILMINGTON LARGE CAP GROWTH PORTFOLIO
                                    seeks superior long-term growth of capital.

                           - The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO, the WILMINGTON MID CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation.

Investment Focus           -        Equity (or related) securities

Share Price Volatility     -        High


Principal Investment       -        Each Portfolio operates as a "feeder fund"
Strategy                            which means that the Portfolio does not buy
                                    individual securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The
                                    Portfolios invest all of their assets in master funds which are separate series of WT
                                    Investment Trust I. Each Portfolio and its corresponding Series have the same investment objective, policies and limitations.

                           - The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests in the WT Large Cap Growth Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $5 billion or more, which the Series' investment adviser believes have above average earnings potential compared to the securities market as a whole. The investment adviser purchases stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The investment adviser analyzes the stocks of over 2000 companies using a bottom-up approach to search for high quality companies which are growing at about double the market's average rate.

                           - The WILMINGTON LARGE CAP CORE PORTFOLIO invests in the Large Cap Core Series, which invests at least 80% of its total assets, primarily in a diversified portfolio of U.S. equity (or related) securities of large cap corporations. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation

                           - The WILMINGTON LARGE CAP VALUE PORTFOLIO invests all of its assets in the Large Cap Value Series, which invests at least 80% of its total assets in securities of companies with a market capitalization at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index.

                           - The WILMINGTON MID CAP VALUE PORTFOLIO invests in the Mid Cap Value Series, which invests at least 80% of its total assets in securities of companies with market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index.

                           - The WILMINGTON SMALL CAP VALUE PORTFOLIO invests in the Small Cap Value Series, which invests at least 80% of its total assets in securities of companies with a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index.

Principal Risks            The Portfolios are subject to the risks summarized
                           below which are further described under "Additional
                           Risk Information."

                           - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           - It is possible to lose money by investing in a Portfolio. There is no guarantee that the stock market or the stocks that a Series buy will increase in value.

                           - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                           - Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies. Investments in a foreign (i.e. non-U.S.) market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                           - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                                    -        A value-oriented investment
                                             approach is subject to the risk
                                             that a security believed to be
                                             undervalued does not appreciate in
                                             value as anticipated.

                                    -        The performance of a Portfolio will
                                             depend on whether or not the
                                             investment adviser is successful in
                                             pursuing the investment strategy.

                                       -   The Portfolios are also subject to
                                           other risks which are described under
                                           "Additional Risk Information."

Investor Profile                       -   Investors who want the value of their
                                           investment to grow and who are
                                           willing to accept more volatility for
                                           the possibility of higher returns.

PERFORMANCE INFORMATION

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO

         The Portfolio has not commenced operations as of the date of this prospectus. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and 10 years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this Prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expense. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio's investments are made primarily in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[BAR CHART]

PERFORMANCE YEARS   RETURNS
     1993            14.57%
     1994            -0.23%
     1995            28.43%
     1996            24.25%
     1997            27.50%
     1998            23.58%
     1999            48.10%
     2000           -21.09%
     2001           -33.06%
     2002           -30.37%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 14.67%

  BEST QUARTER               WORST QUARTER
     41.39%                     -25.62%
(December 31, 1999)         (March 31, 2001)

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/02                      1 Year               5 Years              10 Years
-------------------------------------                      ------               -------              --------
Large Cap Growth Portfolio Return Before Taxes            (30.37)%              (7.61)%               4.58%
Return After Taxes on Distributions(1)                    (30.37)%              (9.72)%               2.01%
Return After Taxes on Distributions and Sale of
  Shares(1)                                               (18.65)%              (4.62)%               4.24%
Russell 1000 Growth Index (reflects no deductions
  for fees, expenses or taxes)(2)                         (27.88)%              (3.84)%               6.71%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity markets.

                       WILMINGTON LARGE CAP CORE PORTFOLIO

The Portfolio has not commenced operations as of the date of this prospectus. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and 10 years, before and after taxes, compare with those of the S&P 500 Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this Prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

PERFORMANCE YEARS   RETURNS
     1996            16.56%
     1997            25.13%
     1998            29.66%
     1999            22.41%
     2000           -11.47%
     2001           -17.55%
     2002           -27.95%

CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 13.15%

   BEST QUARTER                           WORST QUARTER
      21.62%                                 -17.98%
(December 31, 1998)                    (September 30, 2002)

INSTITUTIONAL SHARES                                                                           Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                    1 Year             5 Years           (January 5, 1995)
-------------------------------------                    ------             -------           -----------------
Large Cap Core Portfolio Return Before Taxes            (27.95)%            (3.55)%                 5.54%
Return After Taxes on Distributions(1)                  (28.23)%            (4.16)%                 4.10%
Return After Taxes on Distributions and Sale of
  Shares(1)                                             (17.13)%            (2.79)%                 4.53%
S&P 500 Index (reflects no deductions for fees,
  expenses or taxes)(2)                                 (22.10)%            (0.59)%                10.06%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard and Poor's Composite Index of 500 Stocks.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

The Portfolio has not commenced operations as of the date of this prospectus. The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and 10 years, before and after taxes, compare with those of the Russell 1000 Value Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses. Specifically, Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[BAR CHART]

PERFORMANCE YEARS   RETURNS
     1993            13.75%
     1994            -1.64%
     1995            34.38%
     1996            21.86%
     1997            24.55%
     1998            -2.75%
     1999             3.02%
     2000            19.15%
     2001            -5.14%
     2002           -28.06%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 12.24%

  BEST QUARTER                        WORST QUARTER
     13.48%                              -19.02%
(June 30, 1997)                   (September 30, 2002)

INSTITUTIONAL SHARES                                                               Since
AVERAGE ANNUAL RETURNS AS OF 12/31/02                            1 Year       June 29, 1998(1)   5 Years(1)   10 Years(1)
-------------------------------------                            ------       ----------------   ----------   ----------
Large Cap Value Portfolio Return Before Taxes                   (28.06)%          (5.06)%        (4.01)%(2)    6.40%(2)
Return After Taxes on Distributions(3)                          (28.33)%          (5.73)%           N/A          N/A
Return After Taxes on Distributions and Sale of Shares(3)       (17.21)%          (4.18)%           N/A          N/A
Russell 1000 Value Index(reflects no deductions for fees,
   expenses or taxes)(4)                                        (15.52)%          (1.26)%         1.16%       10.80%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity markets.

                       WILMINGTON MID CAP VALUE PORTFOLIO

The Portfolio has not commenced operations as of the date of this prospectus. Instead the bar chart and performance table below show the performance of Mid Cap Value Series, the Portfolio's master series, which has the same investment objective as the Portfolio. The bar chart and performance table below illustrate the risk and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for 1 year and since inception, compare with those of the Russell Midcap Value Index, a broad measure of market performance. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

PERFORMANCE YEARS             RETURNS
      2000                     55.30%
      2001                     19.05%
      2002                    -17.06%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 22.62%

    BEST QUARTER                        WORST QUARTER
       24.69%                              -16.86%
(December 31, 2001)                 (September 30, 2002)

                                                                                                Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                                     1 Year               (November 1, 1999)
-------------------------------------                                     ------               ------------------
Mid Cap Value Series Before Taxes                                        (17.06)%                    19.46%

Russell Mid Cap Value Index (reflects no deductions                       (9.65)%                     3.37%
for fees, expenses or taxes)(1)

(1) The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity markets.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO

The Portfolio has not commenced operations as of the date of this prospectus. Instead the bar chart and performance table below show the performance of Small Cap Value Series, the Portfolio's master series, which has the same investment objective as the Portfolio. The bar chart and performance table below illustrate the risk and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for 1 year and since inception, compare with those of the Russell 2000 Value Index, a broad measure of market performance. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

PERFORMANCE YEARS             RETURNS
      2000                     18.38%
      2001                     26.44%
      2002                    -18.01%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 29.17%

   BEST QUARTER                         WORST QUARTER
       20.65%                              -19.49%
(December 31, 2001)                 (September 30, 2002)

                                                                                                       Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                                       1 Year                    (November 1, 1999)
-------------------------------------                                       ------                    ------------------
Small Cap Value Series Before Taxes                                        (18.01)%                         11.55%

Russell 2000 Value Index (reflects no deductions for
fees, expenses or taxes)(1)                                                (11.43)%                          8.25%

(1) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the U.S. equity market.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                            Investor Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)             None
Maximum deferred sales charge                                                                    None
Maximum sales charge imposed on reinvested dividends (and other distributions)                   None
Redemption fee(1)                                                                               1.00%
Exchange fee(1)                                                                                 1.00%

(1) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                   ASSETS)(1):

                                               Large Cap          Large Cap
                                           Growth Portfolio     Core Portfolio
                                           ----------------     --------------
Management fees                                  0.55%              0.70%

Distribution (12b-1) fees                        0.25%              0.25%

Other expenses                                   0.43%              0.35%

TOTAL ANNUAL OPERATING EXPENSES                  1.23%              1.30%

Waivers/reimbursements                                              0.25%(2)

Net expenses                                                        1.05%(2)

                                            Large Cap Value     Mid Cap Value     Small Cap Value
                                               Portfolio          Portfolio          Portfolio
                                               ---------          ---------          ---------
Management fees                                  0.55%              0.75%              0.75%

Distribution (12b-1) fees                        0.25%              0.25%              0.25%

Other expenses                                   0.05%              0.50%(3)           0.35%(3)

TOTAL ANNUAL OPERATING EXPENSES                  1.38%              1.50%              1.35%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

(2) For Investor Shares of the Large Cap Core Portfolio the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.05%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

(3) "Other expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

              -    you reinvested all dividends and other distributions;

              -    the average annual return was 5%;

              - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1,
                   2005) are charged and remain the same over the time periods; and

              - you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                              1 Year         3 Years
---------------                                              ------         -------
Large Cap Growth Portfolio..........................          $125            $390
Large Cap Core Portfolio............................          $107            $361
Large Cap Value Portfolio...........................          $141            $437
Mid Cap Value Portfolio.............................          $153            $474
Small Cap Value Portfolio...........................          $137            $428

         The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital. The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO, the WILMINGTON MID CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO each seek long-term capital appreciation. The investment objectives for each Portfolio except the Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

      - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization of $5 billion or higher at the time of purchase

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

      - options on indices of the common stock of U.S. corporations described above

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of U.S. corporations described above, and options upon such futures contracts

         Roxbury may also invest up to 20% of the Series' assets in mid cap growth and "special situation growth opportunities" identified by Roxbury.

         The Series' investment adviser, Roxbury Capital Management LLC ("Roxbury"), looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The investment adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

         Roxbury attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. Roxbury generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

         In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that the Series will be unable to achieve its investment objective.

         The WILMINGTON LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

          - securities of U.S. corporations that are judged by the investment adviser to have strong growth and value characteristics

          - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

          - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

          - cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper)

         The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The Series' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. RSMC may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

         As a temporary defensive investment policy, the Large Cap Core Series may, without limit, invest its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

         The VALUE PORTFOLIOS: Through their investment in a corresponding Series, the WILMINGTON LARGE CAP VALUE, WILMINGTON MID CAP VALUE and WILMINGTON SMALL CAP VALUE PORTFOLIOS seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series are managed by Cramer Rosenthal McGlynn LLC ("CRM") who relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

CRM starts by identifying early changes in a company's operations, finances or management. CRM is attracted to companies which will look different tomorrow - operationally, financially, managerially-when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

-     Financial models based principally upon projected cash flows

- The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

-     The extent of management's ownership interest in a company

- A company's market position by corroborating its observations and assumptions by meeting with management, customers and suppliers

         CRM also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow a company and the nature of the shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

         The identification of change comes from a variety of sources including the private capital network which CRM has established among its clients, historical investments and intermediaries. The investment adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The members of CRM's portfolio management team regularly meet companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

         By reviewing historical relationships and understanding the characteristics of a business, CRM establishes valuation parameters using relative ratios or target prices. In its overall assessment, CRM seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

         An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

         The WILMINGTON LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index ("large cap company")

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies

-     options on indices of the common stock of large cap companies

- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies, and options upon such futures contracts.

         The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

         The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies that are deemed by CRM to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2003, the market capitalization of companies that make up the Russell 1000 Value Index is between $348.5 million and $254.1 billion.

     The WILMINGTON MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell MidCap Value Index. ("mid cap company")

- securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of mid cap companies

-     warrants

         The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

         The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by CRM to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the economic market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of companies that make up the Russell Midcap Value Index is between $348 million and $14.5 billion.

- The WILMINGTON SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 200 Value Index ("small cap company");

- securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of small cap companies; and

-     warrants.

         The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

         The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are deemed by the investment adviser to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of the largest stock in the Russell 2000 Value Index is less than $2.3 billion.

         ALL SERIES: The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100% for each of the Series.

         Each Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

- DERIVATIVES RISK: Some of the securities in which a Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (Large Cap Core, Large Cap Value, Mid Cap Value and Small Cap Value Portfolios)

- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth and Large Cap Core Portfolios)

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Portfolio has used in valuing its securities.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large- scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Portfolio)

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

- VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value and Small Cap Value Portfolios).

                          MANAGEMENT OF THE PORTFOLIOS

         The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-today management required by a Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the investment adviser for the Large Cap Core Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion assets under management.

For the twelve months ended June 30, 2003, RSMC received the advisory fees (after fee waivers) of 0.63% for the Large Cap Core Series as a percentage of the Series' average daily net assets.

         Cramer Rosenthal McGlynn LLC ("CRM"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. CRM and its predecessors have managed equity investments including a mutual fund, for more than twenty-five years. As of September 30, 2003, CRM had over $4 billion of assets under management.

         For the twelve months ended June 30, 2003, CRM received advisory fees of 0.55% for the Large Cap Value Series, 0.75% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of each Series' average daily net assets.

         Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2003, had assets under management of approximately $3.1 billion.

         For the twelve months ended June 30, 2003, Roxbury received advisory fees of 0.55% of the WT Large Cap Growth Series' average daily net assets.

PORTFOLIO MANAGERS

         The day-to-day management of the Large Cap Core Series is the responsibility of RSMC's Core Team. The Core Team meets daily to make investment decisions for each of these Series.

         The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson is the leader of the team responsible for the management of the Mid Cap Value Series, and James
P. Stoeffel and Terry Lally are the leaders of the team responsible for the management of the Small Cap Value Series. Kevin M. Chin, Adam L. Starr and David A.

Tillson are leaders of the team responsible for the management of the Large Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, and Michael Caputo assist each team leader in the day-to-day management of the Series. Each portfolio manager's business experience and educational background is as follows:

         RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

         JAY B. ABRAMSON, CPA, Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

         JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and a M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

         TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked nine years at The Prudential in US small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

         KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

         ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

         DAVID A. TILLSON, CFA is a Senior Vice President at CRM. He joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002. David received his B.A. from Brown University and his M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

         CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New

York University's Stern School of Business in 1996.

         TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

         BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

         MICHAEL J. CAPUTO, joined Cramer Rosenthal McGlynn, LLC as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Previously he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and also at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School. The day-to-day management of the WT Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

         The day-to-day management of the WT Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the WT Large Cap Growth Series and relies on Roxbury's research team.

SERVICE PROVIDERS

     The chart below provides information on the primary service providers.

            WT MUTUAL FUND

WILMINGTON LARGE CAP GROWTH PORTFOLIO
  WILMINGTON LARGE CAP CORE PORTFOLIO
 WILMINGTON LARGE CAP VALUE PORTFOLIO
  WILMINGTON MID CAP VALUE PORTFOLIO
 WILMINGTON SMALL CAP VALUE PORTFOLIO

Asset
Management

INVESTMENT ADVISERS

 Rodney Square Management Corp.
    1100 North Market Street
      Wilmington, DE 19890

  Cramer Rosenthal McGlynn, LLC
       520 Madison Avenue
       New York, NY 10022

 Roxbury Capital Management, LLC
  100 Wilshire Blvd., Suite 1000
     Santa Monica, CA 90401

Manages each Series' investment activities.

Fund
Operations

         ADMINISTRATOR

Rodney Square Management Corp.
   1100 North Market Street
     Wilmington, DE 19890

     SUB-ADMINISTRATOR AND
       ACCOUNTING AGENT

           PFPC Inc.
     301 Bellevue Parkway
     Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Portfolio and calculates each Portfolio's
           NAV and distributions.

Shareholder
Services

       TRANSFER AGENT

          PFPC Inc.
       760 Moore Road
  King of Prussia, PA 19406

Handles shareholder services, including
recordkeeping and statements, payment
  of distributions and processing of buy
          and sell requests.

Asset
Safe Keeping

            CUSTODIAN

    Wilmington Trust Company
     1100 North Market Street
       Wilmington, DE 19890

Holds each Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating
    each Portfolio's NAV per share.

Distribution

DISTRIBUTOR

       PFPC Distributors, Inc.
           760 Moore Road
      King of Prussia, PA 19406

Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                  Good Friday             Labor Day
     Martin Luther King, Jr. Day     Memorial Day            Thanksgiving Day
     Presidents' Day                 Independence Day        Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                               Overnight mail:

Wilmington Equity Portfolios                Wilmington Equity Portfolios
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI 02940                        King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares"for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                               Overnight mail:

Wilmington Equity Portfolios                Wilmington Equity Portfolios
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI02940                         King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares. If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         The Large Cap Value, Mid Cap Value and Small Cap Value Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

         For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

Wilmington Short/Intermediate Bond Portfolio
Wilmington Broad Market Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Short-Term Income Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Small Cap Core Portfolio
Wilmington International Multi-Manager Portfolio
Wilmington Large Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Small Cap Value Portfolio
Wilmington Balanced Portfolio
Wilmington Large Cap Strategic Allocation Fund
Wilmington Mid Cap Strategic Allocation Fund
Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

          To obtain prospectuses of the other Wilmington Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income, if any, of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Growth Portfolio anticipates the distribution of net capital gain. Each of the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios anticipates the distribution of net investment income.

         It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

         The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of a Portfolio's Investor Shares average daily net assets.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES

         The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------

      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

RULE 12B-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained free of charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON MID CAP GROWTH PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Wilmington Mid Cap Growth Portfolio, including information on its investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

            -     is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     is not guaranteed to achieve its goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                       PORTFOLIO DESCRIPTION
A look at the goal, strategies,            Summary.................................
risks and expenses                         Performance Information.................
of the Portfolio.                          Fees and Expenses.......................
                                           Example.................................
                                           Investment Objective....................
                                           Primary Investment Strategies...........
                                           Additional Risk Information.............

Details about the service              MANAGEMENT OF THE PORTFOLIO
providers.                                 Investment Adviser......................
                                           Portfolio Managers......................
                                           Service Providers.......................

Policies and instructions for          SHAREHOLDER INFORMATION
opening, maintaining and                   Pricing of Shares.......................
closing an account in                      Purchase of Shares......................
the Portfolio.                             Redemption of Shares....................
                                           Exchange of Shares......................
                                           Distributions...........................
                                           Taxes...................................

Details on the Portfolio's             DISTRIBUTION ARRANGEMENTS
distribution plan,                         Rule 12b-1 Fees.........................
master/feeder arrangement                  Master/Feeder Structure.................
and share classes                          Share Classes...........................

                                       FOR MORE INFORMATION........................

For information about key terms and concepts, please refer to the "Glossary."

                       WILMINGTON MID CAP GROWTH PORTFOLIO

                                 INVESTOR SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective          -    The WILMINGTON MID CAP GROWTH PORTFOLIO seeks
                                   superior long-term growth of capital.

Investment Focus              -    Equity (or related) securities

Share Price Volatility        -    High

Principal                     -    The Portfolio operates as a "feeder fund"
Investment Strategy                which means that the Portfolio does not buy
                                   individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in a master fund, which is a separate series of WT Investment Trust I.
                                   The Portfolio and its master fund have the same investment objective, policies and limitations.

                              - The Portfolio invests in the Mid Cap Series (the "Series"), which under normal market conditions, invests at least 80% of its net assets in securities of companies with a market capitalization, at the time of purchase, within the capitalization range of companies that make up the S&P MidCap 400 Index.

                              - The investment adviser purchases stocks, and in the case of foreign companies, American Depositary Receipts ("ADRs"), it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The investment adviser analyzes the stocks of a broad universe companies to search for high quality companies that are growing at substantially greater rates than the market's average rate. The investment adviser's approach focuses on stock selection and generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, or when a stock under performs the market or its peer group.

Principal Risks                    An investment in the Portfolio is subject to
                                   the risks summarized below which are further described under "Additional Risk
                                   Information."

                                   -    An investment in the Portfolio is not a
                                        deposit of Wilmington Trust Company or
                                        any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                   -    It is possible to lose money by
                                        investing in the Portfolio. There is no
                                        guarantee that the stock market or the
                                        securities that the Series buys will
                                        increase in value.

                                   -    The Portfolio's share price will
                                        fluctuate in response to changes in the
                                        market value of the Series' investments.
                                        Market value changes result from
                                        business developments affecting an
                                        issuer as well as general market and
                                        economic conditions.

                                   - Since the Series focuses its investments in mid cap companies, the Portfolio is subject to greater volatility than a fund that invests in large cap stocks. Mid cap companies tend to be more vulnerable than larger companies to adverse business or economic developments.

                                   -    The performance of the Series and
                                        Portfolio will depend on whether or not
                                        the investment adviser is successful in
                                        pursuing the investment strategy.

                                   -    Investments in a foreign market are
                                        subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                                   -    The Portfolio is also subject to other
                                        risks, which are described under
                                        "Additional Risk Information."

Investor Profile                   -    Investors who want the value of their
                                        investment to grow and who are willing
                                        to accept more volatility for the
                                        possibility of higher returns.

PERFORMANCE INFORMATION

The Portfolio has not commenced operations as of the date of this prospectus. Instead, the bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the performance of Mid Cap Series, the Portfolio's master series, which has the same investment objective as the Portfolio, from calendar year to calendar year and by showing how the average annual returns for one year and since inception compare with those of the S&P MidCap 400 Index, a broad measure of a market performance. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses, including investment advisory fee waivers). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

                       RETURNS
2001                     2.91%
2002                   -31.54%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 31.36%

    BEST QUARTER                  WORST QUARTER
      16.53%                        (22.19)%
(December 31, 2001)           (September 30, 2002)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

                                                                                  SINCE INCEPTION
                                                                1 YEAR          (DECEMBER 14, 2000)
Mid Cap Series Return Before Taxes                              (31.54)%              (15.89)%
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(1)                                           (14.53)%               (7.82)%(2)

(1) The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P MidCap 400 Index proportionate to its market value.

(2) The performance since inception for the S&P MidCap 400 Index is as of December 31, 2000.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Investor Shares
                                                                                           ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)            None

Maximum deferred sales charge                                                                   None

Maximum sales charge imposed on reinvested dividends (and other distributions)                  None

Redemption fee(a)                                                                               1.00%

Exchange fee(a)                                                                                 1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

Management fees                                                 0.75%

Distribution (12b-1) fees                                       0.25%

Other expenses(2)                                               1.35%

TOTAL ANNUAL OPERATING EXPENSES(3)                              2.35%

Waivers/reimbursements                                         (0.55)%

Net expenses                                                    1.80%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) For Investor Shares of the Mid Cap Growth Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.80%. This waiver will remain in place until November 1, 2015 unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -    you reinvested all dividends and other distributions;

         -    the average annual return was 5%;

         - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2015) are charged and remain the same over the time periods; and

         -    you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES

                                           1 Year         3 Years
                                           ------         -------
Mid Cap Growth Portfolio                    $183            $566

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

         The WILMINGTON MID CAP GROWTH PORTFOLIO seeks superior long-term growth of capital. For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in a group of mid-cap securities that exceeds the return of the S&P MidCap 400 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio invests its assets in the Series, which, under normal market conditions, invests at least 80% of its net assets in the following equity (or equity-related securities):

         - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, at the time of purchase, have a market capitalization within the capitalization range of the S&P MidCap 400 Index ("mid cap companies")

         - American Depositary Receipts ("ADRs"), which are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded

         -        securities convertible into mid cap companies

         -        options on common stock or options on stock indices.

         Mid-cap companies are those whose capitalization is within the market capitalization of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of September 30, 2003, the market capitalization of companies that are in the S&P MidCap 400 Index is between $289 million and $12 billion. As market conditions change, so will the capitalizations of the companies that make up the S&P MidCap 400 Index.

         The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the S&P MidCap 400 Index. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid-cap market capitalization for purposes of the 80% policy. The Series is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies with larger or small capitalizations.

         The investment adviser uses a bottom-up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. The investment adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the investment adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

         The Series may invest in up to 100 stocks. At the time of purchase individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the Investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of any company.

         In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that the Series will be unable to achieve its investment objective.

         The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information.

         - MID CAP RISK: Mid cap companies may be more vulnerable than larger companies to adverse business or economic developments.

         - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

         - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

         - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Portfolio.

         - FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest has, and, therefore, could have effective voting control over the operation of the master fund.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2003, had assets under management of approximately $3.1 billion.

         For the fiscal year ended June 30, 2003, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received advisory fees of 0.75% of the Series' average daily net assets.

PORTFOLIO MANAGER

         The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SERVICE PROVIDERS

     The chart below provides information on the primary service providers.

           WT MUTUAL FUND

WILMINGTON MID CAP GROWTH PORTFOLIO

Asset
Management

        INVESTMENT ADVISER

  Roxbury Capital Management LLC
100 Wilshire Boulevard, Suite 1000,
      Santa Monica, CA 90401

Manages the Series' investment activities.

Shareholder
Services

              TRANSFER AGENT

                 PFPC Inc.
              760 Moore Road
         King of Prussia, PA 19406

 Handles shareholder services, including
recordkeeping and statements, payment of
 distributions and processing of buy and
             sell requests.

Fund
Operations

                 ADMINISTRATOR

        Rodney Square Management Corp.
           1100 North Market Street
             Wilmington, DE 19890

             SUB-ADMINISTRATOR AND
               ACCOUNTING AGENT

                   PFPC Inc.
             301 Bellevue Parkway
             Wilmington, DE 19809

 Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio's
            NAV and distributions.

Asset
Safe Keeping

                 CUSTODIAN

         Wilmington Trust Company
         1100 North Market Street
           Wilmington, DE 19890

 Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's NAV per share.

Distribution

            DISTRIBUTOR

      PFPC Distributors, Inc.
          760 Moore Road
     King of Prussia, PA 19406

Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by the transfer agent.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

     New Year's Day                   Good Friday            Labor Day
     Martin Luther King, Jr. Day      Memorial Day           Thanksgiving Day
     Presidents' Day                  Independence Day       Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Mid Cap Growth Portfolio-Investor Shares, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular mail:                         Overnight mail:
     ------------                          --------------
     Wilmington Mid Cap Growth Portfolio   Wilmington Mid Cap Growth Portfolio
     c/o PFPC Inc.                         c/o PFPC Inc.
     P.O. Box 9828                         760 Moore Road
     Providence, RI 02940                  King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

      Regular mail:                         Overnight mail:
      ------------                          --------------
      Wilmington Mid Cap Growth Portfolio   Wilmington Mid Cap Growth Portfolio
      c/o PFPC Inc.                         c/o PFPC Inc.
      P.O. Box 9828                         760 Moore Road
      Providence, RI 02940                  King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in the Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

         Wilmington Prime Money Market Portfolio

         Wilmington U.S. Government Portfolio

         Wilmington Tax-Exempt Portfolio

         Wilmington Short/Intermediate Bond Portfolio

         Wilmington Broad Market Bond Portfolio

         Wilmington Municipal Bond Portfolio

         Wilmington Large Cap Growth Portfolio

         Wilmington Small Cap Growth Portfolio

         Wilmington Large Cap Core Portfolio

         Wilmington Small Cap Core Portfolio

         Wilmington International Multi-Manager Portfolio

         Wilmington Large Cap Value Portfolio

         Wilmington Balanced Portfolio

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income, if any, of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the Portfolio are included as a component of net investment income.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

         It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

         The Investor Shares of the Portfolio have adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of the Portfolio's average daily net assets.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. The Portfolio is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania, 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

         The investment company registration number is 811-08648.

                       WILMINGTON MID CAP GROWTH PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Wilmington Mid Cap Growth Portfolio, including information on its investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

                  -        is not a bank deposit

                  - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

                  -        is not federally insured

                  - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

                  -        is not guaranteed to achieve its goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                        PORTFOLIO DESCRIPTION

A look at the goal, strategies,             Summary...........................................................
risks and  expenses                         Performance Information...........................................
of the Portfolio.                           Fees and Expenses.................................................
                                            Example...........................................................
                                            Investment Objective..............................................
                                            Primary Investment Strategies.....................................
                                            Additional Risk Information.......................................

Details about the service               MANAGEMENT OF THE PORTFOLIO
providers.                                  Investment Adviser................................................
                                            Portfolio Managers................................................
                                            Service Providers.................................................

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Shares.................................................
closing an account in                       Purchase of Shares................................................
the Portfolio.                              Redemption of Shares..............................................
                                            Exchange of Shares................................................
                                            Distributions.....................................................
                                            Taxes.............................................................

Details on the Portfolio's              DISTRIBUTION ARRANGEMENTS
master/feeder arrangement                   Master/Feeder Structure...........................................
and share classes.                          Share Classes.....................................................

                                        FOR MORE INFORMATION..................................................

For information about key terms and concepts, please refer to the "Glossary."

                       WILMINGTON MID CAP GROWTH PORTFOLIO

                              INSTITUTIONAL SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective             -      The WILMINGTON MID CAP GROWTH PORTFOLIO
                                        seeks superior long-term growth of
                                        capital.

Investment Focus                 -      Equity (or related) securities

Share Price Volatility           -      High

Principal Investment             -      The Portfolio operates as a "feeder
Strategy                                fund" which means that the Portfolio
                                        does not buy Strategy individual
                                        securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in a master fund, which is a separate series of WT
                                        Investment Trust I. The Portfolio and
                                        its master fund have the same investment objective, policies and limitations.

                                 -      The Portfolio invests in the Mid Cap
                                        Series (the "Series"), which under
                                        normal market conditions, invests at
                                        least 80% of its net assets in
                                        securities of companies with a market
                                        capitalization, at the time of purchase, within the capitalization range of companies that make up the S&P MidCap 400 Index.

                                 -      The investment adviser purchases
                                        stocks, and in the case of foreign
                                        companies, American Depositary Receipts
                                        ("ADRs"), it believes exhibit
                                        consistent, above-average earnings
                                        growth, superior quality and attractive
                                        risk/reward characteristics. The
                                        investment adviser analyzes the stocks
                                        of a broad universe of companies to
                                        search for high quality companies that
                                        are growing at substantially greater
                                        rates than the market's average rate.
                                        The investment adviser's approach
                                        focuses on stock selection and generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, or when a stock under performs the market or its peer group.

Principal Risks                  An investment in the Portfolio is subject
                                 to the risks summarized below which are
                                 further described under "Additional Risk
                                 Information."

                                 - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 -      It is possible to lose money by
                                        investing in the Portfolio. There is no
                                        guarantee that the stock market or the
                                        securities that the Series buys will
                                        increase in value.

                                 -      The Portfolio's share price will
                                        fluctuate in response to changes in the
                                        market value of the Series' investments.
                                        Market value changes result from
                                        business developments affecting an
                                        issuer as well as general market and
                                        economic conditions.

                                 -      Since the Series focuses its
                                        investments in mid cap companies, the
                                        Portfolio is subject to greater
                                        volatility than a fund that invests in
                                        large cap stocks. Mid cap companies tend to be more vulnerable than larger companies to adverse business or economic developments.

                                 -      The performance of the Series and
                                        Portfolio will depend on whether or not
                                        the investment adviser is successful in
                                        pursuing the investment strategy.

                                 -      Investments in a foreign market are
                                        subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                                 - The Portfolio is also subject to other risks, which are described under "Additional Risk Information."

Investor Profile                 -      Investors who want the value of their
                                        investment to grow and who are willing
                                        to accept more volatility for the
                                        possibility of higher returns.

PERFORMANCE INFORMATION

        The Portfolio has not commenced operations as of the date of this prospectus. Instead, the bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the performance of Mid Cap Series, the Portfolio's master series, which has the same investment objective as the Portfolio, from calendar year to calendar year and by showing how the Portfolio's average annual returns for one year and since inception compare with those of the S&P MidCap 400 Index, a broad measure of a market performance. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses, including investment advisory fee waivers). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

                               RETURNS
2001                             3.16%
2002                           -31.29%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 31.61%

PFPC PLEASE UPDATE

   BEST QUARTER                  WORST QUARTER
      16.78%                        (21.94)%
(December 31, 2001)           (September 30, 2002)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

                                                                                               SINCE INCEPTION
                                                                             1 YEAR          (DECEMBER 14, 2000)
Mid Cap Series Return Before Taxes                                          (31.29)%              (15.64)%
S&P MidCap 400 Index (reflects no deduction for fees,                       (14.53)%               (7.82)%(2)
expenses or taxes)(1)

(1) The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P MidCap 400 Index proportionate to its market value.

(2) The performance since inception for the S&P MidCap 400 Index is as of December 31, 2000

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                 Institutional Shares
                                                                                                 --------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                     None

Maximum deferred sales charge                                                                            None

Maximum sales charge imposed on reinvested dividends (and other distributions)                           None

Redemption fee(a)                                                                                       1.00%

Exchange fee(a)                                                                                         1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

Management fees                                             0.75%

Distribution (12b-1) fees                                   None

Other expenses(2)                                           1.35%

TOTAL ANNUAL OPERATING EXPENSES(3)                          2.10%

Waivers/reimbursements                                     (0.55)%

Net expenses                                                1.55%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) For Institutional Shares of the Mid Cap Growth Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.55%. This waiver will remain in place until November 1, 2015 unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -        you reinvested all dividends and other distributions;

         -        the average annual return was 5%;

         - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1,
                  2015) are charged and remain the same over the time periods;
                  and

         - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES

                                                             1 Year         3 Years
                                                             ------         -------
Mid Cap Growth Portfolio                                      $158            $490

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

         The WILMINGTON MID CAP GROWTH PORTFOLIO seeks superior long-term growth of capital. For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in a group of mid-cap securities that exceeds the return of the S&P MidCap 400 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio invests its assets in the Series, which, under normal market conditions, invests at least 80% of its net assets in the following equity (or equity-related securities):

         - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, at the time of purchase, have a market capitalization within the capitalization range of the S&P MidCap 400 Index ("mid cap companies")

         - American Depositary Receipts ("ADRs"), which are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded

         -        securities convertible into mid cap companies

         -        options on common stock or options on stock indices.

         Mid-cap companies are those whose capitalization is within the market capitalization of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of September 30, 2003, the market capitalization of companies that are in the S&P MidCap 400 Index is between $289 million and $12 billion. As market conditions change, so will the capitalizations of the companies that make up the S&P MidCap 400 Index.

         The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the S&P MidCap 400 Index. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid-cap market capitalization for purposes of the 80% policy. The Series is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies with larger or smaller capitalizations.

         The investment adviser uses a bottom-up approach to not only identify new investment opportunities and also to evaluate existing investments on an ongoing basis to determine continued suitability. The investment adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the investment adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

         The Series may invest in up to 100 stocks. At the time of purchase individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the Investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of any company.

         In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that the Series will be unable to achieve its investment objective.

         The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information.

         - MID CAP RISK: Mid cap companies may be more vulnerable than larger companies to adverse business or economic developments.

         - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

         - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

         - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Portfolio.

         - FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest has, and, therefore, could have effective voting control over the operation of the master fund.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments

         - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2003, had assets under management of approximately $3.1 billion.

         For the fiscal year ended June 30, 2003, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received advisory fees of 0.75% of the Series' average daily net assets.

PORTFOLIO MANAGER

         The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SERVICE PROVIDERS

         The chart below provides information on the primary service providers.

           WT MUTUAL FUND

WILMINGTON MID CAP GROWTH PORTFOLIO

Asset
Management

            INVESTMENT ADVISER

      Roxbury Capital Management LLC
    100 Wilshire Boulevard, Suite 1000
          Santa Monica, CA 90401

Manages the Series' investment activities.

Shareholder
Services

         TRANSFER AGENT

            PFPC Inc.
         760 Moore Road
   King of Prussia, PA 19406

 Handles shareholder services,
  including recordkeeping and
     statements, payment of
distributions and processing of
     buy and sell requests.

Fund
Operations
                 ADMINISTRATOR

        Rodney Square Management Corp.
           1100 North Market Street
             Wilmington, DE 19890

             SUB-ADMINISTRATOR AND
               ACCOUNTING AGENT

                   PFPC Inc.
             301 Bellevue Parkway
             Wilmington, DE 19809

 Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio's
            NAV and distributions.

Asset
Safe Keeping

                 CUSTODIAN

         Wilmington Trust Company
         1100 North Market Street
           Wilmington, DE 19890

 Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's NAV per share.

Distribution

            DISTRIBUTOR

      PFPC Distributors, Inc.
           760 Moore Road
     King of Prussia, PA 19406

Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by the transfer agent.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                       Good Friday               Labor Day
Martin Luther King, Jr. Day          Memorial Day              Thanksgiving Day
Presidents' Day                      Independence Day          Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Mid Cap Growth Portfolio, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                               Overnight mail:

Wilmington Mid Cap Growth Portfolio         Wilmington Mid Cap Growth Portfolio
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI 02940                        King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                               Overnight mail:

Wilmington Mid Cap Growth Portfolio         Wilmington Mid Cap Growth Portfolio
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI 02940                        King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following portfolios ("Wilmington Portfolios"):

         Wilmington Premier Money Market Portfolio

         Wilmington Short/Intermediate Bond Portfolio

         Wilmington Broad Market Bond Portfolio

         Wilmington Municipal Bond Portfolio

         Wilmington Short-Term Income Portfolio

         Wilmington Large Cap Growth Portfolio

         Wilmington Small Cap Growth Portfolio

         Wilmington Large Cap Core Portfolio

         Wilmington Small Cap Core Portfolio

         Wilmington International Multi-Manager Portfolio

         Wilmington Large Cap Value Portfolio

         Wilmington Real Estate Portfolio

         Wilmington Large Cap Strategic Allocation Fund

         Wilmington Mid Cap Strategic Allocation Fund

         Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income, if any, of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the Portfolio are included as a component of net investment income.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

         It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. The Portfolio is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

      Assets - Liabilities
NAV = --------------------
      Outstanding Shares


NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                      WILMINGTON SMALL CAP GROWTH PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES
===============================================================================

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Wilmington Small Cap Growth Portfolio, including information on its investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

            -  is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -  is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -  is not guaranteed to achieve its goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                     PORTFOLIO DESCRIPTION
A look at the goal, strategies,          Summary................................   1
risks, expenses and financial            Performance Information................   3
history of the Portfolio.                Fees and Expenses......................   3
                                         Example................................   4
                                         Investment Objectives..................   4
                                         Primary Investment Strategies..........   4
                                         Additional Risk Information............   5

Details about the service            MANAGEMENT OF THE PORTFOLIO
providers.                               Investment Adviser.....................   7
                                         Portfolio Managers.....................   7
                                         Service Providers......................   8

Policies and instructions for        SHAREHOLDER INFORMATION
opening, maintaining and                 Pricing of Shares......................   9
closing an account in                    Purchase of Shares.....................   9
the Portfolio.                           Redemption of Shares...................  10
                                         Exchange of Shares.....................  11
                                         Distributions..........................  12
                                         Taxes..................................  12

Details on the Portfolio's           DISTRIBUTION ARRANGEMENTS
distribution plans,                      Rule 12b-1 Fees........................  14
master/feeder arrangement                Master/Feeder Structure................  14
and share classes.                       Share Classes..........................  14

                                     FOR MORE INFORMATION.......................  18

For information about key terms and concepts, please refer to the "Glossary."

                      WILMINGTON SMALL CAP GROWTH PORTFOLIO

                                 INVESTOR SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective            -  The Wilmington SMALL CAP GROWTH PORTFOLIO
                                   seeks to achieve long-term capital
                                   appreciation.

Investment Focus                -  Equity (or related) securities

Share Price Volatility          -  High


Principal Investment            -  The Portfolio operates as a "feeder fund"
Strategy                           which means that the Portfolio does not buy
                                   individual securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The
                                   Portfolio invests all of its assets in a master fund, which is a separate series of WT
                                   Investment Trust I. The Portfolio and its master fund have the same investment objective, policies and limitations.

                                - The Portfolio invests in the Small Cap Growth Series (the "Series"), which under normal market conditions, invests at least 80% of its net assets in securities of companieswith a market capitalization, at the time of purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index.

                                -  The Series may invest in securities
                                   convertible into or exercisable for stock
                                   (including preferred stock, warrants and debentures), and certain option and financial futures contracts ("derivatives"). The Series may also invest in foreign securities, including American Depositary Receipts.

Principal Risks                 An investment in the Portfolio is subject to the
                                risks summarized below which are further described under "Additional Risk Information."

                                -  An investment in the Portfolio is not a
                                   deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                - It is possible to lose money by investing in the Portfolio. There is no guarantee that the stock market or the securities that the Series buys will increase in value.

                                - The Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                - Since the Series focuses its investments in small cap companies, the Portfolio is subject to greater volatility than a fund that invests in large cap stocks. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments and their securities may be less liquid and more volatile than securities of larger companies.

                                - The performance of the Portfolio and the Series will depend on whether or not the adviser is successful in pursuing the investment strategy.

                                - The Portfolio is also subject to other risks which are described under "Additional Risk Information."

Investor Profile                -  Investors who want the value of their
                                   investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

As of the date of this prospectus the Investor Shares of the Portfolio have not yet commenced operations. Therefore, it does not have any performance to include in this prospectus.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              Investor Shares
                                                                                        ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)          None
Maximum deferred sales charge                                                                 None
Maximum sales charge imposed on reinvested dividends (and other distributions)                None
Redemption fee(a)                                                                             1.00%
Exchange fee(a)                                                                               1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

Management fees                                            1.00%
Distribution (12b-1) fees                                  0.25%
Other expenses(2)                                          8.13%
TOTAL ANNUAL OPERATING EXPENSES(3)                         9.38%
Waivers/reimbursements(3)                                 (7.38)%
Net expenses(3)                                            2.00%

1 This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series.

2  "Other Expenses" are based on estimated amounts for the current fiscal year.

3 For Investor Shares of the Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fees or reimburse expenses to the extent total annual operating expenses exceed 2.00%. This waiver will remain in place until January 1, 2006 unless the Board of Trustee approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -  you reinvested all dividends and other distributions;

         -  the average annual return was 5%;

         - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through January 1, 2006) are charged and remain the same over the time periods; and

         -  you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                               1 Year         3 Years
---------------                               ------         -------
Small Cap Growth Portfolio                     $203           $1,385

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

         The Wilmington Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. There is no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio seeks to achieve its investment objective by investing its assets in the Series. The Series, under normal market conditions, will invest at least 80% of its total assets in the following equity or equity-related securities:

         - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index ("small cap companies");

         - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies;

         -  options on indices of the common stock of small cap companies; and

         - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts.

         Small cap companies are those whose capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 Index at the time of the Series' investment. As of September 30, 2003, the market capitalization of the companies that make up the S&P Small Cap 600 Index was between $58.9 million and $3.8 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a small market capitalization for purposes of the 80% policy. The Series is not limited to only small-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies in other capitalizations.

         The Series may also invest in certain option and financial futures contracts ("derivatives") foreign securities, including American Depositary Receipts.

         The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. The investment adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the investment adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

         At the time of purchase individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of a company.

         In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the Adviser to be of comparable quality. The result of this action may be that the Series and the Portfolio will be unable to achieve its investment objective.

         The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Under normal market conditions, the Series' turnover rate is expected to be less than 200%. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Such factors may have the effect of lowering overall fund performance.

         The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information.

         - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

         - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

         - FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest has, and, therefore, could have effective voting control over the operation of a master fund.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2003, had assets under management of approximately $3.1 billion.

         For the fiscal year ended June 30, 2003, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received a fee of 1.00% of the Series' average daily net assets.

         The Small Cap Growth Series pays Roxbury a monthly fee advisory fee at the annual rate of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% of the Series next billion of the average daily net assets; and 0.90% of the Series average daily net assets over $2 billion.

PORTFOLIO MANAGERS

The day-to-day management of the Series is the responsibility of Roxbury's investment committee which includes the following individuals. The investment committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

         STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has eleven years of investment management experience. Mr. Marshman is a member of Roxbury's Small Cap Growth Investment Team. From 1995 to July 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Portfolio Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Portfolio Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force.

         ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has ten years of investment management experience. Mr. Marvin is a member of Roxbury's Small Cap Growth Investment Team. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.

         BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has seven years of investment management experience. Mr. Smoluch is a member of Roxbury's Small Cap Growth Investment Team. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City.

SERVICE PROVIDERS

         The chart below provides information on the primary service providers.

                                 WT MUTUAL FUND

                      WILMINGTON SMALL CAP GROWTH PORTFOLIO

Asset
Management

                               INVESTMENT ADVISER

                         Roxbury Capital Management LLC
                       100 Wilshire Boulevard, Suite 1000,
                             Santa Monica, CA 90401

                   Manages the Series' investment activities.

Shareholder
Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                     Handles shareholder services, including
                      recordkeeping and statements, payment
                     of distributions and processing of buy
                               and sell requests.

Fund
Operations

                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                  Provides facilities, equipment and personnel
                 to carry out administrative services related to
                  the Portfolio and calculates the Portfolio's
                             NAV and distributions.

Asset
Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                    Holds the Portfolio's assets, settles all
                    portfolio trades and collects most of the
                   valuation data required for calculating the
                           Portfolio's NAV per share.

Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                       Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

     New Year's Day                    Good Friday             Labor Day
     Martin Luther King, Jr. Day       Memorial Day            Thanksgiving Day
     Presidents' Day                   Independence Day        Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of the Portfolio is $1,000. Additional investments may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Small Cap Growth Portfolio - Investor Shares, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                             Overnight mail:

Wilmington Small Cap Growth Portfolio     Wilmington Small Cap Growth Portfolio
c/o PFPC Inc.                             c/o PFPC Inc.

P.O. Box 9828                              760 Moore Road
Providence, RI 02940                       King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                              Overnight mail:

Wilmington Small Cap Growth Portfolio      Wilmington Small Cap Growth Portfolio
c/o PFPC Inc.                              c/o PFPC Inc.
P.O. Box 9828                              760 Moore Road
Providence, RI 02940                       King of Prussia, PA 19406


         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in the Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

Wilmington Premier Money Market Portfolio    Wilmington Small Cap Core Portfolio

Wilmington Short/Intermediate                    Wilmington International
  Bond Portfolio                                   Multi-Manager Portfolio

Wilmington Broad Market Bond                     Wilmington Large Cap Value
  Portfolio                                        Portfolio

Wilmington Municipal Bond                        Wilmington Real Estate
  Portfolio                                        Portfolio

Wilmington Short-Term Income                     Wilmington Large Cap Strategic
  Portfolio                                        Allocation Fund

Wilmington Large Cap Growth                      Wilmington Mid Cap Strategic
  Portfolio                                        Allocation Fund

Wilmington Large Cap Core                        Wilmington Small Cap Strategic
  Portfolio                                        Allocation Fund

Wilmington Mid Cap Growth Portfolio

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income, if any, of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

         It is a taxable event for you if you sell or exchange Portfolio shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. ("Distributor") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

         The Investor Shares of the Portfolio have adopted a distribution plan pursuant to Rule 12b-1 that allows the Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that the Portfolio can charge is 0.25% of the average daily net assets of the Portfolio's Investor Shares.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. The Portfolio is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV:

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, PA 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON SMALL CAP GROWTH PORTFOLIO

                               OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about the Wilmington Small Cap Growth Portfolio, including information on its investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goal,
strategies, risks and
expenses of the
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................5

                                 Example.......................................5

                                 Investment Objectives.........................6

                                 Primary Investment Strategies.................6

                                 Additional Risk Information...................7

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Adviser...........................10

                                 Portfolio Managers...........................11

                                 Service Providers............................12

Policies and instructions
for opening, maintaining
and closing an account
in the Portfolio.           SHAREHOLDER INFORMATION

                                 Pricing of Shares............................13

                                 Purchase of Shares...........................13

                                 Redemption of Shares.........................14

                                 Exchange of Shares...........................16

                                 Distributions................................17

                                 Taxes........................................17

Details on the Portfolio's
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................19

                                 Share Classes................................19

                            FOR MORE INFORMATION..............................21

For information about key terms and concepts, please refer to the "Glossary."

                     WILMINGTON SMALL CAP GROWTH PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

-----------------------------------------------------------------------------------------------------
SUMMARY
-----------------------------------------------------------------------------------------------------
Investment Objective                The WILMINGTON SMALL CAP GROWTH PORTFOLIO seeks to achieve long-term capital appreciation.
-----------------------------------------------------------------------------------------------------
Investment Focus                     --  Equity (or related) securities
-----------------------------------------------------------------------------------------------------
Share Price Volatility               --  High
-----------------------------------------------------------------------------------------------------
Principal Investment Strategy        --  The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly.
                                         Instead, it invests in a "master fund," which in turn
                                         purchases investment securities. The Portfolio invests all of its assets in a master fund, which is a separate series of WT Investment Trust I. The Portfolio and its master fund have the same investment objective, policies and
                                         limitations.
                                     --  The Portfolio seeks to meet its investment objective by investing all or substantially all of its assets in the
                                         Small Cap Growth Series (the "Series"), which under normal market conditions, invests at least 80% of its net assets in securities of companies with a market capitalization, at the time of purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index.
                                     --  The Series may invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), and certain option and financial futures
                                         contracts ("derivatives"). The Series may also invest in
                                         foreign securities, including American Depositary Receipts.
-----------------------------------------------------------------------------------------------------
Principal Risks                     An investment in the Portfolio is subject to the risks summarized below which are further described under "Additional Risk
                                    Information."
                                     --  An investment in the Portfolio is not a deposit of
                                         Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                         Corporation or any other government agency.
                                     --  It is possible to lose money by investing in the Portfolio.
                                         There is no guarantee that the stock market or the
                                         securities that the Series buys will increase in value.

                                     --  The Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments.
                                         Market value changes result from business developments
                                         affecting an issuer as well as general market and economic conditions.
                                     --  Since the Series focuses its investments in small cap
                                         companies, the Portfolio is subject to greater volatility
                                         than a fund that invests in large cap stocks. Small cap
                                         companies may be more vulnerable than larger companies to
                                         adverse business or economic developments and their
                                         securities may be less liquid and more volatile than
                                         securities of larger companies.
                                     --  The performance of the Portfolio and the Series will depend on whether or not the adviser is successful in pursuing the investment strategy.
                                     --  The Portfolio is also subject to other risks which are described under "Additional Risk Information."
-----------------------------------------------------------------------------------------------------
Investor Profile                     --  Investors who want the value of their investment to grow and who are willing to accept more volatility for the
                                         possibility of higher returns.
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     Institutional Shares of the Portfolio were first offered on January 2, 2003, and, therefore the Portfolio does not have a full calendar year of performance.
--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      INSTITUTIONAL SHARES
----------------------------------------------------------      --------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                   None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(a)                                                      1.00%
Exchange fee(a)                                                        1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

Management fees                                                 1.00%
Distribution (12b-1) fees                                       None
Other expenses                                                  8.13%
TOTAL ANNUAL OPERATING EXPENSES(2)                              9.13%
Waivers/reimbursements(2)                                      -7.38%
Net expenses(2)                                                 1.75%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series.
(2) For Institutional Shares of the Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fees or reimburse expenses to the extent total annual operating expenses exceeding 1.75%. This waiver will remain in place until January 1, 2006 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                          1 Year    3 Years    5 Years    10 Years
--------------------                          ------    -------    -------    --------
Small Cap Growth Portfolio..................   $178     $1,315     $3,105      $6,971

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON SMALL CAP GROWTH PORTFOLIO seeks to achieve long-term capital appreciation. There is no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio seeks to achieve its investment objective by investing its assets in the Series. The Series, under normal market conditions, will invest at least 80% of its total assets in the following equity or equity-related securities:

         -- common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index ("small cap companies")

         -- options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

         --  options on indices of the common stock of small cap companies

         -- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts.

     Small cap companies are those whose capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 Index at the time of the Series' investment. As of September 30, 2003, the market capitalization of the companies that make up the S&P Small Cap 600 Index was between $58.9 million and $3.8 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a small market capitalization for purposes of the 80% policy. The Series is not limited to only small-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies in other capitalizations.

     The Series may also invest in certain option and financial futures contracts ("derivatives") foreign securities, including American Depositary Receipts.

     The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. The investment adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the investment adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

     At the time of purchase, individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations, individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of a company.

     In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the Adviser to be of comparable quality. The result of this action may be that the Series and the Portfolio will be unable to achieve its investment objective.

     The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Under normal market conditions, the Series' turnover rate is expected to be less than 200%. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Such factors may have the effect of lowering overall fund performance.

     The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information.

         -- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence.

             Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         -- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

         -- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

         -- FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

         -- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest has, and, therefore, could have effective voting control over the operation of a master fund.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Institutional Share of the Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.

                                                                For the Period
                                                              January 2, 2003(1)
                                                                   through
                                                                June 30, 2003
SMALL CAP GROWTH PORTFOLIO-INSTITUTIONAL SHARES               ------------------
NET ASSET VALUE-BEGINNING OF PERIOD.........................       $  10.00
                                                                   --------
INVESTMENT OPERATIONS:
  Net investment loss(2)....................................          (0.09)
  Net realized and unrealized gain on investments...........           2.85
                                                                   --------
     Total from investment operations.......................           2.76
                                                                   --------
NET ASSET VALUE-END OF PERIOD...............................       $  12.76
                                                                   ========
TOTAL RETURN................................................         27.60%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
  Expenses
     Including expense limitations..........................          1.75%*
     Excluding expense limitations..........................          9.13%*
  Net investment loss.......................................        (1.45)%*
Portfolio Turnover..........................................            86%**
Net assets at end of period (000 omitted)...................       $  8,835

  *  Annualized.
 **  Not annualized.
  1  Commencement of operations.
  2 The net investment loss per share was calculated using average shares outstanding method.
  3 The expense and net investment income ratios include expenses allocated from WT Investment Trust I-Small Cap
     Growth Series (the "Series") and the portfolio turnover reflects investment activity of the Series.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2003, had assets under management of approximately $3.1 billion.

     For the fiscal year ended June 30, 2003, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received a fee of 1.00% of the Series' average daily net assets.

     The Small Cap Growth Series pays Roxbury a monthly fee advisory fee at the annual rate of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% of the Series next billion of the average daily net assets; and 0.90% of the Series average daily net assets over $2 billion.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     The day-to-day management of the Series is the responsibility of Roxbury's investment committee which includes the following individuals. The investment committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

     STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has eleven years of investment management experience. Mr. Marshman is a member of Roxbury's Small Cap Growth Investment Team. From 1995 to July 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Portfolio Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Portfolio Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force.

     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has ten years of investment management experience. Mr. Marvin is a member of Roxbury's Small Cap Growth Investment Team. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.

     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has seven years of investment management experience. Mr. Smoluch is a member of Roxbury's Small Cap Growth Investment Team. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

Asset                                                                             Shareholder
Management                                                                        Services



           INVESTMENT ADVISER                                                                  TRANSFER AGENT
     Rodney Capital Management LLC                                                               PFPC Inc.
   100 Wilshire Boulevard, Suite 1000                                                          760 Moore Road
         Santa Monica, CA 90401                                                          King of Prussia, PA 19406



          Manages the Series'                                                          Handles shareholder services,
         investment activities.                                                         including recordkeeping and
                                                                                           statements, payment of
                                                                                      distributions and processing of
                                                                                           buy and sell requests.



                                                      WT MUTUAL FUND



                                                   WILMINGTON SMALL CAP
                                                     GROWTH PORTFOLIO
Fund                                                                              Asset
Operations                                                                        Safe Keeping



             ADMINISTRATOR                                                                       CUSTODIAN



     Rodney Square Management Corp.                                                       Wilmington Trust Company
        1100 North Market Street                                                          1100 North Market Street
          Wilmington, DE 19890                                                              Wilmington, DE 19890



         SUB-ADMINISTRATOR AND
            ACCOUNTING AGENT



               PFPC Inc.
          301 Bellevue Parkway
          Wilmington, DE 19809



   Provides facilities, equipment and                                                  Holds the Portfolio's assets,
         personnel to carry out                                                         settles all portfolio trades
   administrative services related to                                                     and collects most of the
    the Portfolio and calculates the                                                    valuation data required for
   Portfolio's NAV and distributions.                                                   calculating the Portfolio's
                                                                                               NAV per share.



                                                       DISTRIBUTOR




                                                 PFPC Distributors, Inc.
                                                      760 Moore Road
                                                King of Prussia, PA 19406
                                           Distributes the Portfolio's shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolio is $1,000. Additional investments may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Small Cap Growth Portfolio-Institutional Shares, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Small Cap Growth Portfolio         Wilmington Small Cap Growth Portfolio
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Small Cap Growth Portfolio         Wilmington Small Cap Growth Portfolio
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered.

Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

Wilmington Premier Money Market Portfolio

Wilmington Short/Intermediate Bond Portfolio

Wilmington Broad Market Bond Portfolio

Wilmington Municipal Bond Portfolio

Wilmington Large Cap Growth Portfolio

Wilmington Large Cap Core Portfolio

Wilmington Mid Cap Growth Portfolio

Wilmington Small Cap Core Portfolio

Wilmington Large Cap Value Portfolio

Wilmington Large Cap Strategic Allocation Fund

Wilmington Mid Cap Strategic Allocation Fund

Wilmington Small Cap Strategic Allocation Fund

Wilmington International Multi-Manager Portfolio

Wilmington Real Estate Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income, if any, of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

     It is a taxable event for you if you sell or exchange Portfolio shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolio issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:
A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. The Portfolio is a separate mutual fund.

MUTUAL FUND EXPENSES:
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets

GROWTH FUNDS:
Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

SMALL CAP FUNDS:
Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

INVESTMENT ADVISER:
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":
NAV = Assets - Liabilities
       ----------------------------
       Outstanding Shares

NET INVESTMENT INCOME:
Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, Pennsylvania 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                          WILMINGTON BALANCED PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Wilmington Balanced Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

                  -    is not a bank deposit

                  - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

                  -    is not federally insured

                  - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

                  -    is not guaranteed to achieve its goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

A look at the goals, strategies,       PORTFOLIO DESCRIPTION
risks and expenses of the
Portfolio.                                Summary.........................................................          1
                                          Performance Information.........................................          3
                                          Fees and Expenses...............................................          3
                                          Example.........................................................          4
                                          Investment Objective............................................          4
                                          Primary Investment Strategies...................................          4
                                          Additional Risk Information.....................................          6

Details about the service              MANAGEMENT OF THE PORTFOLIO
providers.
                                          Investment Adviser..............................................          8
                                          Portfolio Managers..............................................          9
                                          Service Providers...............................................         10

Policies and instructions for          SHAREHOLDER INFORMATION
opening, maintaining and
closing an account in the                 Pricing of Shares...............................................         11
Portfolio.                                Purchase of Shares..............................................         12
                                          Redemption of Shares............................................         13
                                          Exchange of Shares..............................................         15
                                          Distributions...................................................         16
                                          Taxes...........................................................         16

Details on the Portfolio's             DISTRIBUTION AND SERVICE ARRANGEMENTS
distribution plan, master/feeder
and share classes                         Rule 12b-1 Fees.................................................         17
                                          Master/Feeder Structure.........................................         17
                                          Share Classes...................................................         17

                                       FOR MORE INFORMATION...............................................     back cover

For information about key terms and concepts, please refer to the "Glossary."

                          WILMINGTON BALANCED PORTFOLIO

                                 INVESTOR SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective

- The WILMINGTON BALANCED PORTFOLIO (the "Portfolio") seeks long-term capital growth and current income.

Investment Focus

-    A portfolio of equity and fixed income securities.

Share Price Volatility

-    Moderate to High.

Principal Investment Strategy

- The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly. Instead, it invests in the WT Balanced Series (the "Series") or "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in the master fund which is a separate series of WT Investment Trust I. The Portfolio and the Series have the same investment objective, policies and limitations.

- The Portfolio invests in the Series, which normally invests at least 65% of its assets in equity securities and the remainder in bonds and fixed income securities.

- For its equity portion, the Portfolio primarily invests in U.S. equity (or equity related) securities of medium and large cap corporations. The investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth potential and valuation characteristics.

- For its fixed income portion, the investment adviser purchases fixed income securities based on their yield or potential capital appreciation or both. The investment adviser may sell securities in anticipation of market declines or if the securities are downgraded.

Principal Risks

The Portfolio is subject to the risks summarized below which are further described under "Additional Risk Information."

- An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in the Portfolio. There is no guarantee that the stock market or the stocks that the Portfolio buys will always increase in value.

- The Portfolio's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

- The fixed income securities in which the Portfolio invests through its corresponding Series are subject to credit risk, prepayment risk, liquidity risk and interest rate risk. Typically when interest rates rise, the market prices of fixed income securities decline.

- The performance of the Portfolio will depend on how successfully the investment adviser pursues its investment strategy.

- The Portfolio is also subject to other risks which are described under "Additional Risk Information."

Investor Profile

- Investors who want current income and capital appreciation through a mix of investments that provide above-average price stability.

PERFORMANCE INFORMATION

         The Portfolio has not yet commenced operations. Therefore, it does not have performance to include in this Prospectus.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  INVESTOR SHARES
----------------------------------------------------------                  ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of             None
    offering price)
Maximum deferred sales charge                                                    None
Maximum sales charge imposed on reinvested dividends (and other                  None
    distributions)
Redemption fee (a)                                                               1.00%
Exchange fee (a)                                                                 1.00%

(a) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):(1)

                                                                           BALANCED PORTFOLIO
                                                                           ------------------
Management fees                                                                   0.55%
Distribution (12b-1) fees                                                         0.25%
Other expenses(2)                                                                 0.85%
TOTAL ANNUAL OPERATING EXPENSES                                                   1.65%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.

(2) "Other expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

                  -    you reinvested all dividends and other distributions;

                  -    the average annual return was 5%;

                  - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

                  - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

 INVESTOR SHARES        1 Year      3 Years
------------------      ------      -------
Balanced Portfolio      $  168      $   520

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

         The Portfolio and the Series seek long-term capital growth and current income. The investment objective for the Portfolio and Series may not be changed without shareholder approval. There can be no guarantee that either the Portfolio or Series will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio invests its assets in the Series, which, under normal market conditions, invests approximately 65% of its total assets in the following equity (or equity related) securities and the remainder in bonds and other fixed income securities.

         For the equity portion of the Series, dividend income is an incidental consideration compared to growth in capital in the selection of securities. The investment adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle. For its equity potion, the Series invests in the following equity (or equity related) securities:

- securities of U.S. corporations that are judged by the investment adviser to have strong growth and valuation characteristics;

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

- receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation.

         For the fixed income portion of the Series, the composition of the Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility. For its fixed income portion, the Series under normal market conditions:

-    will invest in various types of investment grade fixed income securities;

- may invest up to 25% of its total assets in investment grade fixed income securities of foreign issuers; and

-    will maintain an intermediate average duration (4 to 7 years).

              The Series invests only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

         The table below shows the Series' principal investments for its fixed income portion. These are the types of securities that will most likely help the Series achieve its investment objective with respect to its fixed income portion.

                                                         WT Balanced
                                                           Series
--------------------------------------------------------------------
Asset-Backed Securities                                       X
--------------------------------------------------------------------
Bank Obligations                                              X
--------------------------------------------------------------------
Corporate Bonds, Notes and Commercial Paper                   X
--------------------------------------------------------------------
Mortgage-Backed Securities                                    X
--------------------------------------------------------------------
Municipal Securities                                          X
--------------------------------------------------------------------
Obligations Issued By Supranational Agencies                  X
--------------------------------------------------------------------
U.S. Government Obligations                                   X
--------------------------------------------------------------------

         The Series may also hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

         The Series may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield paid by the Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid of and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

         The Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month.

PORTFOLIO MANAGERS

         E. MATTHEW BROWN, Vice President of RSMC is responsible for the management process of the equity portion of the Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.

         RAFAEL E. TAMARGO, Vice President and Director of Equity Research of RSMC, is responsible for the day-to-day management of the equity portion of the Series. Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996. Prior to 1996, Mr. Tamargo was employed by U.S. Trust as an Equities Analyst.

         ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

         CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

         DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

                                 WT MUTUAL FUND
                          WILMINGTON BALANCED PORTFOLIO

                                     Asset
                                   Management

                               INVESTMENT ADVISER

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                         Manages the Series' investment
                                   activities.

                                   Shareholder
                                    Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                          Handles shareholder services,
                           including recordkeeping and
                             statements, payment of
                         distribution and processing of
                             buy and sell requests.

                                      Fund
                                   Operations

                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                       Provides facilities, equipment and
                             personnel to carry out
                       administrative services related to
                        the Portfolio and calculates the
                       Portfolio's NAV and distributions.

                                      Asset
                                  Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                          Holds the Portfolio's assets,
                          settles all portfolio trades
                            and collects most of the
                           valuation data required for
                           calculating the Portfolio's
                                 NAV per share.

                                  Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                           Distributes the Portfolio's
                                     shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market values are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

         New Year's Day                 Good Friday         Labor Day
         Martin Luther King, Jr. Day    Memorial Day        Thanksgiving Day
         Presidents' Day                Independence Day    Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Balanced Portfolio, indicating the class, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

              Regular Mail:                      Overnight Mail:

              Wilmington Balanced Portfolio      Wilmington Balanced Portfolio
              c/o PFPC Inc.                      c/o PFPC Inc.
              P.O. Box 8951                      760 Moore Rd
              Wilmington, DE 19899               King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         FEES ON REDEMPTIONS: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between other Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of the Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

              Regular Mail:                      Overnight Mail:

              Wilmington Balanced Portfolio      Wilmington Balanced Portfolio
              c/o PFPC Inc.                      c/o PFPC Inc.
              P.O. Box 8951                      760 Moore Rd
              Wilmington, DE 19899               King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our Statement of Information.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in the Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

         Wilmington Premier Money Market Portfolio

         Wilmington Short/Intermediate Bond Portfolio

         Wilmington Broad Market Bond Portfolio

         Wilmington Municipal Bond Portfolio

         Wilmington Short-Term Income Portfolio

         Wilmington Large Cap Growth Portfolio

         Wilmington Large Cap Core Portfolio

         Wilmington Small Cap Core Portfolio

         Wilmington Small Cap Growth Portfolio

         Wilmington International Multi-Manager Portfolio

         Wilmington Large Cap Value Portfolio

         Wilmington Large Cap Strategic Allocation Fund

         Wilmington Mid Cap Strategic Allocation Fund

         Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income of the Portfolio are declared daily as dividends and paid quarterly. Any net capital gain realized by the Portfolio will be distributed annually. The Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of net investment income, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio's distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

         It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appear in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. ("Distributor") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

         The Investor Shares of the Portfolio have adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that the Portfolio can charge is 0.25% of the Portfolio's Investor Shares average daily net assets.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool its assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Institutional, Investor and Service Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares may be purchased by anyone and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

FIXED INCOME SECURITIES:

Fixed-income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

DURATION:

Duration measures the sensitivity of fixed income securities held by the Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always the risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for the mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

    NAV = Assets - Liabilities
          --------------------
          Outstanding Shares

EXCHANGE OF SHARES:

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON BALANCED PORTFOLIO

                                OF WT MUTUAL FUND

                                 SERVICE SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Wilmington Balanced Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

           -  is not a bank deposit

           - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

           -  is not federally insured

           - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

           -  is not guaranteed to achieve its goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

A look at the goals, strategies,        PORTFOLIO DESCRIPTION
risks and expenses of the                   Summary................................             1
Portfolio.                                  Performance Information................             3
                                            Fees and Expenses......................             3
                                            Example................................             4
                                            Investment Objective...................             4
                                            Primary Investment Strategies..........             4
                                            Additional Risk Information............             6

Details about the service               MANAGEMENT OF THE PORTFOLIO
providers.                                  Investment Adviser.....................             8
                                            Portfolio Managers.....................             9
                                            Service Providers......................            10

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Shares......................            11
closing an account in the                   Purchase of Shares.....................            12
Portfolio.                                  Redemption of Shares...................            13
                                            Exchange of Shares.....................            15
                                            Distributions..........................            16
                                            Taxes..................................            16

Details on the Portfolio's              DISTRIBUTION AND SERVICE ARRANGEMENTS
shareholder service plan,                   Shareholder Service Fees...............            17
master/feeder and                           Master/Feeder Structure................            17
share classes                               Share Classes..........................            17

                                        FOR MORE INFORMATION.......................    back cover

For information about key terms and concepts, please refer to the "Glossary."

                          WILMINGTON BALANCED PORTFOLIO

                                 SERVICE SHARES
                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective                -    The WILMINGTON  BALANCED  PORTFOLIO
                                         (the "Portfolio") seeks long-term
                                         capital growth and current income.

Investment Focus                    -    A portfolio of equity and fixed income
                                         securities.

Share Price Volatility              -    Moderate to High.

Principal Investment Strategy       -    The Portfolio  operates as a "feeder
                                         fund" which means that the Portfolio
                                         does not buy individual securities
                                         directly. Instead, it invests in the WT
                                         Balanced Series (the "Series") or
                                         "master fund," which in turn purchases
                                         investment securities. The Portfolio
                                         invests all of its assets in the master
                                         fund which is a separate series of WT
                                         Investment Trust I. The Portfolio and
                                         the Series have the same investment
                                         objective, policies and limitations.

                                    -    The Portfolio invests in the Series,
                                         which normally invests at least 65% of
                                         its assets in equity securities and the
                                         remainder in bonds and fixed income
                                         securities.

                                    -    For its equity portion, the Portfolio
                                         primarily invests in U.S. equity (or
                                         equity related) securities of medium
                                         and large cap corporations. The
                                         investment adviser employs a combined
                                         growth and value investment approach
                                         and invests in the stocks of companies
                                         with the most attractive combination of
                                         long-term earnings, growth potential
                                         and valuation characteristics.

                                    -    For its fixed income portion, the
                                         investment adviser purchases fixed
                                         income securities based on their yield
                                         or potential capital appreciation or
                                         both. The investment adviser may sell
                                         securities in anticipation of market
                                         declines or if the securities are
                                         downgraded.

Principal Risks                     The Portfolio is subject to the risks
                                    summarized below which are further described under "Additional Risk Information."

                                    -    An investment in the Portfolio is not a
                                         deposit of Wilmington Trust Company or
                                         any of its affiliates and is not
                                         insured or guaranteed by the Federal
                                         Deposit Insurance Corporation or any
                                         other government agency.

                                    -    It is possible to lose money by
                                         investing in the Portfolio. There is no
                                         guarantee that the stock market or the
                                         stocks that the Portfolio buys will
                                         always increase in value.

                                    -    The Portfolio's share price will
                                         fluctuate in response to changes in the
                                         market value of the Series'
                                         investments. Market value changes
                                         result from business
                                         developments affecting an issuer as
                                         well as general market and economic
                                         conditions.

                                    -    The fixed income securities in which
                                         the Portfolio invests through its
                                         corresponding Series are subject to
                                         credit risk, prepayment risk, liquidity
                                         risk and interest rate risk. Typically
                                         when interest rates rise, the market
                                         prices of fixed income securities
                                         decline.

                                    -    The performance of the Portfolio will
                                         depend on how successfully the
                                         investment adviser pursues its
                                         investment strategy.

                                    -    The Portfolio is also subject to other
                                         risks which are described under
                                         "Additional Risk Information."

Investor Profile                    -    Investors who want current income and
                                         capital appreciation through a mix of
                                         investments that provide above-average
                                         price stability.

PERFORMANCE INFORMATION

         The Portfolio has not yet commenced operations. Therefore, it does not have performance to include in this Prospectus.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        SERVICE SHARES
---------------------------------------------------------         --------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                       None
Maximum deferred sales charge                                         None
Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                           None
Redemption fee (a)                                                    1.00%
Exchange fee (a)                                                      1.00%

(a) Service Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):(1)

                                                              BALANCED PORTFOLIO
                                                              ------------------
Management fees                                                     0.55%
Distribution (12b-1) fees                                           None
Shareholder Service fees                                            0.25%
Other expenses(2)                                                   0.85%
TOTAL ANNUAL OPERATING EXPENSES                                     1.65%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.

(2) "Other expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

         This example is intended to help you compare the cost of investing in Service Shares of the Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

                  -   you reinvested all dividends and other distributions;

                  -   the average annual return was 5%;

                  - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

                  - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

  SERVICE SHARES                     1 Year                     3 Years
  --------------                     ------                     -------
Balanced Portfolio                    $168                       $520

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

         The Portfolio and the Series seek long-term capital growth and current income. The investment objective for the Portfolio and Series may not be changed without shareholder approval. There can be no guarantee that either the Portfolio or Series will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio invests its assets in the Series, which, under normal market conditions, invests approximately 65% of its total assets in the following equity (or equity related) securities and the remainder in bonds and other fixed income securities.

         For the equity portion of the Series, dividend income is an incidental consideration compared to growth in capital in the selection of securities. The investment adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle. For its equity potion, the Series invests in the following equity (or equity related) securities:

- securities of U.S. corporations that are judged by the investment adviser to have strong growth and valuation characteristics;

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

- receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation.

         For the fixed income portion of the Series, the composition of the Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility. For its fixed income portion, the Series under normal market conditions:

-    will invest in various types of investment grade fixed income securities;

- may invest up to 25% of its total assets in investment grade fixed income securities of foreign issuers; and

-    will maintain an intermediate average duration (4 to 7 years).

         The Series invests only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

         The table below shows the Series' principal investments for its fixed income portion. These are the types of securities that will most likely help the Series achieve its investment objective with respect to its fixed income portion.

                                                         WT Balanced
                                                            Series
------------------------------------------------    -----------------------
Asset-Backed Securities                                       X
------------------------------------------------    -----------------------
Bank Obligations                                              X
------------------------------------------------    -----------------------
Corporate Bonds, Notes and Commercial Paper                   X
------------------------------------------------    -----------------------
Mortgage-Backed Securities                                    X
------------------------------------------------    -----------------------
Municipal Securities                                          X
------------------------------------------------    -----------------------
Obligations Issued By Supranational Agencies                  X
------------------------------------------------    -----------------------
U.S. Government Obligations                                   X
------------------------------------------------    -----------------------

         The Series may also hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

         The Series may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield paid by the Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid of and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                          MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

         The Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month.

PORTFOLIO MANAGERS

         E. MATTHEW BROWN, Vice President of RSMC is responsible for the management process of the equity portion of the Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.

         RAFAEL E. TAMARGO, Vice President and Director of Equity Research of RSMC, is responsible for the day-to-day management of the equity portion of the Series. Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996. Prior to 1996, Mr. Tamargo was employed by U.S. Trust as an Equities Analyst.

         ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

         CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

         DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

                                 WT MUTUAL FUND
                          WILMINGTON BALANCED PORTFOLIO


Asset
Management

                               INVESTMENT ADVISER

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                         Manages the Series' investment
                                   activities.

Shareholder
Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                          Handles shareholder services,
                           including recordkeeping and
                             statements, payment of
                         distribution and processing of
                             buy and sell requests.

Fund
Operations

                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                       Provides facilities, equipment and
                             personnel to carry out
                       administrative services related to
                        the Portfolio and calculates the
                       Portfolio's NAV and distributions.

Asset
Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                          Holds the Portfolio's assets,
                          settles all portfolio trades
                            and collects most of the
                           valuation data required for
                           calculating the Portfolio's
                                 NAV per share.

Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                      Distributes the Portfolio's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market values are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

            New Year's Day                 Good Friday         Labor Day
            Martin Luther King, Jr. Day    Memorial Day        Thanksgiving Day
            Presidents' Day                Independence Day    Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Balanced Portfolio, indicating the class, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                Regular Mail:                     Overnight Mail:
                Wilmington Balanced Portfolio     Wilmington Balanced Portfolio
                c/o PFPC Inc.                     c/o PFPC Inc.
                P.O. Box 8951                     760 Moore Road
                Wilmington, DE 19899              King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         FEES ON REDEMPTIONS: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between other Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of the Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                Regular Mail:                      Overnight Mail:
                Wilmington Balanced Portfolio      Wilmington Balanced Portfolio
                c/o PFPC Inc.                      c/o PFPC Inc.
                P.O. Box 8951                      760 Moore Road
                Wilmington, DE 19899               King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our Statement of Information.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in the Portfolio for Service Shares of the following funds ("Wilmington Portfolios"):

         Wilmington Premier Money Market Portfolio
         Wilmington Prime Money Market Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Large Cap Strategic Allocation Fund
         Wilmington Mid Cap Strategic Allocation Fund
         Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income of the Portfolio are declared daily as dividends and paid quarterly. Any net capital gain realized by the Portfolio will be distributed annually. The Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of net investment income, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio's distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

         It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appear in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

         The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.25% of the Portfolio's average daily net assets of the Service Class shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool its assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Institutional, Investor and Service Shares. Institutional Shares are offered to retirement plans and other institutional investors. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares may be purchased by anyone and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

FIXED INCOME SECURITIES:

Fixed-income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

DURATION:

Duration measures the sensitivity of fixed income securities held by the Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always the risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for the mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

   NAV  =  Assets - Liabilities
           --------------------
           Outstanding Shares

EXCHANGE OF SHARES:

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania, 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                          WILMINGTON BALANCED PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Wilmington Balanced Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

              -   is not a bank deposit

              - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

              -   is not federally insured

              - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

              -   is not guaranteed to achieve its goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

A look at the goals, strategies,        PORTFOLIO DESCRIPTION
risks and expenses of the                   Summary.......................................................   1
Portfolio.                                  Performance Information.......................................   3
                                            Fees and Expenses.............................................   3
                                            Example.......................................................   4
                                            Investment Objective..........................................   4
                                            Primary Investment Strategies.................................   4
                                            Additional Risk Information...................................   6

Details about the service               MANAGEMENT OF THE PORTFOLIO
providers.                                  Investment Adviser............................................   8
                                            Portfolio Managers............................................   9
                                            Service Providers.............................................  10

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Shares.............................................  11
closing an account in the                   Purchase of Shares............................................  12
Portfolio.                                  Redemption of Shares..........................................  13
                                            Exchange of Shares............................................  15
                                            Distributions.................................................  16
                                            Taxes.........................................................  16

Details on the Portfolio's              DISTRIBUTION AND SERVICE ARRANGEMENTS
master/feeder and
share classes                               Master/Feeder Structure.......................................  17
                                            Share Classes.................................................  17

                                        FOR MORE INFORMATION....................................back cover

For information about key terms and concepts, please refer to the "Glossary."

                          WILMINGTON BALANCED PORTFOLIO

                              INSTITUTIONAL SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective       -   The WILMINGTON BALANCED PORTFOLIO (the
                               "Portfolio") seeks long-term capital growth and current income.

Investment Focus           -   A portfolio of equity and fixed income
                               securities.

Share Price Volatility     -   Moderate to High.

Principal Investment       -   The Portfolio operates as a "feeder fund" which
Strategy                       means that the Portfolio does not buy individual
                               securities directly. Instead, it invests in the WT Balanced Series (the "Series") or "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in the master fund which is a separate series of WT Investment Trust I. The Portfolio and the Series have the same investment objective, policies and limitations.

                           - The Portfolio invests in the Series, which normally invests at least 65% of its assets in equity securities and the remainder in bonds and fixed income securities.

                           - For its equity portion, the Portfolio primarily invests in U.S. equity (or equity related) securities of medium and large cap corporations. The investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

                           - For its fixed income portion, the investment adviser purchases fixed income securities based on their yield or potential capital appreciation or both. The investment adviser may sell securities in anticipation of market declines or if the securities are downgraded.

Principal Risks            The Portfolio is subject to the risks summarized
                           below which are further described under "Additional
                           Risk Information."

                           - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           - It is possible to lose money by investing in the Portfolio. There is no guarantee that the stock market or the stocks that the Portfolio buys will always increase in value.

                           - The Portfolio's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                           - The fixed income securities in which the Portfolio invests through its corresponding Series are subject to credit risk, prepayment risk, liquidity risk and interest rate risk. Typically when interest rates rise, the market prices of fixed income securities decline.

                           - The performance of the Portfolio will depend on how successfully the investment adviser pursues its investment strategy.

                           - The Portfolio is also subject to other risks which are described under "Additional Risk Information."

Investor Profile           -   Investors who want current income and capital
                               appreciation through a mix of investments that provide above-average price stability.

PERFORMANCE INFORMATION

         The Portfolio has not yet commenced operations. Therefore, it does not have performance to include in this Prospectus.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio.

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     INSTITUTIONAL SHARES
    ----------------------------------------------------------                     --------------------
Maximum sales charge (load) imposed on purchases (as a percentage
  of offering price)                                                                       None
Maximum deferred sales charge                                                              None
Maximum sales charge imposed on reinvested dividends (and other
  distributions)                                                                           None
Redemption fee (a)                                                                         1.00%
Exchange fee (a)                                                                           1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):(1)

                                                     BALANCED PORTFOLIO
                                                     ------------------
Management fees                                             0.55%
Distribution (12b-1) fees                                   None
Other expenses(2)                                           0.85%
TOTAL ANNUAL OPERATING EXPENSES                             1.40%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.

(2) "Other expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

         This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

                  -   you reinvested all dividends and other distributions;

                  -   the average annual return was 5%;

                  - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

                  - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                 1 Year      3 Years
--------------------                 ------      -------
Balanced Portfolio                   $  143      $   443

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

         The Portfolio and the Series seek long-term capital growth and current income. The investment objective for the Portfolio and Series may not be changed without shareholder approval. There can be no guarantee that either the Portfolio or Series will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio invests its assets in the Series, which, under normal market conditions, invests approximately 65% of its total assets in the following equity (or equity related) securities and the remainder in bonds and other fixed income securities.

         For the equity portion of the Series, dividend income is an incidental consideration compared to growth in capital in the selection of securities. The investment adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle. For its equity potion, the Series invests in the following equity (or equity related) securities:

- securities of U.S. corporations that are judged by the investment adviser to have strong growth and valuation characteristics;

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

- receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation.

         For the fixed income portion of the Series, the composition of the Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility. For its fixed income portion, the Series under normal market conditions:

-    will invest in various types of investment grade fixed income securities;

- may invest up to 25% of its total assets in investment grade fixed income securities of foreign issuers; and

-    will maintain an intermediate average duration (4 to 7 years).

                  The Series invests only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

                  The table below shows the Series' principal investments for its fixed income portion. These are the types of securities that will most likely help the Series achieve its investment objective with respect to its fixed income portion.

                                                         WT Balanced
                                                            Series
--------------------------------------------------------------------
Asset-Backed Securities                                      [X]
--------------------------------------------------------------------
Bank Obligations                                             [X]
--------------------------------------------------------------------
Corporate Bonds, Notes and Commercial Paper                  [X]
--------------------------------------------------------------------
Mortgage-Backed Securities                                   [X]
--------------------------------------------------------------------
Municipal Securities                                         [X]
--------------------------------------------------------------------
Obligations Issued By Supranational Agencies                 [X]
--------------------------------------------------------------------
U.S. Government Obligations                                  [X]
--------------------------------------------------------------------

         The Series may also hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

         The Series may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield paid by the Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid of and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

         The Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month.

PORTFOLIO MANAGERS

         E. MATTHEW BROWN, Vice President of RSMC is responsible for the management process of the equity portion of the Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.

         RAFAEL E. TAMARGO, Vice President and Director of Equity Research of RSMC, is responsible for the day-to-day management of the equity portion of the Series. Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996. Prior to 1996, Mr. Tamargo was employed by U.S. Trust as an Equities Analyst.

         ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

         CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

         DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the fixed income portion of the Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

                                 WT MUTUAL FUND
                          WILMINGTON BALANCED PORTFOLIO

Asset
Management

                               INVESTMENT ADVISER

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                         Manages the Series' investment
                                   activities.

Shareholder
Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                          Handles shareholder services,
                           including recordkeeping and
                       statements, payment of distribution
                         and processing of buy and sell
                                    requests.

Fund
Operations

                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                       Provides facilities, equipment and
                      personnel to carry out administrative
                     services related to the Portfolio and
                       calculates the Portfolio's NAV and
                                 distributions.

Asset
Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                    Holds the Portfolio's assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                       calculating the Portfolio's NAV per
                                     share.

Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                       Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market values are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                         Good Friday               Labor Day
Martin Luther King, Jr. Day            Memorial Day              Thanksgiving Day
Presidents' Day                        Independence Day          Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Balanced Portfolio, indicating the class, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

        Regular Mail:                                 Overnight Mail:
        -------------                                 ---------------
Wilmington Balanced Portfolio                  Wilmington Balanced Portfolio
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 8951                                  760 Moore Road
Wilmington, DE 19899                           King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         FEES ON REDEMPTIONS: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between other Wilmington Portfolios. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of the Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

        Regular Mail:                                 Overnight Mail:
        -------------                                 ---------------
Wilmington Balanced Portfolio                  Wilmington Balanced Portfolio
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 8951                                  760 Moore Road
Wilmington, DE 19899                           King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our Statement of Information.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

         Wilmington Premier Money Market Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Broad Market Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Short-Term Income Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington Small Cap Growth Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Real Estate Portfolio
         Wilmington Large Cap Strategic Allocation Fund
         Wilmington Mid Cap Strategic Allocation Fund
         Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income of the Portfolio are declared daily as dividends and paid quarterly. Any net capital gain realized by the Portfolio will be distributed annually. The Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of net investment income, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio's distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

         It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appear in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool its assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Institutional, Investor and Service Shares. Institutional Shares are offered to retirement plans and other institutional investors. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares may be purchased by anyone and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

FIXED INCOME SECURITIES:

Fixed-income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

DURATION:

Duration measures the sensitivity of fixed income securities held by the Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always the risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for the mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

   NAV  =  Assets - Liabilities
           --------------------
          Outstanding Shares

EXCHANGE OF SHARES:

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Wilmington Small Cap Core Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that this Portfolio:

-    is not a bank deposit

- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

-    is not federally insured

- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

-    is not guaranteed to achieve its goals

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                  PORTFOLIO DESCRIPTION

A look at the goals, strategies,      Summary..........................
risks, expenses and financial         Performance Information..........
history of the Portfolio.             Fees and Expenses................
                                      Example..........................
                                      Investment Objectives............
                                      Primary Investment Strategies....
                                      Additional Risk Information......

Details about the service         MANAGEMENT OF THE PORTFOLIO
providers.                            Investment Advisers..............
                                      Portfolio Managers...............
                                      Service Providers................

Policies and instructions for     SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares................
closing an account in any of          Purchase of Shares...............
the Portfolio.                        Redemption of Shares.............
                                      Exchange of Shares...............
                                      Distributions....................
                                      Taxes............................

Details on the Portfolio's        DISTRIBUTION ARRANGEMENTS
distribution plans,                   Rule 12b-1 Fees..................
master/feeder arrangement             Master/Feeder Structure..........
and share classes                     Share Classes....................

                                  FOR MORE INFORMATION.................

For information about key terms and concepts, please refer to the "Glossary."

                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                 INVESTOR SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective

- The WILMINGTON SMALL CAP CORE PORTFOLIO seeks superior long-term growth of capital.

Investment Focus

-    Equity (or related) securities

Share Price Volatility

-    High

Principal Investment Strategy

- The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in a master fund which is a separate series of WT Investment Trust I. The Portfolio and its corresponding Series have the same investment objective, policies and limitations.

- The WILMINGTON SMALL CAP CORE PORTFOLIO invests in the Small Cap Core Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

Principal Risks

An investment in the Portfolio is subject to the risks summarized below which are further described under "Additional Risk Information."

- An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in the Portfolio. There is no guarantee that the stock market or the stocks that the Series buy will increase in value.

- The Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

- Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

- The performance of the Portfolio will depend on whether the investment adviser is successful in pursuing the investment strategy.

- The Portfolio is also subject to other risks which are described under "Additional Risk Information."

Investor profile

- Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                       WILMINGTON SMALL CAP CORE PORTFOLIO

As of the date of this Prospectus the Investor Shares has not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this Prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expense. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940, as amended ("1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"). If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

1998    -2.32%
1999    21.86%
2000     2.31%
2001    -1.37%
2002   -23.91%

                                PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 22.03%

            BEST QUARTER                               WORST QUARTER
               22.89%                                     -22.01%
          (March 31, 2000)                          (September 30, 2001)

INSTITUTIONAL SHARES                                                          Since                       Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                        1 Year       June 29, 1998      5 Years      April 1, 1997(1)
                                                             ------       -------------      -------      ----------------
Small Cap Core Portfolio Return Before Taxes                (23.91)%         (2.82)%         (1.78)            3.81%(2)
Return After Taxes on Distributions(3)                      (23.91)%         (3.43)%           N/A              N/A
Return After Taxes on Distributions and Sale of
Shares(3)                                                   (14.68)%         (2.15)%           N/A              N/A
Russell 2000 Index (reflects no deductions for fees,
expenses or taxes)(4)                                       (20.48)%         (2.56)%         (1.36)%           3.30%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                            Investor Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)             None
Maximum deferred sales charge                                                                    None
Maximum sales charge imposed on reinvested dividends (and other distributions)                   None
Redemption fee(1)                                                                                1.00%
Exchange fee(1)                                                                                  1.00%

(1) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                              Small Cap
                                           Core Portfolio
                                           --------------
Management fees                                 0.60%
Distribution (12b-1) fees                       0.25%
Other expenses(2)                               0.41%
TOTAL ANNUAL OPERATING EXPENSES                 1.26%

(1) The table above and the example below each reflect the aggregate annual operating expenses of the Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -    you reinvested all dividends and other distributions;

         -    the average annual return was 5%;

         - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

         -    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                              1 Year         3 Years
---------------                                              ------         -------
Small Cap Core Portfolio............................          $128            $400

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

The WILMINGTON SMALL CAP CORE PORTFOLIO seeks superior long-term growth of capital. The investment objectives for the Portfolio may not be changed without shareholder approval. There is no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The WILMINGTON SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

-    options on indices of the common stock of U.S. corporations described above

- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of U.S. corporations described above, and options upon such futures contracts

         The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index. To achieve the Series' objective of long-term growth of capital, the Series' investment adviser employs a combined growth and value investment approach. The Series' investment adviser, RSMC, uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the investment adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects was too optimistic.

         In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest stocks in the U.S. as measured by market capitalization.

         As a temporary defensive investment policy, the Small Cap Core Series may invest, without limit, in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

         Proposed changes to the Portfolio: Rodney Square Management Corporation RSMC recommended to the Board of Trustees of the Fund and they approved, contingent upon shareholder approval, a proposal to change the Portfolio's investment procedures. Under the proposal, the Wilmington Small Cap Core Portfolio (the "Portfolio") would no longer invest in the Small Cap Core Series of WT Investment Trust I, but will invest in two or more affiliated mutual funds which invest primarily in small-capitalization equity securities (the "Proposed Structure"). Under the Proposed Structure, RSMC would allocate the Portfolio's assets between the Small Cap Growth Series and the Small Cap Value Series of WT Investment Trust I (the "Underlying Series"). In order to authorize the Proposed Structure, shareholders will be asked to approve: (i) a change to the Portfolio's investment objective to "seek long-term capital appreciation"; (ii) the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental"; (iii) changes in the Portfolio's investment policies and strategies to implement the Proposed Structure; and (iv) an investment advisory agreement between the Fund, on behalf of the Portfolio, and RSMC to allow RSMC to allocate the Portfolio's assets pursuant to the Proposed Structure (the "Proposals"). The Proposals, if approved, are expected to increase the expenses indirectly paid by the Portfolio as a shareholder of the Underlying Series. The increased expenses will result from the higher investment advisory fees paid by each of the Underlying Series, as well as their higher operating expenses. Following shareholder approval and prior to implementation, the Prospectus for the Portfolio will be updated to reflect these changes in more detail.

         The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100% for the Series.

         The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our SAI:

- DERIVATIVES RISK: Some of the securities in which a Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Portfolio has used in valuing its securities.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large- scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

- VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-today management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the investment adviser for the Large Cap Core Series and the Small Cap Core Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion assets under management.

For the twelve months ended June 30, 2003, RSMC received the advisory fees of 0.60% for Small Cap Core Series as a percentage of the Series' average daily net assets.

PORTFOLIO MANAGERS

         The day-to-day management of the Small Cap Core Series is the responsibility of RSMC's Core Team. The Core Team meets daily to make investment decisions for each of these Series.

SERVICE PROVIDERS

         The chart below provides information on the primary service providers.

                                 WT MUTUAL FUND

                       WILMINGTON SMALL CAP CORE PORTFOLIO

Asset
Management

INVESTMENT ADVISERS

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                   Manages the Series' investment activities.

Shareholder
Services

TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                          Handles shareholder services,
                           including recordkeeping and
                             statements, payment of
                         distributions and processing of
                             buy and sell requests.

Fund
Operations

ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                       Provides facilities, equipment and
                      personnel to carry out administrative
                      services related to the Portfolio and
                       calculates the Portfolio's NAV and
                                 distributions.

Asset
Safe Keeping

CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                          Holds the Portfolio's assets,
                        settles all portfolio trades and
                         collects most of the valuation
                          data required for calculating
                         the Portfolio's NAV per share.

Distribution

DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                       Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

     New Year's Day                 Good Friday          Labor Day
     Martin Luther King, Jr. Day    Memorial Day         Thanksgiving Day
     Presidents' Day                Independence Day     Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                               Overnight mail:
Wilmington Equity Portfolios                Wilmington Equity Portfolios
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI 02940                        King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                               Overnight mail:
Wilmington Equity Portfolios                Wilmington Equity Portfolios
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9828                               760 Moore Road
Providence, RI02940                         King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares. If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in the Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

Wilmington Premier Money Market Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Broad Market Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Short-Term Income Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Small Cap Core Portfolio
Wilmington International Multi-Manager Portfolio
Wilmington Large Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Small Cap Value Portfolio
Wilmington Large Cap Strategic Allocation Fund
Wilmington Mid Cap Strategic Allocation Fund
Wilmington Small Cap Strategic Allocation Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the other Wilmington Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income, if any, of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

         It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. ("Distributor") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

The Investor Shares of the Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that the Portfolio can charge is 0.25% of the average daily net assets of the Portfolio's Investor Shares.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. The Portfolio is a separate mutual fund.

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities

             Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolio may be obtained free of charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                      WILMINGTON SMALL CAP CORE PORTFOLIO

                               OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about the Wilmington Small Cap Core Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goals

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,
strategies,
risks, expenses and
financial
history of the Portfolio.        Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................7

                                 Example.......................................7

                                 Investment Objectives.........................8

                                 Primary Investment Strategies.................8

                                 Additional Risk Information...................9

                                 Financial Highlights.........................11

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Advisers..........................12

                                 Portfolio Managers...........................12

                                 Service Providers............................13

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolio.              SHAREHOLDER INFORMATION

                                 Pricing of Shares............................14

                                 Purchase of Shares...........................14

                                 Redemption of Shares.........................15

                                 Exchange of Shares...........................17

                                 Distributions................................18

                                 Taxes........................................18

Details on the Portfolio's
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................20

                                 Share Classes................................20

                            FOR MORE INFORMATION..............................22

For information about key terms and concepts, please refer to the "Glossary."

                      WILMINGTON SMALL CAP CORE PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

-----------------------------------------------------------------------------------------------------
SUMMARY
-----------------------------------------------------------------------------------------------------
Investment Objective                 --  The WILMINGTON SMALL CAP CORE PORTFOLIO seeks superior long-term growth of capital.
-----------------------------------------------------------------------------------------------------
Investment Focus                     --  Equity (or related) securities
-----------------------------------------------------------------------------------------------------
Share Price Volatility               --  High
-----------------------------------------------------------------------------------------------------
Principal Investment Strategy        --  The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly.
                                         Instead, it invests in a "master fund," which in turn
                                         purchases investment securities. The Portfolio invests all of its assets in a master fund which is a separate series of
                                         WT Investment Trust I. The Portfolio and its corresponding
                                         Series have the same investment objective, policies and
                                         limitations.

                                     --  The WILMINGTON SMALL CAP CORE PORTFOLIO invests in the Small
                                         Cap Core Series, which invests at least 80% of its total
                                         assets in a diversified portfolio of U.S. equity (or
                                         related) securities with a market cap which at the time of purchase is less than that of the largest stock in the
                                         Russell 2000 Index. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.
-----------------------------------------------------------------------------------------------------
Principal Risks                     An investment in the Portfolio is subject to the risks summarized below which are further described under "Additional Risk
                                    Information."

                                     --  An investment in the Portfolio is not a deposit of
                                         Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                         Corporation or any other government agency.

                                     --  It is possible to lose money by investing in the Portfolio.
                                         There is no guarantee that the stock market or the stocks
                                         that the Series buy will increase in value.

                                          --  The Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                          --  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                                          --  The performance of the Portfolio will depend on whether the investment adviser is successful in pursuing the investment strategy.

                                          --  The Portfolio is also subject to other risks which are described under
                                              "Additional Risk Information."
-------------------------------------------------------------------------------------------------------------------------
Investor Profile                          --  Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                      WILMINGTON SMALL CAP CORE PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940, as amended ("1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"). If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


      ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
[PERCENTAGES]
[BAR CHART]

1998                                                                             -2.32
1999                                                                             21.86
2000                                                                              2.31
2001                                                                             -1.37
2002                                                                            -23.91

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 22.03%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              22.89%                            -22.01%
         (March 31, 2000)                 (September 30, 2001)

                                                          Since
INSTITUTIONAL SHARES                         --------------------------------   Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02        1 Year   June 29, 1998   5 Years   April 1, 1997(1)
-------------------------------------        ------   -------------   -------   ----------------
Small Cap Core Portfolio Return Before
  Taxes                                      (23.91)%     (2.82)%      (1.78)(2)      3.81%(2)
Return After Taxes on Distributions(3)       (23.91)%     (3.43)%        N/A           N/A
Return After Taxes on Distributions and
  Sale of Shares(3)                          (14.68)%     (2.15)%        N/A           N/A
Russell 2000 Index (reflects no deductions
  for fees, expenses or taxes)(4)            (20.48)%     (2.56)%      (1.36)%       3.30%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
(2) This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and reflects the reinvestment of dividends.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      Institutional Shares
----------------------------------------------------------      --------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                   None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(1)                                                      1.00%
Exchange fee(1)                                                        1.00%

1 Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES                                   Small Cap
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):         Core Portfolio
------------------------------------------------------         --------------
Management fees                                                     0.60%
Distribution (12b-1) fees                                           None
Other expenses                                                      0.41%
TOTAL ANNUAL OPERATING EXPENSES                                     1.01%

(1) The table above and the example below each reflect the aggregate annual operating expenses of the Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                          1 Year    3 Years    5 Years    10 Years
--------------------                          ------    -------    -------    --------
Small Cap Core Portfolio....................   $103      $322       $558       $1,236

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The WILMINGTON SMALL CAP CORE PORTFOLIO seeks superior long-term growth of capital. The investment objective for the Portfolio may not be changed without shareholder approval. There is no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

         -- options on indices of the common stock of U.S. corporations described above

         -- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of U.S. corporations described above, and options upon such futures contracts

     The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index. To achieve the Series' objective of long-term growth of capital, the Series' investment adviser employs a combined growth and value investment approach. The Series' investment adviser, RSMC, uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the investment adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects was too optimistic.

     In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest stocks in the United States as measured by market capitalization.

     As a temporary defensive investment policy, the Small Cap Core Series may invest, without limit, in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

     Proposed changes to the Portfolio: RSMC recommended to the Board of Trustees of the Fund and the Board approved, contingent upon shareholder approval, a proposal to change the Portfolio's investment procedures. Under the proposal, the Wilmington Small Cap Core Portfolio (the "Portfolio") would no longer invest in the Small Cap Core Series of WT Investment Trust I, but will invest in two or more affiliated mutual funds which invest primarily in small-capitalization equity securities (the "Proposed Structure"). Under the Proposed Structure, RSMC would allocate the Portfolio's assets between the Small Cap Growth Series and the Small Cap Value Series of WT Investment Trust I (the "Underlying Series"). In order to authorize the Proposed Structure, shareholders will be asked to approve: (i) a change to the Portfolio's investment objective to "seek long-term capital appreciation"; (ii) the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental"; (iii) changes in the Portfolio's investment policies and strategies to implement the Proposed Structure; and (iv) an investment advisory agreement between the Fund, on behalf of the Portfolio, RSMC to allow RSMC to allocate the Portfolio's assets pursuant to the Proposed Structure (the "Proposals"). The Proposals, if approved, are expected to increase the expenses indirectly paid by the Portfolio as a shareholder of the Underlying Series. The increased expenses will result from the higher investment advisory fees paid by each of the Underlying Series, as well as their higher operating expenses. Following shareholder approval and prior to implementation, the Prospectus for the Portfolio will be updated to reflect these changes in more detail.

     The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100% for the Series.

     The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our
SAI:

         -- DERIVATIVES RISK: Some of the securities in which a Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

         -- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the Portfolio has used in valuing its securities.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         -- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

         -- VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past 5 years or since its inception, if shorter. Certain information reflects financial results for a single Institutional Share of the Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Portfolio assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.

                                                                                     For the Period       For the Period
                                          For the Fiscal Years Ended June 30,       January 1, 1999      June 29, 1998(1)
                                      -------------------------------------------       through              through
SMALL CAP CORE PORTFOLIO-              2003        2002        2001      2000(+)    June 30, 1999(+)   December 31, 1998(+)
INSTITUTIONAL SHARES                  -------    --------    --------    --------   ----------------   --------------------
NET ASSET VALUE-BEGINNING OF
  PERIOD............................  $  9.15    $  10.63    $  12.97    $   9.51       $  9.36              $ 10.00
                                      -------    --------    --------    --------       -------              -------
INVESTMENT OPERATIONS:
  Net investment income (loss)......    (0.02)(4)       --(3,4)     0.16       --(3)        0.02                0.02
  Net realized and unrealized gain
    (loss) on investments...........    (0.54)      (1.47)      (1.14)       3.50          0.13                (0.62)
                                      -------    --------    --------    --------       -------              -------
    Total from investment
      operations....................    (0.56)      (1.47)      (0.98)       3.50          0.15                (0.60)
                                      -------    --------    --------    --------       -------              -------
DISTRIBUTIONS:
  From net investment income........       --       (0.01)       0.01       (0.02)           --                (0.02)
  From net realized gain............       --          --       (1.21)      (0.02)           --                   --
  In excess of net realized gain....       --          --       (0.14)         --            --                (0.02)
                                      -------    --------    --------    --------       -------              -------
    Total distributions.............       --       (0.01)      (1.36)      (0.04)           --                (0.04)
                                      -------    --------    --------    --------       -------              -------
NET ASSET VALUE-END OF PERIOD.......  $  8.59    $   9.15    $  10.63    $  12.97       $  9.51              $  9.36
                                      =======    ========    ========    ========       =======              =======
TOTAL RETURN........................    (6.12)%    (13.84)%     (6.88)%    36.93%         1.60%**              (6.03)%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations...    1.00%       0.89%       0.83%       0.80%         0.80%*               0.80%*
    Excluding expense limitations...    1.01%       0.89%       0.90%       0.91%         0.90%*               0.95%*
  Net investment income (loss)......    (0.21)%     (0.03)%     0.15%       0.02%         0.39%*               0.45%*
Portfolio turnover rate.............      62%         44%         53%         47%            7%**                10%**
Net assets at end of period (000
  omitted)..........................  $73,700    $106,915    $136,236    $103,456       $76,316              $82,156

  *  Annualized.
 **  Not annualized.
  1  Commencement of operations.
  2 Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I-Small Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
  3  Less than $0.01 per share.
  4 The net investment loss per share was calculated using the average shares outstanding method.
  +  Effective November 1, 1999, the Rodney Square Small Cap
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-today management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the investment adviser for the Small Cap Core Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion assets under management.

     For the twelve months ended June 30, 2003, RSMC received the advisory fees (after fee waivers) of 0.60% for Small Cap Core Series as a percentage of the Series' average daily net assets.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     The day-to-day management of the Small Cap Core Series is the responsibility of RSMC's Core Team. The Core Team meets daily to make investment decisions for each of these Series.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                                  [FLOW CHART]
Asset
Management

INVESTMENT ADVISER

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890
Manages the Series' investment activities.

Fund
Operations

ADMINISTRATOR

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND
ACCOUNTING AGENT

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio's NAV and distributions.

SHAREHOLDER
SERVICES

TRANSFER AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

ASSET
SAFE KEEPING

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's NAV per share.

WT MUTUAL FUND

WILMINGTON SMALL CAP CORE
PORTFOLIO

DISTRIBUTION

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes the Portfolio's shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Equity Portfolios                  Wilmington Equity Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Equity Portfolios                  Wilmington Equity Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares. If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

Wilmington Premier Money Market Portfolio

Wilmington Short/Intermediate Bond Portfolio

Wilmington Broad Market Bond Portfolio

Wilmington Municipal Bond Portfolio

Wilmington Short-Term Income Portfolio

Wilmington Large Cap Growth Portfolio

Wilmington Large Cap Core Portfolio

Wilmington International Multi-Manager Portfolio

Wilmington Large Cap Value Portfolio

Wilmington Mid Cap Value Portfolio

Wilmington Small Cap Value Portfolio

Wilmington Large Cap Strategic Allocation Fund

Wilmington Mid Cap Strategic Allocation Fund

Wilmington Small Cap Strategic Allocation Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income, if any, of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Portfolio's distribution of net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolio issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:
A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. The Portfolio is a separate mutual fund.

"CAP" OR MARKET CAPITALIZATION:
Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

TOTAL RETURN:
Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:
An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

SMALL CAP FUNDS:
Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

INVESTMENT ADVISER:
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":
NAV = Assets - Liabilities
       ----------------------------
       Outstanding Shares

NET INVESTMENT INCOME:
Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, Pennsylvania 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                        WILMINGTON REAL ESTATE PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Funds:

                  -        are not bank deposits

                  - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

                  -        are not federally insured

                  - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

                  -        are not guaranteed to achieve their goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND DESCRIPTIONS -- A LOOK AT THE GOALS, STRATEGIES, RISKS, FEES AND EXPENSES OF THE FUNDS                            1
          Wilmington Large Cap Strategic Allocation Fund...........................................................    1
          Wilmington Mid Cap Strategic Allocation Fund.............................................................    5
          Wilmington Small Cap Strategic Allocation Fund............................................................   9
          Wilmington International Multi-Manager Portfolio..........................................................  13
          Wilmington Real Estate Portfolio..........................................................................  19
ADDITIONAL INVESTMENT INFORMATION                                                                                     22
          Wilmington Large Cap Strategic Allocation Fund...........................................................   22
                  Investment Objective.............................................................................   22
                  Primary Investment Strategies....................................................................   22
                  The Underlying Series............................................................................   22
                  Additional Risk Information......................................................................   27
                  Management of the Fund...........................................................................   29
          Wilmington Mid Cap Strategic Allocation Fund.............................................................   31
                  Investment Objective.............................................................................   31
                  Primary Investment Strategies....................................................................   31
                  The Underlying Series............................................................................   31
                  Additional Risk Information......................................................................   36
                  Management of the Fund...........................................................................   38
          Wilmington Small Cap Strategic Allocation Fund...........................................................   41
                  Investment Objective.............................................................................   41
                  Primary Investment Strategies....................................................................   41
                  The Underlying Series............................................................................   41
                  Additional Risk Information......................................................................   45
                  Management of the Fund...........................................................................   46
          Wilmington International Multi-Manager Portfolio.........................................................   49
                  Investment Objective.............................................................................   49
                  Primary Investment Strategies....................................................................   49
                  The Underlying Series............................................................................
                  Additional Risk Information......................................................................   51
                  Financial Highlights.............................................................................
                  Management of the Fund...........................................................................   52
          Wilmington Real Estate Portfolio.........................................................................   54
                  Investment Objective.............................................................................   54
                  Primary Investment Strategies....................................................................   54
                  The Underlying Series............................................................................
                  Additional Risk Information......................................................................   57
                  Management of the Fund...........................................................................   59
SERVICE PROVIDERS..................................................................................................   61
SHAREHOLDER INFORMATION                                                                                               62
                  Pricing of Shares................................................................................   62
                  Purchase of Shares...............................................................................   62
                  Redemption of Shares.............................................................................   63
                  Exchange of Shares...............................................................................   65
                  Distributions....................................................................................   66
                  Taxes............................................................................................   66
DISTRIBUTION ARRANGEMENTS                                                                                             67
                  Rule 12b-1 Fees..................................................................................   67
                  Master/Feeder Structure..........................................................................   67
                  Share Classes....................................................................................   67
GLOSSARY...........................................................................................................   68
FOR MORE INFORMATION...............................................................................................   69
For information about key terms and concepts, please refer to the "Glossary."

                                FUND DESCRIPTIONS

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

SUMMARY

Investment Objective

- The investment objective of the WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation.

Investment Focus

-        Equity (or related) securities.

Share Price Volatility

-        High.

Principal Investment Strategy

- The Fund does not buy individual securities directly. Instead, the Fund pursues its investment objective by investing in other mutual funds - currently the Large Cap Quantitative Series and the Large Cap Multi-Manager Series of WT Investment Trust I (the "Underlying Series"). The Fund invests its assets in the Underlying Series in accordance with weightings determined by the investment adviser. Each of the Underlying Series invests directly in large capitalization equity securities in accordance with its investment policies and strategies.

- The WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in shares of the Underlying Series, which invest primarily in large capitalization equity securities. These Underlying Series are intended to give the Fund broad exposure to large cap companies in the U.S. equity markets. Currently, the Fund invests in the shares of the Large Cap Quantitative Series and the Large Cap Multi-Manager Series of WT Investment Trust I; however, at any time, the Fund's investment adviser, Rodney Square Management Corporation ("RSMC"), may add or substitute Underlying Series in which the Fund may invest.

- In deciding how to allocate the Fund's assets between the Underlying Series, the investment adviser considers its outlook for the U.S. economy and financial markets, and the relative market valuations and volatility of the Underlying Series. The Fund normally invests within a range of 0% to 60% of its assets in the Large Cap Quantitative Series and within a range of 40% to 100% of its assets in the Large Cap Multi-Manager Series. The investment adviser reserves the right to adjust the percentages invested in the Underlying Series and to substitute, add or subtract to the Underlying Series.

Principal Risks

- ALLOCATION RISK. In managing the Fund, the investment adviser allocates assets among the Underlying Series. The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among these Underlying Series. A principal risk of investing in the Fund is that the investment adviser's allocation techniques and decisions and/or selection of Underlying Series will not produce the desired results, and therefore the Fund may not achieve its investment objective.

- UNDERLYING SERIES RISKS. The value of your investment in the Fund is directly related to the investment performance of the Underlying Series in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Series and their investments. Because the Fund's allocation among two or more

Underlying Series will vary, your investment may be subject to any and all of these risks at different times and to different degrees. Among the principal risks of the Underlying Series, which could adversely affect the net asset value and total return of the Fund, are:

- An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities that the Series holds will increase in value.

- The Fund's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

- Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

- A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

- Because the Large Cap Multi-Manager Series employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in the Series holding large positions in certain types of securities, industries or sectors, which may have a negative effect on performance.

- Each Series may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Series to experience higher losses than a fund that does not use derivatives.

- The performance of the Series and Fund will depend on whether or not the investment adviser or sub-adviser are successful in pursuing the investment strategy.

- Please see "Additional Risk Information" for a description of these and other risks associated with the Underlying Series and an investment in the Fund.

Investor Profile

- For investors seeking long-term growth of capital consistent with the volatility of the equity markets.


PERFORMANCE INFORMATION

         As of the date of this prospectus, the Investor Shares of the Fund have not yet commenced operations. Therefore, it does not have any performance to include in this prospectus.

FEES AND EXPENSES

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                      Investor Shares
                                                                                      ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering
  price)                                                                                   None
Maximum deferred sales charge                                                              None
Maximum sales charge imposed on reinvested dividends (and other distributions)             None
Redemption fee(a)                                                                          1.00%
Exchange fee(a)                                                                            1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                                         None
Distribution (12b-1) fees                                                                 0.75%
Other expenses(2)                                                                         0.86%
Underlying Series' expenses(3)                                                            1.00%
TOTAL ANNUAL OPERATING EXPENSES                                                           2.61%
Waivers/Reimbursements(4)                                                                (0.86)%
Net expenses(4)                                                                           1.75%

1 The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Armstrong Associates, Inc. and Montag & Caldwell, Inc., each a sub-adviser to an Underlying Series, receive sub-advisory fees, before any waivers, of up to 0.25%, 0.50% and 0.65%, respectively.

2 "Other expenses" are based on estimated expenses for the current fiscal year.

3 "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund - Underlying Series Expenses." Total annual operating expenses and the example set forth below are based on estimated Underlying Series' expenses, which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.00%. Underlying Series' expenses flowing through to the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.

4 For Investor Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.75%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

                  -        you reinvested all dividends and other distributions;

                  -        the average annual return was 5%;

                  - the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1,
                           2006) were charged and remained the same over the time periods; and

                  - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                                  1 Year    3 Years
---------------                                                  ------    -------
Wilmington Large Cap Strategic Allocation Fund                   $ 178     $ 582

         The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

SUMMARY

Investment Objective

- The investment objective of the WILMINGTON MID CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation.

Investment Focus

 -       Equity (or related) securities.
Share Price Volatility

 -       Moderate to high.

Principal Investment Strategy

- The Fund does not buy individual securities directly. Instead, the Fund pursues its investment objective by investing in other mutual funds - currently the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series of WT Investment Trust I (the "Underlying Series"). The Fund invests its assets in the Underlying Series in accordance with weightings determined by the investment adviser. Each of the Underlying Series invests directly in medium-sized or mid capitalization equity securities in accordance with its investment policies and strategies.

- The WILMINGTON MID CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in shares of the Underlying Series, which invest primarily in medium-sized or mid capitalization equity securities. These Underlying Series are intended to give the Fund broad exposure to medium-sized or mid cap companies in the U.S. equity markets. Currently, the Fund invests in the shares of the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series of WT Investment Trust I; however, at any time, the Fund's investment adviser, Rodney Square Management Corporation ("RSMC"), may add or substitute Underlying Series in which the Fund may invest.

- In deciding how to allocate the Fund's assets between the Underlying Series, the investment adviser considers its outlook for the U.S. economy and financial markets, and the relative market valuations and volatility of the Underlying Series. The Fund normally invests within a range of 0% to 60% of its assets in the Mid Cap Quantitative Series and within a range of 40% to 100% of its assets in the Mid Cap Multi-Manager Series. The investment adviser reserves the right to adjust the percentages invested in the Underlying Series and to substitute, add or subtract to the Underlying Series.

Principal Risks

- ALLOCATION RISK. In managing the Fund, the investment adviser allocates assets among the Underlying Series. The Fund's investment performance depends in part upon how its assets are allocated and reallocated among these Underlying Series. A principal risk of investing in the Fund is that the investment adviser's allocation techniques and decisions and/or selection of Underlying Series will not produce the desired results, and therefore the Fund may not achieve its investment objective.

- UNDERLYING SERIES RISKS. The value of your investment in the Fund is directly related to the investment performance of the Underlying Series in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Series and their investments. Because the Fund's allocation among two or more Underlying Series will vary, your investment may be subject to any and all of these risks at different times and to different degrees. Among the principal risks of the Underlying Series, which could adversely affect the net asset value and total return of the Fund, are:

- An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities that the Series holds will increase in value.

- The Fund's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

- Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

- A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

- Because the Mid Cap Multi-Manager Series employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in the Series holding large positions in certain types of securities, industries or sectors, which may have a negative effect on performance.

- Each Series may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Series to experience higher losses than a fund that does not use derivatives.

- Mid capitalization companies may be more vulnerable than large companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

- The performance of the Series and Fund will depend on whether or not the investment adviser or sub-adviser are successful in pursuing the investment strategy.

- Please see "Additional Risk Information" for a description of these and other risks associated with the Underlying Series and an investment in the Fund.

Investor Profile

- For investors seeking long-term growth of capital consistent with the volatility of the equity markets.

PERFORMANCE INFORMATION

         As of the date of this prospectus, the Investor Shares of the Fund have not yet commenced operations. Therefore, it does not have any performance to include in this prospectus.

FEES AND EXPENSES

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                      Investor Shares
                                                                                      ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)       None
Maximum deferred sales charge                                                              None
Maximum sales charge imposed on reinvested dividends (and other distributions)             None
Redemption fee(a)                                                                         1.00%
Exchange fee(a)                                                                           1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                                         None
Distribution (12b-1) fees                                                                 0.75%
Other expenses(2)                                                                         0.86%
Underlying Series' expenses(3)                                                            1.15%
TOTAL ANNUAL OPERATING EXPENSES(4)                                                        2.76%
Waivers/Reimbursements                                                                   (0.86)%
Net expenses                                                                              1.90%

1 The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Bennett Lawrence Management, LLC, Eubel Brady and Suttman Asset Management, Inc. and Equity Investment Corporation, each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.55%, 0.50% and 0.50%, respectively.

2 "Other expenses" are based on estimated expenses for the current fiscal year.

3 "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund - Underlying Series Expenses." Total annual operating expenses and the example set forth below are based on estimated Underlying Series' expenses which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.15%. Underlying Series' expenses flowing through to the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.

4 For Investor Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.90%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

                  -        you reinvested all dividends and other distributions;

                  -        the average annual return was 5%;

                  - the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1,
                           2006) were charged and remained the same over the time periods; and

                  - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                                1 Year    3 Years
---------------                                                ------    -------
Wilmington Mid Cap Strategic Allocation Fund                   $ 193     $ 628

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

SUMMARY

Investment Objective

- The investment objective of the WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation.

Investment Focus

-        Equity (or related) securities.

Share Price Volatility

 -        Moderate to high.


Principal Investment Strategy

- The Fund does not buy individual securities directly. Instead, the Fund pursues its investment objective by investing in other mutual funds - currently the Small Cap Quantitative Series and the Small Cap Multi-Manager Series of WT Investment Trust I (the "Underlying Series"). The Fund invests its assets in the Underlying Series in accordance with weightings determined by the investment adviser. Each of the Underlying Series invests directly in small capitalization equity securities in accordance with its investment policies and strategies.

- The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in shares of the Underlying Series, which invest primarily in small capitalization equity securities. These Underlying Series are intended to give the Fund broad exposure to small cap companies in the U.S. equity markets. Currently, the Fund invests in the shares of the Small Cap Quantitative Series and the Small Cap Multi-Manager Series of WT Investment Trust I; however, at any time, the Fund's investment adviser, Rodney Square Management Corporation ("RSMC"), may add or substitute Underlying Series in which the Fund may invest.

- In deciding how to allocate the Fund's assets between the Underlying Series, the investment adviser considers its outlook for the U.S. economy and financial markets, and the relative market valuations and volatility of the Underlying Series. The Fund normally invests within a range of 0% to 60% of its assets in the Small Cap Quantitative Series and within a range of 40% to 100% of its assets in the Small Cap Multi-Manager Series. The investment adviser reserves the right to adjust the percentages invested in the Underlying Series and to substitute add or subtract to the Underlying Series.

Principal Risks

- ALLOCATION RISK. In managing the Fund, the investment adviser allocates assets among the Underlying Series. The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among these Underlying Series. A principal risk of investing in the Fund is that the investment adviser's allocation techniques and decisions and/or selection of Underlying Series will not produce the desired results, and therefore the Fund may not achieve its investment objective.

- UNDERLYING SERIES RISKS. The value of your investment in the Fund is directly related to the investment performance of the Underlying Series in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Series and their investments. Because the Fund's allocation among two or more

Underlying Series will vary, your investment may be subject to any and all of these risks at different times and to different degrees. Among the principal risks of the Underlying Series, which could adversely affect the net asset value and total return of the Fund, are:

- An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities that the Series holds will increase in value.

- The Fund's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

- Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

- A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

- Because the Small Cap Multi-Manager Series employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in the Series holding large positions in certain types of securities, industries or sectors, which may have a negative effect on performance.

- Each Series may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Series to experience higher losses than a fund that does not use derivatives.

- Small capitalization companies may be more vulnerable than large companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

- The performance of the Series and Fund will depend on whether or not the investment adviser and sub-adviser are successful in pursuing the investment strategy.

- Please see "Additional Risk Information" for a description of these and other risks associated with the Underlying Series and an investment in the Fund.

Investor Profile

- For investors seeking long-term growth of capital consistent with the volatility of the equity markets.

PERFORMANCE INFORMATION

         The Investor Shares of the Fund were first offered on July 1, 2003 and therefore, do not have a full calendar year of performance.

FEES AND EXPENSES

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                      Investor Shares
                                                                                      ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)       None
Maximum deferred sales charge                                                              None
Maximum sales charge imposed on reinvested dividends (and other distributions)             None
Redemption fee(a)                                                                          1.00%
Exchange fee(a)                                                                            1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                                         None
Distribution (12b-1) fees                                                                 0.75%
Other expenses(2)                                                                         0.86%
Underlying Series' expenses(3)                                                            1.25%
TOTAL ANNUAL OPERATING EXPENSES                                                           2.86%
Waivers/Reimbursements(4)                                                                (0.86)%
NET EXPENSES(4)                                                                           2.00%

1 The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Batterymarch Financial Management, Inc. and Systematic Financial Management, L.P., each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.70% and 0.80%, respectively.

2 "Other expenses" are based on estimated expenses for the current fiscal year.

3 "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund - Underlying Series Expenses." Total annual operating expenses including waivers and reimbursements and the example set forth below are based on estimated Underlying Series' expenses which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.25%. Underlying Series' expenses flowing through to the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.

4 For Investor Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series expenses exceed 2.00%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

                  -        you reinvested all dividends and other distributions;

                  -        the average annual return was 5%;

                  - the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1,
                           2006) were charged and remained the same over the time periods; and

                  - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                                  1 Year    3 Years
---------------                                                  ------    -------
Wilmington Small Cap Strategic Allocation Fund                   $ 203     $ 658

         The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

SUMMARY

Investment Objective

- The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (the "Fund") seeks superior long-term capital appreciation.

Investment Focus

-        Equity (or related) securities

Share Price Volatility

-        High

Principal Investment Strategy

- The Fund operates as a "feeder fund" which means that the Fund does not buy individual securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The Fund invests all of its assets in a master fund which is a separate series of WT Investment Trust I. The Fund and its corresponding Series have the same investment objective, policies and limitations.

- The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO invests all of its assets in the International Multi-Manager Series (the "Series"), which invests at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers. The Series' investment adviser allocates the Series' assets to sub-advisers, or invests in exchange-traded funds. The sub-advisers may select stocks to be purchased or sold by the Series based upon fundamental research, country and trend analysis and whether the stocks are undervalued or have above average growth potential.

- The Series employs a multi-manager approach. Rodney Square Management Corporation serves as the Series investment adviser and has delegated the responsibility of the day-to-day management of the Series to Goldman Sachs Asset Management L.P. and Julius Baer Investment Management Inc.

Principal Risks

The Fund is subject to the risks summarized below which are further described under "Additional Risk Information."

- An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks that the Series buys will increase in value.

- The Fund's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

- Investments in foreign (i.e. non-U.S.) markets are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchanges rates.

- The Series may use derivatives to pursue its investment objective. The use of derivatives may expose the Series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Series to experience higher losses than a fund that does not use derivatives.

- The performance of the Series and the Fund will depend on whether or not the investment adviser or sub-advisers are successful in pursuing an investment strategy.

- Because the Series employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in the Series indirectly holding large positions in certain types of securities, industries or sectors, which may have a negative affect on performance.

- Please see "Additional Risk Information" for a description of these and other risks associated with the Series and an investment in the Fund.

Investor Profile

Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

         The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual returns for one, five and ten years, before and after taxes, compare with those of the MSCI EAFE Index, a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are not offered in this prospectus. However, the Institutional Shares would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses such as a Rule 12b-1 distribution fee of 0.25%. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[BAR CHART]

PERFORMANCE YEARS           RETURNS
      1993                   42.64%
      1994                   -1.36%
      1995                    7.30%
      1996                    8.60%
      1997                    3.43%
      1998                   13.48%
      1999                   41.72%
      2000                  -15.60%
      2001                  -26.91%
      2002                  -18.10%

                                PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 15.36%

        BEST QUARTER                                  WORST QUARTER
           30.08%                                        -19.24%
    (December 31, 1999)                           (September 30, 2002)

INSTITUTIONAL SHARES                                                     Since
AVERAGE ANNUAL RETURNS AS OF 12/31/02                  1 Year       June 29, 1998(1)      5 Years           10 Years
-------------------------------------                  ------       --------------
International Multi-Manager Portfolio
Return Before Taxes                                   (18.10)%          (7.29)%           (4.07)%(2)          3.26%(2)
Return After Taxes on Distributions(3)                (18.10)%          (8.76)%              N/A               N/A
Return After Taxes on Distributions and Sale of
Shares(3)                                             (11.11)%          (5.51)%              N/A               N/A

MSCI EAFE Index (reflects no deductions for fees,
expenses or taxes)(4)                                 (15.94)%           (6.34)%           (2.89)%            4.00%

(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund is treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,000 companies listed on major stock exchanges in Europe, Australasia and the Far East.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                            Investor Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)             None
Maximum deferred sales charge                                                                    None
Maximum sales charge imposed on reinvested dividends (and other distributions)                   None
Redemption fee(1)                                                                                1.00%
Exchange fee(1)                                                                                  1.00%

1 Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1):
                               PFPC PLEASE REVIEW

Management fees                                       0.65%(2)
Distribution (12b-1) fees                             0.25%
Other expenses                                        0.27%
Series expenses                                       0.46%
TOTAL ANNUAL OPERATING EXPENSES                       1.63%

(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series of the Trust in which the Fund invests.

(2) The Management fee reflects a 0.15% advisory fee payable to Rodney Square Management Corporation and a 0.50% sub-advisory fee payable to each of Goldman Sachs Asset Management L.P. and Julius Baer Investment Management, Inc. The sub-advisory fee is paid to each sub-adviser only on the portion of the Fund's assets the respective sub-adviser manages. The Series is responsible for paying the advisory fee to Rodney Square Management Corporation and the sub-advisory fee to the sub-advisers.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. This example assumes that:

         -        you reinvested all dividends and other distributions;

         -        the average annual return was 5%;

         - the Fund's total operating expenses are charged and remain the same over the time periods; and

         - you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                              1 Year         3 Years
---------------                                              ------         -------
International Multi-Manager Portfolio...............         $  166          $  514

         The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                        WILMINGTON REAL ESTATE PORTFOLIO

SUMMARY

Investment Objective

- The investment objective of WILMINGTON REAL ESTATE PORTFOLIO (the "Fund") is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus

-        Equity (or related) securities

Share Price Volatility

-        Moderate

Principal Investment Strategy

- The Fund operates as a "feeder fund" which means that the Fund does not buy individual securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The Fund invests all of its assets in a master fund which is a separate series of the WT Investment Trust I. The Fund and its corresponding series have the same investment objective, policies and limitations.

- The WILMINGTON REAL ESTATE PORTFOLIO invests all of its assets in the Real Estate Series (the "Series"), which under normal market conditions, invests at least 80% of its net assets in securities of real estate and real estate-related companies.

- The Series will invest in real estate companies such as equity real estate investment trusts (REITs) that own property and mortgage REITs which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

- The Series employs a multi-manager approach. Rodney Square Management Corporation serves as the Series investment adviser and has delegated the responsibility of the day-to-day management of the Series to AEW Management and Advisors L.P. Real Estate Management Services Group LLC.

Principal Risks

An investment in the Fund is subject to the risks summarized below which are further described under "Additional Risk Information."

- An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities that the Series buys will increase in value.

- The Fund's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

- Because the Series concentrates its investments in companies related to the real estate industry, the value of the Fund's shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.

- Because the Series employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in the Series indirectly holding large positions in certain types of securities, industries or sectors, which may have a negative affect on performance.

- The performance of the Series and the Fund will depend on whether or not the adviser and sub-advisers are successful in pursuing their investment strategies.

- Please see "Additional Risk Information" for a description of these and other risks associated with the Series and an investment in the Fund.

Investor Profile

- Investors who want the value of their investment to grow and who are willing to accept more volatility than a fixed income fund for the possibility of higher returns.

PERFORMANCE INFORMATION

         As of the date of this prospectus, the Investor Shares of the Fund have not yet commenced operations. Therefore, it does not have any performance to include in this prospectus.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                        Investor Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                          None
Maximum deferred sales charge                                                                                 None
Maximum sales charge imposed on reinvested dividends (and other distributions)                                None

Redemption fee(a)                                                                                            1.00%
Exchange fee(a)                                                                                              1.00%

(a) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):(1)

Management fees (2)                                        0.90%
Distribution (12b-1) fees                                  0.25%
Other expenses(3)                                          1.73%
TOTAL ANNUAL OPERATING EXPENSES(4)                         2.88%
Waivers/reimbursements                                    (0.88)%
NET EXPENSES                                               2.00%

(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.

(2) The management fee reflects a 0.35% advisory fee payable to Rodney Square Management Corporation and up to 0.55% sub-advisory fees payable to each of AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) For Investor Shares of the Fund, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 2.00%. This waiver will remain in place until January 1, 2006 unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -        you reinvested all dividends and other distributions;

         -        the average annual return was 5%;

         - the Fund's total operating expenses (reflecting contractual waivers or reimbursements through January 1, 2006) are charged and remain the same over the time periods; and

         - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES

                                                             1 Year          3 Years
                                                             ------          -------
Real Estate Portfolio...............................         $ 203            $ 658

         The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future

                        ADDITIONAL INVESTMENT INFORMATION

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Large Cap Quantitative Series and in the Large Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

         Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (large capitalization) and investment style or category (growth, value or enhanced index).

         The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth oriented or value oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

         The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

THE UNDERLYING SERIES

                          LARGE CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Large Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The Large Cap Quantitative Series invests at least 80% of its assets in equity securities of large capitalization, U.S. based companies included in the S&P 500 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P 500/Barra Growth Index) and "value" style securities (as represented by the S&P 500/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

         When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series' assets between a growth weighted portfolio or a value weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does PPA seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

         PPA invests in a representative sample of securities in the S&P 500 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P 500/Barra Growth Index and a value portion based on the S&P 500/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P 500/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P 500 Index or its component S&P 500/Barra Indices, but it will usually hold 200 to 350 of those securities.

         The performance of the Series and its benchmark index, the S&P 500 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P 500/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P 500 Index.

                         LARGE CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

         The investment objective of the LARGE CAP MULTI-MANAGER SERIES is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The LARGE CAP MULTI-MANAGER SERIES invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

         - common stock of U.S. corporations that have that have a market capitalization at least equal to that of the smallest company in the S&P 500 Index ("large cap company"), at the time of purchase

         - exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs, Vipers

         - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies

Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

         As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

         ADVISER ALLOCATION

         The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth oriented stock selection or value oriented stock selection. Currently, the Series' sub-advisers are Armstrong Shaw Associates Inc. ("ASA"), a value oriented sub-adviser, and Montag & Caldwell, Inc. ("M&C"), a growth oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

         The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

         ARMSTRONG SHAW ASSOCIATES, INC.

         ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company by company view of investing.

         Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Series. ASA feels constant monitoring of these positions with regular discussions with management to be a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

         In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it owns. These target points help ASA to avoid the emotional excesses of the market with respect to the Series' investments.

         MONTAG & CALDWELL, INC.

         M&C's the Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to a proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified dividend discount model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently grouping companies by statistical results. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

         If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally expected to be 30 to 40 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         - ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

         - UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

                  The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

         The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

         - DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

         - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         - VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

         - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Large Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Underlying Series performance.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MANAGEMENT OF THE FUND

         The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

         RSMC, the investment adviser for the Wilmington Large Cap Strategic Allocation Fund, the Large Cap Quantitative Series and the Large Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

         The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Large Cap Quantitative Series and the Large Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Large Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Large Cap Multi-Manager Series is directly responsible for paying each of ASA and M&C, sub-advisers to the Series, monthly sub-advisory fees at the annual rate of 0.50% and 0.65% of average daily net assets under their respective management.

         Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER - LARGE CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

         PPA, the sub-adviser to the Large Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

         On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

         Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS - LARGE CAP MULTI-MANAGER SERIES

ARMSTRONG SHAW ASSOCIATES INC.

         ASA, a sub-adviser to the Large Cap Multi-Manager Series, is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2003, ASA had assets under management of approximately $5.4 billion.

         Jeffrey Shaw is the lead portfolio manager for the portion of the Series managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

MONTAG & CALDWELL, INC.

         M&C, a sub-adviser to the Large Cap Multi-Manager Series, is a registered investment adviser founded in 1945 and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2003, M&C had assets under management of approximately $28.2 billion. An investment management team makes the investment decisions with respect to the portion of assets of the Large Cap Multi-Manager Series allocated to M&C.

         Ronald E. Canakaris, CIC, CFA, leads the investment management team that sub-advises a portion of the assets of the Large Cap Multi-Manager Series. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a BS and BA from the University of Florida.

UNDERLYING SERIES EXPENSES

         The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series. These expenses are set forth in the table below.

                                                            LARGE CAP            LARGE CAP MULTI-MANAGER
                                                        QUANTITATIVE SERIES                SERIES
Management fees                                                0.65%(1)                    0.98%(2)
Other expenses(3)                                              0.31%                       0.31%
TOTAL ANNUAL OPERATING EXPENSES                                0.96%                       1.29%
Fees Waived and Expenses Reimbursed(4)                        (0.14)%                     (0.19)%
NET ANNUAL OPERATING EXPENSES(4)                               0.82%                       1.10%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.

(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.50% and 0.65%, of annual average net assets payable to ASA and M&C, respectively.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Large Cap Quantitative Series and Large Cap Multi-Manager Series would otherwise exceed 1.00% flowing through to the Wilmington Large Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 35% for the Large Cap Quantitative Series and 65% for the Large Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.00%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the WILMINGTON MID CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Mid Cap Quantitative Series and in the Mid Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

         Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (medium-sized or mid capitalization) and investment style or category (growth, value or enhanced index).

         The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth oriented or value oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

         The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

THE UNDERLYING SERIES

                           MID CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Mid Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The Mid Cap Quantitative Series invests at least 80% of its assets in equity securities of mid capitalization, U.S. based companies included in the S&P MidCap 400 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P MidCap 400/Barra Growth Index) and "value" style securities (as represented by the S&P MidCap 400/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

         When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series assets between a growth weighted portfolio or a value weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. The sub-adviser does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

         PPA invests in a representative sample of securities in the S&P MidCap 400 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P MidCap 400/Barra Growth Index and a value portion based on the S&P MidCap 400/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P MidCap 400/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P MidCap 400 Index or its component S&P MidCap 400/Barra Indices, but it will usually hold 150 to 300 of those securities.

         The performance of the Series and its benchmark index, the S&P MidCap 400 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P MidCap 400/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. The sub-adviser also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P MidCap 400 Index.

                          MID CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Mid Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The Mid Cap Multi-Manager Series invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

              - common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P MidCap 400 Index ("mid cap company"), at the time of purchase

              - exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs, Vipers

              - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies

Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

         As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

         ADVISER ALLOCATION

         The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         RSMC will allocate the balance of the Series' assets among the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth oriented stock selection or value oriented stock selection. Currently, the Series' sub-advisers are Bennett Lawrence Management, LLC ("BLM"), a growth-oriented sub-adviser, Eubel Brady and Suttman Asset Management, Inc. ("EBS"), a value-oriented sub-adviser, and Equity Investment Corporation ("EIC"), a value-oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

         The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

         BENNETT LAWRENCE MANAGEMENT, LLC

         BLM employs a mid cap growth investment strategy of investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

         In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 25-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Series to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

         EUBEL BRADY AND SUTTMAN ASSET MANAGEMENT, INC.

         EBS follows an domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have a relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.

         EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios "price-to" ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long term growth prospects. At times, both core and anomaly holdings are held. Once an company has been identified for potential investment by EBS's research team, that company is presented to EBS's Investment Policy Committee which makes the final decision to purchase. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.

         EQUITY INVESTMENT CORPORATION

         EIC's seeks to combine the strengths of growth and value disciplines, avoiding "value-oriented" companies that are no longer capable of increasing earnings, and the excessive valuations and momentum orientation often accompanying "growth" style investors. In general, EIC seeks to invest with growth as an objective, and price as a discipline.

         EIC will in invest in a mix of large, mid and small companies, with mid-cap companies predominating. Earnings growth is essential to EIC's investments, because a company's stock price ultimately follows its earnings. However, EIC also adheres to a valuation discipline in selecting investments. In determining a reasonable price to pay for a security today for future growth, EIC considers the following:

         - Rate of Growth: EIC generally invests in companies with long-term growth rates of 9% to 20%. Companies growing less than this are unlikely to offer long-term appreciation above the market, while companies growing above 20% are unlikely to sustain such rates.

         - Duration of Growth: EIC invests in companies where growth has been, and is expected to be, of long duration.

         - Capital Intensity of Growth: EIC seeks to invest in companies that require relatively low amounts of capital to finance growth, believing that a company's value should be determined by the amount of cash owners can get out of the company, not how much they can invest into it. As a result, EIC's investments usually earn high returns on the capital invested in the business.

         Sell Discipline. While some companies warrant holding for extended periods, especially when tax consequences are considered, the number of such companies is far fewer than generally realized. Most companies are exposed to competition, as well as changes in tastes and technology. Franchises that seem impregnable usually prove vulnerable with time. Thus, for the vast majority of companies, a sell discipline is appropriate. EIC sells under the following conditions:

         -    The security reaches the targeted sell price;

         - The firm's financial strength (i.e., quality) rating falls below average;

         - The firm experiences a dramatic change in its business so that historical data is no longer valid for determining its value; and

         - The company is unable to reestablish growth after 12 months of ownership.

Employing this sell discipline, EIC's expects that the average holding period of securities held will be approximately three years, and that approximately 70% of gains will be long-term.

         Diversification. Diversification limits the risk in any one security, allows the investor to participate in a broader range of market opportunities, and achieves a steadier flow of results. EIC's portfolios are designed to offer four levels of diversification:

         - Style Diversification by holding companies with growth and value characteristics

         - Size Diversification by holding a mix of large, mid-sized, and small companies. While this mix has varied depending on market conditions, a normal expectation is 0-25% large companies, 50-75% mid-sized companies, and 10-50% small companies

         - Economic Sector Diversification. EIC's holdings offer broad sector diversification, although the firm generally make few investments in utilities due to low growth rates

         - Industry Diversification. EIC invests across a wide array of industries, so that no single industry predominates the portfolio's returns.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         - ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

         - UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

                  The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

         The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

         - MID CAP RISK: Mid cap or medium size companies may be more vulnerable than larger companies to adverse business or economic developments. Mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         - VALUE INVESTING RISK: The risk that the investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         - DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         - VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

         - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Mid Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Underlying Series performance.

MANAGEMENT OF THE FUND

         The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

         RSMC, the investment adviser for the Wilmington Mid Cap Strategic Allocation Fund, the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees its investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

         The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Mid Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Mid Cap Multi-Manager Series is directly responsible for paying each of BLM, EBS and EIC, sub-advisers to the Series, monthly sub-advisory fees at the annual rate of 0.55%, 0.50% and 0.50%, of average daily net assets under their respective management.

         Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

         The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER - MID CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

         PPA, the sub-adviser to the Mid Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

         On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

         Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS - MID CAP MULTI-MANAGER SERIES

BENNETT LAWRENCE MANAGEMENT, LLC

         BLM, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1995 and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2003, BLM had assets under management of approximately $994 million.

         BLM employs a mid cap growth investment strategy. In general, investments will be made in the shares of competitively advantaged, mid-sized companies that are benefiting from major demand trends. The sub-adviser believes that by limiting investments to strong companies in high-growth industries, the earnings results of their portfolio holdings should be higher and more consistent than the overall U.S. equity market.

         The sub-adviser's investment strategy utilizes top-down macroeconomic analysis to identify powerful demand trends and bottom-up fundamental security research for company selection. The sub-adviser has an in-house team of analysts that conduct high-level primary research on their portfolio holdings. Several of these analysts are industry specialists and are deployed in the economic sectors that have traditionally represented the most significant growth opportunities. By adhering to their investment strategy, the sub-advisor will not have exposure to all sectors or industries within the economy, therefore, BLM expects the portfolio that is managed on behalf of the Series to be more volatile than broad market indexes. BLM's commitment to fundamental research and investment strategy of limiting investments to high growth businesses should mitigate much of the risk associated with their asset class.

         Mr. Van Schreiber is the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of the CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his MBA in Finance from New York University and his undergraduate degree from Williams College.

EUBEL BRADY AND SUTTMAN ASSET MANAGEMENT, INC.

         EBS, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1993 and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of September 30, 2003, EBS had assets under management of approximately $2.1 billion.

         Robert J. Suttman, II, CFA, is the President and a principal of EBS. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee.

EQUITY INVESTMENT CORPORATION

         EIC, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1986 and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2003, EIC had assets under management of approximately $188 million.

         James F. Barksdale is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

UNDERLYING SERIES EXPENSES

         The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series. These expenses are set forth in the table below.

                                                 MID CAP                MID CAP
                                           QUANTITATIVE SERIES    MULTI-MANAGER SERIES
Management fees                                    0.65%(1)             0.92%(2)
Other expenses(3)                                  0.31%                0.31%
TOTAL ANNUAL OPERATING EXPENSES                    0.96%                1.23%
Fees Waived and Expenses Reimbursed(4)             0.00%                0.00%
NET ANNUAL OPERATING EXPENSES(4)                   0.96%                1.23%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.

(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.55%, 0.50% and 0.50%, of annual average net assets payable to BLM, EBS and EIC, respectively.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Mid Cap Quantitative Series and Mid Cap Multi-Manager Series would otherwise exceed 1.15% flowing through to the Wilmington Mid Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 30% for the Mid Cap Quantitative Series and 70% for the Mid Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.15%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Small Cap Quantitative Series and in the Small Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

         Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (small capitalization) and investment style or category (growth, value or enhanced index).

         The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include, but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth oriented or value oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

         The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

THE UNDERLYING SERIES

                          SMALL CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Small Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The Small Cap Quantitative Series invests at least 80% of its assets in equity securities of small capitalization, U.S. based companies included in the S&P SmallCap 600 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P SmallCap 600/Barra Growth Index) and "value" style securities (as represented by the S&P SmallCap 600/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

         When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series assets between a growth weighted portfolio or a value weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. The sub-adviser does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

         PPA invests in a representative sample of securities in the S&P SmallCap 600 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P SmallCap 600/Barra Growth Index and a value portion based on the S&P SmallCap 600/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, have investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P SmallCap 600/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P SmallCap 600 Index or its component S&P SmallCap 600/Barra Indices, but it will usually hold 250 to 450 of those securities.

         The performance of the Series and its benchmark index, the S&P SmallCap 600 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P SmallCap 600/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. The sub-adviser also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P SmallCap 600 Index.

                         SMALL CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Small Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The Small Cap Multi-Manager Series invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

         - common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P SmallCap 600 Index ("small cap company"), at the time of purchase

         - exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares, Vipers;

         - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

         As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

         ADVISER ALLOCATION

         The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective.


         ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth oriented stock selection or value oriented stock selection. Currently, the Series' sub-advisers are Batterymarch Financial Management, Inc. ("BFM"), a growth oriented sub-adviser, and Systematic Financial Management, L.P. ("SFM"), a value oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

         The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

         BATTERYMARCH FINANCIAL MANAGEMENT, INC.

         BFM employs a bottom-up quantitative approach to manage US small cap growth equity assets. The goal of the process is to replicate the investment disciplines of the experienced fundamental investor, using quantitative methodologies to process fundamental data on a broad universe of companies, in an orderly and consistent manner. This approach enables our portfolio managers to process data for a substantially larger universe than a fundamental investor can, in effect using our quantitative strategies as a proxy for a team of analysts. BFM believes this strategy combines strong stock selection with effective risk control and low-cost trading

         Investment Decision-Making Process. BFM uses a bottom-up, quantitative approach to manage U.S. small cap growth equities. BFM's proprietary stock selection model uses fundamental factors to rank the relative attractiveness of the 3,000 securities in its liquid universe on a daily basis across six dimensions: (i) cash flow; (ii) earnings growth; (iii) expectations, (iv) value;
(v) technical signals; and (vi) corporate signals. The factors in each category include traditional fundamental measures, such as book value to price, earnings per share forward to price, and sales momentum, as well as proprietary measures we have identified in-house. All factors are tested across twenty economic sectors, and those factors that are most predictive of excess return in a particular sector are "turned on." The output from the stock-ranking process is a list of all the stocks in the sub-adviser's investable universe, ranked one to one-hundred against other stocks within their own sectors. The stock selection process runs daily.

         Portfolio Construction. After stock selection, BFM considers portfolio construction--and the rigorous risk management associated with it--the most important component of the overall process. To make sector allocation decisions, the sub-adviser uses a proprietary sector model that ranks the relative attractiveness of twenty sectors. Based on rankings generated by the sector model, the four most highly rated sectors are overweighted versus the benchmark, the bottom four sectors are underweighted and all other sectors are neutral weighted.

         A multifactor risk model, the second component of the portfolio construction process, optimizes the portfolio. The model considers a number of variables and constraints, including stock rankings, sector allocations, market capitalization weights and tracking error versus the benchmark. BFM's proprietary trading strategy is designed to minimize transaction costs; the sub-adviser performs a daily analysis of completed trades, trade efficiency and transaction costs. The portfolio managers review all trade decisions and have the discretion to modify a buy-sell decision if, in their judgment, a significant market event has occurred that is not yet reflected in the data used by our models. Except as noted, portfolio managers do not override the model. The portfolios are monitored through daily, weekly and monthly diagnostics and formal reviews by the Investment Review Committee, which includes all of the BFM's investment professionals.

         SYSTEMATIC FINANCIAL MANAGEMENT L.P.

         SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

         Companies chosen for the Series exhibit strong operating cash flow and free cash flow, trade at below market multiples of their operating cash flow and free cash flow, and have limited financial leverage with extremely strong debt coverage ratios. SFM defines free cash flow as the amount of cash available to a company for distribution to stockholders or investment in its business, after paying for all expenses and providing for expenditures required to support continuing growth. Quantitative screens are run on a weekly basis in order to identify companies that have the following characteristics: (i) market capitalization between $100 million and $2.0 billion; (ii) strong operating cash flow and free cash flow; (iii) low debt-to-capital; and (iv) price-to-cash flow ratio lower than the market (both operating and free cash flow).

         The screening process results in a focus list of approximately 100 companies. The small cap team then performs intense fundamental analysis on the focus list. The fundamental analysis entails interviewing and evaluating company management, reviewing accounting practices, examining historical financial statements, and attending analyst meetings. The research process results in forward financial projections for sales, earnings, expenses, operating cash flow, and free cash flow.

         From this analysis a portfolio of approximately fifty equally-weighted stocks is assembled. As risk controls, SFM limits the portfolio to a maximum of 30% in any one sector and 5% in any individual stock. Positions are sold when companies become fairly valued due to price appreciation or when our price objective becomes unattainable due to a deterioration in the company's fundamentals. Additionally, SFM may sell a position if an alternative company looks more attractive on a relative valuation basis.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         - ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

         - UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

                  The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

         The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

         - SMALL CAP RISK: Small cap or medium size companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         - VALUE INVESTING RISK: The risk that the investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         - DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         - VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

         - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Small Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater affect on the Underlying Series performance.

MANAGEMENT OF THE FUND

         The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

         RSMC, the investment adviser for the Wilmington Small Cap Strategic Allocation Fund, the Small Cap Quantitative Series and the Small Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees its investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

         The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Small Cap Quantitative Series and the Small Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Small Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Small Cap Multi-Manager Series is directly responsible for paying each of BFM and SFM sub-advisers to the Series, monthly sub-advisory fees at the annual rate of, 0.70% and, 0.80% of average daily net assets under their respective management.

         Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER - SMALL CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

         PPA, the sub-adviser to the Small Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

         On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

         Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS - SMALL CAP MULTI-MANAGER SERIES

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

         BFM, a sub-adviser to the Small Cap Multi-Manager Series, is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to individuals, mutual funds, pension plans, trusts and corporations. As of September 30, 2003, BFM had assets under management of approximately $9.3 billion.

         William L. Elcock is Chief Executive Officer and Senior Portfolio Manager of BFM. He manages the firm's business operations, with overall responsibility for all major investment management decisions. He joined Batterymarch in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, Mr. Elcock assumed additional senior management responsibilities as Deputy Chief Executive Officer. He was named Chief Executive Officer in 2002.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

         SFM, a sub-adviser to the Small Cap Multi-Manager Series, is a registered investment adviser founded in 1982 and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2003, SFM had assets under management of approximately $5.7 billion.

         Ken Burgess, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

UNDERLYING SERIES EXPENSES

         The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series. These expenses are set forth in the table below.

                                                SMALL CAP              SMALL CAP
                                           QUANTITATIVE SERIES    MULTI-MANAGER SERIES
Management fees                                   0.65%(1)               1.15%(2)
Other expenses(3)                                 0.31%                  0.31%
TOTAL ANNUAL OPERATING EXPENSES(4)                0.96%                  1.46%
Fees Waived and Expenses Reimbursed(4)           (0.08)%                (0.09)%
NET ANNUAL OPERATING EXPENSES(4)                  0.88%                  1.37%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.

(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.70% and 0.80%, of annual average net assets payable to BFM and SFM, respectively.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent the combined total annual operating expenses of the Small Cap Quantitative Series and Small Cap Multi-Manager Series would otherwise exceed 1.25% flowing through to the Wilmington Small Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 25% for the Small Cap Quantitative Series and 75% for the Small Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.25%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

INVESTMENT OBJECTIVE

         The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (the "Fund") seeks superior long-term capital appreciation. For purposes of this investment objective, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the Fund's comparative index, MSCI EAFE Index. The MSCI EAFE Index is an unmanaged index comprised of the stock of approximately 1,000 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         The investment objective for the Fund may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (the "Fund") invests its assets in the International Multi-Manger Series (the "Series"). The Series is a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized under the laws of a non-U.S. country or (2) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in a non-U.S. country or (3) has at least 50% of its assets situated in a non-U.S. country. Under normal market conditions, the Series invests at least 85% of its total assets in the following equity (or related) securities:

-    common stocks of foreign issuers;

- preferred stocks and/or debt securities that are convertible securities of foreign issuers;

- receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

- open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange).

         Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Series may purchase or sell foreign exchange and depository receipts. In addition, the Series may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

         As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our SAI.

         The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series' turnover rate is expected to be less than 100%.

ADVISER ALLOCATION

         The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETFs expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for economic and market performance in light of projected growth trends in the U.S. and foreign economies, relative valuation levels and volatility in the equity markets, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows RSMC to allocate assets among sub-advisers that employ different investment approaches. Currently, the Series' sub-advisers are Goldman Sachs Asset Management, L.P. ("GSAM") and Julius Baer Investment Management Inc. ("JBIMI"). Each sub-adviser uses its own investment approach and strategy to pursue the Series' investment objective.

         The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

         GOLDMAN SACHS ASSET MANAGEMENT, L.P.

         GSAM's Structured International strategy seeks to achieve consistent relative outperformance. The team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the Series.

         JULIUS BAER INVESTMENT MANAGEMENT INC.

         JBIMI employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIMI's allocation of the Series toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIMI with one means of potentially generating out-performance. JBIMI believes in well - diversified, international equity portfolios, typically investing in between 120-200 individual companies.

         JBIMI utilizes different investment tactics for different markets. Within the developed market sector and individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIMI employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIMI will invest in large, mid and smaller companies, but prefers the larger, more liquid issues unless the smaller firms offer a significant advantage in expected future return.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Series' performance.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the Fund.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

- IPO RISK: The Series may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Series may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Series' portfolio as the Series' assets increase (and thus have a more limited effect on performance).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Fund's interest, and, therefore, could have effective voting control over the operation of the master fund.

- MULTI-MANAGER RISK: The investment styles employed by the sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in the Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

MANAGEMENT OF THE FUND

         The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the investment adviser for the Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the Series, RSMC allocates the Series' assets among sub-advisers and then oversees their investment activities. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

         The Series pays RSMC a monthly advisory fee at the annual rate of 0.15% of the Series' average daily net assets. In addition, the Series is directly responsible for paying JBIMI a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under JBIMI's management. The Series also pays GSAM a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under GSAM's management. Regardless of the amount paid to a specific sub-adviser, the Series will bear, in the aggregate, a maximum rate of 0.65% in management fees.

         For the twelve months ended June 30, 2003, the Series paid advisory fees of 0.65% as a percentage of the Series' average daily net assets

PORTFOLIO MANAGERS

         ROBERT J. CHRISTIAN, Director and President of RSMC, is responsible for the management process of the Series. Mr. Christian has been a Director of RSMC since February 1996. He also serves as Chief Investment Officer of Wilmington Trust Company since February 1996. From 1994 to 1996, he was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. He was also the Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and a Director of Provident Capital Management from 1993 to 1996.

         SEBASTIANO MANCARELLA, Assistant Vice President of RSMC, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the Series. He has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997 he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER - INTERNATIONAL MULTI-MANAGER SERIES

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

         GSAM, a subsidiary of The Goldman Sachs Group, Inc, a Delaware limited partnership, is located at 32 Old Slip, New York, New York 10005. The firm is a global investment banking and securities firm that provides a wide range of financial services worldwide to a substantial and diversified client base. As of June 30, 2003 GSAM had assets under management of approximately $314.6 billion.

         GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.

         ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

         LEN IOFFE, is a Vice President and Senior Portfolio Manager. Mr. Ioffe joined GSAM in 1995 and became a portfolio manager in 1996. He received an M.S. in Computer Science from St. Petersburg Polytechnical University in Russia and a M.B.A. from the New York University's Stern School of Business.

JULIUS BAER INVESTMENT MANAGEMENT INC.

         JBIMI, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2003, JBIMI had assets under management of approximately $10 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIMI's portfolio management team that are responsible for the management of the International Multi-Manager Series.

         RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIMI. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIMI. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an MBA in Management from Yale University and an MS in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English, French and has a working knowledge of German.

         RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIMI. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a BA in History from the University of California, Berkeley, and an MBA in Finance from New York University.

                        WILMINGTON REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE

         The investment objective of WILMINGTON REAL ESTATE PORTFOLIO (the "Fund") is to achieve long-term growth of capital and high current income. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Fund seeks to meet its investment objective by investing all or substantially all of its assets in the Real Estate Series (the "Series"). Under normal market conditions, the Series will invest at least 80% of its net assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Series considers a company to be a real estate company if it has (i) at least 50% of its assets, gross income or net profits is derived from development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Series will invest in real estate companies, such as equity real estate investment trusts (REITs) that own property and mortgage REITs which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

         The Series may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Series will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Series may invest up to 25% of its total assets in foreign securities.

         Any percentage limitations with respect to assets of the Series or the capitalization requirement of companies in which the Series invests are applied at the time of purchase.

         The Series employs a multi-manager approach. As the Series' investment adviser, Rodney Square Management Corporation ("RSMC"), in its discretion, allocates the Series assets to different sub-advisers to manage a portion of the Series assets. Currently, the Series' sub-advisers are AEW Management and Advisors, L.P. and Real Estate Management Services LLC. Each sub-adviser uses its own investment approach and strategy to achieve the Series investment objective.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, the Series may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Series may not achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are more fully described in our SAI.

         The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100%.

ADVISER ALLOCATION

         The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate the balance of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         RSMC may allocate a portion of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy, securities and real estate markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity and real estate markets, the outlook and projected growth of the real estate and various other sectors, and information relating to business cycles. Currently, the Series' sub-advisers are AEW Management and Advisors,, L.P. ("AEW") and Real Estate Management Services, LLC ("REMS"). Each sub-adviser uses its own investment approach and strategy to pursue the Series' investment objective.

         The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

AEW MANAGEMENT AND ADVISORS, L.P.

Investment Philosophy

         AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Series, AEW draws upon the combined expertise of its real estate, research and securities professionals.

Investment Process

         When selecting investments for the Series, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         - VALUATION: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         - PRICE: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are generally given greater weight than those that have over-performed.

         - INCOME: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         - CATALYSTS: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

         In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

REAL ESTATE MANAGEMENT SERVICES GROUP LLC

Investment Philosophy

         REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

Investment Selection Process

         REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield, and capital structure, to identify candidates for investment.

         The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

         REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION

         The Fund is not a complete investment program. It is designed to provide exposure to securities of real estate companies and is typically used in connection with a variety of other investments in order to achieve an appropriate asset allocation.

         The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our Statement of Additional Information.

         - RISKS OF SECURITIES LINKED TO REAL ESTATE INDUSTRY: The Series concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Series invests.

         - RISKS OF SMALL TO MID CAP COMPANIES. Real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

         - RISKS OF REITs. In addition to the risks listed above, REITs are not diversified, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Series, and, in turn, investors in the Fund, will bear a proportionate share of those expenses in addition to those expenses of the Fund.

         - RISKS OF DEBT SECURITIES. The Series may invest in debt securities which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Series has used in valuing its securities.

         - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

         - MULTI-MANAGER RISK: The investment styles employed by the sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in the Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

MANAGEMENT OF THE FUND

         The Board of Trustees for the Fund supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the investment adviser for the Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the Series, RSMC allocates the Series' assets among sub-advisers and then oversees their investment activities. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September, 30 2003, RSMC had $5.6 billion in assets under management.

         The Real Estate Series pays RMSC a monthly fee advisory fee at the annual rate of 0.35% of the Series' average daily net assets. In addition, the Series will be directly responsible for paying the sub-advisers a monthly sub-advisory fee at the annual rate of 0.70% of the Series' average daily net assets under its management. Regardless of the amount paid to a specific sub-adviser, the Series will bear, in the aggregate, a maximum rate of 1.05% in management fees.

PORTFOLIO MANAGERS

         The day-to-day management of the Fund is the responsibility of Robert
E. Reiser, Jr., CFA and Dorsey D. Farr, Ph.D., who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Reiser and Mr. Farr, Vice Presidents of RSMC, have been with RSMC and/or its affiliate since 1999 and 2000, respectively. Prior to 1999, Mr. Reiser managed his own investment advisory firm. From 1999 to 2000, Mr. Farr was an instructor in the Department of Economics at the University of Virginia. In 1998, Mr. Farr was a visiting researcher at the Federal Reserve Bank of Richmond.

SUB-ADVISERS - REAL ESTATE SERIES

AEW MANAGEMENT AND ADVISORS, L.P.

         AEW Management and Advisors L.P., an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $6.8 billion of client capital as of September 30, 2002. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages approximately
3.4 billion in assets for institutions and individuals as of September 30, 2002. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Series.

         That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Series. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has 19 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

REAL ESTATE MANAGEMENT SERVICES GROUP LLC

         Real Estate Management Services Group, LLC ("REMS"), located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2002, the REMS Group had approximately $309 million in assets under management.

         EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

         JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

                                SERVICE PROVIDERS

         The chart below provides information on the primary service providers.

                                 WT MUTUAL FUND

                         WILMINGTON LARGE CAP STRATEGIC
                                 ALLOCATION FUND
                          WILMINGTON MID CAP STRATEGIC
                                 ALLOCATION FUND
                         WILMINGTON SMALL CAP STRATEGIC
                                 ALLOCATION FUND
                         WILMINGTON INTERNATIONAL MULTI-
                                MANAGER PORTFOLIO
                        WILMINGTON REAL ESTATE PORTFOLIO

Asset
Management

                               INVESTMENT ADVISER

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

Manages the investment activities of the Funds and each Underlying Series'.

Shareholder
Services
                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

Handles shareholder services, including record keeping and statements, payment of distributions and processing of buy and sell requests.

Fund
Operations
                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV and distributions.

Asset
Safe Keeping
                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                               PPFC Trust Company
                              Please insert address

Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's NAV per share.

Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Underlying Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Underlying Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the net asset value ("NAV") per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

New Year's Day                     Good Friday             Labor Day
Martin Luther King, Jr. Day        Memorial Day            Thanksgiving Day
Presidents' Day                    Independence Day        Christmas Day

PURCHASE OF SHARES

         Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Fund is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Strategic Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

           Regular mail:                                   Overnight mail:
           -------------                                   ---------------
Wilmington Strategic Allocation Funds              Wilmington Strategic Allocation Funds
c/o PFPC Inc.                                      c/o PFPC Inc.
P.O. Box 9828                                      760 Moore Road
Providence, RI 02940                               King of Prussia, PA 19406

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day if received after 4:00 p.m. Eastern time or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: Each Fund will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (as defined below). This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

           Regular mail:                                    Overnight mail:
           -------------                                    ---------------
Wilmington Strategic Allocation Funds              Wilmington Strategic Allocation Funds
c/o PFPC Inc.                                      c/o PFPC Inc.
P.O. Box 9828                                      760 Moore Road
Providence, RI 02940                               King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

         If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to hold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds ("Wilmington Portfolios"):

         Wilmington Large Cap Strategic Allocation Fund
         Wilmington Mid Cap Strategic Allocation Fund
         Wilmington Small Cap Strategic Allocation Fund
         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Short-Term Income Portfolio
         Wilmington Broad Market Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Real Estate Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Growth Portfolio
         Wilmington Small Cap Core Portfolio

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares of the Fund are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         Distributions from the net investment income, if any, of each Fund, except for the Wilmington International Multi-Manager Portfolio are declared and paid quarterly to you. Distributions from net investment income, if any, of the Wilmington International Multi-Manager Portfolio are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

         It is a taxable event for you if you sell or exchange shares of any portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

         The Investor Shares of the Fund has adopted a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee for the Investor Shares of the Fund is 0.75% of the Fund's average daily net assets.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. This structure enables various institutional investors, including the Funds, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Funds, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

SHARE CLASSES

         The Funds issue Institutional, Investor and Service Shares, except for Wilmington International Multi-Manager and Wilmington Real Estate Portfolio, which issues Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions with the Fund and are subject to a shareholder service fee.

                                    GLOSSARY

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

MARKET CAPITALIZATION OR "CAP":

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies, which are companies with growth earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

VALUE STOCKS:

Value stocks are the common stocks of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

THE NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITS:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, PA 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern
         time

         Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

   The investment company registration number for WT Mutual Fund is 811-08648.

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                OF WT MUTUAL FUND
                                 SERVICE SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2003

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            -     are not bank deposits

            - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     are not federally insured

            - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND DESCRIPTIONS -- A LOOK AT THE GOALS, STRATEGIES, RISKS, FEES AND EXPENSES OF THE FUNDS
          Wilmington Large Cap Strategic Allocation Fund...........................................................
          Wilmington Mid Cap Strategic Allocation Fund.............................................................
          Wilmington Small Cap Strategic Allocation Fund...........................................................
ADDITIONAL INVESTMENT INFORMATION

          Wilmington Large Cap Strategic Allocation Fund...........................................................
                  Investment Objective.............................................................................
                  Primary Investment Strategies....................................................................
                  The Underlying Series............................................................................
                  Additional Risk Information......................................................................
                  Management of the Fund...........................................................................
          Wilmington Mid Cap Strategic Allocation Fund.............................................................
                  Investment Objective.............................................................................
                  Primary Investment Strategies....................................................................
                  The Underlying Series............................................................................
                  Additional Risk Information......................................................................
                  Management of the Fund...........................................................................
          Wilmington Small Cap Strategic Allocation Fund...........................................................
                  Investment Objective.............................................................................
                  Primary Investment Strategies....................................................................
                  The Underlying Series............................................................................
                  Additional Risk Information......................................................................
                  Management of the Fund...........................................................................
SERVICE PROVIDERS..................................................................................................
SHAREHOLDER INFORMATION

                  Pricing of Shares................................................................................
                  Purchase of Shares...............................................................................
                  Redemption of Shares.............................................................................
                  Exchange of Shares...............................................................................
                  Distributions....................................................................................
                  Taxes............................................................................................
DISTRIBUTION ARRANGEMENTS

                  Shareholder Service Fee..........................................................................
                  Master/Feeder Structure..........................................................................
                  Share Classes....................................................................................
GLOSSARY...........................................................................................................
FOR MORE INFORMATION...............................................................................................
For information about key terms and concepts, please refer to the "Glossary."

                                FUND DESCRIPTIONS

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective                -        The investment objective of the
                                             WILMINGTON LARGE CAP STRATEGIC
                                             ALLOCATION FUND is to achieve
                                             long-term capital appreciation.
--------------------------------------------------------------------------------
Investment Focus                    -        Equity (or related) securities.
--------------------------------------------------------------------------------
Share Price Volatility              -        High.
--------------------------------------------------------------------------------
Principal Investment Strategy       -        The Fund does not buy individual
                                             securities directly. Instead, the
                                             Fund pursues its investment
                                             objective by investing in other
                                             mutual funds - currently the Large
                                             Cap Quantitative Series and the
                                             Large Cap Multi-Manager Series of
                                             WT Investment Trust I (the
                                             "Underlying Series"). The Fund
                                             invests its assets in the
                                             Underlying Series in accordance
                                             with weightings determined by the
                                             investment adviser. Each of the
                                             Underlying Series invests directly
                                             in large capitalization equity
                                             securities in accordance with its
                                             investment policies and strategies.

                                    -        The WILMINGTON LARGE CAP STRATEGIC
                                             ALLOCATION FUND invests at least
                                             80% of its assets in shares of the
                                             Underlying Series, which invest
                                             primarily in large capitalization
                                             equity securities. These Underlying
                                             Series are intended to give the
                                             Fund broad exposure to large cap
                                             companies in the U.S. equity
                                             markets. Currently, the Fund
                                             invests in the shares of the Large
                                             Cap Quantitative Series and the
                                             Large Cap Multi-Manager Series of
                                             WT Investment Trust I; however, at
                                             any time, the Fund's investment
                                             adviser, Rodney Square Management
                                             Corporation ("RSMC"), may add or
                                             substitute Underlying Series in
                                             which the Fund may invest.

                                    -        In deciding how to allocate the
                                             Fund's assets between the
                                             Underlying Series, the investment
                                             adviser considers its outlook for
                                             the U.S. economy and financial
                                             markets, and the relative market
                                             valuations and volatility of the
                                             Underlying Series. The Fund
                                             normally invests within a range of
                                             0% to 60% of its assets in the
                                             Large Cap Quantitative Series and
                                             within a range of 40% to 100% of
                                             its assets in the Large Cap
                                             Multi-Manager Series. The
                                             investment adviser reserves the
                                             right to adjust the percentages
                                             invested in the Underlying Series
                                             and to substitute, add or subtract
                                             to the Underlying Series.

Principal Risks                     -        ALLOCATION RISK. In managing the
                                             Fund, the investment adviser
                                             allocates assets among the
                                             Underlying Series. The Fund's
                                             investment performance depends, in
                                             part, upon how its assets are
                                             allocated and reallocated among
                                             these Underlying Series. A
                                             principal risk of investing in the
                                             Fund is that the investment
                                             adviser's allocation techniques and
                                             decisions and/or selection of
                                             Underlying Series will not produce
                                             the desired results, and therefore
                                             the Fund may not achieve its
                                             investment objective.

                                    -        UNDERLYING SERIES RISKS. The value
                                             of your investment in the Fund is
                                             directly related to the investment
                                             performance of the Underlying
                                             Series in which it invests.
                                             Therefore, the principal risks of
                                             investing in the Fund are closely
                                             related to the principal risks
                                             associated with the Underlying
                                             Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             and their investments. Because the
                                             Fund's allocation among two or more
                                             Underlying Series will vary, your
                                             investment may be subject to any
                                             and all of these risks at different
                                             times and to different degrees.
                                             Among the principal risks of the
                                             Underlying Series, which could
                                             adversely affect the net asset
                                             value and total return of the Fund,
                                             are:

                                    -        An investment in the Fund is not a
                                             deposit of Wilmington Trust Company
                                             or any of its affiliates and is not
                                             insured or guaranteed by the
                                             Federal Deposit Insurance
                                             Corporation or any other government
                                             agency.

                                    -        It is possible to lose money by
                                             investing in the Fund. There is no
                                             guarantee that the stock market or
                                             the securities that the Series
                                             holds will increase in value.

                                    -        The Fund's share price will
                                             fluctuate in response to changes in
                                             the market value of the Series'
                                             investments. Market value changes
                                             result from business or economic
                                             developments affecting an issuer as
                                             well as general market and economic
                                             conditions.

                                    -        Growth-oriented investments may be
                                             more volatile than the rest of the
                                             U.S. stock market as a whole.

                                    -        A value-oriented investment
                                             approach is subject to the risk
                                             that a security believed to be
                                             undervalued does not appreciate in
                                             value as anticipated.

                                    -        Because the Large Cap Multi-Manager
                                             Series employs a multi-manager
                                             approach, the interplay of the
                                             various strategies employed by the
                                             investment adviser and sub-advisers
                                             may result in the Series holding
                                             large positions in certain types of
                                             securities, industries or sectors,
                                             which may have a negative effect on
                                             performance.

                                    -        Each Series may use equity
                                             derivatives to pursue its
                                             investment objective. The use of
                                             derivatives may expose a Series to
                                             additional risks that it would not
                                             be subject to if it invested
                                             directly in the securities
                                             underlying those derivatives. These
                                             risks may cause the Series to
                                             experience higher losses than a
                                             fund that does not use derivatives.

                                    -        The performance of the Series and
                                             Fund will depend on whether or not
                                             the investment adviser or
                                             sub-adviser are successful in
                                             pursuing the investment strategy.

                                    -        Please see "Additional Risk
                                             Information" for a description of
                                             these and other risks associated
                                             with the Underlying Series and an
                                             investment in the Fund.
--------------------------------------------------------------------------------
Investor Profile                    -        For investors seeking long-term
                                             growth of capital consistent with
                                             the volatility of the equity
                                             markets.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

         As of the date of this prospectus, the Service Shares of the Fund have not yet commenced operations. Therefore, it does not have any performance to include in this prospectus.

FEES AND EXPENSES

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                 Service Shares
                                                                                 --------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering
        price)                                                                          None
Maximum deferred sales charge                                                           None
Maximum sales charge imposed on reinvested dividends (and other distributions)          None
Redemption fee(a)                                                                       1.00%
Exchange fee(a)                                                                         1.00%


(a) Service Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                                       None
Shareholder service fees                                                                 0.25%
Other expenses(2)                                                                        0.86%
Underlying Series' expenses(3)                                                           1.00%
TOTAL ANNUAL OPERATING EXPENSES(4)                                                       2.11%
Waivers/Reimbursements                                                                  (0.86)%
Net expenses                                                                             1.25%

(1) The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Armstrong Associates, Inc. and Montag & Caldwell, Inc., each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.50% and 0.65%, respectively.

(2) "Other expenses" are based on estimated expenses for the current fiscal year.

(3) "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund - Underlying Series Expenses." Total annual operating expenses and the example set forth below are based on estimated Underlying Series' expenses which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.00%. Underlying Series' expenses for the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.

(4) For the Service Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.25%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

      This Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006) were charged and remained the same over the time periods; and

            - you redeemed all of your investment at the end of the time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                                   1 Year    3 Years
--------------                                                   ------    -------
Wilmington Large Cap Strategic Allocation Fund                    $127       $428

      The above Example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective                -        The investment objective of the
                                             WILMINGTON MID CAP STRATEGIC
                                             ALLOCATION FUND is to achieve
                                             long-term capital appreciation.
--------------------------------------------------------------------------------
Investment Focus                    -        Equity (or related) securities.
--------------------------------------------------------------------------------
Share Price Volatility              -        High.
--------------------------------------------------------------------------------
Principal Investment Strategy       -        The Fund does not buy individual
                                             securities directly. Instead, the
                                             Fund pursues its investment
                                             objective by investing in other
                                             mutual funds - currently the Mid
                                             Cap Quantitative Series and the Mid
                                             Cap Multi-Manager Series of WT
                                             Investment Trust I (the "Underlying
                                             Series"). The Fund invests its
                                             assets in the Underlying Series in
                                             accordance with weightings
                                             determined by the investment
                                             adviser. Each of the Underlying
                                             Series invests directly in
                                             medium-sized or mid capitalization
                                             equity securities in accordance
                                             with its investment policies and
                                             strategies.

                                    -        The WILMINGTON MID CAP STRATEGIC
                                             ALLOCATION FUND invests at least
                                             80% of its assets in shares of the
                                             Underlying Series, which invest
                                             primarily in medium-sized or mid
                                             capitalization equity securities.
                                             These Underlying Series are
                                             intended to give the Fund broad
                                             exposure to medium-sized or mid cap
                                             companies in the U.S. equity
                                             markets. Currently, the Fund
                                             invests in the shares of the Mid
                                             Cap Quantitative Series and the Mid
                                             Cap Multi-Manager Series of WT
                                             Investment Trust I; however, at any
                                             time, the Fund's investment
                                             adviser, Rodney Square Management
                                             Corporation ("RSMC"), may add or
                                             substitute Underlying Series in
                                             which the Fund may invest.

                                    -        In deciding how to allocate the
                                             Fund's assets between the
                                             Underlying Series, the investment
                                             adviser considers its outlook for
                                             the U.S. economy and financial
                                             markets, and the relative market
                                             valuations and volatility of the
                                             Underlying Series. The Fund
                                             normally invests within a range of
                                             0% to 60% of its assets in the Mid
                                             Cap Quantitative Series and within
                                             a range of 40% to 100% of its
                                             assets in the Mid Cap Multi-Manager
                                             Series. The investment adviser
                                             reserves the right to adjust the
                                             percentages invested in the
                                             Underlying Series and to
                                             substitute, add or subtract to the
                                             Underlying Series.
--------------------------------------------------------------------------------
Principal Risks                     -        ALLOCATION RISK. In managing the
                                             Fund, the investment adviser
                                             allocates assets among the
                                             Underlying Series. The Fund's
                                             investment performance depends in
                                             part upon how its assets are
                                             allocated and reallocated among
                                             these Underlying Series. A
                                             principal risk of investing in the
                                             Fund is that the investment
                                             adviser's allocation techniques and
                                             decisions and/or selection of
                                             Underlying Series will not produce
                                             the desired results, and therefore
                                             the Fund may not achieve its
                                             investment objective.

                                    -        UNDERLYING SERIES RISKS. The value
                                             of your investment in the Fund is
                                             directly related to the investment
                                             performance of the Underlying
                                             Series in which it invests.
                                             Therefore, the principal risks of
                                             investing in the Fund are closely
                                             related to the principal risks
                                             associated with the Underlying
                                             Series and their investments.
                                             Because the Fund's allocation among
                                             two or more
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Underlying Series will vary, your
                                             investment may be subject to any
                                             and all of these risks at different
                                             times and to different degrees.
                                             Among the principal risks of the
                                             Underlying Series, which could
                                             adversely affect the net asset
                                             value and total return of the Fund,
                                             are:

                                    -        An investment in the Fund is not a
                                             deposit of Wilmington Trust Company
                                             or any of its affiliates and is not
                                             insured or guaranteed by the
                                             Federal Deposit Insurance
                                             Corporation or any other government
                                             agency.

                                    -        It is possible to lose money by
                                             investing in the Fund. There is no
                                             guarantee that the stock market or
                                             the securities that the Series
                                             holds will increase in value.

                                    -        The Fund's share price will
                                             fluctuate in response to changes in
                                             the market value of the Series'
                                             investments. Market value changes
                                             result from business or economic
                                             developments affecting an issuer as
                                             well as general market and economic
                                             conditions.

                                    -        Growth-oriented investments may be
                                             more volatile than the rest of the
                                             U.S. stock market as a whole.

                                    -        A value-oriented investment
                                             approach is subject to the risk
                                             that a security believed to be
                                             undervalued does not appreciate in
                                             value as anticipated.

                                    -        Because the Mid Cap Multi-Manager
                                             Series employs a multi-manager
                                             approach, the interplay of the
                                             various strategies employed by the
                                             investment adviser and sub-advisers
                                             may result in the Series holding
                                             large positions in certain types of
                                             securities, industries or sectors,
                                             which may have a negative effect on
                                             performance.

                                    -        Each Series may use equity
                                             derivatives to pursue its
                                             investment objective. The use of
                                             derivatives may expose a Series to
                                             additional risks that it would not
                                             be subject to if it invested
                                             directly in the securities
                                             underlying those derivatives. These
                                             risks may cause the Series to
                                             experience higher losses than a
                                             fund that does not use derivatives.

                                    -        Mid capitalization companies may be
                                             more vulnerable than large
                                             companies to adverse business or
                                             economic developments, and their
                                             securities may be less liquid and
                                             more volatile than securities of
                                             larger companies.

                                    -        The performance of the Series and
                                             Fund will depend on whether or not
                                             the investment adviser or
                                             sub-adviser are successful in
                                             pursuing the investment strategy.

                                    -        Please see "Additional Risk
                                             Information" for a description of
                                             these and other risks associated
                                             with the Underlying Series and an
                                             investment in the Fund.
--------------------------------------------------------------------------------
Investor Profile                    -        For investors seeking long-term
                                             growth of capital consistent with
                                             the volatility of the equity
                                             markets.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

      As of the date of this prospectus, the Service Shares of the Fund have not yet commenced operations. Therefore, it does not have any performance to include in this prospectus.

FEES AND EXPENSES

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      Service Shares
                                                                                --------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering
        price)                                                                      None
Maximum deferred sales charge                                                       None
Maximum sales charge imposed on reinvested dividends (and other distributions)      None
Redemption fee(a)                                                                   1.00%
Exchange fee(a)                                                                     1.00%

(a) Service Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                                   None
Shareholder service fees                                                             0.25%
Other expenses(2)                                                                    0.86%
Underlying Series' expenses(3)                                                       1.15%
TOTAL ANNUAL OPERATING EXPENSES(4)                                                   2.26%
Waivers/Reimbursements                                                              (0.86)%
Net expenses                                                                         1.40%

(1) The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Bennett Lawrence Management, LLC, Eubel Brady and Suttman Asset Management, Inc. and Equity Investment Corporation, each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.55%, 0.50% and 0.50%, respectively.

(2) "Other expenses" are based on estimated expenses for the current fiscal year.

(3) "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund - Underlying Series Expenses." Total annual operating expenses and the example set forth below are based on estimated Underlying Series' expenses which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.15%. Underlying Series' expenses for the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.

(4) For Service Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.40%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

      This Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006) were charged and remained the same over the time periods; and

            - you redeemed all of your investment at the end of the time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                                 1 Year    3 Years
--------------                                                 ------    -------
Wilmington Mid Cap Strategic Allocation Fund                    $143       $472

The above Example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

SUMMARY

Investment Objective                -        The investment objective of the
                                             WILMINGTON SMALL CAP STRATEGIC
                                             ALLOCATION FUND is to achieve
                                             long-term capital appreciation.

Investment Focus                    -        Equity (or related) securities.

Share Price Volatility              -        High.

Principal Investment Strategy       -        The Fund does not buy individual
                                             securities directly. Instead, the
                                             Fund pursues its investment
                                             objective by investing in other
                                             mutual funds - currently the Small
                                             Cap Quantitative Series and the
                                             Small Cap Multi-Manager Series of
                                             WT Investment Trust I (the
                                             "Underlying Series"). The Fund
                                             invests its assets in the
                                             Underlying Series in accordance
                                             with weightings determined by the
                                             investment adviser. Each of the
                                             Underlying Series invests directly
                                             in small capitalization equity
                                             securities in accordance with its
                                             investment policies and strategies.

                                    -        The WILMINGTON SMALL CAP STRATEGIC
                                             ALLOCATION FUND invests at least
                                             80% of its assets in shares of the
                                             Underlying Series, which invest
                                             primarily in small capitalization
                                             equity securities. These Underlying
                                             Series are intended to give the
                                             Fund broad exposure to small cap
                                             companies in the U.S. equity
                                             markets. Currently, the Fund
                                             invests in the shares of the Small
                                             Cap Quantitative Series and the
                                             Small Cap Multi-Manager Series of
                                             WT Investment Trust I; however, at
                                             any time, the Fund's investment
                                             adviser, Rodney Square Management
                                             Corporation ("RSMC"), may add or
                                             substitute Underlying Series in
                                             which the Fund may invest.

                                    -        In deciding how to allocate the
                                             Fund's assets between the
                                             Underlying Series, the investment
                                             adviser considers its outlook for
                                             the U.S. economy and financial
                                             markets, and the relative market
                                             valuations and volatility of the
                                             Underlying Series. The Fund
                                             normally invests within a range of
                                             0% to 60% of its assets in the
                                             Small Cap Quantitative Series and
                                             within a range of 40% to 100% of
                                             its assets in the Small Cap
                                             Multi-Manager Series. The
                                             investment adviser reserves the
                                             right to adjust the percentages
                                             invested in the Underlying Series
                                             and to substitute add or subtract
                                             to the Underlying Series.

Principal Risks                     -        ALLOCATION RISK. In managing the
                                             Fund, the investment adviser
                                             allocates assets among the
                                             Underlying Series. The Fund's
                                             investment performance depends, in
                                             part, upon how its assets are
                                             allocated and reallocated among
                                             these Underlying Series. A
                                             principal risk of investing in the
                                             Fund is that the investment
                                             adviser's allocation techniques and
                                             decisions and/or selection of
                                             Underlying Series will not produce
                                             the desired results, and therefore
                                             the Fund may not achieve its
                                             investment objective.

                                    -        UNDERLYING SERIES RISKS. The value
                                             of your investment in the Fund is
                                             directly related to the investment
                                             performance of the Underlying
                                             Series in which it invests.
                                             Therefore, the principal risks of
                                             investing in the Fund are closely
                                             related to the principal risks
                                             associated with the Underlying
                                             Series
                                             and their investments. Because the
                                             Fund's allocation among two or more
                                             Underlying Series will vary, your
                                             investment may be subject to any
                                             and all of these risks at different
                                             times and to different degrees.
                                             Among the principal risks of the
                                             Underlying Series, which could
                                             adversely affect the net asset
                                             value and total return of the Fund,
                                             are:

                                    -        An investment in the Fund is not a
                                             deposit of Wilmington Trust Company
                                             or any of its affiliates and is not
                                             insured or guaranteed by the
                                             Federal Deposit Insurance
                                             Corporation or any other government
                                             agency.

                                    -        It is possible to lose money by
                                             investing in the Fund. There is no
                                             guarantee that the stock market or
                                             the securities that the Series
                                             holds will increase in value.

                                    -        The Fund's share price will
                                             fluctuate in response to changes in
                                             the market value of the Series'
                                             investments. Market value changes
                                             result from business or economic
                                             developments affecting an issuer as
                                             well as general market and economic
                                             conditions.

                                    -        Growth-oriented investments may be
                                             more volatile than the rest of the
                                             U.S. stock market as a whole.

                                    -        A value-oriented investment
                                             approach is subject to the risk
                                             that a security believed to be
                                             undervalued does not appreciate in
                                             value as anticipated.

                                    -        Because the Small Cap Multi-Manager
                                             Series employs a multi-manager
                                             approach, the interplay of the
                                             various strategies employed by the
                                             investment adviser and sub-advisers
                                             may result in the Series holding
                                             large positions in certain types of
                                             securities, industries or sectors,
                                             which may have a negative effect on
                                             performance.

                                    -        Each Series may use equity
                                             derivatives to pursue its
                                             investment objective. The use of
                                             derivatives may expose a Series to
                                             additional risks that it would not
                                             be subject to if it invested
                                             directly in the securities
                                             underlying those derivatives. These
                                             risks may cause the Series to
                                             experience higher losses than a
                                             fund that does not use derivatives.

                                    -        Small capitalization companies may
                                             be more vulnerable than large
                                             companies to adverse business or
                                             economic developments, and their
                                             securities may be less liquid and
                                             more volatile than securities of
                                             larger companies.

                                    -        The performance of the Series and
                                             Fund will depend on whether or not
                                             the investment adviser and
                                             sub-adviser are successful in
                                             pursuing an investment strategy.

                                    -        Please see "Additional Risk
                                             Information" for a description of
                                             these and other risks associated
                                             with the Underlying Series and an
                                             investment in the Fund.

Investor Profile                    -        For investors seeking long-term
                                             growth of capital consistent with
                                             the volatility of the equity
                                             markets.

PERFORMANCE INFORMATION

         The Service Shares of the Fund were first offered on July 1, 2003 and therefore, do not have a full calendar year of performance.

FEES AND EXPENSES

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          Service Shares
                                                                                    --------------
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)                                                                           None

Maximum deferred sales charge                                                             None

Maximum sales charge imposed on reinvested dividends (and other
distributions)                                                                            None

Redemption fee(a)                                                                         1.00%

Exchange fee(a)                                                                           1.00%

(a) Service Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
Management fees(1)                                                                                   None
Shareholder service fees                                                                             0.25%
Other expenses(2)                                                                                    0.86%
Underlying Series' expenses(3)                                                                       1.25%
TOTAL ANNUAL OPERATING EXPENSES(4)                                                                   2.36%
Waivers/Reimbursements                                                                              (0.86)%
NET EXPENSES                                                                                         1.50%

(1) The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Batterymarch Financial Management, Inc. and Systematic Financial Management, L.P., each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.70% and 0.80%, respectively.

(2) "Other expenses" are based on estimated expenses for the current fiscal year.

(3) "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund - Underlying Series Expenses." Total annual operating expenses including waivers and reimbursements and the example set forth below are based on estimated Underlying Series' expenses which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.25%. Underlying Series' expenses for the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.

(4) For Service Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.50%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         -        you reinvested all dividends and other distributions;

         -        the average annual return was 5%;

         - the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006) were charged and remained the same over the time periods; and

         - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                                   1 Year    3 Years
--------------                                                   ------    -------
Wilmington Small Cap Strategic Allocation Fund                    $153       $505


         The above Example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                        ADDITIONAL INVESTMENT INFORMATION

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Large Cap Quantitative Series and in the Large Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

         Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (large capitalization) and investment style or category (growth, value or enhanced index).

         The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth oriented or value oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

         The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

THE UNDERLYING SERIES

                          LARGE CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Large Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The Large Cap Quantitative Series invests at least 80% of its assets in equity securities of large capitalization, U.S. based companies included in the S&P 500 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P 500/Barra Growth Index) and "value" style securities (as represented by the S&P 500/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

         When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series' assets between a growth weighted portfolio or a value weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does PPA seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

         PPA invests in a representative sample of securities in the S&P 500 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P 500/Barra Growth Index and a value portion based on the S&P 500/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P 500/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P 500 Index or its component S&P 500/Barra Indices, but it will usually hold 200 to 350 of those securities.

         The performance of the Series and its benchmark index, the S&P 500 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P 500/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P 500 Index.

                         LARGE CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Large Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The LARGE CAP MULTI-MANAGER SERIES invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

         - common stock of U.S. corporations that have that have a market capitalization at least equal to that of the smallest company in the S&P 500 Index ("large cap company"), at the time of purchase;

         - exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs, Vipers; and

         - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.

Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

         As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

         ADVISER ALLOCATION

         The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth oriented stock selection or value oriented stock selection. Currently, the Series' sub-advisers are Armstrong Shaw

Associates Inc. ("ASA"), a value oriented sub-adviser, and Montag & Caldwell, Inc. ("M&C"), a growth oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

         The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

         ARMSTRONG SHAW ASSOCIATES, INC.

         ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company by company view of investing.

         Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Series. ASA feels constant monitoring of these positions with regular discussions with management to be a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

         In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it owns. These target points help ASA to avoid the emotional excesses of the market with respect to the Series' investments.

         MONTAG & CALDWELL, INC.

         M&C's the Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to a proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified dividend discount model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently grouping companies by statistical results. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

         If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally expected to be 30 to 40 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         - ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

         - UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

                  The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

         The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

         - DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

         - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         - VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

         - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Large Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Underlying Series performance.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MANAGEMENT OF THE FUND

         The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

         RSMC, the investment adviser for the Wilmington Large Cap Strategic Allocation Fund, the Large Cap Quantitative Series and the Large Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and their Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

         The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Large Cap Quantitative Series and the Large Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Large Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Large Cap Multi-Manager Series is directly responsible for paying each of ASA and M&C, sub-advisers to the Series, monthly sub-advisory fees at the annual rate of 0.50% and 0.65% of average daily net assets under their respective management.

         Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER - LARGE CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

         PPA, the sub-adviser to the Large Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

         On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

         Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS - LARGE CAP MULTI-MANAGER SERIES

ARMSTRONG SHAW ASSOCIATES INC.

         ASA, a sub-adviser to the Large Cap Multi-Manager Series, is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2003, ASA had assets under management of approximately $5.4 billion.

         Jeffrey Shaw is the lead portfolio manager for the portion of the Series managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

MONTAG & CALDWELL, INC.

         M&C, a sub-adviser to the Large Cap Multi-Manager Series, is a registered investment adviser founded in 1945 and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2003, M&C had assets under management of approximately $28.2 billion. An investment management team makes the investment decisions with respect to the portion of assets of the Large Cap Multi-Manager Series allocated to M&C.

         Ronald E. Canakaris, CIC, CFA, leads the investment management team that sub-advises a portion of the assets of the Large Cap Multi-Manager Series. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a BS and BA from the University of Florida.

UNDERLYING SERIES EXPENSES

         The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series after any fee waivers and expense reimbursements. These expenses are set forth in the table below.

                                                                         LARGE CAP                  LARGE CAP MULTI-MANAGER
                                                                    QUANTITATIVE SERIES                      SERIES
                                                                    -------------------                      ------
Management fees                                                            0.65%(1)                           0.98%(2)
Other expenses(3)                                                          0.31%                              0.31%
TOTAL ANNUAL OPERATING EXPENSES                                            0.96%                              1.29%
Fees Waived and Expenses reimbursed(4)                                    (0.14)%                            (0.19)%
NET ANNUAL OPERATING EXPENSES(4)                                           0.82%                              1.10%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.

(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.50% and 0.65%, of annual average net assets payable to ASA and M&C, respectively.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent the combined total annual operating expenses of the Large Cap Quantitative Series and Large Cap Multi-Manager Series would otherwise exceed 1.00% flowing through to the Wilmington Large Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 35% for the Large Cap Quantitative Series and 65% for the Large Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.00%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the WILMINGTON MID CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Mid Cap Quantitative Series and in the Mid Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

         Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (medium-sized or mid capitalization) and investment style or category (growth, value or enhanced index).

         The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth oriented or value oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

         The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

THE UNDERLYING SERIES

                           MID CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

         The investment objective of the Mid Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

         The Mid Cap Quantitative Series invests at least 80% of its assets in equity securities of mid capitalization, U.S. based companies included in the S&P MidCap 400 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P MidCap 400/Barra Growth Index) and "value" style securities (as represented by the S&P MidCap 400/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

         When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series assets between a growth weighted portfolio or a value weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

         Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. The sub-adviser does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

         PPA invests in a representative sample of securities in the S&P MidCap 400 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P MidCap 400/Barra Growth Index and a value portion based on the S&P MidCap 400/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P MidCap 400/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P MidCap 400 Index or its component S&P MidCap 400/Barra Indices, but it will usually hold 150 to 300 of those securities.

         The performance of the Series and its benchmark index, the S&P MidCap 400 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P MidCap 400/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P MidCap 400 Index.

                          MID CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

      The investment objective of the Mid Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

      The Mid Cap Multi-Manager Series invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

      - common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P MidCap 400 Index ("mid cap company"), at the time of purchase

      - exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs, Vipers

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies

Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

      ADVISER ALLOCATION

      The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

      RSMC will allocate the balance of the Series' assets among the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth oriented stock selection or value oriented stock selection. Currently, the Series' sub-advisers are Bennett Lawrence Management, LLC ("BLM"), a growth-oriented sub-adviser, Eubel Brady and Suttman Asset Management, Inc. ("EBS"), a value-oriented sub-adviser, and Equity Investment Corporation ("EIC"), a value-oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

      The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

      BENNETT LAWRENCE MANAGEMENT, LLC

      BLM employs a mid cap growth investment strategy of investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

      In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 25-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Series to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

      EUBEL BRADY AND SUTTMAN ASSET MANAGEMENT, INC.

      EBS follows an domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have a relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.

      EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios "price-to" ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long term growth prospects. At times, both core and anomaly holdings are held. Once an company has been identified for potential investment by EBS's research team, that company is presented to EBS's Investment Policy Committee which makes the final decision to purchase. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.

      EQUITY INVESTMENT CORPORATION

      EIC's seeks to combine the strengths of growth and value disciplines, avoiding "value-oriented" companies that are no longer capable of increasing earnings, and the excessive valuations and momentum orientation often accompanying "growth" style investors. In general, EIC seeks to invest with growth as an objective, and price as a discipline.

      EIC will in invest in a mix of large, mid and small companies, with mid-cap companies predominating. Earnings growth is essential to EIC's investments, because a company's stock price ultimately follows its earnings. However, EIC also adheres to a valuation discipline in selecting investments. In determining a reasonable price to pay for a security today for future growth, EIC considers the following:

      - Rate of Growth: EIC generally invests in companies with long-term growth rates of 9% to 20%. Companies growing less than this are unlikely to offer long-term appreciation above the market, while companies growing above 20% are unlikely to sustain such rates.

      - Duration of Growth: EIC invests in companies where growth has been, and is expected to be, of long duration.

      - Capital Intensity of Growth: EIC seeks to invest in companies that require relatively low amounts of capital to finance growth, believing that a company's value should be determined by the amount of cash owners can get out of the company, not how much they can invest into it. As a result, EIC's investments usually earn high returns on the capital invested in the business.

      Sell Discipline. While some companies warrant holding for extended periods, especially when tax consequences are considered, the number of such companies is far fewer than generally realized. Most companies are exposed to competition, as well as changes in tastes and technology. Franchises that seem impregnable usually prove vulnerable with time. Thus, for the vast majority of companies, a sell discipline is appropriate. EIC sells under the following conditions:

      -     The security reaches the targeted sell price;

      - The firm's financial strength (i.e., quality) rating falls below average;

      - The firm experiences a dramatic change in its business so that historical data is no longer valid for determining its value; and

      - The company is unable to reestablish growth after 12 months of ownership.

Employing this sell discipline, EIC's expects that the average holding period of securities held will be approximately three years, and that approximately 70% of gains will be long-term.

      Diversification. Diversification limits the risk in any one security, allows the investor to participate in a broader range of market opportunities, and achieves a steadier flow of results. EIC's portfolios are designed to offer four levels of diversification:

      - Style Diversification by holding companies with growth and value characteristics

      - Size Diversification by holding a mix of large, mid-sized, and small companies. While this mix has varied depending on market conditions, a normal expectation is 0-25% large companies, 50-75% mid-sized companies, and 10-50% small companies

      - Economic Sector Diversification. EIC's holdings offer broad sector diversification, although the firm generally make few investments in utilities due to low growth rates

      - Industry Diversification. EIC invests across a wide array of industries, so that no single industry predominates the portfolio's returns

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

      - ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

      - UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

      - The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

      The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

      - MID CAP RISK: Mid cap or medium size companies may be more vulnerable than larger companies to adverse business or economic developments. Mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

      - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

      - VALUE INVESTING RISK: The risk that the investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

      - DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

      - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      - VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

      - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Mid Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Underlying Series performance.

MANAGEMENT OF THE FUND

      The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

      RSMC, the investment adviser for the Wilmington Mid Cap Strategic Allocation Fund, the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

      The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Mid Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Mid Cap Multi-Manager Series is directly responsible for paying each of BLM, EBS and EIC, sub-advisers to the Series, monthly sub-advisory fees at the annual rate of 0.55%, 0.50% and 0.50%, of average daily net assets under their respective management.

      Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

      The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER - MID CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

      PPA, the sub-adviser to the Mid Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

      On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

      Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS - MID CAP MULTI-MANAGER SERIES

BENNETT LAWRENCE MANAGEMENT, LLC

      BLM, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1995 and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2003, BLM had assets under management of approximately $994 million.

      BLM employs a mid cap growth investment strategy. In general, investments will be made in the shares of competitively advantaged, mid-sized companies that are benefiting from major demand trends. The sub-adviser believes that by limiting investments to strong companies in high-growth industries, the earnings results of their portfolio holdings should be higher and more consistent than the overall U.S. equity market.

      The sub-adviser's investment strategy utilizes top-down macroeconomic analysis to identify powerful demand trends and bottom-up fundamental security research for company selection. The sub-adviser has an in-house team of analysts that conduct high-level primary research on their portfolio holdings. Several of these analysts are industry specialists and are deployed in the economic sectors that have traditionally represented the most significant growth opportunities. By adhering to their investment strategy, the sub-advisor will not have exposure to all sectors or industries within the economy, therefore, BLM expects the portfolio that is managed on behalf of the Series to be more volatile than broad market indexes. BLM's commitment to fundamental research and investment strategy of limiting investments to high growth businesses should mitigate much of the risk associated with their asset class.

      Mr. Van Schreiber is the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of the CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his MBA in Finance from New York University and his undergraduate degree from Williams College.

EUBEL BRADY AND SUTTMAN ASSET MANAGEMENT, INC.

      EBS, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1993 and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of September 30, 2003, EBS had assets under management of approximately $2.1 billion.

      Robert J. Suttman, II, CFA, is the President and a principal of EBS. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee.

EQUITY INVESTMENT CORPORATION

      EIC, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1986 and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2003, EIC had assets under management of approximately $188 million.

      James F. Barksdale is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

UNDERLYING SERIES EXPENSES

      The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series. These expenses are set forth in the table below.

                                                     MID CAP                  MID CAP
                                              QUANTITATIVE SERIES     MULTI-MANAGER SERIES

Management fees                                       0.65%(1)                0.92%(2)
Other expenses (3)                                    0.31%                   0.31%
TOTAL ANNUAL OPERATING EXPENSES                       0.96%                   1.23%
Fees Waived and Expenses reimbursed (4)               0.00%                   0.00%
NET ANNUAL OPERATING EXPENSES (4)                     0.96%                   1.23%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.

(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.55%, 0.50% and 0.50%, of annual average net assets payable to BLM, EBS and EIC, respectively.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Mid Cap Quantitative Series and Mid Cap Multi-Manager Series would otherwise exceed 1.15% flowing through to the Wilmington Mid Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 30% for the Mid Cap Quantitative Series and 70% for the Mid Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.15%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

INVESTMENT OBJECTIVE

      The investment objective of the WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Small Cap Quantitative Series and in the Small Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

      Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (small capitalization) and investment style or category (growth, value or enhanced index).

      The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include, but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth oriented or value oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

      The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

THE UNDERLYING SERIES

                          SMALL CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

      The investment objective of the Small Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

      The Small Cap Quantitative Series invests at least 80% of its assets in equity securities of small capitalization, U.S. based companies included in the S&P SmallCap 600 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P SmallCap 600/Barra Growth Index) and "value" style securities (as represented by the S&P SmallCap 600/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

      When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series assets between a growth weighted portfolio or a value weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

      Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. The sub-adviser does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

      PPA invests in a representative sample of securities in the S&P SmallCap 600 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P SmallCap 600/Barra Growth Index and a value portion based on the S&P SmallCap 600/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, have investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P SmallCap 600/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P SmallCap 600 Index or its component S&P SmallCap 600/Barra Indices, but it will usually hold 250 to 450 of those securities.

      The performance of the Series and its benchmark index, the S&P SmallCap 600 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P SmallCap 600/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. The sub-adviser also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P SmallCap 600 Index.

                         SMALL CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

      The investment objective of the Small Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

      The Small Cap Multi-Manager Series invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

      - common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P SmallCap 600 Index ("small cap company"), at the time of purchase;

      - exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares, Vipers; and

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

      ADVISER ALLOCATION

      The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

      RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth oriented stock selection or value oriented stock selection. Currently, the Series' sub-advisers are Batterymarch Financial Management, Inc. ("BFM"), a growth oriented sub-adviser, and Systematic Financial Management, L.P. ("SFM"), a value oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

      The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

       BATTERYMARCH FINANCIAL MANAGEMENT, INC.

       BFM employs a bottom-up quantitative approach to manage U.S. small cap growth equity assets. The goal of the process is to replicate the investment disciplines of the experienced fundamental investor, using quantitative methodologies to process fundamental data on a broad universe of companies, in an orderly and consistent manner. This approach enables our portfolio managers to process data for a substantially larger universe than a fundamental investor can, in effect using our quantitative strategies as a proxy for a team of analysts. BFM believes this strategy combines strong stock selection with effective risk control and low-cost trading.

       Investment Decision-Making Process. BFM uses a bottom-up, quantitative approach to manage U.S. small cap growth equities. BFM's proprietary stock selection model uses fundamental factors to rank the relative attractiveness of the 3,000 securities in its liquid universe on a daily basis across six dimensions: (i) cash flow; (ii) earnings growth; (iii) expectations, (iv) value;
(v) technical signals; and (vi) corporate signals. The factors in each category include traditional fundamental measures, such as book value to price, earnings per share forward to price, and sales momentum, as well as proprietary measures we have identified in-house. All factors are tested across twenty economic sectors, and those factors that are most predictive of excess return in a particular sector are "turned on." The output from the stock-ranking process is a list of all the stocks in the sub-adviser's investable universe, ranked one to one-hundred against other stocks within their own sectors. The stock selection process runs daily.

       Portfolio Construction. After stock selection, BFM considers portfolio construction -- and the rigorous risk management associated with it -- the most important component of the overall process. To make sector allocation decisions, the sub-adviser uses a proprietary sector model that ranks the relative attractiveness of twenty sectors. Based on rankings generated by the sector model, the four most highly rated sectors are overweighted versus the benchmark, the bottom four sectors are underweighted and all other sectors are neutral weighted.

       A multifactor risk model, the second component of the portfolio construction process, optimizes the portfolio. The model considers a number of variables and constraints, including stock rankings, sector allocations, market capitalization weights and tracking error versus the benchmark. BFM's proprietary trading strategy is designed to minimize transaction costs; the sub-adviser performs a daily analysis of completed trades, trade efficiency and transaction costs. The portfolio managers review all trade decisions and have the discretion to modify a buy-sell decision if, in their judgment, a significant market event has occurred that is not yet reflected in the data used by our models. Except as noted, portfolio managers do not override the model. The portfolios are monitored through daily, weekly and monthly diagnostics and formal reviews by the Investment Review Committee, which includes all of the BFM's investment professionals.

      SYSTEMATIC FINANCIAL MANAGEMENT L.P.

       SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

       Companies chosen for the Series exhibit strong operating cash flow and free cash flow, trade at below market multiples of their operating cash flow and free cash flow, and have limited financial leverage with extremely strong debt coverage ratios. SFM defines free cash flow as the amount of cash available to a company for distribution to stockholders or investment in its business, after paying for all expenses and providing for expenditures required to support continuing growth. Quantitative screens are run on a weekly basis in order to identify companies that have the following characteristics: (i) market capitalization between $100 million and $2.0 billion; (ii) strong operating cash flow and free cash flow; (iii) low debt-to-capital; and (iv) price-to-cash flow ratio lower than the market (both operating and free cash flow).

      The screening process results in a focus list of approximately 100 companies. The small cap team then performs intense fundamental analysis on the focus list. The fundamental analysis entails interviewing and evaluating company management, reviewing accounting practices, examining historical financial statements, and attending analyst meetings. The research process results in forward financial projections for sales, earnings, expenses, operating cash flow, and free cash flow.

       From this analysis a portfolio of approximately fifty equally-weighted stocks is assembled. As risk controls, SFM limits the portfolio to a maximum of 30% in any one sector and 5% in any individual stock. Positions are sold when companies become fairly valued due to price appreciation or when our price objective becomes unattainable due to a deterioration in the company's fundamentals. Additionally, SFM may sell a position if an alternative company looks more attractive on a relative valuation basis.

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

      - ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

      - UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

            The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

      The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

      - SMALL CAP RISK: Small cap or medium size companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

      - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

      - VALUE INVESTING RISK: The risk that the investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

      - DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

      - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      - VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

      - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Small Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater affect on the Underlying Series performance.

MANAGEMENT OF THE FUND

      The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

      RSMC, the investment adviser for the Wilmington Small Cap Strategic Allocation Fund, the Small Cap Quantitative Series and the Small Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees its investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

      The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Small Cap Quantitative Series and the Small Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Small Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Small Cap Multi-Manager Series is directly responsible for paying each of BFM and SFM sub-advisers to the Series, monthly sub-advisory fees at the annual rate of, 0.70% and, 0.80% of average daily net assets under their respective management.

      Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER - SMALL CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

      PPA, the sub-adviser to the Small Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

      On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 4, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

      Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS - SMALL CAP MULTI-MANAGER SERIES

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

      BFM, a sub-adviser to the Small Cap Multi-Manager Series, is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to individuals, mutual funds, pension plans, trusts and corporations. As of September 30, 2003, BFM had assets under management of approximately $9.3 billion.

      William L. Elcock is Chief Executive Officer and Senior Portfolio Manager of BFM. He manages the firm's business operations, with overall responsibility for all major investment management decisions. He joined Batterymarch in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, Mr. Elcock assumed additional senior management responsibilities as Deputy Chief Executive Officer. He was named Chief Executive Officer in 2002.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

      SFM, a sub-adviser to the Small Cap Multi-Manager Series, is a registered investment adviser founded in 1982 and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2003, SFM had assets under management of approximately $5.7 billion.

      Ken Burgess, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

UNDERLYING SERIES EXPENSES

      The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series. These expenses are set forth in the table below.





                                     SMALL CAP          SMALL CAP
                                   QUANTITATIVE    MULTI-MANAGER SERIES
                                      SERIES
Management fees                       0.65%(1)            1.15%(2)
Other expenses(3)                      0.31%              0.31%
TOTAL ANNUAL OPERATING EXPENSES        0.96%              1.46%
Fees Waived and Expenses              (0.08)%            (0.09)%
reimbursed(4)
NET ANNUAL OPERATING EXPENSES(4)       0.88%              1.37%


(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.

(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.70% and 0.80%, of annual average net assets payable to BFM and SFM, respectively.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Small Cap Quantitative Series and Small Cap Multi-Manager Series would otherwise exceed 1.25% flowing through to the Wilmington Small Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 25% for the Small Cap Quantitative Series and 75% for the Small Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.25%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                               SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

Asset                                                      Shareholder
Management                                                 Services

    INVESTMENT ADVISER                                      TRANSFER AGENT

 Rodney Square Management Corp.                               PFPC Inc.
    1100 North Market Street                               760 Moore Road
      Wilmington, DE 19890                             King of Prussia, PA 19406


                                                         Handles shareholder
Manages the investment                                   services, including
activities of the Funds                                  record keeping and
and each Underlying                                      statements, payment of
Series'.                                                 distributions and
                                                         processing of buy and
                                                         sell requests.





                                          WT MUTUAL FUND

                                       WILMINGTON LARGE CAP
                                    STRATEGIC ALLOCATION FUND
                                        WILMINGTON MID CAP
                                    STRATEGIC ALLOCATION FUND
Fund                                   WILMINGTON SMALL CAP         Asset
Operations                          STRATEGIC ALLOCATION FUND       Safe Keeping

          ADMINISTRATOR                                                     CUSTODIAN

 Rodney Square Management Corp.                                     Wilmington Trust Company
   1100 North Market Street                                          1100 North Market Street
    Wilmington, DE 19890                                               Wilmington, DE 19890

   SUB-ADMINISTRATOR AND
     ACCOUNTING AGENT                                                     PPFC Trust Company
                                                                         Please insert address
         PFPC Inc.
   301 Bellevue Parkway
   Wilmington, DE 19809                                                  Holds each Fund's
                                                                         assets, settles all
Provides facilities,                                                     portfolio trades and
equipment and personnel to                                               collects most of the
carry out administrative                                                 valuation data
services related to each                                                 required for
Fund and calculates each                                                 calculating each
Fund's NAV and                                                           Fund's NAV per share.
distributions.

                              Distribution

                                     DISTRIBUTOR

                               PFPC Distributors, Inc.
                                    760 Moore Road
                              King of Prussia, PA 19406


                                Distributes the Funds'
                                       shares.


                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Underlying Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Underlying Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.


      PFPC determines the net asset value ("NAV") per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

      Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

   New Year's Day                 Good Friday              Labor Day
   Martin Luther King, Jr. Day    Memorial Day             Thanksgiving Day
   Presidents' Day                Independence Day         Christmas Day


PURCHASE OF SHARES


      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Fund is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Strategic Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                      Overnight mail:
-------------                      ---------------
Wilmington Strategic Allocation    Wilmington Strategic Allocation
Funds                              Funds
c/o PFPC Inc.                      c/o PFPC Inc.
P.O.  Box 9828                     760 Moore Road
Providence, RI 02940               King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day if received after 4:00 p.m. Eastern time or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: Each Fund will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (as defined below). This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                      Overnight mail:
-------------                      ---------------
Wilmington Strategic Allocation    Wilmington Strategic Allocation
Funds                              Funds
c/o PFPC Inc.                      c/o PFPC Inc.
P.O.  Box 9828                     760 Moore Road
Providence, RI 02940               King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to hold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES


      You may exchange all or a portion of your shares in a Fund for Service Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Large Cap Strategic Allocation Fund
      Wilmington Mid Cap Strategic Allocation Fund
      Wilmington Small Cap Strategic Allocation Fund
      Wilmington Premier Money Market Portfolio
      Wilmington Prime Money Market Portfolio
      Wilmington U.S. Government Portfolio
      Wilmington Tax-Exempt Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares of the Fund are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS


      Distributions from the net investment income, if any, of each Fund, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      PFPC Distributors, Inc. manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

      The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE

      Other institutional investors, including other mutual funds, may invest in the master funds. This structure enables various institutional investors, including the Funds, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Funds, will pay its proportionate share of the master fund's expenses.

      For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

SHARE CLASSES

      The Funds issues Institutional, Investor and Service Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions with a Fund and are subject to a shareholder service fee.

                                    GLOSSARY

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

MARKET CAPITALIZATION OR "CAP":

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies, which are companies with growth earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

VALUE STOCKS:

Value stocks are the common stocks of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

THE NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      ---------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m.  to 5:00 p.m.
      Eastern time

      Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.
      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.





   The investment company registration number for WT Mutual Fund is 811-08648.

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                        WILMINGTON REAL ESTATE PORTFOLIO

                               OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Funds:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND DESCRIPTIONS -- A LOOK AT THE GOALS, STRATEGIES, RISKS,
  FEES AND EXPENSES OF THE FUNDS
    Wilmington Large Cap Strategic Allocation Fund..........    3
    Wilmington Mid Cap Strategic Allocation Fund............    7
    Wilmington Small Cap Strategic Allocation Fund..........   11
    Wilmington International Multi-Manager Portfolio........   15
    Wilmington Real Estate Portfolio........................   20
ADDITIONAL INVESTMENT INFORMATION
    Wilmington Large Cap Strategic Allocation Fund..........   24
         Investment Objective...............................   24
         Primary Investment Strategies......................   24
         The Underlying Series..............................   25
         Additional Risk Information........................   29
         Management of the Fund.............................   31
    Wilmington Mid Cap Strategic Allocation Fund............   34
         Investment Objective...............................   34
         Primary Investment Strategies......................   34
         The Underlying Series..............................   35
         Additional Risk Information........................   40
         Management of the Fund.............................   42
    Wilmington Small Cap Strategic Allocation Fund..........   46
         Investment Objective...............................   46
         Primary Investment Strategies......................   46
         The Underlying Series..............................   47
         Additional Risk Information........................   51
         Management of the Fund.............................   53
    Wilmington International Multi-Manager Portfolio........   57
         Investment Objective...............................   57
         Primary Investment Strategies......................   57
         The Underlying Series..............................
         Additional Risk Information........................   59
         Financial Highlights...............................   61
         Management of the Fund.............................   62
    Wilmington Real Estate Portfolio........................   65
         Investment Objective...............................   65
         Primary Investment Strategies......................   65
         The Underlying Series..............................
         Additional Risk Information........................   68
         Management of the Fund.............................   70
SERVICE PROVIDERS...........................................   72
SHAREHOLDER INFORMATION
         Pricing of Shares..................................   73
         Purchase of Shares.................................   73
         Redemption of Shares...............................   74
         Exchange of Shares.................................   76
         Distributions......................................   77
         Taxes..............................................   77
DISTRIBUTION ARRANGEMENTS
         Master/Feeder Structure............................   79
         Share Classes......................................   79
GLOSSARY....................................................   80
FOR MORE INFORMATION........................................   82

For information about key terms and concepts, please refer to the "Glossary."

                               FUND DESCRIPTIONS

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The investment objective of the WILMINGTON LARGE CAP
                                      STRATEGIC ALLOCATION FUND is to achieve long-term capital
                                           appreciation.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Equity (or related) securities.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   High.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Fund does not buy individual securities directly.
                                      Instead, the Fund pursues its investment objective by
                                           investing in other mutual funds -- currently the Large
                                           Cap Quantitative Series and the Large Cap Multi-
                                           Manager Series of WT Investment Trust I (the
                                           "Underlying Series"). The Fund invests its assets in
                                           the Underlying Series in accordance with weightings
                                           determined by the investment adviser. Each of the
                                           Underlying Series invests directly in large
                                           capitalization equity securities in accordance with its
                                           investment policies and strategies.
                                      --   The WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                                      invests at least 80% of its assets in shares of the
                                           Underlying Series, which invest primarily in large
                                           capitalization equity securities. These Underlying
                                           Series are intended to give the Fund broad exposure to
                                           large cap companies in the U.S. equity markets.
                                           Currently, the Fund invests in the shares of the Large
                                           Cap Quantitative Series and the Large Cap Multi-Manager
                                           Series of WT Investment Trust I; however, at any time,
                                           the Fund's investment adviser, Rodney Square Management
                                           Corporation ("RSMC"), may add or substitute Underlying
                                           Series in which the Fund may invest.
                                      --   In deciding how to allocate the Fund's assets between
                                      the Underlying Series, the investment adviser considers its outlook for the U.S. economy and financial markets, and
                                           the relative market valuations and volatility of the
                                           Underlying Series. The Fund normally invests within a
                                           range of 0% to 60% of its assets in the Large Cap
                                           Quantitative Series and within a range of 40% to 100%
                                           of its assets in the Large Cap Multi-Manager Series.
                                           The investment adviser reserves the right to adjust the
                                           percentages invested in the Underlying Series and to
                                           substitute, add or subtract to the Underlying Series.

Principal Risks                       --   ALLOCATION RISK.  In managing the Fund, the investment
                                      adviser allocates assets among the Underlying Series. The
                                           Fund's investment performance depends, in part, upon
                                           how its assets are allocated and reallocated among
                                           these Underlying Series. A principal risk of investing
                                           in the Fund is that the investment adviser's allocation
                                           techniques and decisions and/or selection of Underlying
                                           Series will not produce the desired results, and
                                           therefore the Fund may not achieve its investment
                                           objective.
                                      --   UNDERLYING SERIES RISKS.  The value of your investment
                                      in the Fund is directly related to the investment
                                           performance of the Underlying Series in which it
                                           invests. Therefore, the principal risks of investing in
                                           the Fund are closely related to the principal risks
                                           associated with the Underlying Series and their
                                           investments. Because the Fund's allocation among two or
                                           more Underlying Series will vary, your investment may
                                           be subject to any and all of these risks at different
                                           times and to different degrees. Among the principal
                                           risks of the Underlying Series, which could adversely
                                           affect the net asset value and total return of the
                                           Fund, are:
                                         --   An investment in the Fund is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit
                                              Insurance Corporation or any other government
                                              agency.
                                         --   It is possible to lose money by investing in the
                                      Fund. There is no guarantee that the stock market or the
                                              securities that the Series holds will increase in
                                              value.
                                         --   The Fund's share price will fluctuate in response to
                                      changes in the market value of the Series' investments.
                                              Market value changes result from business or
                                              economic developments affecting an issuer as well as
                                              general market and economic conditions.
                                         --   Growth-oriented investments may be more volatile
                                      than the rest of the U.S. stock market as a whole.
                                         --   A value-oriented investment approach is subject to
                                      the risk that a security believed to be undervalued does not appreciate in value as anticipated.
                                         --   Because the Large Cap Multi-Manager Series employs a
                                      multi-manager approach, the interplay of the various
                                              strategies employed by the investment adviser and
                                              sub-advisers may result in the Series holding large
                                              positions in certain types of securities, industries
                                              or sectors, which may have a negative effect on
                                              performance.

                                         --   Each Series may use equity derivatives to pursue its
                                      investment objective. The use of derivatives may expose a
                                              Series to additional risks that it would not be
                                              subject to if it invested directly in the securities
                                              underlying those derivatives. These risks may cause
                                              the Series to experience higher losses than a fund
                                              that does not use derivatives.
                                         --   The performance of the Series and Fund will depend
                                      on whether or not the investment adviser or sub-adviser are successful in pursuing the investment strategy.

                                         --   Please see "Additional Risk Information" for a
                                      description of these and other risks associated with the
                                              Underlying Series and the investment in the Fund.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   For investors seeking long-term growth of capital
                                      consistent with the volatility of the equity markets.
--------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION

     The Institutional Shares of the Fund were first offered on July 1, 2003, and therefore do not have a full calendar year of performance.

FEES AND EXPENSES

     Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                Institutional Shares
                                                                --------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                         None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(a)                                                      1.00%
Exchange fee(a)                                                        1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                  None
Distribution (12b-1) fees                                           None
Other expenses(2)                                                      0.86%
Underlying Series' expenses(3)                                         1.00%
TOTAL ANNUAL OPERATING EXPENSES                                        1.86%
Waivers/Reimbursements(4)                                             (0.86)%
NET EXPENSES(4)                                                        1.00%

(1) The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Armstrong Associates, Inc. and Montag & Caldwell, Inc., each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.50% and 0.65%, respectively.
(2) "Other expenses" are based on estimated expenses for the current fiscal year.
(3) "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund -- Underlying Series Expenses." Total annual operating expenses and the example set forth below are based on estimated Underlying Series' expenses, which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.00%. Underlying Series' expenses flowing through to the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.
(4) For Institutional Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.00%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

     This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006) were charged and remained the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                                          1 Year   3 Years
--------------------                                          ------   -------
Wilmington Large Cap Strategic Allocation Fund                 $102     $350

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------------------------

SUMMARY

--------------------------------------------------------------------------------------------------
Investment Objective                  --   The investment objective of the WILMINGTON MID CAP
                                      STRATEGIC ALLOCATION FUND is to achieve long-term capital
                                           appreciation.

--------------------------------------------------------------------------------------------------
Investment Focus                      --   Equity (or related) securities.

--------------------------------------------------------------------------------------------------
Share Price Volatility                --   High.

--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Fund does not buy individual securities directly.
                                      Instead, the Fund pursues its investment objective by
                                           investing in other mutual funds -- currently the Mid
                                           Cap Quantitative Series and the Mid Cap Multi-Manager
                                           Series of WT Investment Trust I (the "Underlying
                                           Series"). The Fund invests its assets in the Underlying
                                           Series in accordance with weightings determined by the
                                           investment adviser. Each of the Underlying Series
                                           invests directly in medium-sized or mid capitalization
                                           equity securities in accordance with its investment
                                           policies and strategies.

                                      --   The WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                                      invests at least 80% of its assets in shares of the
                                           Underlying Series, which invest primarily in
                                           medium-sized or mid capitalization equity securities.
                                           These Underlying Series are intended to give the Fund
                                           broad exposure to medium-sized or mid cap companies in
                                           the U.S. equity markets. Currently, the Fund invests in
                                           the shares of the Mid Cap Quantitative Series and the
                                           Mid Cap Multi-Manager Series of WT Investment Trust I;
                                           however, at any time, the Fund's investment adviser,
                                           Rodney Square Management Corporation ("RSMC"), may add
                                           or substitute Underlying Series in which the Fund may
                                           invest.

                                      --   In deciding how to allocate the Fund's assets between
                                      the Underlying Series, the investment adviser considers its outlook for the U.S. economy and financial markets, and
                                           the relative market valuations and volatility of the
                                           Underlying Series. The Fund normally invests within a
                                           range of 0% to 60% of its assets in the Mid Cap
                                           Quantitative Series and within a range of 40% to 100%
                                           of its assets in the Mid Cap Multi-Manager Series. The
                                           investment adviser reserves the right to adjust the
                                           percentages invested in the Underlying Series and to
                                           substitute, add or subtract to the Underlying Series.

--------------------------------------------------------------------------------------------------
Principal Risks                       --   ALLOCATION RISK.  In managing the Fund, the investment
                                      adviser allocates assets among the Underlying Series. The
                                           Fund's investment performance depends in part upon how
                                           its assets are allocated and reallocated among these
                                           Underlying Series. A principal risk of investing in the
                                           Fund is that the investment adviser's allocation
                                           techniques and decisions and/or selection of Underlying
                                           Series will not produce the desired results, and
                                           therefore the Fund may not achieve its investment
                                           objective.


                                      --   UNDERLYING SERIES RISKS.  The value of your investment
                                      in the Fund is directly related to the investment
                                           performance of the Underlying Series in which it
                                           invests. Therefore, the principal risks of investing in
                                           the Fund are closely related to the principal risks
                                           associated with the Underlying Series and their
                                           investments. Because the Fund's allocation among two or
                                           more Underlying Series will vary, your investment may
                                           be subject to any and all of these risks at different
                                           times and to different degrees. Among the principal
                                           risks of the Underlying Series, which could adversely
                                           affect the net asset value and total return of the
                                           Fund, are:

                                          --   An investment in the Fund is not a deposit of
                                             Wilmington Trust Company or any of its affiliates and
                                               is not insured or guaranteed by the Federal Deposit
                                               Insurance Corporation or any other government
                                               agency.

                                          --   It is possible to lose money by investing in the
                                             Fund. There is no guarantee that the stock market or
                                               the securities that the Series holds will increase
                                               in value.

                                          --   The Fund's share price will fluctuate in response
                                             to changes in the market value of the Series'
                                               investments. Market value changes result from
                                               business or economic developments affecting an
                                               issuer as well as general market and economic
                                               conditions.

                                          --   Growth-oriented investments may be more volatile
                                             than the rest of the U.S. stock market as a whole.

                                          --   A value-oriented investment approach is subject to
                                             the risk that a security believed to be undervalued
                                               does not appreciate in value as anticipated.

                                          --   Because the Mid Cap Multi-Manager Series employs a
                                             multi-manager approach, the interplay of the various
                                               strategies employed by the investment adviser and
                                               sub-advisers may result in the Series holding large
                                               positions in certain types of securities,
                                               industries or sectors, which may have a negative
                                               effect on performance.

                                          --   Each Series may use equity derivatives to pursue
                                             its investment objective. The use of derivatives may
                                               expose a Series to additional risks that it would
                                               not be subject to if it invested directly in the
                                               securities underlying those derivatives. These
                                               risks may cause the Series to experience higher
                                               losses than a fund that does not use derivatives.


                                          --   Mid capitalization companies may be more vulnerable
                                             than large companies to adverse business or economic
                                               developments, and their securities may be less
                                               liquid and more volatile than securities of larger
                                               companies.

                                          --   The performance of the Series and Fund will depend
                                             on whether or not the investment adviser or
                                               sub-adviser are successful in pursuing the
                                               investment strategy.

                                          --   Please see "Additional Risk Information" for a
                                             description of these and other risks associated with
                                               the Underlying Series and the investment in the
                                               Fund.

--------------------------------------------------------------------------------------------------
Investor Profile                      --   For investors seeking long-term growth of capital
                                      consistent with the volatility of the equity markets.

--------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION

     The Institutional Shares of the Fund were first offered on July 1, 2003, and therefore, do not have a full calendar year of performance.

FEES AND EXPENSES

     Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                Institutional Shares
                                                                --------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                         None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(a)                                                      1.00%
Exchange fee(a)                                                        1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                   None
Distribution (12b-1) fees                                            None
Other expenses(2)                                                       0.86%
Underlying Series' expenses(3)                                          1.15%
TOTAL ANNUAL OPERATING EXPENSES                                         2.01%
Waivers/Reimbursements(4)                                              (0.86)%
NET EXPENSES(4)                                                         1.15%

(1) The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Bennett Lawrence Management, LLC, Eubel Brady and Suttman Asset Management, Inc. and Equity Investment Corporation, each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.55%, 0.50% and 0.50%, respectively.
(2) "Other expenses" are based on estimated expenses for the current fiscal year.
(3) "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund -- Underlying Series Expenses." Total annual operating expenses and the example set forth below are based on estimated Underlying Series' expenses, which flow through the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.15%. Underlying Series expenses flowing through to the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.
(4) For Institutional Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.15%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

     This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006) were charged and remained the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                                          1 Year   3 Years
--------------------                                          ------   -------
Wilmington Mid Cap Strategic Allocation Fund                   $117     $397

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The investment objective of the WILMINGTON SMALL CAP
                                      STRATEGIC ALLOCATION FUND is to achieve long-term capital
                                           appreciation.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Equity (or related) securities.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Moderate to high.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Fund does not buy individual securities directly.
                                      Instead, the Fund pursues its investment objective by
                                           investing in other mutual funds -- currently the Small
                                           Cap Quantitative Series and the Small Cap Multi-
                                           Manager Series of WT Investment Trust I (the
                                           "Underlying Series"). The Fund invests its assets in
                                           the Underlying Series in accordance with weightings
                                           determined by the investment adviser. Each of the
                                           Underlying Series invests directly in small
                                           capitalization equity securities in accordance with its
                                           investment policies and strategies.
                                      --   The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
                                      invests at least 80% of its assets in shares of the
                                           Underlying Series, which invest primarily in small
                                           capitalization equity securities. These Underlying
                                           Series are intended to give the Fund broad exposure to
                                           small cap companies in the U.S. equity markets.
                                           Currently, the Fund invests in the shares of the Small
                                           Cap Quantitative Series and the Small Cap Multi-Manager
                                           Series of WT Investment Trust I; however, at any time,
                                           the Fund's investment adviser, Rodney Square Management
                                           Corporation ("RSMC"), may add or substitute Underlying
                                           Series in which the Fund may invest.
                                      --   In deciding how to allocate the Fund's assets between
                                      the Underlying Series, the investment adviser considers its outlook for the U.S. economy and financial markets, and
                                           the relative market valuations and volatility of the
                                           Underlying Series. The Fund normally invests within a
                                           range of 0% to 60% of its assets in the Small Cap
                                           Quantitative Series and within a range of 40% to 100%
                                           of its assets in the Small Cap Multi-Manager Series.
                                           The investment adviser reserves the right to adjust the
                                           percentages invested in the Underlying Series and to
                                           substitute, add or subtract to the Underlying Series.
--------------------------------------------------------------------------------------------------
Principal Risks                       --   ALLOCATION RISK.  In managing the Fund, the investment
                                      adviser allocates assets among the Underlying Series. The
                                           Fund's investment performance depends, in part, upon
                                           how its assets are allocated and reallocated among
                                           these Underlying Series. A principal risk of investing
                                           in the Fund is that the investment adviser's allocation
                                           techniques and decisions and/or

                                           selection of Underlying Series will not produce the
                                           desired results, and therefore the Fund may not achieve
                                           its investment objective.
                                      --   UNDERLYING SERIES RISKS.  The value of your investment
                                      in the Fund is directly related to the investment
                                           performance of the Underlying Series in which it
                                           invests. Therefore, the principal risks of investing in
                                           the Fund are closely related to the principal risks
                                           associated with the Underlying Series and their
                                           investments. Because the Fund's allocation among two or
                                           more Underlying Series will vary, your investment may
                                           be subject to any and all of these risks at different
                                           times and to different degrees. Among the principal
                                           risks of the Underlying Series, which could adversely
                                           affect the net asset value and total return of the
                                           Fund, are:
                                         --   An investment in the Fund is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit
                                              Insurance Corporation or any other government
                                              agency.
                                         --   It is possible to lose money by investing in the
                                      Fund. There is no guarantee that the stock market or the
                                              securities that the Series holds will increase in
                                              value.
                                         --   The Fund's share price will fluctuate in response to
                                      changes in the market value of the Series' investments.
                                              Market value changes result from business or
                                              economic developments affecting an issuer as well as
                                              general market and economic conditions.
                                         --   Growth-oriented investments may be more volatile
                                      than the rest of the U.S. stock market as a whole.
                                         --   A value-oriented investment approach is subject to
                                      the risk that a security believed to be undervalued does not appreciate in value as anticipated.
                                         --   Because the Small Cap Multi-Manager Series employs a
                                      multi-manager approach, the interplay of the various
                                              strategies employed by the investment adviser and
                                              sub-advisers may result in the Series holding large
                                              positions in certain types of securities, industries
                                              or sectors, which may have a negative effect on
                                              performance.
                                         --   Each Series may use equity derivatives to pursue its
                                      investment objective. The use of derivatives may expose a
                                              Series to additional risks that it would not be
                                              subject to if it invested directly in the securities
                                              underlying those derivatives. These risks may cause
                                              the Series to experience higher losses than a fund
                                              that does not use derivatives.
                                         --   Small capitalization companies may be more
                                      vulnerable than large companies to adverse business or
                                              economic developments, and their

                                              securities may be less liquid and more volatile than
                                              securities of larger companies.
                                         --   The performance of the Series and Fund will depend
                                      on whether or not the investment adviser and sub-adviser are successful in pursuing the investment strategy.
                                         --   Please see "Additional Risk Information" for a
                                      description of these and other risks associated with the
                                              Underlying Series and the investment in the Fund.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   For investors seeking long-term growth of capital
                                      consistent with the volatility of the equity markets.
--------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION

     The Institutional Shares of the Fund were first offered on July 1, 2003 and therefore, do not have a full calendar year of performance.

FEES AND EXPENSES

     Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                Institutional Shares
                                                                --------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                         None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(a)                                                      1.00%
Exchange fee(a)                                                        1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management fees(1)                                                None
Distribution (12b-1) fees                                         None
Other expenses(2)                                                    0.86%
Underlying Series' expenses(3)                                       1.25%
TOTAL ANNUAL OPERATING EXPENSES                                      2.11%
Waivers/Reimbursements(4)                                           (0.86)%
NET EXPENSES(4)                                                      1.25%

(1) The investment adviser to the Fund and to each of the Underlying Series is RSMC. RSMC is not paid an advisory fee for services provided to the Fund. Instead, RSMC, as investment adviser to the Underlying Series, receives a 0.40% advisory fee and each of Parametric Portfolio Associates, Batterymarch Financial Management, Inc. and Systematic Financial Management, L.P., each a sub-adviser to an Underlying Series, receives sub-advisory fees, before any waivers, of up to 0.25%, 0.70% and 0.80%, respectively.
(2) "Other expenses" are based on estimated expenses for the current fiscal year.
(3) "Underlying Series' expenses" are based on estimated expenses for the current fiscal year based upon the expected allocation of the Fund's assets among the Underlying Series. For a listing of the expenses, waivers and/or reimbursements associated with each Underlying Series, please see "Management of the Fund -- Underlying Series Expenses." Total annual operating expenses including waivers and reimbursements and the example set forth below are based on estimated Underlying Series' expenses which flow through to the Fund after any waivers or reimbursements. For the Underlying Series, RSMC has contractually agreed to waive a portion of the advisory fees received from the Underlying Series or reimburse expenses to the extent total annual operating expenses exceed 1.25%. Underlying Series' expenses flowing through to the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be lower than those shown above.
(4) For Institutional Shares of the Fund, RSMC has contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Underlying Series' expenses exceed 1.25%. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

     This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006) were charged and remained the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                                          1 Year   3 Years
--------------------                                          ------   -------
Wilmington Small Cap Strategic Allocation Fund                 $127     $428

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                                           (the "Fund") seeks superior long-term capital
                                           appreciation.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Equity (or related) securities
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   High
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Fund operates as a "feeder fund" which means that
                                           the Fund does not buy individual securities directly.
                                           Instead, it invests in a "master fund," which in turn
                                           purchases investment securities. The Fund invests all
                                           of its assets in a master fund which is a separate
                                           series of WT Investment Trust I. The Fund and its
                                           corresponding Series have the same investment
                                           objective, policies and limitations.
                                      --   The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                                           invests all of its assets in the International
                                           Multi-Manager Series (the "Series"), which invests at
                                           least 85% of its total assets in a diversified
                                           portfolio of equity (or related) securities of foreign
                                           issuers. The Series' investment adviser allocates the
                                           Series' assets to sub-advisers, or invests in
                                           exchange-traded funds. The sub-advisers may select
                                           stocks to be purchased or sold by the Series based upon
                                           fundamental research, country and trend analysis and
                                           whether the stocks are undervalued or have above
                                           average growth potential.
                                      --   The Series employs a multi-manager approach. Rodney
                                           Square Management Corporation serves as the Series
                                           investment adviser and has delegated the responsibility
                                           of the day-to-day management of the Series to Goldman
                                           Sachs Asset Management L.P. and Julius Baer Investment
                                           Management Inc.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Fund is subject to the risks summarized below which are further described under "Additional Risk Information."
                                      --   An investment in the Fund is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
                                      --   It is possible to lose money by investing in the Fund.
                                      There is no guarantee that the stock market or the stocks
                                           that the Series buys will increase in value.

                                      --   The Fund's share price will fluctuate in response to
                                      changes in the market value of the Series' investments.
                                           Market value changes result from business or economic
                                           developments affecting an issuer as well as general
                                           market and economic conditions.
                                      --   Investments in foreign (i.e. non-U.S.) markets are
                                      subject to foreign security risk and the risk of losses
                                           caused by changes in foreign currency exchanges rates.
                                      --   The Series may use derivatives to pursue its investment
                                      objective. The use of derivatives may expose the Series to additional risks that it would not be subject to if it
                                           invested directly in the securities underlying those
                                           derivatives. These risks may cause the Series to
                                           experience higher losses than a fund that does not use
                                           derivatives.
                                      --   The performance of the Series and the Fund will depend
                                      on whether or not the investment adviser or sub-advisers are successful in pursuing the investment strategy.
                                      --   Because the Series employs a multi-manager approach,
                                      the interplay of the various strategies employed by the
                                           investment adviser and sub-advisers may result in the
                                           Series indirectly holding large positions in certain
                                           types of securities, industries or sectors, which may
                                           have a negative affect on performance.
                                      --   Please see "Additional Risk Information" for a
                                      description of these and other risks associated with the
                                           Series and an investment in the Fund.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Investors who want the value of their investment to
                                      grow and who are willing to accept more volatility for the possibility of higher returns.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual returns for one, five and ten years, before and after taxes, compare with those of the MSCI EAFE Index, a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940
Act), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

1993                                                                   42.64%
1994                                                                   -1.36%
1995                                                                    7.30%
1996                                                                    8.60%
1997                                                                    3.43%
1998                                                                   13.48%
1999                                                                   41.72%
2000                                                                  -15.60%
2001                                                                  -26.91%
2002                                                                  -18.10%

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 15.36%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              30.08%                            -19.24%
       (December 31, 1999)                (September 30, 2002)

                                                            Since
INSTITUTIONAL SHARES                                       June 29,
AVERAGE ANNUAL RETURNS AS OF 12/31/02          1 Year      1998(1)       5 Years      10 Years
-------------------------------------          ------      --------      -------      --------
International Multi-Manager Portfolio Return
  Before Taxes                                 (18.10)%     (7.29)%       (4.07)%(2)  3.26%(2)
Return After Taxes on Distributions(3)         (18.10)%     (8.76)%         N/A          N/A
Return After Taxes on Distributions and Sale
  of Shares(3)                                 (11.11)%     (5.51)%         N/A          N/A
MSCI EAFE Index (reflects no deductions for
  fees, expenses or taxes)(4)                  (15.94)%     (6.34)%       (2.89)%      4.00%

1 For periods prior to June 29, 1998, the Fund's predecessor, the International
  Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
2 This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
4 The MSCI EAFE Index or the Morgan Stanley Capital International Europe,
  Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,000 companies listed on major stock exchanges in Europe, Australasia and the Far East.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                Institutional Shares
                                                                --------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                         None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(1)                                                      1.00%
Exchange fee(1)                                                        1.00%

1 Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1):


Management fees                                                     0.65%(2)
Distribution (12b-1) fees                                               None
Other expenses                                                         0.27%
Series expenses                                                        0.46%
TOTAL ANNUAL OPERATING EXPENSES                                        1.38%

1 The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series of the Trust in which the Fund invests.

2 The Management fee reflects a 0.15% advisory fee payable to Rodney Square
  Management Corporation and a 0.50% sub-advisory fee payable to each of Goldman Sachs Asset Management L.P. and Julius Baer Investment Management, Inc. The sub-advisory fee is paid to each sub-adviser only on the portion of the Fund's assets the respective sub-adviser manages. The Series is responsible for paying the advisory fee to Rodney Square Management Corporation and the sub-advisory fee to the sub-advisers.

EXAMPLE

     This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. This example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Fund's total operating expenses are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                            1 Year   3 Years   5 Years   10 Years
--------------------                            ------   -------   -------   --------
International Multi-Manager Portfolio            $141     $437      $755      $1,657

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                        WILMINGTON REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------------------------

SUMMARY

--------------------------------------------------------------------------------------------------
Investment Objective                  --   The investment objective of WILMINGTON REAL ESTATE
                                      PORTFOLIO (the "Fund") is to achieve long-term growth of
                                           capital and high current income through investments in
                                           companies in the real estate industry.

--------------------------------------------------------------------------------------------------
Investment Focus                      --   Equity (or related) securities

--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Moderate

--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Fund operates as a "feeder fund" which means that
                                      the Fund does not buy individual securities directly.
                                           Instead, it invests in a "master fund," which in turn
                                           purchases investment securities. The Fund invests all
                                           of its assets in a master fund, which is a separate
                                           series of WT Investment Trust I. The Fund and its
                                           corresponding series have the same investment
                                           objective, policies and limitations.

                                      --   The WILMINGTON REAL ESTATE PORTFOLIO invests all of its
                                      assets in the Real Estate Series (the "Series"), which under normal market conditions, invests at least 80% of its
                                           net assets in securities of real estate and real
                                           estate-related companies.

                                      --   The Series will invest in real estate companies, such
                                      as equity real estate investment trusts ("REITs") that own property and mortgage REITs which make construction and
                                           development loans or invest in mortgage pools, or
                                           companies whose products and services relate to the
                                           real estate industry.

                                      --   The Series employs a multi-manager approach. Rodney
                                      Square Management Corporation serves as the Series
                                           investment adviser and has delegated the responsibility
                                           of the day-to-day management of the Series to AEW
                                           Management and Advisors L.P. Real Estate Management
                                           Services Group LLC.

--------------------------------------------------------------------------------------------------
Principal Risks                       An investment in the Fund is subject to the risks summarized below which are further described under "Additional Risk
                                      Information."

                                      --   An investment in the Fund is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.

                                      --   It is possible to lose money by investing in the Fund.
                                      There is no guarantee that the stock market or the
                                           securities that the Series buys will increase in value.


                                      --   The Fund's share price will fluctuate in response to
                                      changes in the market value of the Series' investments.
                                           Market value changes result from business developments
                                           affecting an issuer as well as general market and
                                           economic conditions.

                                      --   Because the Series concentrates its investments in
                                      companies related to the real estate industry, the value of the Fund's shares may fluctuate more frequently than
                                           the value of shares of a fund that invests in a broader
                                           range of securities.

                                      --   Because the Series employs a multi-manager approach,
                                      the interplay of the various strategies employed by the
                                           investment adviser and sub-advisers may result in the
                                           Series indirectly holding large positions in certain
                                           types of securities, industries or sectors, which may
                                           have a negative affect on performance.

                                      --   The performance of the Series and the Fund will depend
                                      on whether or not the investment adviser and sub-advisers
                                           are successful in pursuing the investment strategy.

                                      --   Please see "Additional Risk Information" for a
                                      description of these and other risks associated with the
                                           Series and an investment in the Fund.

--------------------------------------------------------------------------------------------------
Investor Profile                      --   Investors who want the value of their investment to
                                      grow and who are willing to accept more volatility than a
                                           fixed income fund for the possibility of higher
                                           returns.

--------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION

     The Institutional Shares of the Fund were first offered on July 1, 2003, and therefore do not have a full calendar year of performance.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                Institutional Shares
                                                                --------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                         None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(a)                                                      1.00%
Exchange fee(a)                                                        1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):(1)

Management fees(2)                                                      0.90%
Distribution (12b-1) fees                                            None
Other expenses(3)                                                       1.73%
TOTAL ANNUAL OPERATING EXPENSES(4)                                      2.63%
Waivers/Reimbursements                                                 (0.88)%
NET EXPENSES                                                            1.75%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the Series.
(2) The management fee reflects a 0.35% advisory fee payable to Rodney Square Management Corporation and up to 0.55% sub-advisory fees payable to each of AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC. The sub-advisory fee is paid to each sub-adviser only on the portion of the Fund's assets the respective sub-adviser manages. The Series is responsible for paying the advisory fee to Rodney Square Management Corporation and the sub-advisory fee to the sub-advisers.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year.
(4) For Institutional Shares of the Fund the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.75%. This waiver will remain in place until January 1, 2006 unless the Board of Trustees approves its earlier termination.

EXAMPLE

     This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Fund's total operating expenses (reflecting contractual waivers or reimbursements through January 1, 2006) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                                          1 Year   3 Years
--------------------                                          ------   -------
Real Estate Portfolio                                          $178     $629

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future

                       ADDITIONAL INVESTMENT INFORMATION

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The investment objective of the WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Large Cap Quantitative Series and in the Large Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

     Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (large capitalization) and investment style or category (growth, value or enhanced index).

     The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth-oriented or value-oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

     The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

--------------------------------------------------------------------------------

THE UNDERLYING SERIES
--------------------------------------------------------------------------------

                         LARGE CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

     The investment objective of the Large Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Large Cap Quantitative Series invests at least 80% of its assets in equity securities of large capitalization, U.S. based companies included in the S&P 500 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P 500/Barra Growth Index) and "value" style securities (as represented by the S&P 500/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

     When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series' assets between a growth-weighted portfolio or a value-weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does PPA seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

     PPA invests in a representative sample of securities in the S&P 500 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P 500/Barra Growth Index and a value portion based on the S&P 500/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P 500/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P 500 Index or its component S&P 500/Barra Indices, but it will usually hold 200 to 350 of those securities.

     The performance of the Series and its benchmark index, the S&P 500 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P 500/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P 500 Index.

                         LARGE CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

     The investment objective of the Large Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The LARGE CAP MULTI-MANAGER SERIES invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

         -- common stock of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the S&P 500 Index ("large cap company"), at the time of purchase;

         -- exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs, Vipers; and

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.

     Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

     As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

     ADVISER ALLOCATION

     The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth-oriented stock selection or value-oriented stock selection. Currently, the Series' sub-advisers are Armstrong Shaw Associates Inc. ("ASA"), a value-oriented sub-adviser, and Montag & Caldwell, Inc. ("M&C"), a growth-oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

     The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

     ARMSTRONG SHAW ASSOCIATES, INC.

     ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company by company view of investing.

     Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Series. ASA feels constant monitoring of these positions with regular discussions with management to be a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

     In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it owns. These target points help ASA to avoid the emotional excesses of the market with respect to the Series' investments.

     MONTAG & CALDWELL, INC.

     M&C's Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to a proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified dividend discount model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently grouping companies by statistical results. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

     If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally expected to be 30 to 40 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six to nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.
--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         -- ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

         -- UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objectives. There can be no assurance that the investment objective of any Underlying Series will be achieved.

          The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

     The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

         -- DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

         -- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         -- VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

         -- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Large Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Underlying Series performance.

         -- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

     RSMC, the investment adviser for the Wilmington Large Cap Strategic Allocation Fund, the Large Cap Quantitative Series and the Large Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

     The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Large Cap Quantitative Series and the Large Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Large Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Large Cap Multi-Manager Series is directly responsible for paying each of ASA and M&C, sub-advisers to the Series, monthly sub-advisory fees at the annual rate of 0.50% and 0.65% of average daily net assets under their respective management.

     Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

     The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER -- LARGE CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

     PPA, the sub-adviser to the Large Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

     On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust, RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

     Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS -- LARGE CAP MULTI-MANAGER SERIES

ARMSTRONG SHAW ASSOCIATES INC.

     ASA, a sub-adviser to the Large Cap Multi-Manager Series, is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2003, ASA had assets under management of approximately $5.4 billion.

     Jeffrey Shaw is the lead portfolio manager for the portion of the Series managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

MONTAG & CALDWELL, INC.

     M&C, a sub-adviser to the Large Cap Multi-Manager Series, is a registered investment adviser founded in 1945 and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2003, M&C had assets under management of approximately $28.2 billion. An investment management team makes the investment decisions with respect to the portion of assets of the Large Cap Multi-Manager Series allocated to M&C.

     Ronald E. Canakaris, CIC, CFA, leads the investment management team that sub-advises a portion of the assets of the Large Cap Multi-Manager Series. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

UNDERLYING SERIES EXPENSES

     The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series after any fee waivers or expense reimbursements. Examples of these expenses are set forth in the table below.

                                           LARGE CAP       LARGE CAP
                                          QUANTITATIVE   MULTI-MANAGER
                                             SERIES         SERIES
                                          ------------   -------------
Management fees                               0.65%(1)        0.98%(2)
Other expenses(3)                             0.31%           0.31%
TOTAL ANNUAL OPERATING EXPENSES               0.96%           1.29%
Fees Waived and Expenses Reimbursed(4)       (0.14)%         (0.19)%
NET ANNUAL OPERATING EXPENSES(4)              0.82%           1.10%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.
(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.50% and 0.65%, of annual average net assets payable to ASA and M&C, respectively.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year.
(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Large Cap Quantitative Series and Large Cap Multi-Manager Series would otherwise exceed 1.00% flowing through to the Wilmington Large Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 35% for the Large Cap Quantitative Series and 65% for the Large Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.00%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The investment objective of the WILMINGTON MID CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.
--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Mid Cap Quantitative Series and in the Mid Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

     Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (medium-sized or mid capitalization) and investment style or category (growth, value or enhanced index).

     The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth-oriented or value-oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

     The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

--------------------------------------------------------------------------------

THE UNDERLYING SERIES
--------------------------------------------------------------------------------

                          MID CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

     The investment objective of the Mid Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Mid Cap Quantitative Series invests at least 80% of its assets in equity securities of mid capitalization, U.S. based companies included in the S&P MidCap 400 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P MidCap 400/Barra Growth Index) and "value" style securities (as represented by the S&P MidCap 400/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

     When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series assets between a growth-weighted portfolio or a value-weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. The sub-adviser does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

     PPA invests in a representative sample of securities in the S&P MidCap 400 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P MidCap 400/Barra Growth Index and a value portion based on the S&P MidCap 400/Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P MidCap 400/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P MidCap 400 Index or its component S&P MidCap 400/Barra Indices, but it will usually hold 150 to 300 of those securities.

     The performance of the Series and its benchmark index, the S&P MidCap 400 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P MidCap 400/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. The sub-adviser also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P MidCap 400 Index.

                          MID CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

     The investment objective of the Mid Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Mid Cap Multi-Manager Series invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

         -- common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P MidCap 400 Index ("mid cap company"), at the time of purchase;

         -- exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs, Vipers; and

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.

     Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

     As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

     ADVISER ALLOCATION

     The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     RSMC will allocate the balance of the Series' assets among the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth-oriented stock selection or value-oriented stock selection. Currently, the Series' sub-advisers are Bennett Lawrence Management, LLC ("BLM"), a growth-oriented sub-adviser, Eubel Brady and Suttman Asset Management, Inc. ("EBS"), a value-oriented sub-adviser, and Equity Investment Corporation ("EIC"), a value-oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

     The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

     BENNETT LAWRENCE MANAGEMENT, LLC

     BLM employs a mid cap growth investment strategy of investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

     In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 25-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Series to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

     EUBEL BRADY AND SUTTMAN ASSET MANAGEMENT, INC.

     EBS follows an domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS' strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have a relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.

     EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios "price-to" ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long term growth prospects. At times, both core and anomaly holdings are held. Once an company has been identified for potential investment by EBS's research team, that company is presented to EBS's Investment Policy Committee which makes the final decision to purchase. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.

     EQUITY INVESTMENT CORPORATION

     EIC's seeks to combine the strengths of growth and value disciplines, avoiding "value-oriented" companies that are no longer capable of increasing earnings, and the excessive valuations and momentum orientation often accompanying "growth" style investors. In general, EIC seeks to invest with growth as an objective, and price as a discipline.

     EIC will in invest in a mix of large, mid and small companies, with mid-cap companies predominating. Earnings growth is essential to EIC's investments, because a company's stock price ultimately follows its earnings. However, EIC also adheres to a valuation discipline in selecting investments. In determining a reasonable price to pay for a security today for future growth, EIC considers the following:

         -- Rate of Growth: EIC generally invests in companies with long-term growth rates of 9% to 20%. Companies growing less than this are unlikely to offer long-term appreciation above the market, while companies growing above 20% are unlikely to sustain such rates.

         -- Duration of Growth: EIC invests in companies where growth has been, and is expected to be, of long duration.

         -- Capital Intensity of Growth: EIC seeks to invest in companies that require relatively low amounts of capital to finance growth, believing that a company's value should be determined by the amount of cash owners can get out of the company, not how much they can invest into it. As a result, EIC's investments usually earn high returns on the capital invested in the business.

     Sell Discipline. While some companies warrant holding for extended periods, especially when tax consequences are considered, the number of such companies is far fewer than generally realized. Most companies are exposed to competition, as well as changes in tastes and technology. Franchises that seem impregnable usually prove vulnerable with time. Thus, for the vast majority of companies, a sell discipline is appropriate. EIC sells under the following conditions:

         --  The security reaches the targeted sell price

         -- The firm's financial strength (i.e., quality) rating falls below average

         -- The firm experiences a dramatic change in its business so that historical data is no longer valid for determining its value

         -- The company is unable to reestablish growth after 12 months of ownership

     Employing this sell discipline, EIC's expects that the average holding period of securities held will be approximately three years, and that approximately 70% of gains will be long-term.

     Diversification. Diversification limits the risk in any one security, allows the investor to participate in a broader range of market opportunities, and achieves a steadier flow of results. EIC's portfolios are designed to offer four levels of diversification:

         -- Style Diversification -- by holding companies with growth and value characteristics

         -- Size Diversification -- by holding a mix of large, mid-sized, and small companies. While this mix has varied depending on market conditions, a normal expectation is 0-25% large companies, 50-75% mid-sized companies, and 10-50% small companies

         -- Economic Sector Diversification -- EIC's holdings offer broad sector diversification, although the firm generally make few investments in utilities due to low growth rates

         -- Industry Diversification -- EIC invests across a wide array of industries, so that no single industry predominates the portfolio's returns

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         -- ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

         -- UNDERLYING SERIES RISKS: Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

             The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

     The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

         -- MID CAP RISK: Mid cap or medium size companies may be more vulnerable than larger companies to adverse business or economic developments. Mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         -- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         -- VALUE INVESTING RISK: The risk that the investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         -- DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

         -- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Mid Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Underlying Series performance.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

     RSMC, the investment adviser for the Wilmington Mid Cap Strategic Allocation Fund, the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

     The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Mid Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Mid Cap Multi-Manager Series is directly responsible for paying each of BLM, EBS and EIC, sub-advisers to the Series, monthly sub-advisory fees at the annual rate of 0.55%, 0.50% and 0.50%, of average daily net assets under their respective management.

     Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

     The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER -- MID CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

     PPA, the sub-adviser to the Mid Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

     On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust, RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

     Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS -- MID CAP MULTI-MANAGER SERIES

BENNETT LAWRENCE MANAGEMENT, LLC

     BLM, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1995 and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2003, BLM had assets under management of approximately $994 million.

     BLM employs a mid cap growth investment strategy. In general, investments will be made in the shares of competitively advantaged, mid-sized companies that are benefiting from major demand trends. The sub-adviser believes that by limiting investments to strong companies in high growth industries, the earnings results of their portfolio holdings should be higher and more consistent than the overall U.S. equity market.

     The sub-adviser's investment strategy utilizes top-down macroeconomic analysis to identify powerful demand trends and bottom-up fundamental security research for company selection. The sub-adviser has an in-house team of analysts that conduct high-level primary research on their portfolio holdings. Several of these analysts are industry specialists and are deployed in the economic sectors that have traditionally represented the most significant growth opportunities. By adhering to their investment strategy, the sub-advisor will not have exposure to all sectors or industries within the economy, therefore, BLM expects the portfolio that is managed on behalf of the Series to be more volatile than broad market indexes. BLM's commitment to fundamental research and investment strategy of limiting investments to high growth businesses should mitigate much of the risk associated with their asset class.

     Mr. Van Schreiber is the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of the CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

EUBEL BRADY AND SUTTMAN ASSET MANAGEMENT, INC.

     EBS, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1993 and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of September 30, 2003, EBS had assets under management of approximately $2.1 billion.

     Robert J. Suttman, II, CFA, is the President and a principal of EBS. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee.

EQUITY INVESTMENT CORPORATION

     EIC, a sub-adviser to the Mid Cap Multi-Manager Series, is a registered investment adviser founded in 1986 and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2003, EIC had assets under management of approximately $188 million.

     James F. Barksdale is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

UNDERLYING SERIES EXPENSES

     The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series after any fee waivers and expense reimbursements. Examples of these expenses are set forth in the table below.

                                                   MID CAP         MID CAP
                                                 QUANTITATIVE   MULTI-MANAGER
                                                    SERIES         SERIES
                                                 ------------   -------------
Management fees                                      0.65%(1)       0.92%(2)
Other expenses(3)                                    0.31%          0.31%
TOTAL ANNUAL OPERATING EXPENSES                      0.96%          1.23%
Fees Waived and Expenses reimbursed(4)               0.00%          0.00%
NET ANNUAL OPERATING EXPENSES(4)                     0.96%          1.23%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.
(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.55%, 0.50% and 0.50%, of annual average net assets payable to BLM, EBS and EIC, respectively.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year.
(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Mid Cap Quantitative Series and Mid Cap Multi-Manager Series would otherwise exceed 1.15% flowing through to the Wilmington Mid Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 30% for the Mid Cap Quantitative Series and 70% for the Mid Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.15%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The investment objective of the WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees upon 60 days' written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Small Cap Quantitative Series and in the Small Cap Multi-Manager Series. The Fund normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers.

     Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, selects the Underlying Series in which the Fund may invest. The investment adviser determines how the Fund allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (small capitalization) and investment style or category (growth, value or enhanced index).

     The investment adviser does not allocate the Fund's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Fund by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. These data may include, but are not limited to projected growth trends in the U.S. economy, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The investment adviser may also consider proprietary research provided by the sub-advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Fund's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ varying investment styles and techniques such as (i) style specific active management, which features growth-oriented or value-oriented stock selection; and (ii) enhanced indexing, which combines quantitative security selection and non stock market investment strategies to approximate the performance of a securities index.

     The frequency of portfolio transactions and each Underlying Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the turnover rate is expected to be less than 100% for each of the Underlying Series.

--------------------------------------------------------------------------------

THE UNDERLYING SERIES
--------------------------------------------------------------------------------

                         SMALL CAP QUANTITATIVE SERIES

INVESTMENT OBJECTIVE

     The investment objective of the Small Cap Quantitative Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Small Cap Quantitative Series invests at least 80% of its assets in equity securities of small capitalization, U.S. based companies included in the S&P SmallCap 600 Index. The investment adviser determines what is the recommended allocation of the Series assets with respect to "growth" style securities (as represented by the S&P SmallCap 600/Barra Growth Index) and "value" style securities (as represented by the S&P SmallCap 600/Barra Value Index). The investment adviser intends to allocate at least 20% of the Series assets into each of the growth style and value style.

     When making these asset allocation determinations, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. The investment adviser has the flexibility to reallocate the Series assets between a growth weighted portfolio or a value weighted portfolio based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to normally be a large percentage of the Series assets nor occur more frequent than monthly. The investment adviser or sub-adviser may purchase one or more exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares or Vipers. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     Based on the investment adviser's allocation, Parametric Portfolio Associates ("PPA"), the sub-adviser to the Series, uses a "quantitative" approach to build a portfolio in accordance with the investment adviser's allocation decisions. Unlike "active" managers, the sub-adviser does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. The Series may use derivative instruments, primarily for liquidity, risk management or hedging purposes. The sub-adviser does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

     PPA invests in a representative sample of securities in the S&P SmallCap 600 Index weighted to reflect the investment adviser's style allocation. This essentially means building the portfolio with a growth portion based on the S&P SmallCap 600/Barra Growth Index and a value portion based on the S&P SmallCap 600/ Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, have investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding S&P SmallCap 600/Barra Index. It is not expected that the Series will hold all of the securities that are included in the S&P SmallCap 600 Index or its component S&P SmallCap 600/Barra Indices, but it will usually hold 250 to 450 of those securities.

     The performance of the Series and its benchmark index, the S&P SmallCap 600 Index, will vary due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and the investment adviser's allocation between growth and value styles. The return for each of the growth portion and the value portion of the portfolio is intended to correlate closely with the return of its corresponding S&P SmallCap 600/Barra Index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. The sub-adviser also uses these techniques to make sell decisions. The Series is designed to have a portfolio with similar characteristics to those of its Indices, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that the Series' investment performance will equal or approximate that of the S&P SmallCap 600 Index.

                         SMALL CAP MULTI-MANAGER SERIES

INVESTMENT OBJECTIVE

     The investment objective of the Small Cap Multi-Manager Series is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Small Cap Multi-Manager Series invests at least 80% of its assets in a diversified portfolio of the following U.S. equity (or related) securities:

         -- common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P SmallCap 600 Index ("small cap company"), at the time of purchase

         -- exchange traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares and Vipers

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

     Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

     As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

     ADVISER ALLOCATION

     The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy and securities markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity market, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows the investment adviser to allocate assets among sub-advisers that employ growth-oriented stock selection or value-oriented stock selection. Currently, the Series' sub-advisers are Batterymarch Financial Management, Inc. ("BFM"), a growth-oriented sub-adviser, and Systematic Financial Management, L.P. ("SFM"), a value-oriented sub-adviser. Each sub-adviser uses its own investment approach and strategy to achieve the Series' investment objective.

     The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

     BFM employs a bottom-up quantitative approach to manage U.S. small cap growth equity assets. The goal of the process is to replicate the investment disciplines of the experienced fundamental investor, using quantitative methodologies to process fundamental data on a broad universe of companies, in an orderly and consistent manner. This approach enables BFM's portfolio managers to process data for a substantially larger universe than a fundamental investor can, in effect using our quantitative strategies as a proxy for a team of analysts. BFM believes this strategy combines strong stock selection with effective risk control and low-cost trading.

     Investment Decision-Making Process. BFM uses a bottom-up, quantitative approach to manage U.S. small cap growth equities. BFM's proprietary stock selection model uses fundamental factors to rank the relative attractiveness of the 3,000 securities in its liquid universe on a daily basis across six dimensions: (i) cash flow; (ii) earnings growth; (iii) expectations, (iv) value;
(v) technical signals; and (vi) corporate signals. The factors in each category include traditional fundamental measures, such as book value to price, earnings per share forward to price, and sales momentum, as well as proprietary measures we have identified in-house. All factors are tested across twenty economic sectors, and those factors that are most predictive of excess return in a particular sector are "turned on." The output from the stock-ranking process is a list of all the stocks in the sub-adviser's investable universe, ranked one to one-hundred against other stocks within their own sectors. The stock selection process runs daily.

     Portfolio Construction. After stock selection, BFM considers portfolio construction -- and the rigorous risk management associated with it -- the most important component of the overall process. To make sector allocation decisions, the sub-adviser uses a proprietary sector model that ranks the relative attractiveness of twenty sectors. Based on rankings generated by the sector model, the four most highly rated sectors are overweighted versus the benchmark, the bottom four sectors are underweighted and all other sectors are neutral weighted.

     A multifactor risk model, the second component of the portfolio construction process, optimizes the portfolio. The model considers a number of variables and constraints, including stock rankings, sector allocations, market capitalization weights and tracking error versus the benchmark. BFM's proprietary trading strategy is designed to minimize transaction costs; the sub-adviser performs a daily analysis of completed trades, trade efficiency and transaction costs. The portfolio managers review all trade decisions and have the discretion to modify a buy-sell decision if, in their judgment, a significant market event has occurred that is not yet reflected in the data used by our models. Except as noted, portfolio managers do not override the model. The portfolios are monitored through daily, weekly and monthly diagnostics and formal reviews by the Investment Review Committee, which includes all of the BFM's investment professionals.

     SYSTEMATIC FINANCIAL MANAGEMENT L.P.

     SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

     Companies chosen for the Series exhibit strong operating cash flow and free cash flow, trade at below market multiples of their operating cash flow and free cash flow, and have limited financial leverage with extremely strong debt coverage ratios. SFM defines free cash flow as the amount of cash available to a company for distribution to stockholders or investment in its business, after paying for all expenses and providing for expenditures required to support continuing growth. Quantitative screens are run on a weekly basis in order to identify companies that have the following characteristics: (i) market capitalization between $100 million and $2.0 billion; (ii) strong operating cash flow and free cash flow; (iii) low debt-to-capital; and (iv) price-to-cash flow ratio lower than the market (both operating and free cash flow).

     The screening process results in a focus list of approximately 100 companies. The small cap team then performs intense fundamental analysis on the focus list. The fundamental analysis entails interviewing and evaluating company management, reviewing accounting practices, examining historical financial statements, and attending analyst meetings. The research process results in forward financial projections for sales, earnings, expenses, operating cash flow, and free cash flow.

     From this analysis a portfolio of approximately fifty equally weighted stocks is assembled. As risk controls, SFM limits the portfolio to a maximum of 30% in any one sector and 5% in any individual stock. Positions are sold when companies become fairly valued due to price appreciation or when our price objective becomes unattainable due to a deterioration in the company's fundamentals. Additionally, SFM may sell a position if an alternative company looks more attractive on a relative valuation basis.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         -- ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Fund is that the investment adviser will make less than optimal or poor asset allocation decisions and/or that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Fund invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Fund, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

         -- UNDERLYING SERIES RISKS. Because the Fund invests all of its assets in Underlying Series, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

         The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Series will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

     The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Fund. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

         -- SMALL CAP RISK: Small cap or medium size companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         -- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         -- VALUE INVESTING RISK: The risk that the investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         -- DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

         -- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Small Cap Multi-Manager Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater affect on the Underlying Series performance.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

     RSMC, the investment adviser for the Wilmington Small Cap Strategic Allocation Fund, the Small Cap Quantitative Series and the Small Cap Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Fund and its Underlying Series in accordance with their investment objectives, policies and limitations. For the Underlying Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. As of September 30, 2003, RSMC had $5.6 billion assets under management. The day-to-day management of the Fund is the responsibility of the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team meets regularly to make investment decisions for the Fund.

     The Fund does not pay an advisory fee to RSMC for the advisory services provided by RSMC to the Fund. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to RSMC by the Underlying Series in which the Fund invests. Each of the Small Cap Quantitative Series and the Small Cap Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.40% of each Underlying Series' average daily net assets. In addition, the Small Cap Quantitative Series is directly responsible for paying PPA, the sub-adviser to the Series, a monthly sub-advisory fee at the annual rate of 0.25% of average daily net assets under its management. The Small Cap Multi-Manager Series is directly responsible for paying each of BFM and SFM sub-advisers to the Series, monthly sub-advisory fees at the annual rate of, 0.70% and, 0.80% of average daily net assets under their respective management.

     Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER

     The day-to-day management of the Fund is the responsibility of Sebastiano Mancarella, who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER -- SMALL CAP QUANTITATIVE SERIES

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

     PPA, the sub-adviser to the Small Cap Quantitative Series, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. Founded in 1987, PPA was a subsidiary of Pacific Financial Asset Investment Management Company until November 1994, when Pacific Financial merged with Thompson Advisors to form PIMCO Advisors L.P. In May 2000, PIMCO Advisors L.P. and Allianz A.G. entered into an agreement in which Allianz A.G. acquired 70% of PIMCO's outstanding units. In May 2001, PPA became independent through a management led buyout from PIMCO. PPA provides advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2003, PPA had assets under management of approximately $5.2 billion.

     On September 10, 2003, Eaton Vance Corp. acquired a controlling interest in the stock of PPA, which under the Investment Company Act of 1940, as amended, resulted in the termination of PPA's sub-advisory agreement with the Series. On August 14, 2003, the Board of Trustees approved an interim sub-advisory agreement among the Trust, RSMC and PPA, on behalf of the Series. It is anticipated that the Fund's shareholders will be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material differences among the former sub-advisory agreement, the interim sub-advisory agreement now in effect or the new sub-advisory agreement to be submitted to shareholders for approval. The portfolio managers currently providing services to the Series will continue to manage the Series.

     Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

SUB-ADVISERS -- SMALL CAP MULTI-MANAGER SERIES

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

     BFM, a sub-adviser to the Small Cap Multi-Manager Series, is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to individuals, mutual funds, pension plans, trusts and corporations. As of September 30, 2003, BFM had assets under management of approximately $9.3 billion.

     William L. Elcock is Chief Executive Officer and Senior Portfolio Manager of BFM. He manages the firm's business operations, with overall responsibility for all major investment management decisions. He joined Batterymarch in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, Mr. Elcock assumed additional senior management responsibilities as Deputy Chief Executive Officer. He was named Chief Executive Officer in 2002.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

     SFM, a sub-adviser to the Small Cap Multi-Manager Series, is a registered investment adviser founded in 1982 and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2003, SFM had assets under management of approximately $5.7 billion.

     Ken Burgess, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

UNDERLYING SERIES EXPENSES

     The Fund will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Series after any fee waivers and expense reimbursements. Examples of these expenses are set forth in the table below.

                                          SMALL CAP       SMALL CAP
                                         QUANTITATIVE   MULTI-MANAGER
                                            SERIES         SERIES
                                         ------------   -------------
Management fees                              0.65%(1)        1.15%(2)
Other expenses(3)                            0.31%           0.31%
TOTAL ANNUAL OPERATING EXPENSES              0.96%           1.46%
Fees Waived and Expenses Reimbursed(4)      (0.08)%         (0.09)%
NET ANNUAL OPERATING EXPENSES(4)             0.88%           1.37%

(1) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and a sub-advisory fee of 0.25% of annual average net assets payable to PPA.
(2) The management fee reflects an advisory fee of 0.40% of annual average net assets payable to RSMC and sub-advisory fees of 0.70% and 0.80%, of annual average net assets payable to BFM and SFM, respectively.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year.
(4) RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Small Cap Quantitative Series and Small Cap Multi-Manager Series would otherwise exceed 1.25% flowing through to the Wilmington Small Cap Strategic Allocation Fund. The ratio of the combination for this table is based on the expected allocation of the 25% for the Small Cap Quantitative Series and 75% for the Small Cap Multi-Manager Series. The amounts shown for waivers and/or reimbursements are based on a proportional allocation to each Underlying Series. RSMC, however, with the approval of the Board of Trustees, may use some other method for allocating the expense reduction to the Underlying Series so long as the Fund and RSMC are the only investors in the Underlying Series and the combined total annual operating expenses of the Underlying Series in proportion to their assets does not exceed 1.25%. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (the "Fund") seeks superior long-term capital appreciation. For purposes of this investment objective, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the Fund's comparative index, MSCI EAFE Index. The MSCI EAFE Index is an unmanaged index comprised of the stock of approximately 1,000 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

     The investment objective for the Fund may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.
--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (the "Fund") invests its assets in the International Multi-Manger Series (the "Series"). The Series is a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized under the laws of a country other than the United States or (2) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in a country other than the United States or (3) has at least 50% of its assets situated in a country other than the United States. Under normal market conditions, the Series invests at least 85% of its total assets in the following equity (or related) securities:

         --  common stocks of foreign issuers;

         -- preferred stocks and/or debt securities that are convertible securities of foreign issuers;

         -- receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

         -- open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange).

     Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Series may purchase or sell foreign exchange and depository receipts. In addition, the Series may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

     As a temporary or defensive policy, the Series may invest up to 100% of its assets in high quality money market instruments and other short-term debt instruments. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our SAI.

     The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series' turnover rate is expected to be less than 100%.

     ADVISER ALLOCATION

     The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate a portion of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     RSMC will allocate the balance of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for economic and market performance in light of projected growth trends in the U.S. and foreign economies, relative valuation levels and volatility in the equity markets, the outlook and projected growth of various industrial sectors, and information relating to business cycles. This approach allows RSMC to allocate assets among sub-advisers that employ different investment approaches. Currently, the Series' sub-advisers are Goldman Sachs Asset Management, L.P. ("GSAM") and Julius Baer Investment Management Inc. ("JBIMI"). Each sub-adviser uses its own investment approach and strategy to pursue the Series' investment objective.

     The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     GOLDMAN SACHS ASSET MANAGEMENT, L.P.

     GSAM's Structured International strategy seeks to achieve consistent relative outperformance. The team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the Series.

     JULIUS BAER INVESTMENT MANAGEMENT INC.

     JBIMI employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIMI's allocation of the Series toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIMI with one means of potentially generating out-performance. JBIMI believes in well diversified, international equity portfolios, typically investing in between 120-200 individual companies.

     JBIMI utilizes different investment tactics for different markets. Within the developed market sector and individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIMI employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIMI will invest in large, mid and smaller companies, but prefers the larger, more liquid issues unless the smaller firms offer a significant advantage in expected future return.
--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI:

         -- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers in the Series. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Series' performance.

         -- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the Fund.

         -- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

         -- IPO RISK: The Series may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Series may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Series' portfolio as the Series' assets increase (and thus have a more limited effect on performance).

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Fund's interest, and, therefore, could have effective voting control over the operation of the master fund.

         -- MULTI-MANAGER RISK: The investment styles employed by the sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in the Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Institutional Share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Institutional Shares' Annual Report, which is available free of charge upon request.

                                                                                                   For the Period
                                                                                For the Period    June 29, 1998(1)
                                        For the Fiscal Years Ended June 30,     January 1, 1999       through
                                       --------------------------------------       through         December 31,
INTERNATIONAL MULTI-MANAGER             2003      2002      2001       2000+    June 30, 1999+         1998+
PORTFOLIO -- INSTITUTIONAL SHARES      -------   -------   -------    -------   ---------------   ----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................  $  6.29   $  7.43   $ 12.48    $ 10.03       $  9.82           $ 10.00
                                       -------   -------   -------    -------       -------           -------
INVESTMENT OPERATIONS:
  Net investment income(2)...........     0.07      0.01      0.05       0.08          0.06              0.02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency.........................    (0.61)    (1.07)    (3.19)      3.09          0.26             (0.09)
                                       -------   -------   -------    -------       -------           -------
  Total from investment operations...    (0.54)    (1.06)    (3.14)      3.17          0.32             (0.07)
                                       -------   -------   -------    -------       -------           -------
DISTRIBUTIONS:
  From net investment income.........       --     (0.02)    (0.06)     (0.06)           --                --
  From net realized gain.............       --     (0.06)    (1.85)     (0.66)        (0.11)            (0.11)
                                       -------   -------   -------    -------       -------           -------
  Total distributions................       --     (0.08)    (1.91)     (0.72)        (0.11)            (0.11)
                                       -------   -------   -------    -------       -------           -------
NET ASSET VALUE -- END OF PERIOD.....  $  5.75   $  6.29   $  7.43    $ 12.48       $ 10.03           $  9.82
                                       =======   =======   =======    =======       =======           =======
TOTAL RETURN.........................    (8.59)%  (14.30)%  (27.55)%   31.52%         3.29%**           (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations....    1.36%     1.37%     1.07%      1.00%         1.00%*            1.00%*
    Excluding expense limitations....    1.38%     1.39%     1.29%      1.21%         1.19%*            1.10%*
  Net investment income..............    1.28%     0.21%     0.55%      0.66%         1.86%*            0.46%*
Portfolio turnover rate..............     148%       91%       86%        78%           33%**             28%**
Net assets at end of period (000
  omitted)...........................  $95,420   $61,660   $76,511    $84,078       $69,401           $73,784

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- International Multi-Manager Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
+ Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

     Rodney Square Management Corporation ("RSMC"), the investment adviser for the Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the Series, RSMC allocates the Series' assets among sub-advisers and then oversees their investment activities. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30 2003, RSMC had $5.6 billion in assets under management.

     The Series pays RSMC a monthly advisory fee at the annual rate of 0.15% of the Series' average daily net assets. In addition, the Series is directly responsible for paying JBIMI a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under JBIMI's management. The Series also pays GSAM a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under GSAM's management. Regardless of the amount paid to a specific sub-adviser, the Series will bear, in the aggregate, a maximum rate of 0.65% in management fees.

     For the twelve months ended June 30, 2003, the Series paid advisory fees of 0.65% as a percentage of the Series' average daily net assets.

PORTFOLIO MANAGERS

     ROBERT J. CHRISTIAN, Director and President of RSMC, is responsible for the management process of the Series. Mr. Christian has been a Director of RSMC since February 1996. He also serves as Chief Investment Officer of Wilmington Trust Company since February 1996. From 1994 to 1996, he was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. He was also the Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and a Director of Provident Capital Management from 1993 to 1996.

     SEBASTIANO MANCARELLA, Assistant Vice President of RSMC, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the Series. He has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997 he was a portfolio manager in the personal trust area of First Union National Bank.

SUB-ADVISER -- INTERNATIONAL MULTI-MANAGER SERIES

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

     GSAM, a subsidiary of The Goldman Sachs Group, Inc, a Delaware limited partnership, is located at 32 Old Slip, New York, New York 10005. The firm is a global investment banking and securities firm that provides a wide range of financial services worldwide to a substantial and diversified client base. As of June 30, 2003 GSAM had assets under management of approximately $314.6 billion.

     GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.

     ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

     LEN IOFFE, is a Vice President and Senior Portfolio Manager. Mr. Ioffe joined GSAM in 1995 and became a portfolio manager in 1996. He received an M.S. in Computer Science from St. Petersburg Polytechnical University in Russia and a M.B.A. from the New York University's Stern School of Business.

JULIUS BAER INVESTMENT MANAGEMENT INC.

     JBIMI, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2003, JBIMI had assets under management of approximately $10 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIMI's portfolio management team that are responsible for the management of the International Multi-Manager Series.

     RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIMI. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIMI. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English, French and has a working knowledge of German.

     RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIMI. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

                        WILMINGTON REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The investment objective of WILMINGTON REAL ESTATE PORTFOLIO (the "Fund") is to achieve long-term growth of capital and high current income. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund seeks to meet its investment objective by investing all or substantially all of its assets in the Real Estate Series (the "Series"). Under normal market conditions, the Series will invest at least 80% of its net assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Series considers a company to be a real estate company if it has (i) at least 50% of its assets, gross income or net profits is derived from development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Series will invest in real estate companies, such as equity real estate investment trusts (REITs) that own property and mortgage REITs which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

     The Series may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Series will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Series may invest up to 25% of its total assets in foreign securities.

     Any percentage limitations with respect to assets of the Series or the capitalization requirement of companies in which the Series invests are applied at the time of purchase.

     The Series employs a multi-manager approach. As the Series' investment adviser, Rodney Square Management Corporation ("RSMC"), in its discretion, allocates the Series assets to different sub-advisers to manage a portion of the Series assets. Currently, the Series' sub-advisers are AEW Management and Advisors, L.P. and Real Estate Management Services LLC. Each sub-adviser uses its own investment approach and strategy to achieve the Series investment objective.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, the Series may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Series may not achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are more fully described in our SAI.

     The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100%.

ADVISER ALLOCATION

     The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC may allocate the balance of the Series' assets (up to 60%) to shares of ETFs whose underlying investments are consistent with the Series' investment objective. ETFs are registered investment companies and, as a shareholder in an investment company, the Series would bear its pro rata portion of the ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies, including iShares. However, the Fund may invest in iShares in excess of these limits in accordance with an SEC exemptive relief granted to iShares.

     RSMC may allocate a portion of the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy, securities and real estate markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity and real estate markets, the outlook and projected growth of the real estate and various other sectors, and information relating to business cycles. Currently, the Series' sub-advisers are AEW Management and Advisors,, L.P. ("AEW") and Real Estate Management Services, LLC ("REMS"). Each sub-adviser uses its own investment approach and strategy to pursue the Series' investment objective.

     The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     AEW MANAGEMENT AND ADVISORS, L.P.

     AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Series, AEW draws upon the combined expertise of its real estate, research and securities professionals.

     When selecting investments for the Series, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         -- VALUATION: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         -- PRICE: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have underperformed in price, either in absolute terms or relative to the investment universe, are generally given greater weight than those that have overperformed.

         -- INCOME: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         -- CATALYSTS: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market driven or company specific in nature.

     In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

     REAL ESTATE MANAGEMENT SERVICES GROUP LLC

     REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

     REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield, and capital structure, to identify candidates for investment.

     The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

     REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The Fund is not a complete investment program. It is designed to provide exposure to securities of real estate companies and is typically used in connection with a variety of other investments in order to achieve an appropriate asset allocation.

     The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our Statement of Additional Information.

         -- RISKS OF SECURITIES LINKED TO REAL ESTATE INDUSTRY: The Series concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Series invests.

         -- RISKS OF SMALL TO MID CAP COMPANIES. Real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

         -- RISKS OF REITS. In addition to the risks listed above, REITs are not diversified, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Series, and, in turn, investors in the Fund, will bear a proportionate share of those expenses in addition to those expenses of the Fund.

         -- RISKS OF DEBT SECURITIES. The Series may invest in debt securities which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

         -- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Series has used in valuing its securities.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- MULTI-MANAGER RISK: The investment styles employed by the sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in the Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

     Rodney Square Management Corporation ("RSMC"), the investment adviser for the Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the Series, RSMC allocates the Series' assets among sub-advisers and then oversees their investment activities. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

     The Real Estate Series pays RMSC a monthly fee advisory fee at the annual rate of 0.35% of the Series' average daily net assets. In addition, the Series will be directly responsible for paying each sub-adviser a monthly sub-advisory fee at the annual rate of 0.55% of the Series' first $25 million of average daily net assets under its management; 0.45% of the Series' next $25 million of average net assets under its management; and 0.35% of the Series' average net assets under its management that is over $50 million. Regardless of the amount paid to a specific sub-adviser and RSMC, the Series will bear, in the aggregate, a maximum rate of 0.90% in management fees.

PORTFOLIO MANAGERS

     The day-to-day management of the Fund is the responsibility of Robert E. Reiser, Jr., CFA and Dorsey D. Farr, Ph.D., who implements the Fund's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Reiser and Mr. Farr, Vice Presidents of RSMC, have been with RSMC and/or its affiliate since 1999 and 2000, respectively. Prior to 1999, Mr. Reiser managed his own investment advisory firm. From 1999 to 2000, Mr. Farr was an instructor in the Department of Economics at the University of Virginia. In 1998, Mr. Farr was a visiting researcher at the Federal Reserve Bank of Richmond.

SUB-ADVISERS -- REAL ESTATE SERIES

AEW MANAGEMENT AND ADVISORS, L.P.

     AEW Management and Advisors L.P., an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $6.8 billion of client capital as of September 30, 2003. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the United States, Europe and Asia, manages approximately $3.4 billion in assets for institutions and individuals as of September 30, 2003. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Series.

     That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Series. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has 19 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

REAL ESTATE MANAGEMENT SERVICES GROUP LLC

     Real Estate Management Services Group, LLC ("REMS"), located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2003, the REMS Group had approximately $309 million in assets under management.

     EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

     JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

                               SERVICE PROVIDERS

     The chart below provides information on the primary service providers.

Asset                                                                             Shareholder
Management                                                                        Services




           INVESTMENT ADVISER                                                                  TRANSFER AGENT
     Rodney Square Management Corp.                                                              PFPC Inc.
        1100 North Market Street                                                               760 Moore Road
          Wilmington, DE 19890                                                           King of Prussia, PA 19406





Manages the investment activities of the                                               Handles shareholder services,
   Funds and each Underlying Series'.                                                   including record keeping and
                                                                                           statements, payment of
                                                                                      distributions and processing of
                                                                                           buy and sell requests.




                                                      WT MUTUAL FUND




                                              WILMINGTON LARGE CAP STRATEGIC
                                                     ALLOCATION FUND
                                               WILMINGTON MID CAP STRATEGIC
                                                     ALLOCATION FUND
                                              WILMINGTON SMALL CAP STRATEGIC
                                                     ALLOCATION FUND
                                             WILMINGTON INTERNATIONAL MULTI-
                                                    MANAGER PORTFOLIO
                                             WILMINGTON REAL ESTATE PORTFOLIO
Fund                                                                              Asset
Operations                                                                        Safe Keeping




             ADMINISTRATOR                                                                       CUSTODIAN




     Rodney Square Management Corp.                                                       Wilmington Trust Company
        1100 North Market Street                                                          1100 North Market Street
          Wilmington, DE 19890                                                              Wilmington, DE 19890




                                                                                             PPFC Trust Company
                                                                                           Please insert address





         SUB-ADMINISTRATOR AND
            ACCOUNTING AGENT




               PFPC Inc.
          301 Bellevue Parkway
          Wilmington, DE 19809




   Provides facilities, equipment and                                                    Holds each Fund's assets,
         personnel to carry out                                                         settles all portfolio trades
   administrative services related to                                                     and collects most of the
     each Fund and calculates each                                                      valuation data required for
     Fund's NAV and distributions.                                                        calculating each Fund's
                                                                                               NAV per share.

                                                       Distribution




                                                       DISTRIBUTOR

                                                 PFPC Distributors, Inc.
                                                      760 Moore Road
                                                King of Prussia, PA 19406




                                              Distributes the Funds' shares.

                            SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Underlying Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Underlying Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the net asset value ("NAV") per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

     Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

New Year's Day               Good Friday       Labor Day
Martin Luther King, Jr. Day  Memorial Day      Thanksgiving Day
Presidents' Day              Independence Day  Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Strategic Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Strategic Allocation Funds         Wilmington Strategic Allocation Funds
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day if received after 4:00 p.m. Eastern time or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Fund will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (as defined below). This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Strategic Allocation Funds         Wilmington Strategic Allocation Funds
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered.

Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to hold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.
--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Large Cap Strategic Allocation Fund

     Wilmington Mid Cap Strategic Allocation Fund

     Wilmington Small Cap Strategic Allocation Fund

     Wilmington Premier Money Market Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Short-Term Income Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Real Estate Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington Small Cap Growth Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares of the Fund are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income, if any, of each Fund, except for the International Multi-Manager Portfolio are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Multi-Manager Portfolio are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     It is a taxable event for you if you sell or exchange shares of any portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. This structure enables various institutional investors, including the Funds, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Funds, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Funds issue Institutional, Investor and Service Shares, except for the Wilmington International Multi-Manager Portfolio and the Wilmington Real Estate Portfolio, which issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions with a Fund and are subject to a shareholder service fee.

                                    GLOSSARY

TOTAL RETURN:

     Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

     An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

MARKET CAPITALIZATION OR "CAP":

     Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

GROWTH STOCKS:

     Growth stocks are the common stocks of growth-oriented companies, which are companies with growth earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

VALUE STOCKS:

     Value stocks are the common stocks of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

INVESTMENT ADVISER:

     The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

INTERNATIONAL FUNDS:

     International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

NET ASSET VALUE OR "NAV":

NAV    =  Assets -- Liabilities
          --------------------
          Outstanding Shares

NET INVESTMENT INCOME:

     Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITS:

     A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, PA 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

                               OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2003

     This prospectus gives vital information about the Balentine Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,             Summary.......................................3
strategies, risks and
expenses of the Portfolio.       Performance Information.......................5

                                 Fees and Expenses.............................6

                                 Example.......................................6

                                 Investment Objective..........................7

                                 Primary Investment Strategies.................7

                                 Additional Risk Information...................8

Details about the service   MANAGEMENT OF THE PORTFOLIO
providers.
                                 Investment Adviser...........................10

                                 Service Providers............................11

Policies and instructions   SHAREHOLDER INFORMATION
for opening, maintaining
and closing an account in        Pricing of Shares............................12
the Portfolio.
                                 Purchase of Shares...........................13

                                 Redemption of Shares.........................14

                                 Distributions................................15

                                 Taxes........................................15

Details on the Portfolio's  DISTRIBUTION AND SERVICE ARRANGEMENTS
distribution fees,
shareholder service fees         Rule 12b-1 Fees..............................16
and master/feeder
arrangement.                     Shareholder Service Fees.....................16

                                 Master/Feeder Structure......................16

                            FOR MORE INFORMATION..............................18


For information about key terms and concepts, please refer to the "Glossary."

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO
                                 SERVICE SHARES
--------------------------------------------------------------------------------
                             PORTFOLIO DESCRIPTION

------------------------------------------------------------------------------------------------------
SUMMARY
------------------------------------------------------------------------------------------------------
Investment Objective                  --   The BALENTINE PREMIER MONEY MARKET PORTFOLIO seeks high
                                           current income, while preserving capital and liquidity.
------------------------------------------------------------------------------------------------------
Investment Focus                      --   Money market instruments.
------------------------------------------------------------------------------------------------------
Share Price Volatility                --   The Portfolio will strive to maintain a stable $1.00 share price.
------------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly.
                                           Instead, it invests in a corresponding mutual fund or
                                           "master fund," which in turn purchases investment
                                           securities. The Portfolio invests all of its assets in
                                           Premier Money Market Series (the "Series"), a separate
                                           series of WT Investment Trust I (the "Trust"). The
                                           Portfolio and this Series have the same investment
                                           objective, policies and limitations.
                                      --   The BALENTINE PREMIER MONEY MARKET PORTFOLIO invests in the
                                           Premier Money Market Series, which invests in money market instruments, including bank obligations, high quality
                                           commercial paper and U.S. Government obligations.
                                      --   In selecting securities for the Series, the investment
                                           adviser seeks current income, liquidity and safety of
                                           principal. The investment adviser may sell securities if
                                           the securities are downgraded to a lower ratings category.
                                      --   The BALENTINE PREMIER MONEY MARKET PORTFOLIO, through its
                                           corresponding Series, may invest more than 25% of its total assets in the obligations of banks, finance companies and
                                           utilities.

------------------------------------------------------------------------------------------------------
Principal Risks                      The Portfolio is subject to the risks summarized below, which are further described under "Additional Risk Information."
                                      --   An investment in the Portfolio is not a deposit of
                                           Wilmington Trust Company or any of its affiliates and is
                                           not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency. Although the
                                           Portfolio seeks to preserve the value of your investment at
                                           $1.00 per share, it is possible to lose money by investing in the Portfolio.
                                      --   The obligations in which the Portfolio invests through its corresponding Series are subject to credit risk and
                                           interest rate risk. Typically, when interest rates rise,
                                           the market prices of debt securities go down. Securities
                                           issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.
                                      --   The performance of the Portfolio will depend on whether or not the investment adviser is successful in pursuing the
                                           investment strategy.
------------------------------------------------------------------------------------------------------
Investor Profile                      --   Conservative
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Balentine Premier Money Market Portfolio commenced operations on November 4, 2002. Therefore it does not have a full calendar year of performance. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The performance shown in the bar chart and performance table is the performance of Premier Money Market Series, the Portfolio's master fund, which has the same investment objective as the Portfolio. The master series performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Service Shares of the Portfolio. Total returns would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
(Numbers in columns are percentages)

1995                                                                             5.17
1996                                                                             4.67
1997                                                                             4.81
1998                                                                             4.76
1999                                                                             4.44
2000                                                                             5.72
2001                                                                             3.48
2002                                                                             0.94

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 0.25%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.47%                              0.11%
       (September 30, 2000)               (December 31, 2002)

                                                                             Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02              1 year      5 years      (December 6, 1994)
-------------------------------------              ------      -------      ------------------
Premier Money Market Series                        0.94%        3.91%             3.96%

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                                       Premier Money
SERVICE SHARES                                        Market Portfolio
--------------                                        ----------------
Management Fees                                            0.20%
Distribution (Rule 12b-1) Fees                             0.60%
Shareholder Service Fees                                   0.13%
Other Expenses                                             0.21%
TOTAL ANNUAL OPERATING EXPENSES                            1.14%
Waivers/reimbursements(2)                                  0.21%
NET EXPENSES(2)                                            0.93%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.
(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.93%. This waiver will remain in place until November 1, 2006 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Service Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2006) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                   1 Year   3 Years   5 Years   10 Years
--------------                                   ------   -------   -------   --------
Premier Money Market Portfolio                    $95      $296      $563      $1,327

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The BALENTINE PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The BALENTINE PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

         -- U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our
SAI:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of the Series could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the Series' holdings at a time when it may be disadvantageous to do so. Also, other feeders of the Series may have a greater ownership interest in the Series than the Portfolio's interest and, therefore, could have effective voting control over the operation of the Series.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Service Share of the Portfolio. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Portfolio assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Service Shares' Annual Report, which is available without charge upon request.

                                                                For the Period
                                                              November 4, 2002(1)
                                                                    through
                                                                 June 30, 2003
PREMIER MONEY MARKET PORTFOLIO -- SERVICE SHARES              -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................        $  1.00
                                                                    -------
INVESTMENT OPERATIONS:
  Net investment income.....................................           0.00(2)
DISTRIBUTIONS:
  From net investment income................................           0.00(2)
                                                                    -------
NET ASSET VALUE -- END OF PERIOD............................        $  1.00
                                                                    =======
TOTAL RETURN................................................          0.31%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations...........................          0.93%*
    Excluding expense limitations...........................          1.14%*
  Net investment income.....................................          0.48%*
Net assets at end of period (000 omitted)...................        $81,518

---------------

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  Less than $0.01 per share.
(3)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust I -- Premier
     Money Market Series.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

     For the twelve months ended June 30, 2003, RSMC received an advisory fee (after fee waivers) of 0.15% of the Series' average daily net assets.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                                  [FLOW CHART]
BALENTINE PREMIER
MONEY MARKET PORTFOLIO

Asset Management

INVESTMENT ADVISER

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890
Manages the Series' investment activities.

Fund Operations

ADMINISTRATOR

Rodney Square Management Corp.
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND
ACCOUNTING AGENT

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio's NAV and distributions.

SHAREHOLDER
SERVICES

TRANSFER AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

ASSET
SAFE KEEPING

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's NAV per share.

DISTRIBUTION

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes the Portfolio's shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
Day                           Independence Day              Christmas Day
Presidents' Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern time, or when checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at a Service Organization, you should contact the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Balentine Premier Money Market Portfolio      Balentine Premier Money Market Portfolio
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 760 Moore Road
    Providence, RI 02940                          King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. ("Distributor") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of its Service Shares.

--------------------------------------------------------------------------------

RULE 12B-1 FEES
--------------------------------------------------------------------------------

     The Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the Distributor for the sale and distribution of its shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the distribution plan, the Portfolio pays distribution fees to the Distributor at a maximum annual rate of 0.60% of the average daily net assets of the Portfolio's Service Shares.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

     The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.13% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

                                    GLOSSARY

MONEY MARKET FUNDS:
     Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

YIELD:
     Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

MUTUAL FUND EXPENSES:
     Every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

INVESTMENT ADVISER:
     The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

  NAV  =  Assets - Liabilities
          --------------------
          Outstanding Shares

NET INVESTMENT INCOME:
     Net investment income consists of interest earned by a fund on its investments less accrued expenses.

12B-1 FEES:
     12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

     WT Mutual Fund
     Balentine Premier Money Market Portfolio
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, PA 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                         BALENTINE REAL ESTATE PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Balentine Real Estate Portfolio, including information on its investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

         -    is not a bank deposit

         - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         -    is not federally insured

         - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         -    is not guaranteed to achieve its goals

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                     PORTFOLIO DESCRIPTION

A look at the goals, strategies,         Summary...................................................
risks and expenses of the                Performance Information...................................
Portfolio.                               Fees and Expenses.........................................
                                         Example...................................................
                                         Investment Objectives.....................................
                                         Primary Investment Strategies.............................
                                         Additional Risk Information...............................

Details about the service            MANAGEMENT OF THE PORTFOLIO
providers.                               Investment Adviser........................................
                                         Portfolio Managers........................................
                                         Sub-Advisers..............................................
                                         Service Providers.........................................

Policies and instructions for        SHAREHOLDER INFORMATION
opening, maintaining and                 Pricing of Shares.........................................
closing an account in any of             Purchase of Shares........................................
the Portfolio.                           Redemption of Shares......................................
                                         Distributions.............................................
                                         Taxes.....................................................

Details on the Portfolio's           DISTRIBUTION ARRANGEMENTS
distribution plan,                       Rule 12b-1 Fees...........................................
master/feeder arrangement                Master/Feeder Structure...................................
and share classes.                       Share Classes.............................................

                                     FOR MORE INFORMATION................................back cover

For information about key terms and concepts, please refer to the "Glossary."

                         BALENTINE REAL ESTATE PORTFOLIO

                                 INVESTOR SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective       The investment objective of BALENTINE REAL ESTATE
                           PORTFOLIO is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus           -    Equity (or related) securities

Share Price Volatility     -    Moderate

Principal Investment       -    The Portfolio operates as a "feeder fund" which
Strategies                      means that the Portfolio does not buy individual
                                securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The Portfolio invests its assets in the Real Estate Series, which is a separate series of WT Investment Trust I. The
                                Portfolio and its master fund have the same investment objective, policies and limitations.

                           - The Portfolio seeks to meet its investment objective by investing all or substantially all of its assets in the Real Estate Series (the "Series"), which under normal market conditions, invests at least 80% of its net assets in securities of real estate and real estate-related companies.

                           - The Series will invest in real estate companies such as equity real estate investment trusts (REITs) that own property and mortgage REITs, which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                           - The Series employs a multi-manager approach. Rodney Square Management Corporation ("RSMC") serves as the Series, investment adviser and has delegated the responsibility of the day-to-day management of the Series to AEW Management and Advisors L.P. and Real Estate Management Services Group LLC as sub-advisers.

Principal Risks            An investment in the  Portfolio is subject to the
                           risks summarized below which are further described under "Additional Risk Information."

                           - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           - It is possible to lose money by investing in the Portfolio. There is no guarantee that the stock market or the securities that the Series buys will increase in value.

                           - The Portfolio's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                           - Because the Series concentrates its investments in companies related to the real estate industry, the value of the Portfolio's shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.

                           - Because the Series employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in the Portfolio indirectly holding a concentration in certain types of securities, industries or sectors, which may have a negative affect on performance.

                           - The performance of the Portfolio will depend on whether or not the investment adviser and sub-advisers are successful in pursuing their investment strategies.

                           - The Portfolio is also subject to other risks which are described under "Additional Risk Information."

Investor Profile           -    Investors who want the value of their investment
                                to grow and who are Profile willing to accept more volatility than a fixed income fund for the possibility of higher returns.

PERFORMANCE INFORMATION

The Portfolio has not yet commenced operations. Therefore, it does not have a full calendar year of performance to include in this prospectus.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    Investor Shares
                                                              ---------------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                      None

Maximum deferred sales charge                                      None

Maximum sales charge imposed on reinvested dividends (and
other distributions)                                               None

Redemption fee(a)                                                  1.00%

(a) Investor Shares are subject to a 1.00% fee only if redeemed within the first 60 days after purchase. See "Redemption of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):(1)

Management fees(2)                    0.90%

Distribution (12b-1) fees             0.25%

Other expenses(3)                     1.83%

TOTAL ANNUAL OPERATING EXPENSES(4)    2.98%

Waivers/reimbursements(4)            (0.98)%

Net expenses(4)                       2.00%

1 The table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series.

2 The management fee reflects a 0.35% advisory fee payable to Rodney Square Management Corporation and up to 0.55% sub-advisory fees payable to each of AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC. The sub-advisory fee is paid to each sub-adviser only on the portion of the Fund's assets the respective sub-adviser manages. The Series is responsible for paying the advisory fee to Rodney Square Management Corporation and the sub-advisory fee to the sub-advisers.

3 "Other Expenses" are based on estimated amounts for the current fiscal year.

4 For Investor Shares of the Portfolio the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 2.00%. This waiver will remain in place until JANUARY 1, 2006 unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Investor Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -    you reinvested all dividends and other distributions;

         -    the average annual return was 5%;

         - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through January 1, 2006) are charged and remain the same over the time periods; and

         -    you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                        1 Year   3 Years
---------------                                        ------   -------
Real Estate Portfolio...............................   $  203    $  731

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

         The investment objective of BALENTINE REAL ESTATE PORTFOLIO is to achieve long-term growth of capital and high current income. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio seeks to meet its investment objective by investing all or substantially all of its assets in the Real Estate Series. Under normal market conditions, the Series will invest at least 80% of its net assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Series considers a company to be a real estate company if it has (i) at least 50% of its assets, gross income or net profits is derived from development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Series will invest in real estate companies such as equity real estate investment trusts (REITs) that own property and mortgage REITs which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

         The Series may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Series will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Series may invest up to 25% of its total assets in foreign securities.

         Any percentage limitations with respect to assets of the Series or the capitalization requirement of companies in which the Series invests are applied at the time of purchase.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, the Series may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Series may not achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

         The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100%.

ADVISER ALLOCATION

The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC will allocate the the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy, securities and real estate markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity and real estate markets, the outlook and projected growth of the real estate and various other sectors, and information relating to business cycles. Currently, the Series' sub-advisers are AEW Management and Advisors, L.P. ("AEW") and Real Estate Management Services LLC ("REMS"). Each sub-adviser uses its own investment approach and strategy to achieve the Series investment objective. The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

AEW MANAGEMENT AND ADVISORS, L.P.

Investment Philosophy

         AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Series, AEW draws upon the combined expertise of its real estate, research and securities professionals.

Investment Process

         When selecting investments for the Series, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         - VALUATION: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         - PRICE: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are generally given greater weight than those that have over-performed.

         - INCOME: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         - CATALYSTS: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

         In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

REAL ESTATE MANAGEMENT SERVICES GROUP LLC

Investment Philosophy

         REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

Investment Selection Process

         REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield, and capital structure, to identify candidates for investment.

         The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

         REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION

         The Portfolio is not a complete investment program. It is designed to provide exposure to securities of real estate companies and is typically used in connection with a variety of other investments in order to achieve an appropriate asset allocation.

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our SAI.

         - RISKS OF SECURITIES LINKED TO REAL ESTATE INDUSTRY: The Series concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Series invests.

         - RISKS OF SMALL TO MID CAP COMPANIES. Real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

         - RISKS OF REITS. In addition to the risks listed above, REITs are not diversified, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Series, and, in turn, investors in the Portfolio, will bear a proportionate share of those expenses in addition to those expenses of the Portfolio.

         - RISKS OF DEBT SECURITIES. The Series may invest in debt securities which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Portfolio has used in valuing its securities.

         - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         - MULTI-MANAGER RISK: The investment styles employed by the sub-advisers may not be complementary The interplay of the various strategies employed by the sub-advisers may result in the Portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Portfolio's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's realization of capital gains.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

         The Real Estate Series pays RSMC a monthly fee advisory fee at the annual rate of 0.35% of the Series' average daily net assets. In addition, the Series will be directly responsible for paying each sub-adviser a monthly sub-advisory fee at the annual rate of 0.55% of the Series' first $25 million of average daily net assets under its management; 0.45% of the Series' next $25 million of average daily net assets under its management; and 0.35% of the Series' average daily net assets under its management that is over $50 million Regardless of the amount paid to a specific sub-adviser and RSMC, the Series will bear, in the aggregate, a maximum rate of 0.90% in management fees.

PORTFOLIO MANAGERS

         The day-to-day management of the Fund is the responsibility of Robert
E. Reiser, Jr., CFA and Dorsey D. Farr, Ph.D., who implements the Fund's investment allocations as determined by the Strategic Allocation Team of RSMC and its affiliates. The Strategic Allocation Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Reiser and Mr. Farr, Vice Presidents of RSMC, has been with RSMC and/or its affiliate since 1999 and 2000, respectively.

SUB-ADVISERS

AEW MANAGEMENT AND ADVISORS, L.P.

         AEW Management and Advisors L.P., an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $6.8 billion of client capital as of September 30, 2003. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages approximately $3.4 billion in assets for institutions and individuals as of September 30, 2003. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Series.

         That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Series. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has 19 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

REAL ESTATE MANAGEMENT SERVICES GROUP LLC

         Real Estate Management Services Group, LLC ("REMS"), located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2003, the REMS Group had approximately $309 million in assets under management.

         EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

         JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

SERVICE PROVIDERS

         The chart below provides information on the primary service providers.

                             BALENTINE REAL ESTATE
                                    PORTFOLIO

Asset
Management

                               INVESTMENT ADVISER

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                   Manages the Series' investment activities.

Shareholder
Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                     Handles shareholder services, including
                    recordkeeping and statements, payment of
                     distributions and processing of buy and
                                 sell requests.

Fund
Operations

                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                       Provides facilities, equipment and
                      personnel to carry out administrative
                      services related to the Portfolio and
                       calculates the Portfolio's NAV and
                                 distributions.

Asset
Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                    Holds the Portfolio's assets, settles all
                    portfolio trades and collects most of the
                   valuation data required for calculating the
                           Portfolio's NAV per share.

Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                       Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series value its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by the transfer agent.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                  Good Friday          Labor Day
Martin Luther King, Jr. Day     Memorial Day         Thanksgiving Day
Presidents' Day                 Independence Day     Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Balentine Real Estate Portfolio - Investor Shares, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                       Overnight mail:

Balentine Real Estate Portfolio     Balentine Real Estate Portfolio
c/o PFPC Inc.                       c/o PFPC Inc.
P.O. Box 9828                       760 Moore Road
Providence, RI 02940                King of Prussia

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Service Organization, you should contact the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed first. This fee may not apply in certain circumstances, such as redemptions processed in the event of shareholder death or disability.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                       Overnight mail:

Balentine Real Estate Portfolio     Balentine Real Estate Portfolio
c/o PFPC Inc.                       c/o PFPC Inc.
P.O. Box 9828                       760 Moore Road
Providence, RI 02940                King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our SAI.

DISTRIBUTIONS

         Distributions from the net investment income of the Portfolio are declared and paid quarterly to you. Any net capital gain realized by the Portfolio will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

         It is a taxable event for you if you sell shares of the Portfolio. Depending on the purchase price and the sale price of the shares you redeem, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into a dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

         The Investor Shares of the Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the distributor for the sale and distribution of Investor Shares, and for services provided to Investor shareholders. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of average daily net assets for the Investor Shares of the Portfolio is 0.25%.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Institutional and Investor Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

REITS:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

         The investment company registration number for WT Mutual Fund is 811-08648.

                         BALENTINE REAL ESTATE PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 2003

         This prospectus gives vital information about the Balentine Real Estate Portfolio, including information on its investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

                  -        is not a bank deposit

                  - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

                  -        is not federally insured

                  - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

                  -        is not guaranteed to achieve its goals

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

================================================================================

TABLE OF CONTENTS

                                        PORTFOLIO DESCRIPTION

A look at the goals, strategies,            Summary...........................................................
risks, expenses and financial               Performance Information...........................................
history of the Portfolio.                   Fees and Expenses.................................................
                                            Example...........................................................
                                            Investment Objectives.............................................
                                            Primary Investment Strategies.....................................
                                            Additional Risk Information.......................................

Details about the service               MANAGEMENT OF THE PORTFOLIO
providers.                                  Investment Advisers...............................................
                                            Portfolio Managers................................................
                                            Sub-Advisers......................................................
                                            Service Providers.................................................

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Shares.................................................
closing an account in any of                Purchase of Shares................................................
the Portfolio.                              Redemption of Shares..............................................
                                            Distributions.....................................................
                                            Taxes.............................................................

Details on the Portfolio's              DISTRIBUTION ARRANGEMENTS
master/feeder arrangements                  Master/Feeder Structure...........................................
and share classes.                          Share Classes.....................................................

                                        FOR MORE INFORMATION....................................... back cover

For information about key terms and concepts, please refer to the "Glossary."

                         BALENTINE REAL ESTATE PORTFOLIO

                              INSTITUTIONAL SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective             The investment objective of BALENTINE REAL
                                 ESTATE PORTFOLIO is to achieve long-term
                                 growth of capital and high current income
                                 through investments in companies in the real
                                 estate industry.

Investment Focus                 -    Equity (or related) securities

Share Price Volatility           -    Moderate

Principal Investment             -    The Portfolio operates as a "feeder fund"
Strategies                            which means that the Portfolio does not
                                      buy individual securities directly.
                                      Instead, it invests in a "master fund,"
                                      which in turn purchases investment
                                      securities. The Portfolio invests its
                                      assets in the Real Estate Series, which is
                                      a separate series of WT Investment Trust
                                      I. The Portfolio and its master fund have
                                      the same investment objective, policies
                                      and limitations.

                                 - The Portfolio invests all of its assets in the Real Estate Series (the "Series"), which under normal market conditions, invests at least 80% of its net assets in securities of real estate and real estate-related companies.

                                 -    The Series will invest in real estate
                                      companies such as equity real estate
                                      investment trusts (REITs) that own
                                      property and mortgage REITs, which make
                                      construction and development loans or
                                      invest in mortgage pools, or companies
                                      whose products and services relate to the real estate industry.

                                 -    The Series employs a multi-manager
                                      approach. Rodney Square Management
                                      Corporation ("RSMC") serves as the Series' investment adviser and has delegated the responsibility of the day-to-day management of the Series to AEW Management and Advisors L.P. and Real Estate
                                      Management Services Group LLC

Principal Risks                  An investment in the Portfolio is subject to
                                 the risks summarized below which are further described under "Additional Risk Information."

                                 -    An investment in the Portfolio is not a
                                      deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 - It is possible to lose money by investing in the Portfolio. There is no guarantee that the stock market or the securities that the Series buys will increase in value.

                                 - The Portfolio's share price will fluctuate in response to changes in the market value of the Series' investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                 -    Because the Series concentrates its
                                      investments in companies related to the
                                      real estate industry, the value of the
                                      Portfolio's shares may fluctuate more
                                      frequently than the value of shares of a fund that invests in a broader range of securities.

                                 - Because the Series employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in the Portfolio indirectly holding a concentration in certain types of securities, industries or sectors, which may have a negative affect on performance.

                                 -    The performance of the Portfolio will
                                      depend on whether or not the investment
                                      adviser and sub-advisers are successful in pursuing their investment strategies.

                                 -    The Portfolio is also subject to other
                                      risks which are described under
                                      "Additional Risk Information."

Investor Profile                 -    Investors who want the value of their
                                      investment to grow and who are willing to accept more volatility than a fixed income fund for the possibility of higher returns.

PERFORMANCE INFORMATION

The Portfolio has not yet commenced operations. Therefore, it does not have a full calendar year of performance to include in this prospectus.

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold Institutional shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                            Institutional Shares
                                                                                                      --------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                          None

Maximum deferred sales charge                                                                                 None

Maximum sales charge imposed on reinvested dividends (and other distributions)                                None

Redemption fee(a)                                                                                             1.00%

(a)Institutional Shares are subject to a 1.00% fee only if redeemed within the first 60 days after purchase. See "Redemption of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):(1)

Management fees(2)                                         0.90%

Distribution (12b-1) fees                                  None

Other expenses(3)                                          1.83%

TOTAL ANNUAL OPERATING EXPENSES(4)                         2.73%

Waivers/reimbursements(4)                                 (0.98)%

Net expenses(4)                                            1.75%

1 The table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series.

2 The management fee reflects a 0.35% advisory fee payable to Rodney Square Management Corporation and up to 0.55% sub-advisory fees payable to each of AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC. The sub-advisory fee is paid to each sub-adviser only on the portion of the Fund's assets the respective sub-adviser manages. The Series is responsible for paying the advisory fee to Rodney Square Management Corporation and the sub-advisory fee to the sub-advisers.

3 "Other Expenses" are based on estimated amounts for the current fiscal year.

4 For Institutional Shares of the Portfolio the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.75%. This waiver will remain in place until January 1, 2006 unless the Board of Trustees approves its earlier termination.

EXAMPLE

         This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -        you reinvested all dividends and other distributions;

         -        the average annual return was 5%;

         - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through

                  January 1, 2006) are charged and remain the same over the time periods; and

         - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                                         1 Year         3 Years
--------------------                                         ------         -------
Real Estate Portfolio...............................          $178            $656

         The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

         The investment objective of BALENTINE REAL ESTATE PORTFOLIO is to achieve long-term growth of capital and high current income. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         The Portfolio seeks to meet its investment objective by investing all or substantially all of its assets in the Real Estate Series. Under normal market conditions, the Series will invest at least 80% of its net assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Series considers a company to be a real estate company if it has (i) at least 50% of its assets, gross income or net profits is derived from development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Series will invest in real estate companies such as equity real estate investment trusts (REITs) that own property and mortgage REITs which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

         The Series may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Series will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Series may invest up to 25% of its total assets in foreign securities.

         Any percentage limitations with respect to assets of the Series or the capitalization requirement of companies in which the Series invests are applied at the time of purchase.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, the Series may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Series may not achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

         The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100%.

ADVISER ALLOCATION

The Series employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of the Series' assets under the general supervision of RSMC. RSMC will allocate the the Series' assets between the sub-advisers. When making these allocation decisions, the investment adviser considers, among other things, its expectation for the performance of the U.S. economy, securities and real estate markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity and real estate markets, the outlook and projected growth of the real estate and various other sectors, and information relating to business cycles. Currently, the Series' sub-advisers are AEW Management and Advisors, L.P. ("AEW") and Real Estate Management Services LLC ("REMS"). Each sub-adviser uses its own investment approach and strategy to achieve the Series investment objective. The Series' multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple sub-adviser technique will be achieved.

AEW MANAGEMENT AND ADVISORS, L.P.

Investment Philosophy

         AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Series, AEW draws upon the combined expertise of its real estate, research and securities professionals.

Investment Process

         When selecting investments for the Series, AEW generally considers the following factors that it believes to help in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         - VALUATION: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         - PRICE: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are generally given greater weight than those that have over-performed.

         - INCOME: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         - CATALYSTS: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

         In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

REAL ESTATE MANAGEMENT SERVICES GROUP LLC

Investment Philosophy

         REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

Investment Selection Process

         REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield, and capital structure, to identify candidates for investment.

         The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

         REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION

         The Portfolio is not a complete investment program. It is designed to provide exposure to securities of real estate companies and is typically used in connection with a variety of other investments in order to achieve an appropriate asset allocation.

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our SAI.

         - RISKS OF SECURITIES LINKED TO REAL ESTATE INDUSTRY: The Series concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Series invests.

         - RISKS OF SMALL TO MID CAP COMPANIES. Real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

         - RISKS OF REITs. In addition to the risks listed above, REITs are not diversified, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Series, and, in turn, investors in the Portfolio, will bear a proportionate share of those expenses in addition to those expenses of the Portfolio.

         - RISKS OF DEBT SECURITIES. The Series may invest in debt securities which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

         - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Portfolio has used in valuing its securities.

         - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         - MULTI-MANAGER RISK: The investment styles employed by the sub-advisers may not be complementary The interplay of the various strategies employed by the sub-advisers may result in the Portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Portfolio's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's realization of capital gains.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the investment adviser for the Large Cap Core Series and the Small Cap Core Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion assets under management.

         The Real Estate Series pays RSMC a monthly fee advisory fee at the annual rate of 0.35% of the Series' average daily net assets. In addition, the Series will be directly responsible for paying each sub-adviser a monthly sub-advisory fee at the annual rate of 0.55% of the Series' first $25 million of average daily net assets under its management; 0.45% of the Series' next $25 million of average daily net assets under its management; and 0.35% of the Series' average daily net assets under its management that is over $50 million Regardless of the amount paid to a specific sub-adviser and RSMC, the Series will bear, in the aggregate, a maximum rate of 0.90% in management fees.

PORTFOLIO MANAGERS

         The day-to-day management of the Fund is the responsibility of Robert
E. Reiser, Jr., CFA and Dorsey D. Farr, Ph.D., who implements the Fund's investment allocations as determined by the Strategic Allocation Team of RSMC and its affiliates. The Strategic Allocation Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Reiser and Mr. Farr, Vice Presidents of RSMC, has been with RSMC and/or its affiliate since 1999 and 2000, respectively.

SUB-ADVISERS

AEW MANAGEMENT AND ADVISORS, L.P.

         AEW Management and Advisors L.P., an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $6.8 billion of client capital as of September 30, 2003. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages approximately $3.4 billion in assets for institutions and individuals as of September 30, 2003. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Series.

         That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Series. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has 19 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

REAL ESTATE MANAGEMENT SERVICES GROUP LLC

         Real Estate Management Services Group, LLC ("REMS"), located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2003, the REMS Group had approximately $309 million in assets under management.

         EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

         JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

SERVICE PROVIDERS

         The chart below provides information on the primary service providers.

                              BALENTINE REAL ESTATE
                                    PORTFOLIO

                                      Asset
                                   Management

                               INVESTMENT ADVISER

                            Rodney Square Management
                                  Corporation
                            1100 North Market Street
                              Wilmington, DE 19890

                   Manages the Series' investment activities.

                                   Shareholder
                                    Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                     Handles shareholder services, including
                    recordkeeping and statements, payment of
                     distributions and processing of buy and
                                 sell requests.

                                      Fund
                                   Operations

                                  ADMINISTRATOR

                         Rodney Square Management Corp.
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                  Provides facilities, equipment and personnel
                 to carry out administrative services related to
                  the Portfolio and calculates the Portfolio's
                             NAV and distributions.

                                      Asset
                                  Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                    Holds the Portfolio's assets, settles all
                    portfolio trades and collects most of the
                  valuation data required for calculating the
                           Portfolio's NAV per share.

                                  Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                       Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series value its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                            Good Friday                        Labor Day
Martin Luther King, Jr. Day               Memorial Day                       Thanksgiving Day
Presidents' Day                           Independence Day                   Christmas Day

PURCHASE OF SHARES

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Balentine Real Estate Portfolio - Institutional Shares, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  Regular mail:                               Overnight mail:

  Balentine Real Estate Portfolio             Balentine Real Estate Portfolio
  c/o PFPC Inc.                               c/o PFPC Inc.
  P.O. Box 9828                               760 Moore Road
  Providence, RI 02940                        King of Prussia, PA 19406


         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800)

336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Service Organization, you should contact the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed first. This fee may not apply in certain circumstances, such as redemptions processed in the event of shareholder death or disability.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  Regular mail:                               Overnight mail:

  Balentine Real Estate Portfolio             Balentine Real Estate Portfolio
  c/o PFPC Inc.                               c/o PFPC Inc.
  P.O. Box 9828                               760 Moore Road
  Providence, RI 02940                        King of Prussia, PA 19406

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our SAI.

DISTRIBUTIONS

         Distributions from the net investment income of the Portfolio are declared and paid quarterly to you. Any net capital gain realized by the Portfolio will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolio invests primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

         It is a taxable event for you if you sell shares of the Portfolio. Depending on the purchase price and the sale price of the shares you redeem, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into a dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

REITs:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

          The investment company registration number for is 811-08648.

                       ----------------------------------
                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC
                       ----------------------------------

                                    * * * *

                            THE ROXBURY MID CAP FUND

                                OF WT MUTUAL FUND

================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 2003

This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

     PRESENTLY CLASS A SHARES OF THE FUND ARE BEING OFFERED ONLY TO CERTAIN
       PERSONS ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET VALUE. SEE
                     "SALES CHARGE REDUCTIONS AND WAIVERS."
           CLASS B AND CLASS C SHARES ARE NOT CURRENTLY BEING OFFERED.

                                TABLE OF CONTENTS

A look at the goals, strategies,    FUND DESCRIPTION
Risk, expenses and financial          Summary...............................................................            1
history of the Fund.                  Performance Information ..............................................            2
                                      Fees and Expenses.....................................................            3
                                      Investment Objective..................................................            6
                                      Primary Investment Strategies.........................................            6
                                      Additional Risk Information...........................................            8
                                      Financial Highlights..................................................           10

Details about the service           MANAGEMENT OF THE FUND
providers.                            Investment Adviser....................................................           11
                                      Fund Manager..........................................................           11
                                      Service Providers.....................................................           12

Policies and instructions for       SHAREHOLDER INFORMATION
opening, maintaining and              How Share Price is Calculated.........................................           13
closing an account in the             Selecting the Correct Class of Shares.................................           13
Fund.                                 Sales Charge Reductions and Waivers...................................           15
                                      Purchase of Shares....................................................           17
                                      Redemption of Shares..................................................           18
                                      Distributions.........................................................           19
                                      Taxes.................................................................           19

Details on the Fund's               DISTRIBUTION AND SERVICE ARRANGEMENTS
distribution plans,                   Rule 12b-1 Fees.......................................................           20
service fees and                      Shareholder Service Fees..............................................           21
master/feeder arrangement.            Master/Feeder Structure...............................................           21

                                    FOR MORE INFORMATION....................................................   BACK COVER

For information about key terms and concepts, please refer to the "Glossary."

                              ROXBURY MID CAP FUND

FUND DESCRIPTION

SUMMARY

Investment              - The ROXBURY MID CAP FUND seeks superior long-term growth
Objective                 of capital.

Investment Focus        - Equity securities (generally common stocks)

Share Price Volatility  - High

Principal               - The Fund operates as a "feeder fund" which means that the
Investment                Fund does not buy individual securities directly. Instead,
Strategies                corresponding mutual fund or "master fund," which in turn
                          it invests in a purchases the actual stock holdings. The
                          Fund's master fund is the Mid Cap Series (the "Series")
                          of WT Investment Trust I.

                        - The Fund and the Series have the same investment objective, policies and limitations. When this prospectus refers to
                          investments of the Fund it is actually referring to the
                          investments of the Series.

                        - The Fund invests in the Series, which under normal market conditions, invests at least 80% of its net assets in
                          securities of companies with a market capitalization, at the time of purchase, within the capitalization range of
                          companies that make up the S&P MidCap 400 Index.

                        - Roxbury Capital  Management,  LLC (the "Adviser")  purchases stocks, and in the case of foreign companies, American
                          Depositary Receipts ("ADRs"), it believes exhibit
                          consistent, above-average earnings growth, superior
                          quality and attractive risk/reward characteristics. The
                          Adviser analyzes the stocks of a broad universe of
                          companies to search for high quality companies that are
                          growing at substantially greater rates than the market's
                          average rate.

Principal Risks           The Fund is subject to the following risks summarized below, which are further described under "Additional Risk Information."

                        - The prices of securities in which the Fund invests may
                          fluctuate due to these securities being traded infrequently and in limited volumes. There may also be less publicly
                          available information about mid cap companies as compared
                          to larger companies.

                        - There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. Therefore, it is possible to lose money by investing in the Fund.

                        - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market
                          value changes will result from business developments
                          affecting an issuer as well as general market and
                          economic conditions.

                        - Growth-oriented investments may be more volatile than
                          the rest of the U.S. stock market as a whole.

                        - Investments in a foreign market are subject to foreign
                          security risk and the risk

                          of losses caused by changes in foreign currency exchange rates.

                        - The performance of the Fund will depend on how successfully the Adviser pursues its investment strategy.

Investor Profile        - Investors who want the value of their investment to grow and who are willing to accept more volatility for the
                          possibility of returns.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in Class A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns compare with those of the S&P MidCap 400 Index, a broad measure of market performance. Returns of Class B and Class C Shares will differ to the extent that they have different expenses. As of the date of this prospectus Class B and Class C Shares have not commenced operations. Total returns for Class A shares would have been lower than shown below had certain fees and expenses not been waived and/or reimbursed. The bar chart does not reflect sales charges. If it did, returns would be less than those shown. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

          2001      2002
RETURNS   3.16%     -31.29%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 31.41%

 BEST QUARTER                  WORST QUARTER
    17.58%                        (21.76)%
(June 30, 2001)             (September 30, 2002)

CLASS A SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2002

                                                                                              SINCE INCEPTION
                                                                            1 YEAR          (DECEMBER 14, 2000)
Before Taxes                                                               (31.29)%              (15.64)%
After Taxes on Distributions(1,2)                                          (31.29)%              (15.92)%
After Taxes on Distributions and Sales of Fund Shares(1,2)                 (19.21)%              (12.37)%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                                  (14.53)%               (7.82)%

(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) The S&P MidCap 400 Index consists of 400 domestic stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P MidCap 400 Index proportionate to its market value.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

                                                         CLASS A              CLASS B(a)               CLASS C
                                                         -------              ----------               -------
SHAREHOLDER  FEES (FEES PAID  DIRECTLY FROM YOUR
INVESTMENT)
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)        5.50%(b)                 None                   None
Maximum deferred sales charge                            None(c)               5.00%(d)                1.00%(e)
Maximum sales charge imposed on
   reinvested dividends (and other
   distributions)                                         None                   None                   None
Redemption fee(f)                                         None                   None                   None

(a) Class B Shares convert to Class A Shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B Shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.

(b)      Reduced for purchases of $50,000 and more.

(c) Class A Shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(d) 5.00% during the first year; 4.00% during the second year; 3.00% during the third and fourth years; 2.00% during the fifth year; and 1.00% during the sixth through eighth years. Class B Shares automatically convert into Class A Shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.

(e) Class C Shares are subject to a 1.00% CDSC only if redeemed within the first 18 months after purchase.

(f) If you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

                                                            CLASS A              CLASS B               CLASS C
                                                            -------              -------               -------
ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management fees                                              0.75%                0.75%                 0.75%
Distribution (12b-1) fee                                      None                0.75%                 0.75%
Shareholder Service fee                                      0.25%                0.25%                 0.25%
Other Expenses(2)                                           37.22%(3)            37.22%(3)             37.22%(3)
                                                           ------               ------                ------
TOTAL ANNUAL OPERATING EXPENSES(4)                          38.22%               38.97%                38.97%
Cost Reduction(4)                                          (36.67)%             (36.67)%              (36.67)%
                                                           ------               ------                ------
Total Net Expenses(4)                                        1.55%                2.30%                 2.30%
                                                           ======               ======                ======

-------------------------

(1) This table and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.

(2) Since certain operating expenses of the Fund are based on its asset size and the number of shareholders the Fund has, the relatively small asset size of the Fund impacts the ratio of "Other Expenses" and has the effect of shareholders bearing a larger percentage of operating expenses.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) The Adviser has a contractual obligation through November 2015 to waive a portion of its fees and assume certain expenses of the Fund to limit the total annual operating expenses to 1.55% for Class A Shares and 2.30% for each of Class B and Class C Shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

-        you reinvested all dividends and other distributions;

-        the average annual return was 5%;

- the Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

-        you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                   1 YEAR           3 YEARS           5 YEARS          10 YEARS
                                                   ------           -------           -------          --------
Class A(1)                                          $699            $ 1,013           $1,348           $  2,294

Class B (assuming no redemption)                    $233            $   718           $1,230           $  2,448
Class B (assuming complete redemption at
  the end of the period)(2)                         $733            $ 1,018           $1,430           $  2,448

Class C (assuming no redemption)                    $233            $   718           $1,230           $   2636
Class C (assuming complete redemption at
  the end of the period)(2)                         $333            $   718           $1,230           $   2636

(1) Assumes deduction at the time of purchase of maximum sales charge.

(2) Assumes deduction at redemption of maximum deferred sales charge.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

The Fund and the Series seek superior long-term growth of capital. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing its assets in the Series, which under normal market conditions, invests at least 80% of its net assets in the following equity (or equity-related securities):

- common stocks of corporations that are judged by the Adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, at the time of purchase, have a market capitalization within the capitalization range of the S&P MidCap 400 Index ("mid cap company")

- American Depositary Receipts ("ADRs"), which are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded

-        securities convertible into mid cap companies

-        options on common stock or options on stock indices

Mid-cap companies are those whose capitalization is within the market capitalization of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of September 30, 2003, the market capitalization of companies that are in the S&P MidCap 400 Index was between $289 million and $12 billion. As market conditions change, so will the capitalizations of the companies that make up the S&P MidCap 400 Index. The Adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the S&P MidCap 400 Index. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid cap market capitalization for purposes of the 80% policy. The Series is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

The Adviser uses a bottom-up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. The Adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the Adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

At the time of purchase individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the Adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of any company.

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the Adviser to be of comparable quality. The result of this action may be that the Series will be unable to achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our SAI:

- MID CAP RISK: Mid cap companies may be more vulnerable than larger companies to adverse business or economic developments.

- MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- LIQUIDITY RISK: The risk that a security may lack sufficient liquidity in order to execute a buy or sell program without significantly affecting the security's price. At times a security's price may experience unusual price declines due to an imbalance between sellers and buyers of that security. Forced liquidations of the Series or other funds which hold similar securities could result in adverse price fluctuations in securities held and in the Fund's overall value.

- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Fund.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in U.S. markets.

- MASTER/FEEDER RISK: The master/feeder structure is designed to reduce costs, it may not do so, and the Fund may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on a fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Class A Share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available, without charge, upon request.

MID CAP FUND - CLASS A SHARES

                                                                                                                 For the Period
                                                                  For the Fiscal          For the Fiscal          December 14,
                                                                    Year Ended              Year Ended           2000(1) through
                                                                   June 30, 2003           June 30, 2002          June 30, 2001
                                                                  --------------          --------------         --------------
NET ASSET VALUE - BEGINNING OF PERIOD.......................          $  4.32                 $  5.55                $  5.00
                                                                      -------                 -------                -------

INVESTMENT OPERATIONS:
   Net investment loss(2)...................................            (0.05)                  (0.06)                 (0.04)
   Net realized and unrealized gain (loss) on investments...            (0.03)                  (1.08)                  0.59
                                                                      -------                 -------                -------
     Total from investment operations.......................            (0.08)                  (1.14)                  0.55
                                                                      -------                 -------                -------

DISTRIBUTIONS:
   From net realized gains..................................               --                   (0.09)                    --
                                                                      -------                 -------                -------
NET ASSET VALUE - END OF PERIOD.............................          $  4.24                 $  4.32                $  5.55
                                                                      -------                 -------                -------

TOTAL RETURN(3).............................................            (1.85)%                (20.82)%                11.00%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: (4)
   Expenses:
     Including expense limitations..........................             1.55%                   1.55%                  1.55%*
     Excluding expense limitations..........................            38.22%                  63.66%                228.87%*
   Net investment loss......................................            (1.07)%                 (1.30)%                (1.22)% *
Portfolio Turnover..........................................              119%                    116%                    47%**
Net assets at end of period (000 omitted)...................          $ 1,037                 $   508                $    81

*        Annualized

**       Not Annualized.

(1)      Commencement of operations.

(2) The net investment loss per share was calculated using average shares outstanding method.

(3)      Excluding sales charge.

(4) The expense and net investment income ratios include expenses allocated from WT Investment Trust I - Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Adviser's Investment Committee.

INVESTMENT ADVISER

Roxbury Capital Management, LLC ("Roxbury" or the "Adviser"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the Series. Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. As of September 30, 2003, the Adviser had $3.1 billion in assets under management. For the fiscal year ended June 30, 2003, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received a fee of 0.75% of the Series' average daily net assets.

FUND MANAGER

The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SERVICE PROVIDERS

The following chart provides information on the Fund's service providers.

                              ROXBURY MID CAP FUND

                                      Asset
                                   Management

                                     ADVISER

                                 Roxbury Capital
                                 Management,LLC
                             100 Wilshire Boulevard
                                   Suite 1000
                             Santa Monica, CA 90401

                        Manages the Series' business and
                             investment activities.

                                   Shareholder
                                    Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                               Handles shareholder
                               services, including
                                recordkeeping and
                             statements, payment of
                          distributions and processing
                            of buy and sell requests.

                                      Fund
                                   Operations

                                ADMINISTRATOR AND
                                ACCOUNTING AGENT

                            Rodney Square Management
                                   Corporation
                            1100 North Market Street
                              Wilmington, DE 19890

                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                       Provides facilities, equipment and
                             personnel to carry out
                       administrative services related to
                           the Fund and calculates the
                           Fund's net asset value and
                                 distributions.

                                      Asset
                                  Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                                  SUB-CUSTODIAN

                               PFPC Trust Company
                             8800 Tinicum Boulevard
                             Philadelphia, PA 19153

                            Holds the Fund's assets,
                          settles all portfolio trades
                            and collects most of the
                           valuation data required for
                           calculating the Fund's net
                              asset value per share

                                  Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Fund's shares.

SHAREHOLDER INFORMATION

HOW SHARE PRICE IS CALCULATED

The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

New Year's Day                            Good Friday                        Labor Day
Martin Luther King, Jr. Day               Memorial Day                       Thanksgiving Day
Presidents' Day                           Independence Day                   Christmas Day

SELECTING THE CORRECT CLASS OF SHARES

This prospectus offers Class A, Class B and Class C Shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

Class A Shares--Initial Sales Charge

If you purchase Class A Shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see page 13). Class A Shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A Shares. Class A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A Shares also will be issued upon conversion of Class B Shares, as described below under "Class B Shares." The minimum initial investment in Class A Shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

-------------------------------------------------------------------------------------------------------------------
YOUR INVESTMENT                            AS A PERCENTAGE OF OFFERING PRICE     AS A PERCENTAGE OF YOUR INVESTMENT
-------------------------------------------------------------------------------------------------------------------
$50,000 and less                                         5.50%                                  5.82%
-------------------------------------------------------------------------------------------------------------------
$50,000 up to $150,000                                   5.00%                                  5.26%
-------------------------------------------------------------------------------------------------------------------
$150,000 up to $250,000                                  4.50%                                  4.71%
-------------------------------------------------------------------------------------------------------------------
$250,000 up to $500,000                                  3.50%                                  3.63%
-------------------------------------------------------------------------------------------------------------------
$500,000 up to $1,000,000                                3.00%                                  3.09%
-------------------------------------------------------------------------------------------------------------------
Over $1,000,000                                          0.00%                                  0.00%
-------------------------------------------------------------------------------------------------------------------

Class B Shares--Deferred Sales Charge

If you purchase Class B Shares, you will not incur a sales charge at the time of purchase. However, Class B Shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly. Class B Shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the eighth year after purchase, Class B Shares will automatically convert into Class A Shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B Shares into Class A Shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B Shares also will convert automatically to Class A Shares based on the portion of purchased shares that convert. The minimum initial investment in Class B Shares is $2,000.

Class C Shares--Pay As You Go

If you purchase Class C Shares, you do not incur a sales charge at the time of purchase. However, Class C Shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C Shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C Shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C Shares have no conversion feature. Accordingly, if you purchase Class C Shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C Shares. The minimum initial investment in Class C Shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C Shares under the following conditions:

         -        Class B Shares

-------------------------------------------------------------
YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
-------------------------------------------------------------
      1st year                         5.00%
-------------------------------------------------------------
      2nd year                         4.00%
-------------------------------------------------------------
      3rd year                         3.00%
-------------------------------------------------------------
      4th year                         3.00%
-------------------------------------------------------------
      5th year                         2.00%
-------------------------------------------------------------
      6th year                         1.00%
-------------------------------------------------------------
      7th year                          None
-------------------------------------------------------------
 After the 7th year                     None
-------------------------------------------------------------

         Class B Shares will be automatically converted to Class A Shares at the end of the eighth year (96th month) after purchase.

         -        Class C Shares

         If you redeem Class C Shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C Shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

Other Classes of Shares

The Fund may offer other classes of shares, from time to time, for special purposes. These other classes, if offered, will not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

Reducing Sales Charges on Your Class A Shares. There are several ways you can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege--lets you add the value of any Class A Shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

- Letter of intent--lets you purchase Class A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and our SAI for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC Waivers. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans;

- Qualifying distributions from qualified retirement plans and other employee benefit plans;

- Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts
         (IRAs) due to death, disability or attainment of age 70 1/2 ;

-        Participation in certain fee-based programs.

To use any of these waivers, contact your financial consultant.

Reinstatement Privilege. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

Net Asset Value Purchases. Class A Shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

- Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

- Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the Adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

- Such other persons as are determined by the Adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES

Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C Shares is $2,000 (including IRAs) and $100 for subsequent investments. The Adviser or the distributor, at their discretion, may waive these minimums. See our SAI for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the NAV for the class of shares selected. If your purchase order is received by the transfer agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the transfer agent at (800) 497-2960, or see our SAI.

For information on an automatic investment plan or a payroll investment plan, see our SAI.

REDEMPTION OF SHARES

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

If you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

Small Accounts: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our SAI.

DISTRIBUTIONS

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

FEDERAL INCOME TAXES: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. Under normal conditions, the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or received in cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisors concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Fund's distribution efforts and enters into dealer agreements with financial consultants to sell Fund shares.

RULE 12b-1 FEES

The Fund has adopted a distribution plan pursuant to Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, separate distribution plans with the Distributor, for the Class B and Class C Shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C Shares.

The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class;
(iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C Shares as accrued.

The distribution fees applicable to the Class B and Class C Shares are designed to permit you to purchase Class B and Class C Shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the Distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C Shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE

Other institutional investors, including other mutual funds, may invest in a master fund. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund (including the Fund) will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.

"CAP":

Cap or the market capitalization of a company means the value of all of the outstanding shares of the company's common stock in the stock market

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services.

SALES CHARGES:

The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make.

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV"?

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on holdings and operating results for the Fund's most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                              The Roxbury Mid Cap Fund
                              c/o PFPC Inc.
                              760 Moore Road
                              King of Prussia, PA 19406
                              (800) 497-2960
                              8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
                    CHANGES TO EXISTING ACCOUNTS, PURCHASING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                           PLEASE CALL (800) 497-2960.

The investment company registration number is 811-08648.

(CRM LOGO)

PROSPECTUS

PROSPECTUS DATED NOVEMBER 1, 2003

CRM LARGE CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM SMALL CAP VALUE FUND

Investor Shares

This prospectus gives vital information about the CRM Large Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Small Cap Value Fund of WT Mutual Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
(GRAPHIC OF PUZZLE)

                               TABLE OF CONTENTS

A look at the goals, strategies,         FUND DESCRIPTIONS
risks, expenses and financial history
of each Fund.

                                                   SUMMARY..................... .....................          2
                                                   PERFORMANCE INFORMATION...........................          4
                                                   FEES AND EXPENSES.................................          8
                                                   INVESTMENT OBJECTIVES.............................         10
                                                   PRIMARY INVESTMENT STRATEGIES.....................         10
                                                   ADDITIONAL RISK INFORMATION.......................         13
                                                   FINANCIAL HIGHLIGHTS..............................         15

Details about the service providers.     MANAGEMENT OF THE FUNDS
                                                   INVESTMENT ADVISER............... ................         18
                                                   SERVICE PROVIDERS.................................         21

Policies and instructions for            SHAREHOLDER INFORMATION
opening, maintaining and closing an
account in any of the Funds.

                                                   PRICING OF SHARES................ ................         22
                                                   PURCHASE OF SHARES................................         23
                                                   REDEMPTION OF SHARES..............................         24
                                                   EXCHANGE OF SHARES................................         26
                                                   DIVIDENDS AND DISTRIBUTIONS.......................         26
                                                   TAXES.............................................         26

Details on the Funds' shareholder        DISTRIBUTION ARRANGEMENTS
service fees, share classes and
master/feeder arrangement.

                                                   SHAREHOLDER SERVICE FEES............ .............         28
                                                   MASTER/FEEDER STRUCTURE...........................         28
                                                   SHARE CLASSES.....................................         28

                                         FOR MORE INFORMATION........................................ BACK COVER

                                         For information about key terms and concepts, please refer to the
                                         "Glossary."

                               FUND DESCRIPTIONS

                            CRM LARGE CAP VALUE FUND

                             CRM MID CAP VALUE FUND


                   CRM SMALL CAP VALUE FUND
                                Investor Shares

SUMMARY

Investment Objective
                  - The LARGE CAP VALUE FUND, MID CAP VALUE FUND and SMALL CAP
                    VALUE FUND each seek to achieve long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Focus  - Equity (or related) securities
--------------------------------------------------------------------------------

Share Price Volatility
                  - High
--------------------------------------------------------------------------------

Principal Investment
Strategy          - Each Fund is a separate series of WT Mutual Fund and
                    operates as a "feeder fund," which means that the Fund does not buy individual securities directly. Instead, each Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund (the "Series") which is a separate series of WT Investment Trust I. The Funds and their corresponding Series have the same investment objective, policies and limitations.

                  - The LARGE CAP VALUE FUND invests all of its assets in the
                    Large Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index ("large cap company").

                  - The MID CAP VALUE FUND invests all of its assets in the Mid
                    Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index ("mid cap company").

                  - The SMALL CAP VALUE FUND invests all of its assets in the
                    Small Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Risks   - The Funds are subject to the risks summarized below which are further described under "Additional Risk Information."

                  - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or that the stocks that a Series buys will increase in value.

                  - A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - Small cap companies may be more vulnerable than larger
                    companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                  - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

                  - The Funds are also subject to other risks which are
                    described under "Additional Risk Information."
--------------------------------------------------------------------------------

Investor Profile  - Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

                            PERFORMANCE INFORMATION

CRM LARGE CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Investor Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index, a broad based measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

             ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

[PERFORMANCE GRAPH]

1999                                                                             -5.39
2000                                                                             18.28
2001                                                                             -5.63
2002                                                                            -28.40

      Calendar Year-to-Date Total Return as of September 30, 2003: 11.78%

              BEST QUARTER                           WORST QUARTER
                 12.69%                                (19.16)%
           (December 31, 2001)                   (September 30, 2002)

LARGE CAP VALUE FUND

INVESTOR SHARES

                                                                             SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/02                           1 YEAR      (AUGUST 25, 1998)
  Before Taxes                                                  (28.40)%          (3.10)%
  After Taxes on Distributions(1)                               (28.43)%          (3.34)%
  After Taxes on Distributions and Sales of Shares(1)           (17.44)%          (2.55)%
  RUSSELL 1000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       (15.52)%           0.24%
  S&P 500 INDEX (reflects no deduction for fees, expenses or
    taxes)(3)                                                   (22.10)%          (3.94)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.
(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Investor Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index, a broad based measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEAR SINCE INCEPTION [PERFORMANCE GRAPH]

2001                                                                             19.06
2002                                                                            -16.89

      Calendar Year-to-Date Total Return as of September 30, 2003: 22.92%

                                 BEST QUARTER                            WORST QUARTER
                                    24.81%                                 (16.75)%
                              (December 31, 2001)                    (September 30, 2002)

MID CAP VALUE FUND

INVESTOR SHARES

                                                                              SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/02                           1 YEAR      (SEPTEMBER 20, 2000)
  Before Taxes                                                  (16.89)%             6.09%
  After Taxes on Distributions(1)                               (16.98)%             4.26%
  After Taxes on Distributions and Sales of Shares(1)           (10.30)%             4.10%
  RUSSELL MIDCAP VALUE INDEX (reflects no deduction for
    fees, expenses or taxes)(2)                                 (9.65)%              1.71%
  RUSSELL MIDCAP INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                       (16.18)%           (10.70)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.
(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market.

CRM SMALL CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Investor Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one and five years and since inception, both before and after taxes, compare with those of the Russell 2000 Value Index, a broad based measure of market performance. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

             ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION [PERFORMANCE GRAPH]

1996                                                                             38.95
1997                                                                             21.73
1998                                                                            -12.21
1999                                                                             10.99
2000                                                                             18.04
2001                                                                             26.34
2002                                                                            -17.83

      Calendar Year-to-Date Total Return as of September 30, 2003: 29.28%

                                 BEST QUARTER                            WORST QUARTER
                                    20.68%                                 (22.80)%
                              (December 31, 2001)                    (September 30, 1998)

SMALL CAP VALUE FUND

INVESTOR SHARES

                                                                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/02                           1 YEAR      5 YEARS      (OCTOBER 1, 1995)
  Before Taxes                                                  (17.83)%      3.61%            11.26%
  After Taxes on Distributions(1)                               (18.55)%      2.67%            10.14%
  After Taxes on Distributions and Sales of Shares(1)           (10.49)%      2.66%             9.16%
  RUSSELL 2000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       (11.43)%      2.71%             9.10%
  RUSSELL 2000 INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                       (20.48)%     (1.36)%            4.34%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the U.S. equity market.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

INVESTOR SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
  LARGE CAP VALUE FUND
    Management fees                                                     0.55%
    Distribution (12b-1) fees                                            None
    Shareholder Servicing Fees                                          0.25%
    Other Expenses                                                      2.10%
    TOTAL ANNUAL OPERATING EXPENSES(2)                                  2.90%
    Fee Waiver                                                        (1.40)%
    Net Expenses                                                        1.50%
  MID CAP VALUE FUND
    Management fees                                                     0.75%
    Distribution (12b-1) fees                                            None
    Shareholder Servicing Fees                                          0.25%
    Other Expenses                                                      0.40%
    TOTAL ANNUAL OPERATING EXPENSES(2)                                  1.40%
  SMALL CAP VALUE FUND
    Management fees                                                     0.75%
    Distribution (12b-1) fees                                            None
    Shareholder Servicing Fees                                          0.25%
    Other Expenses                                                      0.27%
    TOTAL ANNUAL OPERATING EXPENSES(2)                                  1.27%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

(2) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of each Fund to the extent that the total annual operating expenses exceed 1.50% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     - you reinvested all dividends and other distributions;

     - the average annual return was 5%;

     - each Fund's total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

     - you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

INVESTOR SHARES

                                                LARGE CAP              MID CAP              SMALL CAP
                                                VALUE FUND            VALUE FUND            VALUE FUND
  1 Year                                          $  153                $  143                $  129
  3 Years                                         $  474                $  443                $  403
  5 Years                                         $  818                $  766                $  697
  10 Years                                        $2,329                $1,680                $1,534

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

                             INVESTMENT OBJECTIVES

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

VALUE INVESTING. Through their investment in a corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies which will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/ distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

     - Financial models based principally upon projected cash flows;

     - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

     - The extent of management's ownership interest in a company; and

     - A company's market position by corroborating its observations and assumptions with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as computer screens which are run using various criteria. In addition, the investment advisor has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

By reviewing historical relationships and understanding the characteristics of a business, the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell 1000 Value Index ("large cap company");

     - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies;

     - options on indices of the common stock of large cap companies; and

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies; and options upon such futures contracts.

The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies; that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As of

September 30, 2003, the capitalization of companies that make up the Russell 1000 Value Index is approximately greater than $348.5 million.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell MidCap Value Index ("mid cap company");

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies; and

     - warrants.

The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of companies that make up the Russell Midcap Value Index is between $348 million and $14.5 billion.

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company");

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies; and

     - warrants.

The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are believed by the investment adviser to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of the largest stock in the Russell 2000 Value Index is less than $2.3 billion.

Each Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve their respective investment objectives.

The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gains distribution. Under normal market conditions, the Large Cap Value and Small Cap Value Series' turnover rate is expected to be less than 100%. Under normal market conditions, the Mid Cap Value Series turnover rate is expected to be less than 150%.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:

     - DERIVATIVES RISK: Some of the securities in which a Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund has and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund only)

     - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 fiscal years or since inception, if shorter. Certain information reflects financial results for a single Investor Share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Investor Shares' Annual Report, which is available, without charge, upon request.

                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                           JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                             2003         2002         2001        2000+        1999(B)+       1998(A)+
   LARGE CAP VALUE FUND -- INVESTOR
     SHARES
   NET ASSET VALUE -- BEGINNING OF
     PERIOD.............................    $ 9.50       $12.60       $11.63       $12.17       $ 10.02         $ 10.00
                                            ------       ------       ------       ------       -------         -------
   INVESTMENT OPERATIONS:
     Net investment income..............      0.04         0.01         0.03           --(c)       0.06            0.01
     Net realized and unrealized gain
       (loss) on investments............      0.01        (3.08)        0.95        (0.37)         2.16            0.01
                                            ------       ------       ------       ------       -------         -------
       Total from investment
         operations.....................      0.05        (3.07)        0.98        (0.37)         2.22            0.02
                                            ------       ------       ------       ------       -------         -------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income.........     (0.01)       (0.03)       (0.01)          --(c)      (0.06)             --
     From net realized gain on
       investments......................        --           --           --        (0.17)        (0.01)             --
                                            ------       ------       ------       ------       -------         -------
       Total Distributions to
         Shareholders...................     (0.01)       (0.03)       (0.01)       (0.17)        (0.07)             --
                                            ------       ------       ------       ------       -------         -------
   NET ASSET VALUE -- END OF PERIOD.....    $ 9.54       $ 9.50       $12.60       $11.63       $ 12.17         $ 10.02
                                            ======       ======       ======       ======       =======         =======
   TOTAL RETURN.........................      0.53%      (24.42)%       8.43%       (2.85)%       22.16%(d)        0.20%(d)
   RATIOS/SUPPLEMENTAL DATA
   Ratio to Average Net Assets:(f)
     Expenses, including
       reimbursement/waiver.............      1.50%        1.50%        1.50%        1.44%         1.50%(e)        1.50%(e)
     Expenses, excluding
       reimbursement/waiver.............      2.90%        2.36%        2.28%        2.35%         1.92%(e)        3.95%(e)
     Net investment income, including
       reimbursement/waiver.............      0.49%        0.09%        0.24%        0.05%         0.63%(e)        1.78%(e)
   Portfolio turnover rate..............        87%         100%         109%         136%           56%(d)           7%(d)
   Net assets at end of period (000's
     omitted)...........................    $8,776       $6,828       $7,817       $7,941       $30,936         $10,668

+ Effective November 1, 1999, The CRM Funds - Large Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period August 25, 1998 (commencement of operations) through September 30, 1998.

(b) For the period October 1, 1998 through June 30, 1999.

(c) Less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Large Cap Value Series and the portfolio turnover reflects the investment activity of the Series.

                                                                 YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                                  JUNE 30,     JUNE 30,      JUNE 30,
                                                                    2003         2002        2001(A)
   MIDCAP VALUE FUND -- INVESTOR SHARES
   NET ASSET VALUE -- BEGINNING OF PERIOD......................   $ 17.85      $ 18.15       $ 14.84
                                                                  -------      -------       -------
   INVESTMENT OPERATIONS:
     Net investment income (loss)..............................      0.01        (0.04)(b)      0.07
     Net realized and unrealized gain (loss) on investments....     (0.21)        0.92          3.87
                                                                  -------      -------       -------
       Total from investment operations........................     (0.20)        0.88          3.94
                                                                  -------      -------       -------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income................................        --        (0.03)        (0.06)
     From net realized gain on investments.....................     (0.08)       (1.15)        (0.57)
                                                                  -------      -------       -------
       Total Distributions to Shareholders.....................     (0.08)       (1.18)        (0.63)
                                                                  -------      -------       -------
   NET ASSET VALUE -- END OF PERIOD............................   $ 17.57      $ 17.85       $ 18.15
                                                                  =======      =======       =======
   TOTAL RETURN................................................     (1.07)%       4.82%        27.30%(c)
   RATIOS/SUPPLEMENTAL DATA
   Ratio to Average Net Assets:(e)
     Expenses, including reimbursement/waiver..................      1.37%        1.37%         1.50%(d)
     Expenses, excluding reimbursement/waiver..................      1.40%        1.43%         1.88%(d)
     Net investment income, including reimbursement/waiver.....      0.04%       (0.25)%        0.31%(d)
   Portfolio turnover rate.....................................       142%         143%          163%(c)
   Net assets at end of period (000's omitted).................   $42,554      $48,086       $11,954

(a) For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c) Not Annualized.

(d) Annualized.

(e) The ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series and the portfolio turnover reflects the investment activity of the Series.

                                       YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                        JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,       JUNE 30,      SEPTEMBER 30,
                                          2003         2002         2001         2000+         1999(A)+          1998+
   SMALL CAP VALUE FUND -- INVESTOR SHARES
   NET ASSET VALUE -- BEGINNING OF
     PERIOD..........................   $  21.00     $  21.93     $  16.26      $ 14.94         $ 13.61        $  17.68
                                        --------     --------     --------      -------         -------        --------
   INVESTMENT OPERATIONS:
     Net investment income (loss)....      (0.07)(b)     (0.01)(b)      0.10      (0.13)          (0.02)          (0.06)
     Net realized and unrealized gain
       (loss) on investments.........      (0.52)        0.66         6.40         1.45            1.35           (3.15)
                                        --------     --------     --------      -------         -------        --------
       Total from investment
         operations..................      (0.59)        0.65         6.50         1.32            1.33           (3.21)
                                        --------     --------     --------      -------         -------        --------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income......      (0.02)       (0.10)       (0.02)          --              --              --
     From net realized gain on
       investments...................      (0.62)       (1.48)       (0.81)          --              --           (0.84)
     Return of capital...............         --           --           --           --              --(c)        (0.02)
                                        --------     --------     --------      -------         -------        --------
       Total Distributions to
         Shareholders................      (0.64)       (1.58)       (0.83)          --              --           (0.86)
                                        --------     --------     --------      -------         -------        --------
   NET ASSET VALUE -- END OF
     PERIOD..........................   $  19.77     $  21.00     $  21.93      $ 16.26         $ 14.94        $  13.61
                                        ========     ========     ========      =======         =======        ========
   TOTAL RETURN......................      (2.26)%       3.21%       41.67%        8.84%           9.80%(d)      (18.81)%
   RATIOS/SUPPLEMENTAL DATA
   Ratio to Average Net Assets:(f)
     Expenses, including
       reimbursement/waiver..........       1.27%        1.26%        1.28%        1.42%           1.42%(e)        1.38%
     Expenses, excluding
       reimbursement/waiver..........       1.27%        1.26%        1.28%        1.42%           1.46%(e)        1.38%
     Net investment income (loss),
       including
       reimbursement/waiver..........      (0.39)%      (0.05)%       0.66%       (0.88)%        (0.16)%(e)       (0.34)%
   Portfolio turnover rate...........         74%          61%          90%          96%             64%(d)          57%
   Net assets at end of period (000's
     omitted)........................   $181,296     $215,820     $134,778      $69,351         $94,806        $130,929

+ Effective November 1, 1999, The CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period October 1, 1998 through June 30, 1999.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c) Less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series and the portfolio turnover reflects the investment activity of the Series.

                            MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, ("CRM" or the "Adviser"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than thirty years. As of September 30, 2003, CRM had over $4 billion of assets under management.

For the twelve months ended June 30, 2003, CRM received investment advisory fees of 0.55% for the Large Cap Value Series, 0.75% for the Mid Cap Value Series and 0.75% for the Small Cap Value Series, as a percentage of each Series' average daily net assets.

FUND MANAGERS

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Series, and James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Small Cap Value Series; David A. Tillson is the leader of the team responsible for the management of the Large Cap Value Series. Carl Brown, Michael Caputo, Kevin M. Chin, Todd Denker, Brendan Hartman, and Adam Starr assist each team leader in the day-to-day management of each Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/ Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. As a senior analyst, he is responsible for portfolio management and research in our investment research group. For the previous eight years, Mr. Rewey, III was a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a BA from the Caroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University.

ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

DAVID A. TILLSON, CFA is a Senior Vice President at CRM. David joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002. Mr. Tillson received a B.A. from Brown University and an M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. [Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998.] Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

CRM LARGE CAP VALUE FUND
CRM MID CAP VALUE FUND
CRM SMALL CAP VALUE FUND

Asset Management

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue
New York, NY 10022
Manages each Series' business and investment activities.

Shareholder Services

TRANSFER AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

Fund Operations

ADMINISTRATOR AND ACCOUNTING AGENT

Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND
ACCOUNTING AGENT

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value and distributions.

Asset Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890

SUB-CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value per share.

Distribution

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes each Fund's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange and the transfer agent are open for business). The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

         New Year's Day                      Good Friday              Labor Day
         Martin Luther King, Jr. Day         Memorial Day             Thanksgiving Day
         Presidents' Day                     Independence Day         Christmas Day

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Investor Shares is $2,500 ($2,000 for IRAs or automatic investment plans). The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Investor Share accounts. The minimum additional investment for all accounts is $100. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             760 Moore Road
  Providence, RI 02940                      King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-0172-6591

Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m., Eastern time), or the next Business Day (if received after 4:00 p.m., Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             760 Moore Road
  Providence, RI 02940                      King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $2,500 for Investor Share accounts, ($2,000 for IRAs or automatic investment plans), a Fund may ask you to increase your balance. If the account value is still below $2,500 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $2,500 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Investor Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $2,500 for Investor Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares to be acquired through such exchange may be legally made.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Investor Shares, to compensate service providers who maintain a service relationship with shareholders of the Fund's Investor Shares. Service activities provided by service providers under this plan include
(a) establishing and maintaining shareholders accounts and records, (b) answering shareholders inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other services requested by shareholders of Investor Shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. None of the Funds is currently contemplating such a move.

SHARE CLASSES

Each Fund issues Investor, Institutional and Retail Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Investors investing $2,500 or more may purchase Investor Shares. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Other investors investing $1,000 or more may purchase Retail Shares. Unlike the Retail and Investor Shares, the Institutional Shares are not subject to a shareholder servicing fee. The Retail Shares are subject to a distribution fee.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

"CAP":

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV =  Assets - Liabilities

          ----------------------

      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406
(800) CRM-2883
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

The investment company registration number is 811-08648.

                                   (CRM LOGO)

                                 CRM LARGE CAP
                                   VALUE FUND

                                  CRM MID CAP
                                   VALUE FUND

                                 CRM SMALL CAP
                                   VALUE FUND

                                   CRM FUNDS
                                 C/O PFPC INC.
                                 760 MOORE ROAD
                           KING OF PRUSSIA, PA 19406
                                  800-CRM-2883

                                   WEB SITE:
                                WWW.CRMFUNDS.COM

(CRM FUNDS LOGO)

PROSPECTUS

PROSPECTUS DATED NOVEMBER 1, 2003

CRM LARGE CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM SMALL CAP VALUE FUND

Institutional Shares

This prospectus gives vital information about the CRM Large Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Small Cap Value Fund of WT Mutual Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
(PUZZLE GRAPHIC)

                               TABLE OF CONTENTS

A look at the goals, strategies,         FUND DESCRIPTIONS
risks, expenses and financial history
of each Fund.

                                                   SUMMARY..................... .....................          2
                                                   PERFORMANCE INFORMATION...........................          4
                                                   FEES AND EXPENSES.................................          8
                                                   INVESTMENT OBJECTIVES.............................         10
                                                   PRIMARY INVESTMENT STRATEGIES.....................         10
                                                   ADDITIONAL RISK INFORMATION.......................         13
                                                   FINANCIAL HIGHLIGHTS..............................         15

Details about the service providers.     MANAGEMENT OF THE FUNDS
                                                   INVESTMENT ADVISER............... ................         17
                                                   SERVICE PROVIDERS.................................         20

Policies and instructions for            SHAREHOLDER INFORMATION
opening, maintaining and closing an
account in any of the Funds.

                                                   PRICING OF SHARES................ ................         21
                                                   PURCHASE OF SHARES................................         22
                                                   REDEMPTION OF SHARES..............................         23
                                                   EXCHANGE OF SHARES................................         25
                                                   DIVIDENDS AND DISTRIBUTIONS.......................         25
                                                   TAXES.............................................         25

Details on the Funds' share classes      DISTRIBUTION ARRANGEMENTS
and master/feeder arrangement.

                                                   MASTER/FEEDER STRUCTURE............. .............         27
                                                   SHARE CLASSES.....................................         27

                                         FOR MORE INFORMATION........................................ BACK COVER

                                         For information about key terms and concepts, please refer to the
                                         "Glossary."

                               FUND DESCRIPTIONS

                            CRM LARGE CAP VALUE FUND

                             CRM MID CAP VALUE FUND


                   CRM SMALL CAP VALUE FUND
                              Institutional Shares

SUMMARY

Investment Objective
                  - The LARGE CAP VALUE FUND, MID CAP VALUE FUND and SMALL CAP
                    VALUE FUND each seek to achieve long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Focus  - Equity (or related) securities
--------------------------------------------------------------------------------

Share Price Volatility
                  - High
--------------------------------------------------------------------------------

Principal Investment
Strategy          - Each Fund is a separate series of WT Mutual Fund and
                    operates as a "feeder fund," which means that the Fund does not buy individual securities directly. Instead, each Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund (the "Series") which is a separate series of WT Investment Trust I. The Funds and their corresponding Series have the same investment objective, policies and limitations.

                  - The LARGE CAP VALUE FUND invests all of its assets in the
                    Large Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index ("large cap company").

                  - The MID CAP VALUE FUND invests all of its assets in the Mid
                    Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index ("mid cap company").

                  - The SMALL CAP VALUE FUND invests all of its assets in the
                    Small Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Risks   The Funds are subject to the risks summarized below which are further described under "Additional Risk Information."

                  - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or that the stocks that a Series buy will increase in value

                  - A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - Small cap companies may be more vulnerable than larger
                    companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                  - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

                  - The Funds are also subject to other risks which are
                    described under "Additional Risk Information".
--------------------------------------------------------------------------------

Investor Profile  - Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

                            PERFORMANCE INFORMATION

CRM LARGE CAP VALUE FUND

As of the date of this prospectus, the Institutional Shares of the CRM Large Cap Value Fund have not commenced operations. The bar chart and the performance table below have been included to illustrate the risks and volatility of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index, a broad based measure of market performance. The performance shown in the bar chart and performance table are for the Investor Shares of the Fund, which are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

             ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

1999                                                               -5.39%
2000                                                               18.28%
2001                                                               -5.63%
2002                                                              -28.40%

      Calendar Year-to-Date Total Return as of September 30, 2003: 11.78%

               BEST QUARTER                            WORST QUARTER
                  12.69%                                 (19.16)%
            (December 31, 2001)                    (September 30, 2002)

LARGE CAP VALUE FUND

INVESTOR SHARES

                                                                               SINCE INCEPTION
           AVERAGE ANNUAL RETURNS AS OF 12/31/02                 1 YEAR       (AUGUST 25, 1998)
  Before Taxes                                                  (28.40)%           (3.10)%
  After Taxes on Distributions(1)                               (28.43)%           (3.34)%
  After Taxes on Distributions and Sales of Shares(1)           (17.44)%           (2.55)%
  RUSSELL 1000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       (15.22)%             0.24%
  S&P 500 INDEX (reflects no deduction for fees, expenses or
    taxes)(3)                                                   (22.10)%           (3.94)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of total market capitalization.
(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index, a broad based measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEAR SINCE INCEPTION
[BAR CHART]

1999                                                                              4.57%
2000                                                                             55.55%
2001                                                                             19.42%
2002                                                                            -16.67%

      Calendar Year-to-Date Total Return as of September 30, 2003: 23.09%

               BEST QUARTER                            WORST QUARTER
                  24.87%                                 (16.68)%
            (December 31, 2001)                    (September 30, 2002)

MID CAP VALUE FUND

INSTITUTIONAL SHARES

                                                                               SINCE INCEPTION
           AVERAGE ANNUAL RETURNS AS OF 12/31/02                 1 YEAR       (JANUARY 6, 1998)
  Before Taxes                                                  (16.67)%           11.60%
  After Taxes on Distributions(1)                               (16.75)%           10.62%
  After Taxes on Distributions and Sales of Shares(1)           (10.16)%            9.17%
  RUSSELL MIDCAP VALUE INDEX (reflects no deduction for
    fees, expenses or taxes)(2)                                  (9.65)%            7.52%
  RUSSELL MIDCAP INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                       (16.18)%            2.80%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.
(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market.

CRM SMALL CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell 2000 Value Index, a broad based measure of market performance. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

             ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION
[BAR CHART]

1999                                                              11.45%
2000                                                              18.38%
2001                                                              26.47%
2002                                                             -17.60%

      Calendar Year-to-Date Total Return as of September 30, 2003: 29.52%

               BEST QUARTER                            WORST QUARTER
                  20.77%                                 (19.28)%
            (December 31, 2001)                    (September 30, 2002)

SMALL CAP VALUE FUND

INSTITUTIONAL SHARES

                                                                             SINCE INCEPTION
           AVERAGE ANNUAL RETURNS AS OF 12/31/02                1 YEAR      (JANUARY 27, 1998)
  Before Taxes                                                  (17.60)%           4.32%
  After Taxes on Distributions(1)                               (18.30)%           3.38%
  After Taxes on Distributions and Sales of Shares(1)           (10.35)%           3.25%
  RUSSELL 2000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       (11.43)%           3.40%
  RUSSELL 2000 INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                       (20.48)%         (0.70)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
  LARGE CAP VALUE FUND
    Management fees                                                     0.55%
    Distribution (12b-1) fees                                            None
    Other Expenses(2)                                                   2.10%
    TOTAL ANNUAL OPERATING EXPENSES(3)                                  2.65%
    Fee Waiver                                                        (1.50)%
    Net Expenses                                                        1.15%
  MID CAP VALUE FUND
    Management fees                                                     0.75%
    Distribution (12b-1) fees                                            None
    Other Expenses                                                      0.37%
    TOTAL ANNUAL OPERATING EXPENSES(3)                                  1.12%
  SMALL CAP VALUE FUND
    Management fees                                                     0.75%
    Distribution (12b-1) fees                                            None
    Other Expenses                                                      0.27%
    TOTAL ANNUAL OPERATING EXPENSES(3)                                  1.02%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of each Fund to the extent that the total annual operating expenses exceed 1.15% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     - you reinvested all dividends and other distributions;

     - the average annual return was 5%;

     - each Fund's total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

     - you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

INSTITUTIONAL SHARES

                                             LARGE CAP                MID CAP               SMALL CAP
                                             VALUE FUND             VALUE FUND              VALUE FUND
  1 Year                                        $117                  $  114                  $  104
  3 Years                                       $365                  $  356                  $  325
  5 Years                                        N/A                  $  617                  $  563
  10 Years                                       N/A                  $1,363                  $1,248

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

                             INVESTMENT OBJECTIVES

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

VALUE INVESTING. Through their investment in a corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies which it believes will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

     - Financial models based principally upon projected cash flows

     - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

     - The extent of management's ownership interest in a company

     - A company's market position by corroborating its observations and assumptions with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as computer screens which are run using various criteria. In addition, the investment advisor has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

By reviewing historical relationships and understanding the characteristics of a business the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell 1000 Value Index ("large cap company")

     - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies

     - options on indices of the common stock of large cap companies

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies; and options upon such futures contracts.

The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies; that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As of

September 30, 2003, the capitalization of companies that make up the Russell 1000 Value Index is approximately greater than $348.5 million.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell MidCap Value Index ("mid cap company")

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies

     - warrants.

The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of companies that make up the Russell Midcap Value Index is between $348 million and $14.5 billion.

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company")

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

     - warrants.

The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are believed by the investment adviser to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of the largest stock in the Russell 2000 Value Index is less than $2.3 billion.

Each Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve their respective investment objectives.

The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gains distribution. Under normal market conditions, the Large Cap Value and Small Cap Value Series turnover rate is expected to be less than 100%. Under normal market conditions the Mid Cap Value Series is expected to be less than 150%.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:

     - DERIVATIVES RISK: Some of the securities in which a Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund has and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund only)

     - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 fiscal years or since inception, if shorter. The Institutional Shares of the Large Cap Value have not commenced operations as of the date of this prospectus. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Institutional Shares' Annual Report, which is available, without charge, upon request.

                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                           JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                             2003         2002        2001+        2000+        1999(B)+       1998(A)+
   MID CAP VALUE FUND -- INSTITUTIONAL
   SHARES
   NET ASSET VALUE -- BEGINNING OF
     PERIOD.............................   $  17.93     $ 18.19      $ 13.25      $ 11.13        $ 9.67         $10.00
                                           --------     -------      -------      -------        ------         ------
   INVESTMENT OPERATIONS:
     Net investment income..............       0.04          --         0.09         0.05          0.02          (0.05)
     Net realized and unrealized gain
       (loss) on investments............      (0.19)       0.92         5.48         2.09          1.53          (0.38)
                                           --------     -------      -------      -------        ------         ------
       Total from investment
         operations.....................      (0.15)       0.92         5.57         2.14          1.55          (0.33)
                                           --------     -------      -------      -------        ------         ------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income.........         --       (0.03)       (0.06)       (0.02)        (0.05)            --
     From net realized gain on
       investments......................      (0.08)      (1.15)       (0.57)          --         (0.04)            --
                                           --------     -------      -------      -------        ------         ------
       Total Distributions to
         Shareholders...................      (0.08)      (1.18)       (0.63)       (0.02)        (0.09)            --
                                           --------     -------      -------      -------        ------         ------
   NET ASSET VALUE -- END OF PERIOD.....   $  17.70     $ 17.93      $ 18.19      $ 13.25        $11.13         $ 9.67
                                           ========     =======      =======      =======        ======         ======
   TOTAL RETURN.........................      (0.78)%      5.04%       42.88%       19.30%        16.11%(c)      (3.30)%(c)
   RATIOS/SUPPLEMENTAL DATA
   Ratios to average net assets:(e)
     Expenses, including
       reimbursement/waiver.............       1.12%       1.14%        1.15%        1.15%         1.15%(d)       1.15%(d)
     Expenses, excluding
       reimbursement/waiver.............       1.12%       1.16%        1.53%        2.20%         2.85%(d)       4.16%(d)
     Net Investment income (loss),
       including reimbursement/waiver...       0.29%       0.03%        0.66%        0.44%         0.22%(d)       0.84%(d)
   Portfolio turnover rate..............        142%        143%         163%         274%          118%(c)         78%(c)
   Net assets at end of period (000's
     omitted)...........................   $125,891     $94,391      $38,823      $18,573        $9,887         $5,338

+ Effective November 1, 1999, The CRM Funds - Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period January 16, 1998 (inception of Institutional Shares class) through September 30, 1998.

(b) For the period October 1, 1998 through June 30, 1999.

(c) Not Annualized.

(d) Annualized.

(e) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                           JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                             2003         2002         2001        2000+        1999(B)+       1998(A)+
   SMALL CAP VALUE FUND -- INSTITUTIONAL
   SHARES
   NET ASSET VALUE -- BEGINNING OF
     PERIOD.............................   $  21.42     $  22.29     $  16.49     $  15.11      $ 13.72         $ 15.99
                                           --------     --------     --------     --------      -------         -------
   INVESTMENT OPERATIONS:
     Net investment income..............      (0.03)(c)      0.04        0.16        (0.09)        0.01            0.01
     Net realized and unrealized gain
       (loss) on investments............      (0.51)        0.67         6.47         1.47         1.38           (2.28)
                                           --------     --------     --------     --------      -------         -------
       Total from investment
         operations.....................      (0.54)        0.71         6.63         1.38         1.39           (2.27)
                                           --------     --------     --------     --------      -------         -------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income.........      (0.02)       (0.10)       (0.02)          --           --              --
     From net realized gain on
       investments......................      (0.62)       (1.48)       (0.81)          --           --              --
     Return of capital..................         --           --           --           --           --(d)           --
                                           --------     --------     --------     --------      -------         -------
       Total Distributions to
         Shareholders...................      (0.64)       (1.58)       (0.83)          --           --              --
                                           --------     --------     --------     --------      -------         -------
   NET ASSET VALUE -- END OF PERIOD.....   $  20.24     $  21.42     $  22.29     $  16.49      $ 15.11         $ 13.72
                                           ========     ========     ========     ========      =======         =======
   TOTAL RETURN.........................      (1.98)%       3.43%       41.88%        9.13%       10.16%(e)      (14.20)%(e)
   RATIOS/SUPPLEMENTAL DATA
   Ratios to average net assets:(g)
     Expenses, including
       reimbursement/waiver.............       1.02%        1.00%        1.02%        1.09%        1.08%(f)        1.15%(f)
     Expenses, excluding
       reimbursement/waiver.............       1.02%        1.00%        1.02%        1.09%        1.09%(f)        1.23%(f)
     Net Investment income (loss),
       including reimbursement/waiver...      (0.15)%       0.22%        0.92%       (0.56)%       0.11%(f)        0.08%(f)
   Portfolio turnover rate..............         74%          61%          90%          96%          64%(e)          57%(e)
   Net assets at end of period (000's
     omitted)...........................   $197,955     $198,131     $163,285     $104,562      $90,051         $48,246

+ Effective November 1, 1999, The CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.

(b) For the period October 1, 1998 through June 30, 1999.

(c) The net investment loss per share was calculated using average shares outstanding method.

(d) Less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series ("the Series") and the portfolio turnover reflects the investment activity of the Series.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, ("CRM" or the "Adviser"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than thirty years. As of September 30, 2003, CRM had over $4 billion of assets under management.

For the twelve months ended June 30, 2003, CRM received investment advisory fees of 0.55% for the Large Cap Value Series, 0.75% for the Mid Cap Value Series and 0.75% for the Small Cap Value Series, as a percentage of each Series' average daily net assets.

FUND MANAGERS

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Series, and James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Small Cap Value Series. David A. Tillson is the leader of the team responsible for the management of the Large Cap Value Series. Carl Brown, Michael Caputo , Kevin M. Chin, Todd Denker, Brendan Hartman and Adam L. Star, and assist each team leader in the day-to-day management of each Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. [Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/ Assistant Treasurer with Ticor Title Insurance Co., and as an auditor.] Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. As a senior analyst, he is responsible for portfolio management and research in our investment research group. For the previous eight years, Mr. Rewey, III was a portfolio manager/ senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a BA from the Caroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University.

ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

DAVID A. TILLSON, CFA is a Senior Vice President at CRM. David joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002. Mr. Tillson received a B.A. from Brown University and an M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. [Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998.] Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

Asset Management

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue
New York, NY 10022
Manages each Series' business and investment activities.

Shareholder Services

TRANSFER AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

Fund Operations

ADMINISTRATOR AND ACCOUNTING AGENT

Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND ACCOUNTING AGENT

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value and distributions.

Asset Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890

SUB-CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value per share.

Distributions

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes each Fund's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange and the transfer agent are open for business). The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

         New Year's Day                      Good Friday              Labor Day
         Martin Luther King, Jr. Day         Memorial Day             Thanksgiving Day
         Presidents' Day                     Independence Day         Christmas Day

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Institutional Shares is $1,000,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional Share accounts. Additional investment may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             760 Moore Road
  Providence, RI 02940                      King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-0172-6591

Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m., Eastern time), or the next Business Day (if received after 4:00 p.m., Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             760 Moore Road
  Providence, RI 02940                      King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $1,000,000 for Institutional Share accounts, a Fund may ask you to increase your balance. If the account value is still below $1,000,000 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $1,000,000 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Investor Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000 for Institutional Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares to be acquired through such exchange may be legally made.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. None of the Funds is currently contemplating such a move.

SHARE CLASSES

Each Fund issues Investor, Institutional and Retail Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invests $1,000,000 or more, or where related amounts total $1,000,000 or more when combined. Other Investors investing $2,500 or more may purchase Investor Shares; investors investing $1,000 or more may purchase Retail Shares. Unlike the Institutional Shares, Investor Shares and Retail are also subject to a shareholder servicing fee. The Retail Shares are also subject to a distribution fee.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

"CAP":

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV =  Assets - Liabilities

      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406
(800) CRM-2883
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

The investment company registration number is 811-08648.

                                    CRM LOGO

                                 CRM LARGE CAP
                                   VALUE FUND

                                  CRM MID CAP
                                   VALUE FUND

                                 CRM SMALL CAP
                                   VALUE FUND
                                   CRM FUNDS
                                 C/O PFPC INC.
                                 760 MOORE ROAD
                           KING OF PRUSSIA, PA 19406
                                  800-CRM-2883

                                   WEB SITE:
                                WWW.CRMFUNDS.COM

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                  RETAIL SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 2003

This prospectus gives vital information about the CRM Large Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Small Cap Value Fund of WT Mutual Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

A look at the goals, strategies,    FUND DESCRIPTIONS
risks, expenses and financial         Summary........................................................
history of each Fund.                 Performance Information........................................
                                      Fees and Expenses..............................................
                                      Investment Objectives..........................................
                                      Primary Investment Strategies..................................
                                      Additional Risk Information....................................
                                      Financial Highlights...........................................

Details about the service           MANAGEMENT OF THE FUNDS
providers.                            Investment Adviser.............................................
                                      Service Providers..............................................

Policies and instructions for       SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares..............................................
closing an account in any of          Purchase of Shares.............................................
the Funds.                            Redemption of Shares...........................................
                                      Exchange of Shares.............................................
                                      Dividends and Distributions....................................
                                      Taxes..........................................................
Details on distribution plans,
shareholder service plan and the
Funds' share master/feeder
arrangement.                        DISTRIBUTION ARRANGEMENTS
                                      Rule 12b-1 Fees................................................
                                      Shareholder Service Fees.......................................
                                      Master/Feeder Structure........................................
                                      Share Classes..................................................

                                    FOR MORE INFORMATION...................................BACK COVER

  For information about key terms and concepts, please refer to the "Glossary."

FUND DESCRIPTIONS

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                  Retail Shares

SUMMARY

Investment             -    The LARGE CAP VALUE FUND, MID CAP VALUE FUND and
Objective                   SMALL CAP VALUE FUND each seek to achieve long-term
                            capital appreciation.

Investment Focus       -    Equity (or related) securities

Share Price            -    High
Volatility

Principal              -    Each Fund operates as a "feeder fund," which means
Investment                  that the Fund does not buy individual securities
Strategy                    directly. Instead, each Fund invests in a
                            corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund (the
                            "Series") which is a separate series of WT
                            Investment Trust I. The Funds and their
                            corresponding Series have the same investment objective, policies and limitations.

                       - The LARGE CAP VALUE FUND invests all of its assets in the Large Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. ("large cap company").

                       - The MID CAP VALUE FUND invests all of its assets in the Mid Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. ("mid cap company").

                       - The SMALL CAP VALUE FUND invests all of its assets in the Small Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company").

Principal Risks        The Funds are subject to the risks summarized below
                       which are further described under "Additional Risk
                       Information."

                       - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or that the stocks that the Series buys will increase in value

                       - A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                       - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                       - Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                       - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

                       - The Funds are also subject to other risks which are described under "Additional Risk Information".

Investor Profile       -    Investors who want the value of their investment to
                            grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

CRM LARGE CAP VALUE FUND

As of the date of this prospectus, the Retail Shares of the Large Cap Value Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index, a broad based measure of market performance. The performance shown in the bar chart and performance table are for the Investor Shares of the Fund, which are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Shares do not have the same expenses. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

1999              -5.39%
2000              18.28%
2001              -5.63%
2002             -28.40%

       Calendar Year-to-Date Total Return as of September 30, 2003: 11.78%

          BEST QUARTER                    WORST QUARTER
             12.69%                          (19.16)%
       (December 31, 2001)              (September 30, 2002)

INVESTOR SHARES

                                                                                                      SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/02                                                  1 YEAR        (AUGUST 25, 1998)
-------------------------------------                                                -----------    -------------------
Before Taxes                                                                            (28.40)%           (3.10)%
After Taxes on Distributions(1)                                                         (28.43)%           (3.34)%
After Taxes on Distributions and Sales of Shares(1)                                     (17.44)%           (2.55)%
RUSSELL 1000 VALUE INDEX (reflects no deduction for fees, expenses or taxes)(2)         (15.52)%            0.24%
S&P 500 INDEX  (reflects no deduction for fees, expenses or taxes)(3)                   (22.10)%           (3.94)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization.

(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index, a broad based measure of market performance. The performance shown in the bar chart and performance table are for the Investor Shares of the Fund, which are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Shares do not have the same expenses. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEAR SINCE INCEPTION

[BAR CHART]

2001              19.42%
2002             -16.89%

       Calendar Year-to-Date Total Return as of September 30, 2003: 22.92%

            BEST QUARTER                          WORST QUARTER
               24.81%                                (16.75)%
        (December 31, 2001)                    (September 30, 2002)

INVESTOR SHARES

                                                                                                      SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/02                                                 1 YEAR        (SEPTEMBER 20, 2000)
-------------------------------------                                               -----------     --------------------
Before Taxes                                                                          (16.89)%              6.09%
After Taxes on Distributions(1)                                                       (16.98)%              4.26%
After Taxes on Distributions and Sales of Shares(1)                                   (10.30)%              4.10%
RUSSELL MIDCAP VALUE INDEX (reflects no deduction for fees, expenses or taxes(2)       (9.65)%              1.71%
RUSSELL MIDCAP INDEX (reflects no deduction for fees, expenses or taxes)(3)           (16.18)%            (10.70)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market.

CRM SMALL CAP VALUE FUND

As of the date of this prospectus, the Retail Shares of the Small Cap Value Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year, five years and since inception, both before and after taxes, compare with those of the Russell 2000 Value Index, a broad based measure of market performance. The performance shown in the bar chart and performance table are for the Investor Shares of the Fund, which are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Shares do not have the same expenses. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

1996            38.95%
1997            21.73%
1998           -12.21%
1999            10.99%
2000            18.04%
2001            26.34%
2002           -17.83%

       Calendar Year-to-Date Total Return as of September 30, 2003: 29.28%

            BEST QUARTER                        WORST QUARTER
              20.68%                               (22.80)%
         (December 31, 2001)                 (September 30, 1998)

INVESTOR SHARES

                                                                                    SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/02                    1 YEAR        5 YEARS     (OCTOBER 1, 1995)
-------------------------------------                  ----------    ----------    -----------------
Before Taxes                                             (17.83)%       3.61%            11.26%
After Taxes on Distributions(1)                          (18.55)%       2.67%            10.14%
After Taxes on Distributions and Sales of Shares(1)      (10.49)%       2.66%             9.16%
RUSSELL 2000 VALUE INDEX (reflects no deduction          (11.43)%       2.71%             9.10%
for fees, expenses or taxes)(2)
RUSSELL 2000 INDEX (reflects no deduction for            (20.48)%      (1.36)%            4.34%
fees, expenses or taxes)(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

RETAIL SHARES
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

LARGE CAP VALUE FUND
Management fees                                                       0.55%
Distribution (12b-1) fees(2)                                          0.15%
Shareholder Servicing Fees                                            0.25%
Other Expenses                                                        2.10%
TOTAL ANNUAL OPERATING EXPENSES(3)                                    3.05%
Fee Waivers(3)                                                       (1.50)%
Net Expenses(3)                                                       1.55%

MID CAP VALUE FUND
Management fees                                                       0.75%
Distribution (12b-1) fees(2)                                          0.15%
Shareholder Servicing Fees                                            0.25%
Other Expenses                                                        0.40%
TOTAL ANNUAL OPERATING EXPENSES(3)                                    1.55%

SMALL CAP VALUE FUND
Management fees                                                       0.75%
Distribution (12b-1) fees(2)                                          0.15%
Shareholder Servicing Fees                                            0.25%
Other Expenses                                                        0.27%
TOTAL ANNUAL OPERATING EXPENSES(3)                                    1.42%

------------------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

(2) While the distribution plan provides for reimbursement of up to 0.25% of the Retail Shares Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of the Fund's Retail Shares average net assets

(3) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of each Fund to the extent that the total annual operating expenses exceed 1.55% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

-        you reinvested all dividends and other distributions;

-        the average annual return was 5%;

- each Fund's total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

-        you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

                                                  LARGE CAP                 MID CAP                 SMALL CAP
                                                  VALUE FUND               VALUE FUND               VALUE FUND
INVESTOR SHARES                                   ----------               ----------               ----------
1 Year                                               $158                    $  158                    $145
3 Years                                              $490                    $  490                    $449
5 Years                                               N/A                    $  845                     N/A
10 Years                                              N/A                    $1,845                     N/A

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

VALUE INVESTING. Through their investment in a corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies which it believes will look different tomorrow
- operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

         -        Financial models based principally upon projected cash flows

         - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

         -        The extent of management's ownership interest in a company

         - A company's market position by corroborating its observations and assumptions with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as computer screens which are run using various criteria. In addition, the investment advisor has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

By reviewing historical relationships and understanding the characteristics of a business, the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and the largest company in the Russell 1000 Value Index ("large cap company")

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies

-        options on indices of the common stock of large cap companies

- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies; and options upon such futures contracts

The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies; that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As of September 30, 2003, the capitalization of companies that make up the Russell 1000 Value Index is greater than approximately $348.5 million.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell MidCap Value Index("mid cap company")

- securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies

-        warrants.

The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of companies that make up the Russell Midcap Value Index is between $348 million and $14.5 billion.

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities

- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company")

- securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

-        warrants

The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are believed by the investment adviser to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of the largest stock in the Russell 2000 Value Index is less than $2.3 billion.

Each Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve their respective investment objectives.

The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gains distribution. Under normal market conditions, each Series' turnover rate is expected to be less than 100%.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:

- DERIVATIVES RISK: Some of the securities in which a Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index.

         These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund has and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund only)

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

- VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Mid Cap Value Fund since inception. The Retail Shares of the Large Cap Value and Small Cap Value have not commenced operations as of the date of this prospectus. Certain information reflects financial results for a single Retail Share of the Mid Cap Value Fund. The total return in the table represents the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, is included in the Retail Shares' Annual Report, which is available, without charge, upon request.

                                                 PERIOD ENDED
                                                   JUNE 30,
                                                   2003(a)
MID CAP VALUE FUND - RETAIL SHARES
NET ASSET VALUE - BEGINNING OF PERIOD           $       16.02
                                                -------------

INVESTMENT OPERATIONS:
   Net investment income.....................            0.02(b)
   Net realized and unrealized gain (loss) on
   investments...............................            1.72
                                                -------------
     Total from investment operations........            1.70
                                                -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gain on investments.....           (0.08)
                                                -------------
     Total Distributions to Shareholders.....           (0.08)
                                                -------------

NET ASSET VALUE - END OF PERIOD..............   $       17.64
                                                =============
TOTAL RETURN.................................           10.67%(d)

RATIOS/SUPPLEMENTAL DATA
Ratio to Average Net Assets:(e)
   Expenses, including reimbursement/waiver..            1.50%(c)
   Expenses, excluding reimbursement/waiver..            6.57%(c)
   Net investment income, including
   reimbursement/waiver......................           (0.14)%(c)
Portfolio turnover rate......................             142%(d)
Net assets at end of period (000's omitted)..   $         777

(a) For the period July 30, 2002 (inception of Retail Share class) through June 30, 2003.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c)   Annualized.

(d)   Not Annualized.

(e) The ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, ("CRM" or the "Adviser"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than thirty years. As of September 30, 2003, CRM had over $4 billion of assets under management.

For the twelve months ended June 30, 2003, CRM received investment advisory fees of 0.55% for the Large Cap Value Series, 0.75% for the Mid Cap Value Series and 0.75% for the Small Cap Value Series, as a percentage of each Series' average daily net assets.

FUND MANAGERS

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Series, and James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Small Cap Value Series. David A. Tillson is the leader of the team responsible for the management of the Large Cap Value Series. Carl Brown, Michael Caputo , Kevin M. Chin, Todd Denker, Brendan Hartman and Adam L. Star, and assist each team leader in the day-to-day management of each Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. As a senior analyst, he is responsible for portfolio management and research in our investment research group. For the previous eight years, Mr. Rewey, III was a portfolio manager/ senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a BA from the Caroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University.

ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

DAVID A. TILLSON, CFA is a Senior Vice President at CRM. David joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002. Mr. Tillson received a B.A. from Brown University and an M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

Asset
Management

                               INVESTMENT ADVISER
                          Cramer Rosenthal McGlynn, LLC
                               520 Madison Avenue
                               New York, NY 10022

                  Manages each Series' business and investment
                                   activities.

Shareholder
Services

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                          Handles shareholder services,
                           including recordkeeping and
                             statements, payment of
                         distributions and processing of
                             buy and sell requests.

Fund
Operations

                                ADMINISTRATOR AND
                                ACCOUNTING AGENT

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890

                        SUB-ADMINISTRATOR AND ACCOUNTING
                                      AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                  Provides facilities, equipment and personnel
                  to carry out administrative services related
                   to each Fund and calculates each Fund's net
                         asset value and distributions.


Asset
Safe Keeping

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                                  SUB-CUSTODIAN

                               PFPC Trust Company
                             8800 Tinicum Boulevard
                             Philadelphia, PA 19153

                            Holds each Fund's assets,
                        settles all portfolio trades and
                         collects most of the valuation
                          data required for calculating
                         each Fund's net asset value per
                                     share.

                                   DISTRIBUTOR

                            PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes each Fund's shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange and the transfer agent are open for business). The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

New Year's Day                       Good Friday               Labor Day
Martin Luther King, Jr. Day          Memorial Day              Thanksgiving Day
Presidents' Day                      Independence Day          Christmas Day

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Retail Shares is $1,000 ($1,000 for IRAs or automatic investment plans). The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Retail Share accounts. Additional investment may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                               OVERNIGHT MAIL:
------------                                --------------
CRM Funds                                   CRM Funds
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9812                               760 Moore Road
Providence, RI 02940                        King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

                  PFPC Trust Company
                  c/o PNC Bank
                  Philadelphia, PA
                  ABA #031-0000-53
                  DDA #86-0172-6591
                  Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m., Eastern time), or the next Business Day (if received after 4:00 p.m., Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

REGULAR MAIL:                               OVERNIGHT MAIL:
------------                                --------------
CRM Funds                                   CRM Funds
c/o PFPC Inc.                               c/o PFPC Inc.
P.O. Box 9812                               760 Moore Road
Providence, RI 02940                        King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $500 for Retail Share accounts, a Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Retail Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000 for Investor Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares to be acquired through such exchange may be legally made.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

12b-1 FEES

Each Fund has adopted a distribution plan under Rule 12b-1 that allows it to pay a fee to the Distributor for the sale and distribution of its Retail Shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the distribution plan, the Funds' will pay distribution fees to the distributor at a maximum annual rate of 0.25% of its aggregate average daily net assets attributable to its Retail Shares. While the distribution plan provides for payment of up to 0.25% of average net assets of a Fund's Retail Shares, the Board of Trustees has authorized annual payments of up to 0.15% average net assets of each Fund's Retail Shares.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Retail Shares, to compensate service providers who maintain a service relationship with shareholders of the Fund's Retail Shares. Service activities provided by service providers under this plan include
(a) establishing and maintaining shareholders accounts and records, (b) answering shareholders inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other services requested by shareholders of Retail Shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. None of the Funds is currently contemplating such a move.

SHARE CLASSES

Each Fund issues Retail, Investor and Institutional Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Investors investing $1,000 or more may purchase Retail Shares. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Other investors investing $2,500 or more may purchase Investor Shares. Unlike the Retail Shares, Institutional and Investor Shares of a Fund are not subject to a distribution fee. The Retail Shares and Investor Shares are subject to a shareholder servicing fee.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

"CAP":

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets-Liabilities
      ------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

        CRM Funds
        c/o PFPC Inc.
        760 Moore Road
        King of Prussia, Pennsylvania 19406
        (800) CRM-2883
        9:00 a.m. to 5:00 p.m., Eastern time

 Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC,
Washington, DC 20549-0102. Information on the operation of the Public Reference
  Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's
                      Internet site at HTTP://WWW.SEC.GOV.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

            The investment company registration number is 811-08648.

CRM FUNDS

PROSPECTUS

PROSPECTUS DATED NOVEMBER 1, 2003

CRM MID CAP VALUE FUND

Retail Shares

This prospectus gives vital information about the CRM Mid Cap Value Fund of WT Mutual Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

[GRAPHIC OF PUZZLE]

                               TABLE OF CONTENTS

A look at the goals, strategies,         FUND DESCRIPTIONS
risks, expenses and financial history
of the Fund.

                                                   SUMMARY..................... .....................          2
                                                   PERFORMANCE INFORMATION...........................          4
                                                   FEES AND EXPENSES.................................          6
                                                   INVESTMENT OBJECTIVES.............................          8
                                                   PRIMARY INVESTMENT STRATEGIES.....................          8
                                                   ADDITIONAL RISK INFORMATION.......................         10
                                                   FINANCIAL HIGHLIGHTS..............................         12

Details about the service providers.     MANAGEMENT OF THE FUNDS
                                                   INVESTMENT ADVISER............... ................         13
                                                   SERVICE PROVIDERS.................................         16

Policies and instructions for            SHAREHOLDER INFORMATION
opening, maintaining and closing an
account in the Fund.

                                                   PRICING OF SHARES................ ................         17
                                                   PURCHASE OF SHARES................................         18
                                                   REDEMPTION OF SHARES..............................         19
                                                   EXCHANGE OF SHARES................................         21
                                                   DIVIDENDS AND DISTRIBUTIONS.......................         21
                                                   TAXES.............................................         22

Details on distribution plans,           DISTRIBUTION ARRANGEMENTS
shareholder service plan and the
Fund's share master/ feeder
arrangement.

                                                   RULE 12B-1 FEES................. .................         23
                                                   SHAREHOLDER SERVICE FEES..........................         23
                                                   MASTER/FEEDER STRUCTURE...........................         23
                                                   SHARE CLASSES.....................................         24

                                         FOR MORE INFORMATION........................................ BACK COVER

                                         For information about key terms and concepts, please refer to the
                                         "Glossary."

                                FUND DESCRIPTION


                    CRM MID CAP VALUE FUND
                                 Retail Shares

SUMMARY

Investment Objective
                  - The MID CAP VALUE FUND seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Focus  - Equity (or related) securities
--------------------------------------------------------------------------------

Share Price Volatility
                  - High
--------------------------------------------------------------------------------

Principal Investment
Strategy          - The Fund operates as a "feeder fund," which means that the
                    Fund does not buy individual securities directly. Instead, the Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Fund invests all of its assets in a master fund (the "Series") which is a separate series of WT Investment Trust
                    I. The Fund and its corresponding Series have the same investment objective, policies and limitations.

                  - The MID CAP VALUE FUND invests all of its assets in the Mid
                    Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. ("mid cap company").
--------------------------------------------------------------------------------

Principal Risks   The Fund is subject to the risks summarized below which are further described under "Additional Risk Information."

                  - It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or that the stocks that the Series buys will increase in value.

                  - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - Small cap companies may be more vulnerable than larger
                    companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                  - The performance of the Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

                  - The Fund is also subject to other risks which are described under "Additional Risk Information".
--------------------------------------------------------------------------------

Investor Profile  - Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

                            PERFORMANCE INFORMATION

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index, a broad based measure of market performance. The performance shown in the bar chart and performance table are for the Investor Shares of the Fund, which are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Shares do not have the same expenses. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

              ANNUAL RETURNS FOR THE CALENDAR YEAR SINCE INCEPTION

2001                                                                            19.42%
2002                                                                           -16.89%

      Calendar Year-to-Date Total Return as of September 30, 2003: 22.92%

               BEST QUARTER                            WORST QUARTER
                  24.81%                                 (16.75)%
            (December 31, 2001)                    (September 30, 2002)

MID CAP VALUE FUND

INVESTOR SHARES

                                                                              SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/02                           1 YEAR      (SEPTEMBER 20, 2000)
  Before Taxes                                                  (16.89)%             6.09%
  After Taxes on Distributions(1)                               (16.98)%             4.26%
  After Taxes on Distributions and Sales of Shares(1)           (10.30)%             4.10%
  RUSSELL MIDCAP VALUE INDEX (reflects no deduction for
    fees, expenses or taxes)(2)                                 (9.65)%              1.71%
  RUSSELL MIDCAP INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                       (16.18)%           (10.70)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No sales charges or other fees are paid directly from your investment.

RETAIL SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
  MID CAP VALUE FUND
    Management fees                                                    0.75%
    Distribution (12b-1) fees(2)                                       0.15%
    Shareholder Servicing Fees                                         0.25%
    Other Expenses                                                     0.40%
    TOTAL ANNUAL OPERATING EXPENSES(3)                                 1.55%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series in which the Fund invests.

(2) While the distribution plan provides for reimbursement of up to 0.25% of the Retail Shares Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of the Fund's Retail Shares average net assets

(3) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of the Fund to the extent that the total annual operating expenses exceed 1.55% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     - you reinvested all dividends and other distributions;

     - the average annual return was 5%;

     - the Fund's total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

     - you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

INVESTOR SHARES

                                                                         MID CAP
                                                                        VALUE FUND
  1 Year                                                                  $  158
  3 Years                                                                 $  490
  5 Years                                                                 $  845
  10 Years                                                                $1,845

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              INVESTMENT OBJECTIVE

The Mid Cap Value Fund seeks to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

VALUE INVESTING. Through its investment in the corresponding Series, the Mid Cap Value Fund seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies which it believes will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

     - Financial models based principally upon projected cash flows

     - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

     - The extent of management's ownership interest in a company

     - A company's market position by corroborating its observations and assumptions with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as computer screens which are run using various criteria. In addition, the investment advisor has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

By reviewing historical relationships and understanding the characteristics of a business the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell MidCap Value Index ("mid cap company")

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies

     - warrants.

The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of companies that make up the Russell Midcap Value Index is between $348 million and $14.5 billion.

The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve their respective investment objectives.

The frequency of fund transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gains distribution. Under normal market conditions, the Series' turnover rate is expected to be less than 150%.

The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund unless otherwise indicated. Further information about the Fund's investments is available in our SAI:

     - DERIVATIVES RISK: Some of the securities in which the Series' invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Fund has and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that the Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Mid Cap Value Fund since inception. Certain information reflects financial results for a single Retail Share of the Mid Cap Value Fund. The total return in the table represents the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, is included in the Retail Shares' Annual Report, which is available, without charge, upon request.


                                                                 PERIOD ENDED
                                                                   JUNE 30,
                                                                   2003(A)
   MID CAP VALUE FUND -- RETAIL SHARES
   NET ASSET VALUE -- BEGINNING OF PERIOD......................    $ 16.02
                                                                   -------
   INVESTMENT OPERATIONS:
     Net investment income.....................................       0.02(b)
     Net realized and unrealized gain (loss) on investments....       1.72
                                                                   -------
       Total from investment operations........................       1.70
                                                                   -------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized gain on investments.....................      (0.08)
                                                                   -------
       Total Distributions to Shareholders.....................      (0.08)
                                                                   -------
   NET ASSET VALUE -- END OF PERIOD............................    $ 17.64
                                                                   =======
   TOTAL RETURN................................................      10.67%(d)
   RATIOS/SUPPLEMENTAL DATA
   Ratio to Average Net Assets:(e)
     Expenses, including reimbursement/waiver..................       1.50%(c)
     Expenses, excluding reimbursement/waiver..................       6.57%(c)
     Net investment income, including reimbursement/waiver.....     (0.14)%(c)
   Portfolio turnover rate.....................................        142%(d)
   Net assets at end of period (000's omitted).................    $   777

(a) For the period July 30, 2002 (inception of Retail Share class) through June 30, 2003.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c) Annualized.

(d) Not Annualized.

(e) The ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, ("CRM" or the "Adviser"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Mid Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than thirty years. As of September 30, 2003, CRM had over $4 billion of assets under management.

For the twelve months ended June 30, 2003, CRM received investment advisory fees of 0.75% for the Mid Cap Value Series, as a percentage of the Series' average daily net assets.

FUND MANAGERS

The day-to-day management of the Mid Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of the Series. In addition, Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Series. Carl Brown, Michael Caputo, Kevin M. Chin, Todd Denker, Brendan Hartman, Terry Lally, James P. Stoeffel and Adam L. Star, assist each team leader in the day-to-day management of the Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. [Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/ Assistant Treasurer with Ticor Title Insurance Co., and as an auditor.] Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. As a senior analyst, he is responsible for portfolio management and research in our investment research group. For the previous eight years, Mr. Rewey, III was a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a BA from the Caroll School of Management, Boston College and a M.B.A from Fuqua School of Business, Duke University.

ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

The chart below provides information on the Fund's primary service providers.

[SERVICE PROVIDERS CHART]
                             CRM MID CAP VALUE FUND

Asset Management

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604
Manages the Series' business and investment activities.

Shareholder Services

TRANSFER AGENT

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, payment of distribution and processing of buy and sell requests.

Fund Operations

ADMINISTRATOR AND ACCOUNTING AGENT

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund's net asset value and distributions.

Asset Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
Holds the Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value per share.

Distribution

DISTRIBUTOR
PFPC Distributors, Inc.
Distributes the Fund's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PFPC Inc. determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange and the transfer agent are open for business). The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. Shares will not be priced on those days the Fund's offices are closed. As of the date of this prospectus, those days are:

         New Year's Day                      Good Friday              Labor Day
         Martin Luther King, Jr. Day         Memorial Day             Thanksgiving Day
         Presidents' Day                     Independence Day         Christmas Day

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Retail Shares is $1,000 ($1,000 for IRAs or automatic investment plans). The Fund, in their sole discretion, may waive the minimum initial amount to establish certain Retail Share accounts. Additional investment may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             760 Moore Road
  Providence, RI 02940                      King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-0172-6591

Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Fund will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our SAI.

REDEMPTION OF SHARES

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m., Eastern time), or the next Business Day (if received after 4:00 p.m., Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             760 Moore Road
  Providence, RI 02940                      King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund's shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $500 for Retail Share accounts, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Fund reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in the Fund for Retail Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than 1,000 for Retail Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Fund may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares to be acquired through such exchange may be legally made.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of the Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are declared and paid annually to you. The Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invest primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of the Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

12B-1 FEES

The Fund has adopted a distribution plan under Rule 12b-1 that allows it to pay a fee to the Distributor for the sale and distribution of its Retail Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the distribution plan, the Fund's will pay distribution fees to the distributor at a maximum annual rate of 0.25% of its aggregate average daily net assets attributable to its Retail Shares. While the distribution plan provides for payments of up to 0.25% of average net assets of the Fund's Retail Shares, the Board of Trustees has authorized annual payments of up to 0.15% of average net assets of the Fund's Retail Shares.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Retail Shares, to compensate service providers who maintain a service relationship with shareholders of the Fund's Retail Shares. Service activities provided by service providers under this plan include
(a) establishing and maintaining shareholders accounts and records, (b) answering shareholders inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other services requested by shareholders of Retail Shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is currently not contemplating such a move.

SHARE CLASSES

The Fund issues Retail, Investor and Institutional Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of the Fund are currently operational. Investors investing $1,000 or more may purchase Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Other investors investing $2,500 or more may purchase Investor Shares. Unlike the Retail Shares, Institutional and Investor Shares of the Fund are not subject to a distribution fee. The Retail Shares and Investor Shares are subject to a shareholder servicing fee.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

"CAP":

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV =  Assets - Liabilities

      --------------------

      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by the Fund on its investments less accrued expenses.

RULE 12B-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406
(800) CRM-2883
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

The investment company registration number is 811-08648.

                                   CRM FUNDS

                                  CRM MID CAP
                                   VALUE FUND
                                   CRM FUNDS
                                 C/O PFPC INC.
                                 760 MOORE ROAD
                           KING OF PRUSSIA, PA 19406
                                  800-CRM-2883

                                   WEB SITE:
                                WWW.CRMFUNDS.COM

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND
                           CRM BROAD MARKET BOND FUND
                             CRM MUNICIPAL BOND FUND

                                 INVESTOR SHARES
                              INSTITUTIONAL SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2003

This prospectus gives vital information about the CRM PRIME MONEY MARKET FUND, the CRM TAX-EXEMPT FUND, the CRM BROAD MARKET BOND FUND and the CRM MUNICIPAL BOND FUND of WT MUTUAL FUND, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference. Please note that the Funds:

-    are not bank deposits

- are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of their affiliates

-    are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency;

-    are not guaranteed to achieve their goal(s)

- the CRM Prime Money Market and CRM Tax-Exempt Funds may not be able to maintain a stable $1 share price.

       LIKE ALL MUTUAL FUND SHARES, THE SECURITIES AND EXCHANGE COMMISSION
         HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED
        WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS
                      YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

A look at the goals, strategies,      FUND DESCRIPTIONS
risks, expenses and financial         Summary................................................
history of each Fund.                 Performance Information................................
                                      Fees and Expenses......................................
                                      Example................................................
                                      Investment Objectives..................................
                                      Primary Investment Strategies..........................
                                      Additional Risk Information............................

Details about the service             MANAGEMENT OF THE FUND
providers.                            Investment Adviser.....................................
                                      Service Providers......................................

Policies and instructions for         SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares......................................
closing an account in any of          Purchase of Shares.....................................
the Funds.                            Redemption of Shares...................................
                                      Exchange of Shares.....................................
                                      Dividends and Distributions............................
                                      Taxes..................................................

Details on the Funds' share           DISTRIBUTION ARRANGEMENTS
classes and master/feeder             Master/Feeder Structure................................
arrangement.                          Share Classes..........................................

                                      FOR MORE INFORMATION.........................back cover

For information about key terms and concepts, please refer to the "Glossary."

                                FUND DESCRIPTIONS

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND

                                 INVESTOR SHARES
                              INSTITUTIONAL SHARES

SUMMARY

Investment Objective

- The PRIME MONEY MARKET FUND seeks high current income, while preserving capital and liquidity.

- The TAX-EXEMPT FUND seeks high current interest income exempt from Federal income taxes while preserving principal.

Investment Focus - Money market instruments

Share Price Volatility - The Funds will strive to maintain a stable $1.00 share price.

Principal Investment Strategy - Each fund is a separate series of WT Mutual Fund and operates as a "feeder fund" which means that the Fund does not buy individual securities directly. Instead, each Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund (the "Series"), which is a separate series of WT Investment Trust I. The Funds and their corresponding Series have the same investment objectives, policies and limitations.

- The PRIME MONEY MARKET FUND invests in the Prime Money Market Series, which invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations.

- The TAX-EXEMPT FUND invests in the Tax-Exempt Series, which invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.

- Each Fund, through its corresponding Series, may invest more than 25% of its total assets in the obligations of banks and finance companies.

- In selecting securities for the Series, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

Principal Risks - The Funds are subject to the risks summarized below, which are further described under "Additional Risk Information."

- An investment in a Fund is not a deposit of Wilmington Trust Company, the Funds' investment adviser or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

- The obligations in which the Funds invest through their corresponding Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.

- The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile - Conservative

                                FUND DESCRIPTIONS

                           CRM BROAD MARKET BOND FUND
                             CRM MUNICIPAL BOND FUND

                                 INVESTOR SHARES
                              INSTITUTIONAL SHARES

SUMMARY

Investment Objective

- The BROAD MARKET BOND FUND seeks a high total return, consistent with high current income.

- The MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital.

Investment Focus - Fixed income securities

Share Price Volatility - Moderate

Principal Investment Strategy - Each Fund is a separate series of WT Mutual Fund and operates as a "feeder fund," which means that the Fund does not buy individual securities directly. Instead, each Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund (the "Series") which is a separate series of WT Investment Trust I. The Funds and their corresponding Series have the same investment objectives, policies and imitations.

- The BROAD MARKET BOND FUND invests in the Broad Market Bond Series, which invests at least 85% of its total assets in various types of investment grade fixed income securities.

- The MUNICIPAL BOND FUND invests in the Municipal Bond Series, which invests at least 80% of its net assets in municipal securities that provide interest exempt from Federal income tax.

- The Series' investment adviser purchases securities based upon their yield or their potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines or if the securities are downgraded to below investment grade.

Principal Risks The Funds are also subject to other risks, which are described under "Additional Risk Information."

- An investment in a Fund is not a deposit of Wilmington Trust Company, the Funds' investment adviser, or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- It is possible to lose money by investing in a Fund.

- The fixed income securities in which the Funds invest through their corresponding Series are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down.

- The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile - Investors who want income from their investments without the volatility of an equity portfolio.

PERFORMANCE INFORMATION

The Funds have not commenced investment operations at this time, and therefore no performance information is available.

FEES AND EXPENSES

   ANNUAL FUND OPERATING                                                            PRIME MONEY
   EXPENSES(EXPENSES THAT                     PRIME MONEY          TAX-EXEMPT       MARKET FUND        TAX-EXEMPT FUND
   ARE DEDUCTED FROM FUND                     MARKET FUND         FUND INVESTOR    INSTITUTIONAL        INSTITUTIONAL
         ASSETS)(1)                         INVESTOR SHARES          SHARES            SHARES               SHARES
----------------------------------------------------------------------------------------------------------------------
Management fees                                  0.43%                0.47%             0.43%                 0.47%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                        None                 None              None                  None
----------------------------------------------------------------------------------------------------------------------
Shareholder Servicing fees                       0.25%                0.25%             None                  None
----------------------------------------------------------------------------------------------------------------------
Other Expenses(2)                                0.83%                0.83%             0.83%                 0.83%
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.51%                1.55%             1.26%                 1.30%
----------------------------------------------------------------------------------------------------------------------

    ANNUAL FUND OPERATING               BROAD MARKET          MUNICIPAL        BROAD MARKET
    EXPENSES(EXPENSES THAT             MUNICIPAL BOND         BOND FUND       MUNICIPAL BOND        MUNICIPAL BOND
    ARE DEDUCTED FROM FUND             FUND INVESTOR          INVESTOR      FUND INSTITUTIONAL    FUND INSTITUTIONAL
         ASSETS)(1)                        SHARES               SHARES             SHARES                SHARES
--------------------------------------------------------------------------------------------------------------------
Management fees                            0.35%                0.35%              0.35%                 0.35%
--------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                  None                 None               None                  None
--------------------------------------------------------------------------------------------------------------------
Shareholder Servicing fees                 0.25%                0.25%              None                  None
--------------------------------------------------------------------------------------------------------------------
Other Expenses(2)                          0.83%                0.83%              0.83%                 0.83%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES            1.43%                1.43%              1.18%                 1.18%
--------------------------------------------------------------------------------------------------------------------

---------------------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series in which the Fund invests.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-    you reinvested all dividends;

-    the average annual return was 5%;

- each Fund's total operating expenses are charged and remain the same over the time periods; and

-    you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------
    INVESTOR SHARES              1 YEAR                              3 YEARS
----------------------------------------------------------------------------
Prime Money Market Fund          $  154                              $   477
----------------------------------------------------------------------------
Tax-Exempt Fund                  $  158                              $   490
----------------------------------------------------------------------------
Broad Market Bond Fund           $  146                              $   452
----------------------------------------------------------------------------
Municipal Bond Fund              $  146                              $   452
----------------------------------------------------------------------------
INSTITUTIONAL SHARES
----------------------------------------------------------------------------
Prime Money Market Fund          $  128                              $   400
----------------------------------------------------------------------------
Tax-Exempt Fund                  $  132                              $   412
----------------------------------------------------------------------------
Broad Market Bond Fund           $  120                              $   375
----------------------------------------------------------------------------
Municipal Bond Fund              $  120                              $   375
----------------------------------------------------------------------------

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

- The PRIME MONEY MARKET FUND seeks a high level of current income consistent with the preservation of capital and liquidity.

- The TAX-EXEMPT FUND seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

- The BROAD MARKET BOND FUND seeks a high total return, consistent with high current income.

- The MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital.

The investment objective for each Fund may not be changed without shareholder approval. The Prime Money Market and Tax-Exempt Funds are money market funds and intend to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

The PRIME MONEY MARKET FUND invests its assets in the Prime Money Market Series, which in turn invests in:

- U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly owned banking subsidiaries of foreign banks

- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO")

- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO

-    U.S. Government obligations

-    high quality municipal securities

- repurchase agreements that are fully collateralized by U.S. Government obligations.

The TAX-EXEMPT FUND invests its assets in the Tax-Exempt Series, which in turn invests in:

-    high quality municipal obligations and municipal bonds

-    floating and variable rate obligations

-    participation interests

-    high quality tax-exempt commercial paper

-    high quality short-term municipal notes.

The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch, IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated, are issued by an issuer with comparable outstanding debt that is rated, or are otherwise unrated and determined by the investment adviser to be of comparable quality.

The BROAD MARKET BOND FUND invests its assets in the Broad Market Bond Series, which:

- will invest at least 85% of its total assets in various types of investment grade fixed income securities

- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers

- will, as a matter of fundamental policy, maintain an intermediate average dollar-weighted duration (4 to 7 years).

The MUNICIPAL BOND FUND invests its assets in the Municipal Bond Series, which:

- will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from Federal income tax

- may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to Federal tax

- will, as a matter of fundamental policy, maintain an intermediate average dollar-weighted duration (4 to 8 years).

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that government issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-government users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

SERIES COMPOSITION. The composition of the Broad Market Bond and Municipal Bond Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

The Broad Market Bond and Municipal Bond Series invest only in securities that are rated, at the time of purchase, in the top four categories by an NRSRO. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows the Broad Market Bond and Municipal Bond Series' principal investments. These are the types of securities that will most likely help each Series achieve its investment objective.

----------------------------------------------------------------------------
                                      BROAD MARKET BOND       MUNICIPAL BOND
----------------------------------------------------------------------------
Asset-Backed Securities                       X
----------------------------------------------------------------------------
Bank Obligations                              X
----------------------------------------------------------------------------
Corporate Bonds, Notes and                    X
Commercial Paper
----------------------------------------------------------------------------
Mortgage-Backed Securities                    X
----------------------------------------------------------------------------
Municipal Securities                          X                     X
----------------------------------------------------------------------------
Obligations Issued By                         X
Supranational Agencies
----------------------------------------------------------------------------
U.S. Government Obligations                   X
------------------------------------- --------------------------------------

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI"). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our SAI:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Prime Money Market, Tax-Exempt and Broad Market Bond Funds only).

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Series will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value (Broad Market Bond and Municipal Bond Funds only).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like (Broad Market Bond and Municipal Bond Funds only).

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund has and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments (Broad Market Bond and Municipal Bond Funds only).

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them (Broad Market Bond and Municipal Bond Funds only).

MANAGEMENT OF THE FUNDS

The Board of Trustees for each Fund supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

Rodney Square Management Corporation ("RSMC" or the "Adviser"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Corporation also owns a controlling interest in Cramer Rosenthal McGlynn, LLC, the Fund's sponsor. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its respective investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion in assets under management.

For the twelve months ended June 30, 2003, RSMC received investment advisory fees of 0.43% for the Prime Money Market Series, 0.47% for the Tax-Exempt Series, 0.35% for the Broad Market Bond Series and 0.35% for the Municipal Bond Series, as a percentage of each Series' average daily net assets.

FUND MANAGERS

ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for Fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

LISA MORE, Vice President of RSMC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Ms. More has been affiliated with RSMC and its affiliates since 1988. Since 1990, she has specialized in the management of municipal income portfolios.

SERVICE PROVIDERS

The chart below provides information on the Funds' service providers.

                             CRM PRIME MONEY MARKET
                                 CRM TAX-EXEMPT
                              CRM BROAD MARKET BOND
                               CRM MUNICIPAL BOND

-----------------------------------------------------------------------------------------------------------
                Asset Management                                       Shareholder Services
-----------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER                                      TRANSFER AGENT
Rodney Square Management Corp.                          PFPC Inc.
1100 North Market Street                                760 Moore Road
Wilmington, DE 19890                                    King of Prussia, PA 19406
Manages each Series' business and investment            Handles shareholder services, including
activities.                                             recordkeeping and statements, payment of
                                                        distributions and processing of buy and sell
                                                        requests.
-----------------------------------------------------------------------------------------------------------
Fund Operations                                         Asset Safe Keeping
ADMINISTRATOR                                           CUSTODIAN
Rodney Square Management Corp.                          Wilmington Trust Company
1100 North Market Street                                1100 North Market Street
Wilmington, DE 19890                                    Wilmington, DE 19890

SUB-ADMINISTRATOR AND ACCOUNTING AGENT                  SUB-CUSTODIAN
PFPC Inc.                                               PFPC Trust Company
301 Bellevue Parkway                                    8800 Tinicum Boulevard
Wilmington, DE 19809                                    Philadelphia, PA 19153
Provides facilities, equipment, personnel to carry      Holds each Fund's assets, and settles all portfolio
out administrative services related to each Fund and    trades and collects most of the valuation data
calculates each Fund's net asset value and              required for calculating each Fund's net asset
distributions.                                          value per share.
-----------------------------------------------------------------------------------------------------------

                                  Distribution
                                   DISTRIBUTOR
                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406
                         Distributes each Fund's shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

PRIME MONEY MARKET FUND

TAX-EXEMPT FUND

Each Fund uses its best effort to maintain its constant $1 per share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

BROAD MARKET BOND FUND

MUNICIPAL BOND FUND

The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

Any assets held by the Broad Market Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. determines the daily net asset value per share.

PFPC determines the NAV per share of each Fund, as of 12:00 p.m. Eastern time for the Tax-Exempt Fund, as of 2:00 p.m. Eastern time for the Prime Money Market Fund, and as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) for the Broad Market Bond and Municipal Bond Funds, on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange of the Broad Market Bond and the Municipal Bond Funds is effected is based on the next calculation of NAV after the order is received by the transfer agent.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

New Year's Day                      Memorial Day              Thanksgiving Day
Martin Luther King, Jr. Day         Independence Day          Christmas Day
Presidents' Day                     Labor Day                 Good Friday

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Investor Shares is $10,000 and the minimum initial investment in a Fund's Institutional Shares is $1,000,000. Each Fund, in its sole discretion, may waive the minimum initial amount to establish certain Investor or Institutional Share accounts. There is no minimum additional investment in any Fund. You may purchase shares by mail or by wire, as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                  OVERNIGHT MAIL:

CRM Funds                      CRM Funds
c/o PFPC Inc.                  c/o PFPC Inc.
P.O. Box 9812                  760 Moore Road
Providence, RI 02940           King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company
c/o PNC Bank
Philadelphia, PA
ABA #031-0000-53
DDA #86-0172-6591
Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Tax-Exempt or Prime Money Market Funds are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern time for the Prime Money Market Fund. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern time for the Prime Money Market Fund, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Fund are credited to your account as shares of the Fund immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Purchase orders for the Broad Market Bond and Municipal Bond Funds received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks. It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan, please refer to our SAI.

REDEMPTION OF SHARES

You may sell your shares on any Business Day by mail, telephone or check, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit its customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received before 12:00 p.m. Eastern time for the Tax-Exempt Fund, before 2:00 p.m. Eastern time for the Prime Money Market Fund, before 4:00 p.m. Eastern time for the Broad Market Bond and Municipal Bond Funds, or on a non-Business Day) or the next Business Day (if received after 12:00 p.m. Eastern time for the Tax-Exempt Fund, after 2:00 p.m. Eastern time for the Prime Money Market Fund, after 4:00 p.m. Eastern time for the Broad Market Bond and Municipal Bond Funds, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                  Overnight mail:

CRM Funds                      CRM Funds
c/o PFPC Inc.                  c/o PFPC Inc.
P.O. Box 9812                  760 Moore Road
Providence, RI 02940           King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK (TAX-EXEMPT FUND AND PRIME MONEY MARKET FUND ONLY): You may use the check writing option to redeem Tax-Exempt and Prime Money Market Fund shares by drawing a check for $500 or more against your Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "non-sufficient funds" and other returned checks. These charges will be paid automatically by redeeming an appropriate number of Fund shares. Each Fund and the transfer agent also reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000,000 or less for Institutional Shares or amounts of $10,000 or less for Investor Shares, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares. If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $10,000 for Investor Share accounts or $1,000,000 for Institutional Share accounts ($2000 for IRAs or automatic investment plans), a Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for the same class of shares of certain other CRM Funds. These other Funds are:

CRM Prime Money Market Fund
CRM Tax-Exempt Fund
CRM Broad Market Bond Fund
CRM Municipal Bond Fund
CRM Large Cap Value Fund
CRM Mid Cap Value Fund
CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares. Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000 for Investor Share accounts or less than $1,000,000 for Institutional Share accounts. To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Fund shares to be acquired through such exchange may be legally made.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Funds. Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Each of the Broad Market Bond and Municipal Bond Funds expects to distribute any net realized gains once a year. The Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued. All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

MUNICIPAL BOND FUND AND TAX-EXEMPT FUND ONLY: Dividend distributions by the Funds of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Funds intend to distribute income that is exempt from Federal income tax, though each may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Funds may be taxable.

It is a taxable event for you if you sell or exchange shares of the Broad Market Bond or Municipal Bond Funds. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. However, you will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Tax-Exempt or Prime Money Market Funds so long as they maintain a stable price of $1.00 per share.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. None of the Funds is currently contemplating such a move.

SHARE CLASSES

The Funds issue Investor and Institutional Share classes. Each class has different minimum investment requirements, fees and expenses. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e., broker) or through a consultant and who invest $1,000,000 or more, or where related accounts, when combined, total $1,000,000 or more. Other investors investing $10,000 or more may purchase Investor Shares.

                                    GLOSSARY

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

MUTUAL FUND EXPENSES:

Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets. The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

FIXED INCOME SECURITIES:

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

DURATION:

Duration measures the sensitivity of fixed income securities held by a fund to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by S&P or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

MUNICIPAL SECURITIES:

Municipal securities are bonds issued by state and local governments to raise money for their activities.

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV =  Assets - Liabilities
       --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

         CRM Funds
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406
         (800) CRM-2883
         9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

            The investment company registration number is 811-08648.

                                 WT MUTUAL FUND

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                          WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON MID CAP GROWTH PORTFOLIO
                      WILMINGTON SMALL CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO
                          WILMINGTON BALANCED PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890
------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2003

------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Portfolio's current prospectus, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Each Portfolio and its corresponding master Series' audited financial statements for the fiscal year ended June 30, 2003, included in the Annual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
GENERAL INFORMATION.....................................................................................    1
INVESTMENT POLICIES.....................................................................................    1
INVESTMENT LIMITATIONS..................................................................................   18
TRUSTEES AND OFFICERS...................................................................................   24
CODE OF ETHICS..........................................................................................   32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................................................   32
INVESTMENT ADVISORY AND OTHER SERVICES..................................................................   37
RODNEY SQUARE MANAGEMENT CORPORATION....................................................................   37
CRAMER ROSENTHAL MCGLYNN, LLC...........................................................................   39
ROXBURY CAPITAL MANAGEMENT..............................................................................   40
ADMINISTRATION AND ACCOUNTING SERVICES..................................................................   41
ADDITIONAL SERVICE PROVIDERS............................................................................   41
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN..............................................................   42
BROKERAGE ALLOCATION AND OTHER PRACTICES................................................................   43
CAPITAL STOCK AND OTHER SECURITIES......................................................................   44
PURCHASE, REDEMPTION AND PRICING OF SHARES..............................................................   45
DIVIDENDS...............................................................................................   48
TAXATION OF THE PORTFOLIOS..............................................................................   49
CALCULATION OF PERFORMANCE INFORMATION..................................................................   54
FINANCIAL STATEMENTS....................................................................................   62
APPENDIX A - OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES..................................  A-1
APPENDIX B - DESCRIPTION OF RATINGS.....................................................................  B-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Portfolios described in this SAI:
Wilmington Prime Money Market, Wilmington Premier Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Short-Term Income, Wilmington Large Cap Growth, Wilmington Mid Cap Growth, Wilmington Small Cap Growth, Wilmington Large Cap Core, Wilmington Small Cap Core, Wilmington Large Cap Value, Wilmington Mid Cap Value, Wilmington Small Cap Value, and Wilmington Balanced Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor Shares, except for (i) Wilmington Premier Money Market Portfolio which issues Institutional and Service Shares,
(ii) Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios which issue only Investor and Service Shares and (iii) Wilmington Balanced Portfolio which issues Institutional, Investor and Service Shares. Each Portfolio is a diversified open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds (the "Series"), which are series of WT Investment Trust I (the "Trust").

                             MONEY MARKEY PORTFOLIOS

The "Money Market Portfolios" are the Prime Money Market, the Premier Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market, Premier Money Market and U.S. Government Portfolios seek high current income, while preserving capital and liquidity. The Tax-Exempt Portfolio seeks high current interest income exempt from Federal income taxes while preserving capital. Each Portfolio's investment objective may not be changed without shareholder approval.

The Prime and Premier Money Market Portfolios invest in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The U.S. Government Portfolio invests in U.S. government obligations and repurchase agreements collateralized by such obligations. Each Money Market Portfolio, except for the U.S. Government Portfolio, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government may invest up to 20% of its total assets in such obligations.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United

States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

     - BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     - TIME `DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from these limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by states, municipalities and public authorities (collectively, "municipal securities") to obtain funds for various public purposes. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     - INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

     - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae.")

     - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

     - REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement defaults), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

SECURITIES LENDING. Each Money Market Portfolio may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example,

Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

While a Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

THE BOND PORTFOLIOS

The "Bond Portfolios" are the Short/Intermediate Bond, the Broad Market Bond, Municipal Bond and the Short-Term Income Portfolios. RSMC, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The Short/Intermediate Bond and Broad Market Bond Portfolios each seeks a high total return, consistent with high current income. Each Portfolio will normally invest at least 85% of its total assets in various types of fixed income securities. This policy may be changed upon 60 days' written notice to shareholders.

The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Portfolio will normally invest as least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' written notice to shareholders.

The Short-Term Income Portfolio seeks to preserve capital and provide current income. The Portfolio will normally invest at least 80% of its total assets in various types of investment grade fixed income securities. The Portfolio's investment objective and 80% policy may be changed without shareholder approval, upon 60 days' written notice to shareholders.

The Broad Market Bond, Short/Intermediate Bond and Municipal Bond Portfolio's investment objective may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Portfolio to a range of 4 to 7 years, in the case of the Municipal Bond Portfolio to a range of 4 to 8 years and in case of the Short-Term Income Portfolio to a range of 1 to 3 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Portfolio, within a range of approximately 7 to 12 years, in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years, and in case of the Short-Term Income Portfolio with an average dollar weighted duration of 1 to 5 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond and the Broad Market Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Portfolio, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the

Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations").

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

     - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

          Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

     - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

          In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

     - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Portfolios - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities of open-end and closed-end investment company securities, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

MONEY MARKET FUNDS. Each Bond Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

     - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

     - PRIVATE ACTIVITY BONDS are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the Federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Portfolios may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes, which were previously described under "Money Market Portfolios - Municipal Securities."

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. Each Bond Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

SECURITIES LENDING. Each Bond Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

                                      -11-
s

U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Portfolio:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry: (i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years, were:

                                         12 MONTHS ENDED                 12 MONTHS ENDED
                                             6/30/03                         6/30/02
                                         ---------------                 ---------------
Short/Intermediate Bond                        82%                            136%

Broad Market Bond                              77%                            180%

Municipal Bond                                 21%                             28%

Short-Term Income                              N/A                             N/A

THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Large Cap Growth, the Mid Cap Growth, the Small Cap Growth, the Large Cap Core, the Small Cap Core, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios.

The Large Cap Growth, the Mid Cap Growth and the Small Cap Core Portfolios seek superior long-term growth of capital. The Large Cap Core, the Large Cap Value, the Mid Cap Value, the Small Cap Value and the Small Cap Growth Portfolios seek to achieve long-term capital appreciation. Each of the foregoing investment objectives may not be changed without shareholder approval.

The Large Cap Growth Portfolio will invest at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $5 billion or more, which have above average earnings potential compared to the securities market as a whole. The Small Cap Growth Portfolio will invest at least 80% of its net assets in securities of companies with a market capitalization, at the time of purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The Mid Cap Series will invest at least 80% of its net assets in securities of companies with a market capitalization, at the time of purchase, within the capitalization range of companies that make up in the S&P MidCap 400 Index. The Large Cap Core Portfolio will invest at least 80% of its total assets, primarily in a diversified portfolio of U.S. equity (or related) securities of medium and large cap corporations. The Small Cap Core Portfolio will invest at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index. The foregoing policies may be changed upon 60 days' written notice to shareholders.

The Large Cap Value Portfolio will invest its assets in the Large Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index ("large cap company").

The Mid Cap Value Portfolio will invest its assets in the Mid Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index ("mid cap company").

The Small Cap Value Portfolio will invest its assets in the Small Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index.

The foregoing policies may be changed upon 60 days' written notice to shareholders.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The Small Cap Growth and Mid Cap Growth Portfolios may invest in ADRS; the Large Cap Core Portfolio may invest in ADRs and EDRs. ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. The Large Cap Growth, the Mid Cap Growth, the Small Cap Growth and the Small Cap Core Portfolios each will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. Certain of these instruments are described below.

         - MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")

         - U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

         - COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

         - BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the investment adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Portfolio may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Portfolios may invest in investment company securities of open-end and closed-end investment company securities, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that RSMC intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Portfolio may lend securities subject to the same conditions applicable to the Money Market Portfolios, as described under "Money Market Portfolios - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Portfolio may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

To be updated

                                12 MONTHS ENDED       12 MONTHS ENDED
                                    6/30/03               6/30/02
                                ---------------       ---------------
Large Cap Growth                      51%                   75%

Large Cap Core                        50%                   68%

Small Cap Core                        62%                   44%

Large Cap Value                       87%                  100%

Mid Cap Value                        142%                  143%

Small Cap Value                       74%                   61%

Mid Cap Growth                        N/A                   N/A

Small Cap Growth                      86%*                  N/A

*not annualized

THE BALANCED PORTFOLIO

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The Balanced Portfolio may invest in ADRs and EDRs as previously described under "The Equity Portfolios - American Depositary Receipts (ADRs) And European Depositary Receipts (EDRs)."

ASSET-BACKED SECURITIES. The Balanced Portfolio may invest in asset-backed securities as previously described under "The Bond Portfolios - Asset-Backed Securities."

BANK OBLIGATIONS. The Balanced Portfolio may invest in U.S. dollar-denominated obligations of major banks as previously described under "Money Market Portfolios - Bank Obligations."

CONVERTIBLE SECURITIES. The Balanced Portfolio may invest in convertible securities as previously described under "The Equity Portfolios - Convertible Securities."

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Balanced Portfolio may invest in corporate bonds, notes and commercial paper as previously described under "The Bond Portfolios - Corporate Bonds, Notes And Commercial Paper."

GUARANTEED INVESTMENT CONTRACTS. The Balanced Portfolio may invest in guaranteed investment contracts as previously described under "The Bond Portfolios - Guaranteed Investment Contracts."

HEDGING STRATEGIES. The Balanced Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. The Balanced Portfolio may not invest more than 15% of the value of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities of open-end and closed-end investment company securities, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

MONEY MARKET FUNDS. The Balanced Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "The Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. The Balanced Portfolio may invest in mortgage-backed securities as previously described under "The Bond Portfolios - Mortgage - Backed Securities."

MUNICIPAL SECURITIES. The Balanced Portfolio may invest in municipal securities as previously described under "The Bond Portfolios - Municipal Securities."

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Balanced Portfolio may use options, futures contracts and forward currency contracts as previously described under "The Bond Portfolios - Options, Futures and Forward Currency Contract Strategies.". For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. The Balanced Portfolio may invest in participation interests in fixed income securities within the limitations previously described under "The Bond Portfolios -- Participation Interests."

REPURCHASE AGREEMENT. The Balanced Portfolio may invest in repurchase agreements, within the limitations previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. The Balanced Portfolio may invest in restricted securities, within the limitations previously described under "The Equity Portfolios - Restricted Securities."

SECURITIES LENDING. The Balanced Portfolio may lend securities, which was previously described under "Money Market Portfolios - Securities Lending".

U.S. GOVERNMENT OBLIGATIONS. The Balanced Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as previously described under "Money Market Portfolios - U.S. Government Obligations."

VARIABLE AND FLOATING RATE SECURITIES. The Balanced Portfolio may invest in variable and floating rate securities as previously described under "The Bond Portfolios - Variable and Floating Rate Securities."

WHEN-ISSUED SECURITIES. The Balanced Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

ZERO COUPON BONDS. The Balanced Portfolio may invest in zero coupon bonds of government or private issuers as previously described under "The Bond Portfolios
- Zero Coupon Bonds."

INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS: Each Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Portfolios have been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Portfolio will not:

1.       make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS:

Each Bond Portfolio will not as a matter of fundamental policy (except for the Short-Term Income Portfolio for which the following are non-fundamental policies which can be changed upon 60 days' written notice to shareholders):

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Bond Portfolios and may be changed by the Board of Trustees without shareholder approval. Each Bond Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY PORTFOLIOS:

Each Equity Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) for the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that (1) for the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios, this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios, this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and (2) each of the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money subject to its investment limitation on borrowing.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Equity Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value, Small Cap Value, Mid Cap Value and International Multi-Manager Portfolios, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

The Balanced Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit the Balanced Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Balanced Portfolio and may be changed by the Board of Trustees without shareholder approval. The Balanced Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, the Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Trust"). Each person listed under "Interested Trustees" below is an "interested person" of the Series' investment advisers, the Fund or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers, the Fund or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.

INTERESTED TRUSTEES

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                           PRINCIPAL          FUND
                                                 TERM OF OFFICE AND      OCCUPATION(S)       COMPLEX          OTHER
                              POSITION(S) HELD      LENGTH OF TIME         DURING PAST     OVERSEEN BY     DIRECTORSHIPS
NAME AND DATE OF BIRTH            WITH FUND             SERVED             FIVE YEARS        TRUSTEE      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN (1)       Trustee,           Shall serve until      Chief Investment        57       RSMC (registered
                              President, Chief   death, resignation or  Officer of                       investment
Date of Birth: 2/49           Executive Officer  removal. Trustee,      Wilmington Trust                 adviser); Wilmington
                              and Chairman of    President and          Company since                    Low Volatility Fund of
                              the Board          Chairman of the Board  February 1996.                   Funds (closed--end
                                                 since October 1998.                                     registered investment
                                                                                                         company)
--------------------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR. (2)  Trustee            Shall serve until      Managing Director       57       None
                                                 death, resignation or  and Senior
Date of Birth:  11/36                            removal.  Trustee      Portfolio Manager,
                                                 since October 1999.    Roxbury Capital
                                                                        Management LLC
                                                                        since 1998.
--------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "Interested Trustee" by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                           PRINCIPAL             FUND
                                                 TERM OF OFFICE AND      OCCUPATION(S)          COMPLEX         OTHER
                              POSITION(S) HELD      LENGTH OF TIME         DURING PAST        OVERSEEN BY     DIRECTORSHIPS
NAME AND DATE OF BIRTH            WITH FUND             SERVED             FIVE YEARS           TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                 Trustee            Shall serve until       Founder and               57             N/A
Date of Birth: 3/44                              death, resignation      co-manages, R. H.
                                                 or removal.             Arnold & Co., Inc.
                                                 Trustee since May       (investment banking
                                                 1997.                   company) since 1989.
----------------------------------------------------------------------------------------------------------------------------------
DR. ERIC BRUCKER              Trustee            Shall serve until       Dean, School of           57        Wilmington Low
                                                 death, resignation      Business                            Volatility Fund of
Date of Birth: 12/41                             or removal.             Administration of                   Funds (closed-end
                                                 Trustee since           Widener                             registered investment
                                                 October 1999.           University since                    company)
                                                                         July 2001. Prior to
                                                                         that, Dean, College
                                                                         of Business, Public
                                                                         Policy and Health
                                                                         at the University of
                                                                         Maine from
                                                                         September 1998 to
                                                                         June 2001.
----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                            PRINCIPAL            FUND
                                                  TERM OF OFFICE AND      OCCUPATION(S)         COMPLEX          OTHER
                              POSITION(S) HELD      LENGTH OF TIME         DURING PAST        OVERSEEN BY    DIRECTORSHIPS
NAME AND DATE OF BIRTH            WITH FUND             SERVED             FIVE YEARS           TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
NICHOLAS GIORDANO                 Trustee        Shall serve until     Consultant,                57        Kalmar Pooled
                                                 death, resignation    financial services                   Investment
Date of Birth: 3/43                              or removal.           organizations from                   Trust;
                                                 Trustee since         1997 to present;                     Independence
                                                 October 1998.         Interim President,                   Blue Cross;
                                                                       LaSalle University                   Fotoball,
                                                                       from 1998 to 1999.                   U.S.A.
                                                                                                            (sporting and
                                                                                                            athletics goods
                                                                                                            manufacturer),
                                                                                                            DaisyTek
                                                                                                            International
                                                                                                            (wholesale
                                                                                                            paper and paper
                                                                                                            products); and
                                                                                                            Selas
                                                                                                            Corporation of
                                                                                                            America
                                                                                                            (industrial
                                                                                                            furnaces and
                                                                                                             ovens);
                                                                                                            Wilmington Low
                                                                                                            Volatility
                                                                                                            Fund of Funds
                                                                                                            (closed-end
                                                                                                            registered
                                                                                                            investment
                                                                                                            company)
---------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN, JR.                  Trustee        Shall serve until     Self-employed              57        Manville
                                                 death, resignation    financial                            Personal Injury
Date of Birth: 5/35                              or removal.           consultant since                     Settlement
                                                 Trustee since         1991.                                Trust  and
                                                 October 1999.                                              WHX
                                                                                                            Corporation
                                                                                                            (industrial
                                                                                                            manufacturer)
---------------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II              Trustee        Shall serve until     Managing Partner,          57             N/A
                                                 death, resignation    Mariemont LLC,
Date of Birth: 9/44                              or removal.           (real estate
                                                 Trustee since         holding and
                                                 October 1999.         development
                                                                       company) since 1980.
---------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN                  Trustee        Shall serve until     Retired since 1993.        57             N/A
Date of Birth: 5/32                              death, resignation
                                                 or removal.
                                                 Trustee since
                                                 October 1999.
---------------------------------------------------------------------------------------------------------------------------



INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                        PRINCIPAL           FUND
                                              TERM OF OFFICE AND      OCCUPATION(S)        COMPLEX          OTHER
                           POSITION(S) HELD     LENGTH OF TIME          DURING PAST      OVERSEEN BY    DIRECTORSHIPS
NAME AND DATE OF BIRTH         WITH FUND            SERVED              FIVE YEARS         TRUSTEE     HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                Trustee        Shall serve until     Dean and Professor        57        St. Thomas More
                                              death, resignation    of Law, Villanova                   Society of
Date of Birth: 4/51                           or removal.           University School                   Pennsylvania;
                                              Trustee since         of Law since July                   Wilmington Low
                                              November 2001.        1997.                               Volatility Fund
                                                                                                        of Funds (closed-
                                                                                                        end registered
                                                                                                        investment
                                                                                                        company)
-------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Fund, the Trust, any of the Series' investment advisers or the Distributor or of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                          PRINCIPAL            FUND           OTHER
                                POSITION(S)        TERM OF OFFICE       OCCUPATION(S)         COMPLEX     DIRECTORSHIPS
   NAME, ADDRESS AND             HELD WITH          AND LENGTH OF        DURING PAST        OVERSEEN BY      HELD BY
     DATE OF BIRTH                 FUND              TIME SERVED         FIVE YEARS           TRUSTEE        TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG                Vice President    Shall serve at the    Vice President,           N/A            N/A
                                                pleasure of the       Wilmington Trust
1100 North Market Street                        Board and until       Company since
Wilmington, DE 19890                            successor is elected  1986; and Vice
Date of Birth: 12/54                            and qualified.        President and
                                                Officer since         Director, Rodney
                                                October 1998.         Square
                                                                      Management
                                                                      Corporation since
                                                                      2001.
-----------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.          Vice President    Shall serve at the    Vice President,           N/A            N/A
                                                pleasure of the       Rodney Square
1100 North Market Street                        Board and until       Management
Wilmington, DE 19890                            successor is elected  Corporation since
Date of Birth: 1/57                             and qualified.        1992.
                                                Officer since
                                                November 1999.
----------------------------------------------------------------------------------------------------------------------
FRED FILOON                   Vice President    Shall serve at the    Senior Vice               N/A            N/A
                                                pleasure of the       President, Cramer
520 Madison Avenue                              Board and until       Rosenthal
New York, NY 10022                              successor is elected  McGlynn, LLC
Date of Birth: 3/42                             and qualified.        since 1989.
                                                Officer since
                                                August 2000.
----------------------------------------------------------------------------------------------------------------------

JOHN R. GILES                 Chief             Shall serve at the    Senior Vice               N/A            N/A
                              Financial         pleasure of the       President,
1100 North Market Street      Officer and       Board and until       Wilmington Trust
Wilmington, DE 19890          Vice President    successor is elected  Company since
Date of Birth: 8/57                             and qualified.        1996.
                                                Officer since
                                                December 1999.
----------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                  Vice President    Shall serve at the    Vice President and        N/A            N/A
301 Bellevue Parkway          and Treasurer     pleasure of the       Director of
Wilmington, DE 19809                            Board and until       Investment
Date of Birth:  11/58                           successor is selected Accounting and
                                                and qualified.        Administration of
                                                Officer since         PFPC Inc. since
                                                May 1999.             1999. From 1986
                                                                      to April 1999,
                                                                      Controller for the
                                                                      Reserve Funds
----------------------------------------------------------------------------------------------------------------------
LEAH M. ANDERSON              Secretary         Shall serve at the    Officer,                  N/A            N/A
1100 North Market Street                        pleasure of the       Wilmington Trust
Wilmington, DE  19890                           Board and until       Company since
Date of Birth: 08/65                            successor is elected  1998. Officer,
                                                and qualified.        Rodney Square
                                                Officer since         Management
                                                October 2002.         Corporation since
                                                                      1992

----------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND COMMITTEES BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight management of the Portfolios. Currently the Board is comprised of nine individuals, two of whom are considered Interested Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of the Portfolios and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2003. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2003, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2003, there were four meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Portfolios'. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2003, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Fund, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of a Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by a Portfolio. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2003, there were no meetings of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Portfolios and in all registered investment companies overseen by the Trustee within the family of investment companies, as of December 31, 2002.

                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY TRUSTEE
                                         DOLLAR RANGE OF EQUITY SECURITIES           WITHIN THE FAMILY OF
  NAME OF TRUSTEE                          IN EACH PORTFOLIO OF THE FUND             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN
   Prime Money Market                             Over $100,000                          Over $100,000
   Large Cap Growth                              $50,001-$100,000
   Small Cap Core                              $ 50,001 $ 100,000-
   Large Cap Value                              $ 10,001-$ 50,000

WILLIAM P. RICHARDS                                    NONE                                $1-$10,000

INDEPENDENT TRUSTEES
ROBERT ARNOLD                                          NONE                                   NONE

ERIC BRUCKER                                           NONE                                   NONE

NICHOLAS GIORDANO                                      NONE                             $10,001-$50,000

LOUIS KLEIN, JR.                                       NONE                              Over $100,000

CLEMENT C. MOORE, II
   Prime Money Market                             Over $ 100,000                         Over $ 100,000
   Tax-Exempt                                     Over $100,000
   Small Cap Core                               $ 50,001-$ 100,000

JOHN J. QUINDLEN                                                                         Over $100,000
   Broad Market Bond                             $10,001-$50,000

                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY TRUSTEE
                                         DOLLAR RANGE OF EQUITY SECURITIES           WITHIN THE FAMILY OF
  NAME OF TRUSTEE                          IN EACH PORTFOLIO OF THE FUND             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
   Large Cap Growth                               Over $100,000
   Large Cap Core                                 Over $100,000
   Small Cap Core                                 Over $100,000

MARK A. SARGENT                                        NONE                                   NONE

As of December 31, 2002, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS. Each of the Portfolio's assets are invested in a corresponding series of the Trust that has the same investment objectives, strategies and limitations as the investing Portfolio. Since each Portfolio operates as a "feeder fund" in a master/feeder structure with a corresponding Series of the Trust, none of the Portfolios have an investment adviser that directly manages its assets. The Portfolios receive investment advisory services indirectly from the investment advisers of the Series. The Trust has retained Cramer Rosenthal McGlynn, LLC ("CRM"), Roxbury Capital Management LLC ("Roxbury"), and Rodney Square Management Corporation ("RSMC") to manage the assets of certain series of the Trust. Each of these investment advisers has been retained pursuant to a separate investment advisory agreement (collectively, the "Investment Advisory Agreements") which have been approved by the Board of Trustees of the Trust, including the Independent Trustees. Each Investment advisory agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve each Investment Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Series' Investment Advisory Agreements, the Board considered many factors, including: (1) the Series' investment objectives and long-term performance; (2) the investment adviser's management philosophy, personnel and processes; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Series, the Portfolios and their shareholders in addition to investment advisory services; and (7) the Portfolio's relationship to other portfolios in the Fund Complex.

In assessing an investment adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Investment Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Series and Portfolio and the risks or other effects that could occur as a result of a decision to terminate or not renew an Investment Advisory Agreement. In particular, the Board recognized that most shareholders have invested in the Portfolios on the strength of an investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Portfolio.

The Board also considered the compensation and benefits received by the investment adviser. This includes fees received for services provided to the Series by an investment adviser, sub-adviser or its affiliates and research services received by the investment adviser from brokers that execute trades for each Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of the Series; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Portfolio grows larger; any indirect benefits that may accrue to the investment adviser and its affiliates as a result of the investment adviser's relationship with the Trust and the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of each Investment Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Fund and working with the investment adviser on matters relating to the Trust and the Fund, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series, the investment adviser and the Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. The investment adviser and Wilmington Trust provide information at each regular meeting of the Board, and furnish additional reports in connection with the Board's formal review of the Investment Advisory Agreements. Thus, the Board's evaluation of an Investment Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; each Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; the Portfolio's expenses (including the advisory fee itself and the overall expense structure of the Portfolio, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser and its affiliates; compliance and audit reports concerning the Portfolios and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Portfolio to the other portfolios in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Portfolios.

Not all of the factors and considerations identified above are relevant to every series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Investment Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

Each Investment Advisory Agreement may be terminated by the Trust or the applicable investment adviser on 60 days' written notice without penalty. Each Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreements and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Fund. The following table shows the fees paid during the fiscal year ended June 30, 2003 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.


                                                    PENSION OR                                  TOTAL
                                                    RETIREMENT                               COMPENSATION
                                AGGREGATE        BENEFITS ACCRUED         ESTIMATED              FROM
                            COMPENSATION FROM     AS PART OF FUND      ANNUAL BENEFITS       FUND COMPLEX
INDEPENDENT TRUSTEE             THE FUND             EXPENSES          UPON RETIREMENT     PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------
Robert H. Arnold                 $37,125               None                 None               $49,500

Dr. Eric Brucker                 $37,125               None                 None               $49,500

Nicholas Giordano                $37,125               None                 None               $49,500

Louis Klein, Jr.                 $35,250               None                 None               $47,000

Clement C. Moore, II             $35,250               None                 None               $47,000

John J. Quindlen                 $36,000               None                 None               $48,000

Mark A. Sargent                  $37,125               None                 None               $49,500

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Fund, the Trust, and each investment adviser and sub-adviser to the Series of the Trust has adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Trust or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Series under certain circumstances.

Under the Joint Code of Ethics adopted by RSMC, the Trust and the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by CRM and Roxbury, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust and the Fund, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Fund's registration statement with the SEC.

PROXY VOTING. The Board of Trustees has adopted proxy voting procedures and delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Series to each investment adviser, subject to the Board's continuing oversight. For those Series which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. An investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

The investment advisers and the Board have identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Each of the investment adviser's proxy voting procedures address these considerations and establish a framework for an investment adviser's consideration of a vote that would be appropriate for a Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which an investment adviser or sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser or sub-adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 10, 2003, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Portfolio were as follows:

PREMIER MONEY MARKET PORTFOLIO (INSTITUTIONAL SHARES)

Kiewit Coal Properties, Inc.                                          14.77%
One Thousand Kiewit Plaza
Omaha, NE 68131

Southeast Corridor Cons.                                               7.70%
One Thousand Kiewit Plaza
Omaha, NE 68131

Kiewit Construction                                                   31.05%
One Thousand Kiewit Plaza
Omaha, NE 68131

Northwest Parkway Con.                                                 5.05%
Attn. Kevin Anderson
One Thousand Kiewit Plaza
Omaha, NE 68131

PRIME MONEY MARKET PORTFOLIO (INVESTOR SHARES)

Saxon & Co.                                                           75.75%
P.O. Box 7780-1888
Philadelphia, PA 19182


PRIME MONEY MARKET PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                                        69.54%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                              25.31%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

National Financial Services                                            5.05%
FBO our Customers
Attn Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

U.S. GOVERNMENT PORTFOLIO (INVESTOR SHARES)

Wilmington Trust Company                                              95.41%
Pondview Load Trust
FBO Chase Manhattan Bank
270 Park Avenue
New York, NY 10017

U.S. GOVERNMENT PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                                        87.76%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                              11.19%
Attn Cash Management
1100 North Market Street
Wilmington, DE 19890

TAX-EXEMPT PORTFOLIO (INVESTOR SHARES)

Saxon & Co.                                                           94.77%
P.O. Box 7780-1888
Philadelphia, PA 19182

TAX-EXEMPT PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                                        82.35%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                              16.26%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

SHORT/INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                               6.66%
FBO WTC Pension Fund
1100 N. Market Street
Wilmington, DE 19890

Wilmington Trust Company                                               6.00%
FBO University of Delaware
1100 N. Market Street
Wilmington, DE 19890

Northern Trust Company                                                 8.50%
FBO Continental Kiewit Inc. Pension Plan
P.O. Box 92956
Chicago, IL 60675

Kiewit Construction Group, Inc.                                       26.94%
One Thousand Kiewit Plaza
Omaha, NE 68131

SHORT/INTERMEDIATE BOND PORTFOLIO (INVESTOR SHARES)

Delaware Community Foundation                                        100.00%

100 West 10th Street, Suite 115
Wilmington, DE 19801

BROAD MARKET BOND PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                              19.41%
FBO WTC Pension Fund
1100 N. Market Street
Wilmington, DE 19899

Kiewit Construction Group, Inc.                                       22.27%
One Thousand Kiewit Plaza
Omaha, NE 68131

Delaware Charter Guarantee                                             9.77%
FBO Principal Financial Group
711 High Street
Des Moines, IA 50392

MUNICIPAL BOND PORTFOLIO (INSTITUTIONAL SHARES)

100 West 10th Street Corp.                                            16.06%
1100 North Market Street
Wilmington, DE 19890

National Financial Services Corp.                                      8.65%
For Attn: Rick Ricon
One World Financial Center, Church Street Station
P.O. Box 3908
New York, NY 10008-3908

SHORT-TERM INCOME PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Corporation                                          15.05%
c/o Joan Siegle
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                               6.04%
W/the Newark Insurance Company
P.O. Box 8882
Wilmington, DE 19899

LARGE CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

Northern Trust Company                                                34.39%
Trustee for Continental Kiewit Inc. Pension Plan
P.O. Box 92956
Chicago, IL 60675

State Street                                                          10.49%
FBO Decker Coal Company Pension Plan
200 Newport Ave
North Quincy, MA 02171

State Street                                                           7.62%
FBO Black Butte Comp. Pension Plan
200 Newport Ave
North Quincy, MA 02171

Wilmington Trust Company                                              18.23%
FBO WTC Pension Plan
1100 N. Market Street
Wilmington, DE 19890

State Street                                                           8.23%
FBO United Metro/San Xavier Pension Plan
200 Newport Ave.
North Quincy, MA 02171

LARGE CAP GROWTH PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                              20.36%
For Wilmington Trust Company Pension Trust
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

Wilmington Trust Company                                               8.61%
FBO University of Virginia
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee & FBO Principal                            25.67%
P.O. Box 8704
Wilmington, DE 19899

SMALL CAP GROWTH PORTFOLIO (INSTITUTIONAL SHARES)

Saxon & Co                                                            12.15%
FBO 35-35-400-3891345
P.O. Box 7780-1888
Philadelphia, PA 19182

John D Gray Trustee U/A Dated 9/25/2002                               11.05%
John D Gray Grantor Trust
6135 SW Riverpoint Lane
Portland, OR 97239

Wilmington Trust FSB                                                   5.28%
For the Anthony & Gay Browne Rev Trust
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

LARGE CAP VALUE PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                              22.24%
For Wilmington Trust Company Pension Trust

P.O Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee                                            31.12%
FBO Principal Financial Group
711 High Street
Des Moines, IA 50392

SMALL CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                              16.76%
FBO WTC Pension Fund
P.O. Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee                                            22.94%
FBO Principal Financial Group
711 High Street
Des Moines, IA 50392

                     INVESTMENT ADVISORY AND OTHER SERVICES

                      RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Large Cap Core, Small Cap Core, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Prime Money Market, Premier Money Market, U.S. Government, Tax-Exempt, and WT Balanced Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, wholly owned subsidiaries of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, and Balentine and Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Under an Investment Advisory Agreement dated May 9, 2001, the Large Cap Core Series pays a monthly fee to RSMC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays RSMC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. Each of the Short/Intermediate Bond, Broad Market Bond, Municipal Bond and Short-Term Income Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. Each of the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Balanced Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Premier

Money Market Series pays a monthly fee to RSMC at the annual rate of 0.20% of its average daily net assets.

For its services as investment adviser, RSMC received the following fees:

                                            12 MONTHS ENDED        12 MONTHS ENDED        12 MONTHS ENDED
                                                6/30/03                6/30/02                6/30/01
                                            ---------------        ---------------        ---------------
Premier Money Market Series                 $    1,323,465          $  1,270,445           $  1,202,341
Prime Money Market Series                   $   10,780,391          $ 11,213,385           $ 10,433,544
U.S. Government Series                      $    5,051,852          $  5,090,402           $  4,519,119
Tax-Exempt Series                           $    2,734,988          $  2,737,675           $  2,394,803
Short/Intermediate Bond Series              $      616,739          $    577,725           $     72,564(1)
Large Cap Core Series                       $      448,592          $    698,806           $    111,101(1)
Broad Market Bond Series                    $      418,055          $    419,753           $     55,847(1)
Municipal Bond Series                       $      134,747          $     94,309           $     11,289(1)
Short-Term Income Series                               N/A                   N/A                    N/A
Small Cap Core Series                       $      461,397          $    770,570           $    112,621(1)

(1) For the period May 9, 2001 through June 30, 2001.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed the following amounts with respect to the following portfolios:

             PORTFOLIO/CLASS                                                EXPENSE CAP
             ---------------                                                -----------
Wilmington Premier Money Market Portfolio
         Institutional                                                         0.20%
         Service                                                               0.45%
Wilmington Large Cap Core Portfolio
         Institutional                                                         0.80%
         Investor                                                              1.05%
Balentine Premier Money Market Portfolio
         Service                                                               0.93%
Wilmington Municipal Bond Portfolio
         Institutional                                                         0.75%
         Investor                                                              1.00%
Wilmington Short-Term Income Portfolio
         Institutional                                                         0.65%
         Investor                                                              0.90%

These waivers will remain in place until November 1, 2005, except for the Wilmington Short-Term Income Portfolio's waiver, which will remain in place until July 1, 2006. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Portfolio or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts:

                                            12 MONTHS ENDED       12 MONTHS ENDED        12 MONTHS ENDED
                                                6/30/03               6/30/02                6/30/01
                                                -------               -------                -------
Premier Money Market Series                   $ 354,155              $374,950              $  342,356
  Wilmington Premier Money Market             $ 254,514              $235,112              $  132,113
  Portfolio
Large Cap Core Series                         $  46,668              $ 41,238              $    3,822(1)
  Wilmington Large Cap Core                   $ 150,766              $157,395              $   10,194(1)
  Portfolio
Municipal Bond Series                         $       0              $      0              $    9,088(1)
  Wilmington Municipal Bond                   $  51,519              $ 49,087              $   15,366(1)
  Portfolio

(1) For the period May 9, 2001 through June 30, 2001.

Prior to May 9, 2001, Wilmington Trust served as the investment adviser to the Short/Intermediate Bond Series, the Broad Market Bond Series, the Municipal Bond Series, the Large Cap Core Series and the Small Cap Core Series. For Wilmington Trust's services as investment adviser to each Series, Wilmington Trust received the following fees:

                                               6/30/00 TO
                                                 5/9/01
                                               ----------
Short/Intermediate Bond Series                  $432,655
Large Cap Core Series                           $694,972
Broad Market Bond Series                        $281,121
Municipal Bond Series                           $ 53,999
Small Cap Core Series                           $549,354

For its services as investment adviser, Wilmington Trust waived the following fees:

                                            12 MONTHS ENDED
                                                6/30/01
                                            ---------------
Short/Intermediate Bond Series                  $ 84,213
Large Cap Core Series                           $195,843
Broad Market Bond Series                        $108,377
Municipal Bond Series                           $ 39,851
Small Cap Core Series                           $ 72,629

                          CRAMER ROSENTHAL MCGLYNN, LLC

CRM is located at 707 Westchester Avenue, White Plains, New York 10604, and serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Value Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 29 years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM.

Under the Investment Advisory Agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the past three fiscal years, CRM received the following fees:

                                  12 MONTHS ENDED        12 MONTHS ENDED        12 MONTHS ENDED
                                      6/30/03                6/30/02                6/30/01
                                      -------                -------                -------
Large Cap Value Series               $  260,508             $  425,733             $  449,744
Mid Cap Value Series                 $1,015,210             $  629,680             $  242,848
Small Cap Value Series               $2,457,745             $2,579,092             $1,635,197

Prior to April 2, 2001, CRM agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 1.25% of average daily net assets for the Mid Cap Value Series, and Small Cap Value Series, and 1.00% of average daily net assets for the Large Cap Value Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

                           ROXBURY CAPITAL MANAGEMENT

Roxbury, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the WT Large Cap Growth Series, Mid Cap Growth Series and the Small Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts. Wilmington Trust Corporation has controlling interest in Roxbury.

Under the Investment Advisory Agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets. The Small Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% for the Series' next billion of average daily net assets; and 0.90% of the Series' average daily net assets over $2 billion. The Mid Cap Series pays a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.75% with respect to the Institutional Shares of the Wilmington Small Cap Growth Portfolio, 2.00% with respect to the Investor Shares of the Wilmington Small Cap Growth Portfolio 1.80% with respect to the Investor Shares Wilmington Mid Cap Growth Portfolio. Unless the Board of Trustees approves its earlier termination, the undertaking with respect to the Wilmington Small Cap Portfolio will remain in place until January 1, 2006 and the undertaking with respect to the Wilmington Mid Cap Growth Portfolio.

For the past three fiscal years, Roxbury received the following fees:

-------------------------------------------------------------------------------------------------------------
                                          12 MONTHS ENDED          12 MONTHS ENDED        12 MONTHS ENDED
                                              6/30/03                  6/30/02                6/30/01
-------------------------------------------------------------------------------------------------------------
WT Large Cap Growth Series                    $314,850                $628,823              $1,196,668
-------------------------------------------------------------------------------------------------------------
Mid Cap Series                                $  3,641                $  1,636              $      263
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Series                       $ 13,345                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------

For its services as investment adviser, Roxbury waived and reimbursed the following fees:

-------------------------------------------------------------------------------------------------------------
                                          12 MONTHS ENDED          12 MONTHS ENDED        12 MONTHS ENDED
                                              6/30/03                  6/30/02                6/30/01
-------------------------------------------------------------------------------------------------------------
Mid Cap Series                                $24,512                 $20,071                 $16,513
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Series                       $ 19134                   N/A                     N/A
-------------------------------------------------------------------------------------------------------------
   Wilmington Small Cap Growth                $52,608                   N/A                     N/A
   Portfolio
-------------------------------------------------------------------------------------------------------------

Prior to April 2, 2001, Roxbury agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 1.00% of average daily net assets for the WT Large Cap Growth Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

ADVISORY SERVICES. Under the terms of each Investment Advisory Agreement, each investment adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Series. The Trust and/or each investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreements provide that each investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Portfolio relating to research, statistical and investment activities are paid by the investment adviser.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, RSMC, an affiliate of the Trust, performs certain administrative services for the Fund. For its services, the Fund pays RSMC a fee of .09% of the Portfolios' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Portfolios' average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. ("PFPC") to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the investment advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios and the Series. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolio. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Fund.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Fund and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor Shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor Shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional Shares.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan which became effective on November 1, 1999 regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor Shares of each of the Money Market Portfolio's average net assets to reimburse the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Portfolios and for other distribution expenses.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor Shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment advisers place all portfolio transactions on behalf of each Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each of the Series for the last three fiscal years ended June 30, 2003 are as follows:

                                           12 MONTHS ENDED        12 MONTHS ENDED       12 MONTHS ENDED
                                               6/30/03                6/30/02               6/30/01
                                               -------                -------               -------
Large Cap Growth Series                       $  107,660            $  214,073              $264,249
Large Cap Core Series                         $  158,900            $  199,976              $174,835
Small Cap Core Series                         $  360,758            $  207,130              $126,029
Large Cap Value Series                        $  198,522            $  280,192              $271,295
Mid Cap Value Series                          $  914,855            $  678,656              $244,108
Small Cap Value Series                        $1,638,916            $1,157,309              $682,244
Small Cap Growth                              $   32,811                   N/A                   N/A

The variation in brokerage commissions paid by Large Cap Core Series for the last three fiscal years was due to the Series' investment adviser disposing of and acquiring a number of securities in an effort to more closely track the holdings and performance of the Series' benchmark.

[The variation in brokerage commissions paid by the Mid Cap Value Series and Small Cap Value Series for the fiscal year ended June 30, 2003, as compared to the prior fiscal year, was due to a significant fluctuation of asset levels and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.]

BROKERAGE SELECTION. The primary objective of the investment advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the investment advisers. Section 28(e) of the Securities Exchange Act of 1934 provides that the investment advisers and sub-advisers, under certain circumstances, lawfully may cause an account to a higher commission than the lowest available. Under Section 28(e), the investment advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement an investment adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser's personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment advisers and sub-advisers since the broker-dealers used by the investment advisers and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment advisers and sub-advisers with a diverse perspective on financial markets. Research services provided to an investment adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by their respective affiliates. The investment advisers and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. Portfolio transactions, however, will not be directed by the Series to dealers solely on the basis of research services provided.

During the fiscal year ended June 30, 2003, each Series directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

                                                     12 MONTHS ENDED 6/30/03
                                          COMMISSIONS PAID            TRANSACTIONS DIRECTED
                                          ----------------            ---------------------
Large Cap Growth Series                        $ 19,044                        $0
Large Cap Value Series                         $ 27,066                        $0
Mid Cap Value Series                           $ 84,343                        $0
Small Cap Value Series                         $101,583                        $0
Small Cap Growth Series                        $ 12,777                        $0

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of the investment advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment advisers and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues three separate classes of shares. Each Portfolio offers Institutional and Investor Shares, except (1) the Premier Money Market Portfolio which issues Institutional and Service Shares only (2) the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio which issue Investor and Service Shares only and (3) the Balanced Portfolio which issues Institutional, Investor and Service Shares. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class take separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Portfolio shares.

Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolios, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Portfolios." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The net asset value per share is determined as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern time for the Premier Money Market, Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange and PFPC are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, if any, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends, if any, from the Equity Portfolios' net investment income and distributions, if any, of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers are declared and paid annually.

Dividends, if any, from the Balanced Portfolio's net investment income dividends are declared and paid quarterly. Dividends, if any, from the Balanced Portfolio's capital gains are declared and paid annually. A dividend or distribution paid by a Portfolio which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain) and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Portfolio's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO, BROAD MARKET BOND AND SHORT-TERM INCOME
PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Small Cap Growth and Mid Cap Growth Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Small Cap Growth and Mid Cap Growth Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Small Cap Growth and Mid Cap Growth Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation
- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the Small Cap Growth and Mid Cap Growth Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Small Cap Growth and Mid Cap Growth Portfolios may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolios also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolios for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (E.G. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and

"short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIOS:

         A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

             The yield for the 7-day period ended June 30, 2003 was:

----------------------------------------------------------------
Prime Money Market Portfolio          Investor Shares       0.45%
----------------------------------------------------------------
Premier Money Market Portfolio        Institutional Shares  0.98%
----------------------------------------------------------------
U.S. Government Portfolio             Investor Shares       0.57%
----------------------------------------------------------------
Tax-Exempt Portfolio                  Investor Shares       0.24%
----------------------------------------------------------------

         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base Period Return + 1) (365/7)] - 1.

             The effective yield for the 7-day period ended June 30, 2003 was:

----------------------------------------------------------------------
Prime Money Market Portfolio          Investor Shares            0.45%
----------------------------------------------------------------------
Premier Money Market Portfolio        Institutional Shares       0.98%
----------------------------------------------------------------------
U.S. Government Portfolio             Investor Shares            0.57%
----------------------------------------------------------------------
Tax-Exempt Portfolio                  Investor Shares            0.24%
----------------------------------------------------------------------

         C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

The tax-equivalent yield for the 7-day period ended June 30, 2003 was:

Tax-Exempt Portfolio                  Investor Shares                   0.37%

         D. TAX-EQUIVALENT EFFECTIVE YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate for a specified 7 calendar days assuming reinvestment of income or compounding. Tax-equivalent effective yield will be calculated by dividing that portion of the Portfolio's effective yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Portfolio's effective yield that is not tax-exempt.

The tax-equivalent effective yield for the 7-day period ended June 30, 2003 was:

Tax-Exempt Portfolio                  Investor Shares                 0.37%

The following table, which is based upon federal income tax rates in effect on the date of this SAI, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

         E.       TAX-EQUIVALENT YIELD TABLE

Federal Marginal
Income Tax Bracket                    Tax-Equivalent Yields Based on Tax-Exempt Yields of:
------------------                    ----------------------------------------------------
                          2%           3%          4%          5%         6%           7%           8%
                         ---          ---          ---        ---         ---         ----         ----
       25%               2.8          4.2          5.6        6.9         8.3          9.7         11.1
       28%               2.9          4.3          5.8        7.2         8.7         10.1         11.6
       33%               3.1          4.7          6.3        7.8         9.4         10.9         12.5
       35%               3.3          5.0          6.6        8.3         9.9         11.6         13.2

ALL PORTFOLIOS:

         A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the one, five and ten year periods (or for periods of the Portfolio's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

               T = (ERV/P)1/(n - 1)
        Where: P                  =   a hypothetical initial investment of
                                      $1,000
               T                  =   average annual total return
               n                  =   number of years
        ERV                       =   ending redeemable value: ERV is the
                                      value, at the end of the applicable
                                      period, of a hypothetical $1,000
                                      investment made at the beginning of the
                                      applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

         B. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                 P(1+T)(n) = ATV(D)
                 Where:
                 P = a hypothetical initial payment of $1,000.
                 T = average annual total return (after taxes on distributions). n = number of years.
                 ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Portfolio assumes that the redemption has no tax consequences. The Portfolio calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Portfolio on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Portfolio calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Portfolio has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

         C. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1 + T)(n) = ATV(DR)
                  Where:
                  P = a hypothetical initial payment of $1,000.
                  T = average annual total return (after taxes on distributions and redemption).
                  n = number of years.
                  ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Portfolio calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Portfolio calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Portfolio separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Portfolio includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Portfolio does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Portfolio calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Portfolio assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

         D.       AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2003

BEFORE TAXES                                              1 YEAR          5 YEARS         10 YEARS      SINCE INCEPTION
------------                                              ------          -------         --------      ---------------
Prime Money Market
  Investor Shares                                          1.07%           3.84%           4.30%              --
  Service Shares                                           0.87%            N/A             N/A              1.70%
Premier Money Market
  Institutional Shares                                     1.37%           4.14%            N/A              4.75%
U.S. Government
  Investor Shares                                          0.95%           3.68%           4.18%              --
  Service Shares                                           0.75%            N/A             N/A              1.55%
Tax-Exempt
  Investor Shares                                          0.73%           2.27%           2.59%              --
  Service Shares                                           0.52%            N/A             N/A              1.00%
Short/Intermediate Bond
  Institutional Shares                                    10.70%           7.11%           6.43%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Broad Market Bond
  Institutional Shares                                    12.77%           7.28%           6.72%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Municipal Bond
  Institutional Shares                                     6.75%           5.22%            N/A              5.10%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Growth
  Institutional Shares                                     0.35%          (7.80)%          5.37%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Growth
  Institutional Shares                                      N/A             N/A             N/A             27.60%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Core
  Institutional Shares                                    (2.86)%         (4.62)%           N/A              6.56%
  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Core
  Institutional Shares                                    (6.12)%         (0.51)%           N/A              5.40%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Value
  Institutional Shares                                     0.92%          (2.27)%          7.04%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Mid Cap Value(1)
  Institutional Shares                                    (0.78)%          12.70%           N/A             13.43%
  Investor Shares                                         (1.07)%           N/A             N/A             10.53%
  Retail Shares                                             N/A             N/A             N/A             10.47%
Small Cap Value (1)
  Institutional Shares                                    (1.98)%           5.95%           N/A              7.55%
  Investor Shares                                         (2.26)%           5.69%           N/A             13.17%

AFTER TAXES ON DISTRIBUTIONS                               1 YEAR          5 YEARS        10 YEARS      SINCE INCEPTION
----------------------------                               ------          -------        --------      ---------------
Prime Money Market
  Investor Shares                                          0.66%            2.31%          2.58%              --
  Service Shares                                           0.53%             N/A            N/A              1.04%
Premier Money Market
  Institutional Shares                                     0.84%            2.49%           N/A              2.85%

U.S. Government
  Investor Shares                                          0.58%            2.21%          2.51%              --
  Service Shares                                           0.46%             N/A            N/A              0.95%
Tax-Exempt
  Investor Shares                                          0.73%            2.27%          2.59%              --
  Service Shares                                           0.52%             N/A            N/A              1.00%
Short/Intermediate Bond
  Institutional Shares                                     8.73%            4.85%          4.06%              --
  Investor Shares                                           N/A              N/A            N/A               N/A
Broad Market Bond
  Institutional Shares                                    10.76%            4.92%          5.54%              --
  Investor Shares                                           N/A              N/A            N/A               N/A
Municipal Bond
  Institutional Shares                                     6.69%            5.15%           N/A              5.07%
  Investor Shares                                           N/A              N/A            N/A               N/A
Large Cap Growth
  Institutional Shares                                     0.35%           (9.91)%         2.78%              --
  Investor Shares                                           N/A              N/A            N/A               N/A
Small Cap Growth
  Institutional Shares                                      N/A              N/A            N/A             27.60%
  Investor Shares                                           N/A              N/A            N/A               N/A
Large Cap Core
  Institutional Shares                                    (3.24)%          (5.23)%          N/A              5.19%
  Investor Shares                                           N/A              N/A            N/A               N/A
Small Cap Core
  Institutional Shares                                    (6.12)%          (1.07)%          N/A              4.92%
  Investor Shares                                           N/A              N/A            N/A               N/A
Large Cap Value
  Institutional Shares                                     0.53%           (2.89)%         6.70%              --
  Investor Shares                                          0.49%             N/A            N/A             (0.64)%
Mid Cap Value (1)
  Institutional Shares                                    (0.88)%          11.72%           N/A             12.52%
  Investor Shares                                         (1.17)%            N/A            N/A              8.96%
  Retail Shares                                             N/A              N/A            N/A             10.35%
Small Cap Value (1)
  Institutional Shares                                    (2.82)%           5.01%           N/A              6.67%
  Investor Shares                                         (3.11)%           4.73%           N/A              2.11%

AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS              1 YEAR          5 YEARS         10 YEARS      SINCE INCEPTION
---------------------------------------------             ------          -------         --------      ---------------
Prime Money Market
  Investor Shares                                          0.66%           2.31%           2.58%              --
  Service Shares                                           0.53%            N/A             N/A              1.04%
Premier Money Market
  Institutional Shares                                     0.84%           2.49%            N/A              2.85%
U.S. Government
  Investor Shares                                          0.58%           2.21%           2.51%              --
  Service Shares                                           0.46%            N/A             N/A              0.95%
Tax-Exempt
  Investor Shares                                          0.73%           2.27%           2.59%              --
  Service Shares                                           0.52%            N/A             N/A              1.00%
Short/Intermediate Bond
  Institutional Shares                                     6.55%           4.57%           3.95%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Broad Market Bond
  Institutional Shares                                     7.85%           4.65%           4.97%              --

  Investor Shares                                           N/A             N/A             N/A               N/A
Municipal Bond
  Institutional Shares                                     5.47%           4.99%            N/A              4.94%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Growth
  Institutional Shares                                     0.21%          (5.04)%          4.68%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Growth
  Institutional Shares                                      N/A             N/A             N/A             16.95%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Core
  Institutional Shares                                    (1.74)%         (3.67)%           N/A              5.31%
  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Core
  Institutional Shares                                    (3.76)%         (0.39)%           N/A              4.44%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Value
  Institutional Shares                                     0.56%          (2.03)%          5.79%              --
  Investor Shares                                          0.32%            N/A             N/A              0.44%
Mid Cap Value (1)
  Institutional Shares                                    (0.41)%         10.06%            N/A             10.78%
  Investor Shares                                         (0.58)%           N/A             N/A              7.78%
  Retail Shares                                             N/A             N/A             N/A              6.51%
Small Cap Value (1)
  Institutional Shares                                    (0.85)%          4.49%            N/A              5.87%
  Investor Shares                                         (1.02)%          4.27%%           N/A             10.80%

(1) The Mid Cap Value and Small Cap Value Portfolios show the performance of the CRM Mid Cap Value and the Small Cap Value Funds.

YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)6-1]

                  where:

        a =           dividends and interest earned during the period;
        b =           expenses accrued for the period (net   of
                      reimbursements);
        c =           the average daily number of shares outstanding
                      during the period that were entitled to receive dividends; and
        d =           the maximum offering price per share on the last day
                      of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii)
multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Large Cap Growth, Large Cap Core, Small Cap Core and Large Cap Value, including each of their corresponding Series for the fiscal year ended June 30, 2003, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young, LLP thereon. The Annual Reports are incorporated herein by reference.

The Wilmington Balanced, Mid Cap Value, Small Cap Value and Mid Cap Growth Portfolios have not yet commenced operations and therefore, have no financial statements to report. Each of the Wilmington Short-Term Income Portfolio and Small Cap Growth Portfolio was first offered on July 1, 2003, and therefore had no financial statements to present as of June 30, 2003.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding Series, the investment adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Series will use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

                  (2) no Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

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                  (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

                  (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

                  (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option;
                  (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
                  (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

                  (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

                  (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion.

This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

                  (1) Each Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

                  (2) No Series will write` options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter int offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

                  (1) Successful use by a Series of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

                  (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

                  (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

                  (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

                  (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

                  (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Short-Term Income Series' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Income Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Short-Term Income Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Short-Term Income Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Income Series may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Income Series or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Short-Term Income Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Short-Term Income Series will not enter into an options, futures or forward currency contract transaction that exposes the Short-Term Income Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Short-Term Income Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Income Series will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Income Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. The Short-Term Income Series may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Income Series and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Income Series with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Short-Term Income Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Income Series anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Income Series is contractually obligated to make or receive. If the counter party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Series' investment objective will depend on the Investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Series will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Series will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Series' repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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APPENDIX B

DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an investment adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:       Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:     Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:      Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

   -     Leading market positions in well-established industries.

   -     High rates of return on funds employed.

   - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:     Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB:      Bonds rated BB is less vulnerable in the near term than other lower rated obligators. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions, which could lead to the obligator's inadequate capacity to meet its financial commitments. B An obligor rated "B" is more vulnerable than the obligators rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA -    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ -   Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -    Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB       Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade

                                 WT MUTUAL FUND

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                        WILMINGTON REAL ESTATE PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Strategic Allocation Funds' current prospectus, as amended from time to time. A copy of the prospectus may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Audited financial statements for the Wilmington International Multi-Manager Portfolio and the Series in which it invests for the fiscal year ended June 30, 2003, included in its Annual Report to shareholders, is incorporated into this SAI by reference.

The Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund and Real Estate Portfolio commenced operations on July 1, 2003 and, therefore, do not have audited financial statements.

TABLE OF CONTENTS

GENERAL INFORMATION..........................................................................       1
INVESTMENT POLICIES..........................................................................       1
INVESTMENT LIMITATIONS.......................................................................       7
TRUSTEES AND OFFICERS........................................................................      10
CODE OF ETHICS...............................................................................      18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................      19
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................      19
SUB-ADVISORY SERVICES........................................................................      21
ADMINISTRATION AND ACCOUNTING SERVICES.......................................................      22
ADDITIONAL SERVICE PROVIDERS.................................................................      23
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN...................................................      23
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................................      24
CAPITAL STOCK AND OTHER SECURITIES...........................................................      25
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................................      26
DIVIDENDS....................................................................................      28
TAXATION OF THE FUNDS........................................................................      28
CALCULATION OF PERFORMANCE INFORMATION.......................................................      32
FINANCIAL STATEMENTS.........................................................................      36
APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......................     A-1
APPENDIX B -- DESCRIPTION OF RATINGS ........................................................     B-1

                               GENERAL INFORMATION

WT Mutual Fund ("WT Fund") was organized as a Delaware business trust on June 1, 1994. The name of WT Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

WT Fund has established the following Funds described in this SAI: the Wilmington Large Cap Strategic Allocation Fund, the Wilmington Mid Cap Strategic Allocation Fund, the Wilmington Small Cap Strategic Allocation Fund (collectively, the "Strategic Funds"), the Wilmington International Multi-Manager Portfolio and the Wilmington Real Estate Portfolio (each a "Portfolio" and with the Strategic Funds, the "Funds"). Each of these Funds issues Institutional, Investor and Service Shares, except for the International Multi-Manger Portfolio and the Real Estate Portfolio, which issue Institutional and Investor Shares. Each Fund is a diversified, open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Funds through their investment in underlying series, which are series of WT Investment Trust I (the "Trust"). The "Underlying Series" are: (i) the Large Cap Quantitative Series and the Large Cap Multi-Manager Series for the Large Cap Strategic Allocation Fund; (ii) the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series for the Wilmington Mid Cap Strategic Allocation Fund; (iii) Small Cap Quantitative Series and the Small Cap Multi-Manager Series for the Wilmington Small Cap Strategic Allocation Fund; the International Multi-Manager Series for the Wilmington International Multi-Manager Portfolio; and (v) the Real Estate Series for the Wilmington Real Estate Portfolio.

The investment objective of each Strategic Fund and Underlying Series is to achieve long-term capital appreciation.

The Wilmington Large Cap Strategic Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Large Cap Quantitative Series and Large Cap Multi-Manager Series.

The Wilmington Mid Cap Strategic Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Mid Cap Quantitative Series and Mid Cap Multi-Manager Series.

The Wilmington Small Cap Strategic Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Small Cap Quantitative Series and Small Cap Multi-Manager Series.

Each Strategic Fund invests all of its assets in the Underlying Series in accordance with weightings determined by the Fund's investment adviser. Each of the Underlying Series invests directly in equity securities in accordance with its investment polices and strategies. Currently, the Funds invests in the shares of the Underlying Series of WT Investment Trust I; however, at any time, the Fund's investment adviser, Rodney Square Management Corporation ("RSMC"), may add or substitute Underlying Series in which a Strategic Fund may invest.

The foregoing investment objectives and policies may be changed upon 60 days' written notice to shareholders.

The investment objective for the Wilmington International Multi-Manager Portfolio is to seek superior long-term capital appreciation. The Wilmington International Multi-Manager Portfolio seeks to achieve its investment objective by investing at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers. The Wilmington International Multi-Manger Portfolio's investment objective may not be changed without shareholder approval.

The investment objective of the Wilmington Real Estate Portfolio is to achieve long-term growth of capital and high current income. The Wilmington Real Estate Portfolio's investment objective is considered a fundamental policy and may not be changed without shareholder approval. The Wilmington Real Estate Portfolio seeks its investment objective by investing all of its assets in the Real Estate Series. Under normal market conditions, the Real Estate Series will invest at least 80% of its net assets in securities of real estate and real estate-related companies. The foregoing policy is not considered a fundamental policy and may be changed upon 60 days' notice to shareholders.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The International Multi-Manager and Real Estate Portfolios may invest in ADRs and EDRs. ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. Each Fund may invest in cash or cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in a Fund. Each Strategic Fund will, under normal market conditions invest no more than 20% of its total assets in cash and cash equivalents; the International Multi-Manager Portfolios each will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents. Certain of these money market instruments are described below.

     - MONEY MARKET FUNDS. The International Multi-Manager and Real Estate Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities.")

     - U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally backs payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

     - COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser or sub-adviser to be of comparable quality.

     - BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

         Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

         - BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

         - CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

         - TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable. These limitations currently provide, in part, that the Underlying Series may not purchase shares of an investment company if (a) such a purchase would cause the Underlying Series to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Underlying Series to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Underlying Series' total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including iShares, registered investment companies are permitted to invest in iShares beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the iShares Funds. It is contemplated that the Strategic Funds will enter into such an agreement.

As a shareholder in another investment company, the Underlying Series would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. A Fund's investment of its assets in its corresponding Underlying Series is excepted from these limitations

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Underlying Series may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as Moody's or S&P, or if unrated, are determined by the investment adviser or a sub-adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to an Underlying Series' purchase of the security, the investment adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of a Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's adviser or sub-adviser to the Board of Trustees.

MORTGAGE-BACKED SECURITIES. The Real Estate Portfolio may invest in Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real estate property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Estate Portfolio may pledge no more than 10% of its total assets as collateral for short sales against the box.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each of the Strategic Funds may purchase call options on securities that the investment adviser or sub-adviser intends to include in an Underlying Series in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Underlying Series may purchase put options to hedge against a decline in the market value of securities held in the Underlying Series or in an attempt to enhance return. The Underlying Series may write (sell) put and covered call options on securities in which they are authorized to invest. The Underlying Series may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of an Underlying Series that are invested in equity (or related) securities, the Strategic Funds may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REAL ESTATE COMPANIES. The Real Estate Portfolio will under normal market conditions invest at least 80% of its total assets securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. As part of this policy, the Portfolio may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. Substantially all of the equity securities of Real Estate Companies in which the Portfolio intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Portfolio may invest up to 20% of its total assets in U.S. Government obligations and other debt securities, including convertible debt securities, issued by Real Estate Companies.

REITS. The Real Estate Portfolio may invest all of its assets in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.

Hybrid REITs combine the characteristics of both equity REITs and mortgage
REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Estate Portfolio may invest in both publicly and privately traded REITs.

FOREIGN SECURITIES. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. The International Multi-Manager Portfolio invests primarily in foreign securities; the Real Estate Portfolio may invest up to 25% of its assets in foreign securities.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for an Underlying Series exceeds one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. The Wilmington International Multi-Manager Portfolio turnover rates for the twelve month periods ended June 30, 2003 and June 30, 2002 were 148% and 91%, respectively.

Significant variation in the turnover rates of the Wilmington International Multi-Manager Portfolio due to manager changes through certain corporate transactions and through voluntary searches.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds and their corresponding Underlying Series have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's or an Underlying Series' assets or redemptions of shares will not be considered a violation of a limitation.

Except as otherwise provided, the Funds and their corresponding Underlying Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

The International Multi-Manager Portfolio and the Real Estate Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Estate Portfolio, this limitation does not apply to municipal securities. However, the Real Estate Portfolio may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies. For purposes of the Real Estate Portfolio's policy, real estate and real estate related companies consist of companies (i) that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

3. borrow money, provided that the Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that the Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Estate Portfolio, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Estate Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

7. purchase or sell physical commodities, provided that Portfolios each may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.       issue senior securities, except to the extent permitted by the 1940
         Act.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to each Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.       make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. with respect to the Real Estate Portfolio only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Estate Portfolio may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Strategic Fund and its Underlying Series unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Strategic Fund and Underlying Series will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Underlying Series' total assets would be invested in the securities of such issuer, or the Underlying Series would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Underlying Series may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations. (This restriction only applies the Strategic Funds' Underlying Series);

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry except that each Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to a

         Fund's investments in the mutual fund industry by virtue of its investments in the Underlying Series. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

3. borrow money, provided that each Fund or Underlying Series may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Strategic Fund's assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by the Underlying Series are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Strategic Fund or an Underlying Series may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Underlying Series may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Underlying Series may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Strategic Funds and Underlying Series may borrow money subject to its investment limitation on borrowing and insofar as a Strategic Fund or Underlying Series may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Strategic Fund or Underlying Series. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by an and collateral arrangements with respect to margin for future contracts by an Underlying Series are not deemed to be pledges or hypothecations);

10.      make short sales of securities except short sales against the box;

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Underlying Series may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets

When engaging in options, futures and forward currency contract strategies, an Underlying Series will either: (1) earmark or set aside cash or liquid securities in a segregated account with WT Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

Notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in one or more registered investment companies such as Underlying Series and other Series of the Trust.

Notwithstanding the foregoing investment restrictions, the Underlying Series in which the Strategic Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above.

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of WT Fund. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Trust"). Each person listed under "Interested Trustees" below is an "interested person" of each of the Funds' or their Underlying Series' investment adviser, WT Fund or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' or Underlying Series' investment adviser, WT Fund or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "WT Fund Complex" refers to WT Fund and the Trust, collectively. The address of each Trustee as it relates to WT Fund's business is 1100 North Market Street, Wilmington, DE 19890.

INTERESTED TRUSTEES

                                                                                            NUMBER OF
                                                                          PRINCIPAL        FUNDS IN WT
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX         OTHER
                               HELD WITH WT       LENGTH OF TIME         DURING PAST       OVERSEEN BY     DIRECTORSHIPS
NAME AND DATE OF BIRTH             FUND              SERVED              FIVE YEARS          TRUSTEE      HELD BY TRUSTEE
----------------------         ------------     ------------------      ------------      ------------    ---------------
ROBERT J. CHRISTIAN(1)          Trustee,         Shall serve until    Chief Investment          57         RSMC
Date of Birth: 2/49             President,       death, resignation   Officer of                           (registered
                                Chief            or removal.          Wilmington Trust                     investment
                                Executive        Trustee, President   Company since                        adviser);
                                Officer and      and Chairman of      February 1996.                       Wilmington Low
                                Chairman of      the Board since                                           Volatility Fund
                                the Board        October 1998.                                             of Funds
                                                                                                           (closed-end
                                                                                                           registered
                                                                                                           investment
                                                                                                           company)

WILLIAM P. RICHARDS, JR. (2)    Trustee          Shall serve until    Managing Director         57         None
Date of Birth: 11/36                             death, resignation   and Senior
                                                 or removal.          Portfolio Manager,
                                                 Trustee since        Roxbury Capital
                                                 October 1999.        Management LLC
                                                                      since 1998.

1. Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to WT Fund and the Trust.

2. Mr. Richards is an "Interested Trustee" by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                                                                         PRINCIPAL          FUNDS IN WT
                             POSITION(S)     TERM OF OFFICE AND        OCCUPATION(S)       FUND COMPLEX           OTHER
                            HELD WITH WT       LENGTH OF TIME           DURING PAST         OVERSEEN BY       DIRECTORSHIPS
NAME AND DATE OF BIRTH          FUND               SERVED                FIVE YEARS           TRUSTEE        HELD BY TRUSTEE
----------------------      ------------     ------------------        -------------       -------------     ---------------
ROBERT ARNOLD                 Trustee        Shall serve until      Founder and                 57           N/A
Date of Birth: 3/44                          death, resignation     co-manages, R. H.
                                             or removal.            Arnold & Co., Inc.
                                             Trustee since May      (investment banking
                                             1997.                  company) since 1989.

ERIC BRUCKER                  Trustee        Shall serve until      Dean, School of             57           Wilmington Low
Date of Birth: 12/41                         death, resignation     Business                                 Volatility Fund
                                             or removal.            Administration of                        of Funds
                                             Trustee since          Widener University                       (closed-end
                                             October 1999.          since July 2001.                         registered
                                                                    Prior to that,                           investment
                                                                    Dean, College of                         company)
                                                                    Business, Public
                                                                    Policy and Health
                                                                    at the University
                                                                    of Maine from
                                                                    September 1998 to
                                                                    June 2001.

INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                                                                         PRINCIPAL          FUNDS IN WT
                             POSITION(S)     TERM OF OFFICE AND        OCCUPATION(S)       FUND COMPLEX           OTHER
                            HELD WITH WT       LENGTH OF TIME           DURING PAST         OVERSEEN BY       DIRECTORSHIPS
NAME AND DATE OF BIRTH          FUND               SERVED                FIVE YEARS           TRUSTEE        HELD BY TRUSTEE
----------------------      ------------     -------------------       -------------       ------------      ---------------
NICHOLAS GIORDANO             Trustee        Shall serve until      Consultant,                 57           Kalmar Pooled
Date of Birth: 3/43                          death, resignation     financial services                       Investment
                                             or removal.            organizations from                       Trust;
                                             Trustee since          1997 to present;                         Independence
                                             October 1998.          Interim President,                       Blue Cross;
                                                                    LaSalle University                       Fotoball,
                                                                    from 1998 to 1999.                       U.S.A.
                                                                                                             (sporting and
                                                                                                             athletics
                                                                                                             goods
                                                                                                             manufacturer);
                                                                                                             DaisyTek
                                                                                                             International
                                                                                                             (wholesale
                                                                                                             paper and
                                                                                                             paper
                                                                                                             products); and
                                                                                                             Selas
                                                                                                             Corporation of
                                                                                                             America
                                                                                                             (industrial
                                                                                                             furnaces and
                                                                                                             ovens).
                                                                                                             Wilmington Low
                                                                                                             Volatility
                                                                                                             Fund of Funds
                                                                                                             (closed-end
                                                                                                             registered
                                                                                                             investment
                                                                                                             company)

LOUIS KLEIN JR.               Trustee        Shall serve until      Self-employed               57           Manville
Date of Birth: 5/35                          death, resignation     financial                                Personal Injury
                                             or removal.            consultant since                         Settlement
                                             Trustee since          1991.                                    Trust and WHX
                                             October 1999.                                                   Corporation
                                                                                                             (industrial
                                                                                                             manufacturer).

CLEMENT C. MOORE, II          Trustee        Shall serve until      Managing Partner,           57           N/A
Date of Birth: 9/44                          death, resignation     Mariemont Holdings,
                                             or removal.            LLC, (real estate
                                             Trustee since          holding and
                                             October 1999.          development
                                                                    company) since 1980.

INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                                                                         PRINCIPAL          FUNDS IN WT
                             POSITION(S)     TERM OF OFFICE AND        OCCUPATION(S)       FUND COMPLEX           OTHER
                            HELD WITH WT       LENGTH OF TIME           DURING PAST         OVERSEEN BY       DIRECTORSHIPS
NAME AND DATE OF BIRTH          FUND               SERVED                FIVE YEARS           TRUSTEE        HELD BY TRUSTEE
----------------------      ------------     ------------------        -------------       -------------     ---------------

JOHN J. QUINDLEN              Trustee        Shall serve until      Retired since 1993.         57           N/A
Date of Birth: 5/32                          death, resignation
                                             or removal.
                                             Trustee since
                                             October 1999.

MARK A. SARGENT               Trustee        Shall serve until      Dean and Professor          57           St. Thomas More
Date of Birth: 4/51                          death, resignation     of Law, Villanova                        Society of
                                             or removal.            University School                        Pennsylvania;
                                             Trustee since          of Law since July                        Wilmington Low
                                             November 2001.         1997. Associate                          Volatility Fund
                                                                    Dean for Academic                        of Funds
                                                                    Affairs, University                      (closed-end
                                                                    of Maryland School                       registered
                                                                    of Law from 1994 to                      investment
                                                                    1997.                                    company)

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of WT Fund, the Trust, any of the Strategic Funds' or Underlying Series' investment advisers or the Distributor or of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

                                                                                                NUMBER OF
                                                                           PRINCIPAL           FUNDS IN WT
                                POSITION(S)     TERM OF OFFICE AND       OCCUPATION(S)        FUND COMPLEX          OTHER
NAME, ADDRESS AND              HELD WITH WT       LENGTH OF TIME          DURING PAST          OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                      FUND              SERVED               FIVE YEARS             TRUSTEE       HELD BY TRUSTEE
-----------------              ------------     ------------------       -------------         ------------    ---------------
ERIC K. CHEUNG                Vice President    Shall serve at the    Vice President,              N/A               N/A
1100 North Market Street                        pleasure of the       Wilmington Trust
Wilmington, DE 19890                            Board and until       Company since 1986;
Date of Birth: 12/54                            successor is          and Vice President
                                                elected and           and Director,
                                                qualified.            Rodney Square
                                                Officer since         Management
                                                October 1998.         Corporation since
                                                                      2001.

JOSEPH M. FAHEY, JR.          Vice              Shall serve at the    Vice President,              N/A               N/A
1100 North Market Street      President         pleasure of the       Rodney Square
Wilmington, DE 19890                            Board and until       Management
Date of Birth: 1/57                             successor is          Corporation since
                                                elected and           1992.
                                                qualified.
                                                Officer since
                                                November 1999.

FRED FILOON                   Vice President    Shall serve at the    Senior Vice                  N/A               N/A
520 Madison Avenue                              pleasure of the       President, Cramer
New York, NY 10022                              Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                             successor is          LLC since 1989.
                                                elected and
                                                qualified.
                                                Officer since
                                                August 2000.

JOHN R. GILES                 Vice President/   Shall serve at the    Senior Vice                  N/A               N/A
1100 North Market Street      Chief             pleasure of the       President,
Wilmington, DE 19890          Financial         Board and until       Wilmington Trust
Date of Birth: 8/57           Officer           successor is          Company since 1996.
                                                elected and
                                                qualified.
                                                Officer since
                                                December 1999.

PAT COLLETTI                  Vice President    Shall serve at the    Vice President and           N/A               N/A
301 Bellevue Parkway          and Treasurer     pleasure of the       Director of
Wilmington, DE 19809                            Board and until       Investment
Date of Birth: 11/58                            successor is          Accounting and
                                                selected and          Administration of
                                                qualified.            PFPC Inc. since
                                                Officer since May     1999. From 1986 to
                                                1999.                 April 1999,
                                                                      Controller for the
                                                                      Reserve Funds

LEAH M. ANDERSON              Secretary         Shall serve at the    Officer, Wilmington          N/A               N/A
1100 North Market Street                        pleasure of the       Trust Company since
Wilmington, DE 19890                            Board and until       1998. Officer,
Date of Birth: 08/65                            successor is          Rodney Square
                                                elected and           Management
                                                qualified.            Corporation since
                                                Officer since         1992.
                                                October 2002.

RESPONSIBILITIES OF THE BOARD AND BOARD COMMITTEES. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight management of the Funds. Currently the Board is comprised of nine individuals, of whom two are considered Interested Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2003. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2003, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of WT Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) select WT Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of WT Fund's basic accounting system and the effectiveness of WT Fund's internal accounting controls. During the fiscal year ended June 30, 2003, there were four meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Funds. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2003, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Fund, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of the Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Portfolio. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2003, there were no meetings of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the family of investment companies, as of December 31, 2002.

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                    OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY TRUSTEE
                                      DOLLAR RANGE OF EQUITY SECURITIES               WITHIN THE FAMILY OF
    NAME OF TRUSTEE                        IN EACH FUND OF WT FUND                    INVESTMENT COMPANIES
    ---------------                   ---------------------------------         ------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN
International Multi-Manager                     $1 - $10,000                             Over $100,000

WILLIAM P. RICHARDS                                 NONE                                      NONE

INDEPENDENT TRUSTEES
ROBERT ARNOLD                                       NONE                                      NONE

ERIC BRUCKER                                        NONE                                      NONE

NICHOLAS GIORDANO                                   NONE                                $10,001-$50,000

LOUIS KLEIN, JR.                                    NONE                                 Over $100,000

CLEMENT C. MOORE, II                                NONE                                 Over $100,000

JOHN J. QUINDLEN
International Multi-Manager                     Over $100,000                            Over $100,000

MARK A. SARGENT                                     NONE                                      NONE

As of December 31, 2002, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The assets of each Fund are invested in Underlying Series of the Trust. Each Strategic Fund has an investment adviser that directly manages a Fund's assets between the corresponding Underlying Series. The Funds also receive investment advisory services indirectly from the investment adviser of each Underlying Series. Each of WT Fund and the Trust has retained RSMC to manage the assets of the Strategic Funds and the Underlying Series of WT Fund and the Trust, respectively. RSMC has been retained by WT Fund and the Trust pursuant to separate investment advisory agreements (collectively, the "Investment Advisory Agreements") that have been approved by the Board of Trustees of WT Fund and the Trust, including the Independent Trustees. The Trust and RSMC have agreed to retain the following sub-advisers to manage the day-to-day investment activities of the Underlying Series pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements") as indicated in the table below:

     UNDERLYING SERIES                                     SUB-ADVISER(S)
     -----------------                                     --------------
Large Cap Quantitative Series              Parametric Portfolio Associates, Inc. ("PPA")

Mid Cap Quantitative Series                PPA

Small Cap Quantitative Series              PPA

Large Cap Multi-Manager Series             Armstrong Shaw Associates Inc. ("ASA")
                                           Montag & Caldwell, Inc. ("M&C")

Mid Cap Multi-Manager Series               Bennett Lawrence Management, LLC ("BLM")
                                           Eubel Brady and Suttman Management, Inc. ("EBS")
                                           Equity Investment Corporation ("EIC")

Small Cap Multi-Manager Series             Batterymarch Financial Management, Inc. ("BFM")
                                           Systematic Financial Management L.P. ("SFM")

International Multi-Manager Series         Goldman Sachs Asset Management, L.P. ("GSAM")
                                           Julius Baer Investment Management, Inc. ("JBIMI")

Real Estate Series                         AEW Capital Management, L.P. ("AEW")
                                           The Real Estate Management Services Group LLC.("REMS")

Each Investment Advisory Agreement and Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by WT Fund's and the Trust's Board of Trustees or by a majority of the outstanding voting securities of WT Fund and the Trust, and in either event, by a majority of the Independent Trustees of WT Fund and the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve each Investment Advisory Agreement and Sub-Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Investment Advisory Agreements, the Board considered many factors, including: (1) investment objectives and long-term performance; (2) the investment adviser's management philosophy, personnel and processes; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Underlying Series, the Funds and their shareholders in addition to investment advisory services; and (7) the Fund's relationship to other portfolios in the Wilmington family of funds.

In assessing an investment adviser's or sub-adviser's performance of its obligations, the Board considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Investment Advisory Agreement or Sub-Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Underlying Series and Fund and the risks or other effects that could occur as a result of a decision to terminate or not renew an Investment Advisory Agreement or Sub-Advisory Agreement. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of an investment adviser's or sub-adviser's reputation and in the expectation that the investment adviser or sub-adviser will have a continuing role in providing advisory services to the Fund.

The Board considered the compensation and benefits received by the investment adviser or sub-adviser. This includes fees received for services provided to the Fund or Underlying Series by the investment adviser, sub-adviser or its affiliates and research services received by the investment adviser or sub-adviser from brokers that execute trades for each Underlying Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an investment adviser's compensation: (i) the nature and quality of the services provided by the investment adviser or sub-adviser, including the performance of the Underlying Series; (ii) the investment adviser's or sub-adviser's cost of providing the services; (iii) the extent to which the investment adviser or sub-adviser may realize "economies of scale" as the Fund grows larger; (iv) any indirect benefits that may accrue to the investment adviser or sub-adviser and its affiliates as a result of the investment adviser's or sub-adviser's relationship with the Trust and WT Fund;
(v) performance and expenses of comparable funds; and (vi) the extent to which the independent Board members are fully informed about the facts bearing on the investment adviser's or sub-adviser's service and fee. The Board is aware of these factors and takes them into account in its review of each Investment Advisory Agreement and Sub-Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and WT Fund and working with the investment adviser or sub-adviser on matters relating to the Trust and WT Fund, and expects to be assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Underlying Series, the investment adviser or sub-adviser and Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. The investment adviser or sub-adviser and Wilmington Trust will provide information at each regular meeting of the Board, and furnish additional reports in connection with the Board's formal review of the Investment Advisory Agreements. Thus, the Board's evaluation of an Investment Advisory Agreement is informed by reports concerning such matters as: the investment adviser's or sub-adviser's investment philosophy, personnel and processes; each Underlying Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Underlying Series' portfolio securities; the nature and extent of the advisory and other services provided to the Underlying Series by the investment adviser or sub-adviser and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Fund to the other portfolios in WT Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Funds and other Wilmington Portfolios.

Not all of the factors and considerations identified above are relevant to every series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Investment Advisory Agreement or Sub-Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

WT Fund or the Trust or the applicable investment adviser or sub-adviser may terminate each Investment Advisory and Sub-Advisory Agreement on sixty days written notice without penalty. Each Investment Advisory Agreement and Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreements and the fees paid to the investment adviser may be found under the heading of "Investment Advisory and Other Services." Additional information regarding the Sub-Advisory Agreements may be found under "Sub-Advisory Services."

COMPENSATION. WT Fund pays the fees and expenses of the Independent Trustees. The following table shows the fees paid during the fiscal year ended June 30, 2003 to the Independent Trustees for their service to WT Fund and the total compensation paid to the Trustees by the Fund Complex.


                                AGGREGATE          PENSION OR RETIREMENT           ESTIMATED           TOTAL COMPENSATION
                            COMPENSATION FROM       BENEFITS ACCRUED AS         ANNUAL BENEFITS        FROM FUND COMPLEX
 INDEPENDENT TRUSTEE             WT FUND          PART OF WT FUND EXPENSES      UPON RETIREMENT         PAID TO TRUSTEES
 -------------------        -----------------     ------------------------      ---------------        ------------------
Robert Arnold                    $37,125                    None                      None                   $49,500
Dr. Eric Brucker                 $37,125                    None                      None                   $49,500
Nicholas Giordano                $37,125                    None                      None                   $49,500
Louis Klein, Jr.                 $35,250                    None                      None                   $47,000
Clement C. Moore, II             $35,250                    None                      None                   $47,000
John Quindlen                    $36,000                    None                      None                   $48,000
Mark A. Sargent                  $37,125                    None                      None                   $49,500


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the WT Fund, the Trust each investment adviser and sub-adviser to the Underlying Series of the Trust has adopted a Code of Ethics (the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Trust or WT Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by an Underlying Series under certain circumstances.

Under the Joint Code of Ethics adopted by RSMC, the Trust and WT Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by PPA, ASA, M&C, BLM, EBS, EIC, BFM, SFM, GSAM, JBIMI, AEW and REMS personal trading may also be subject to pre-clearance and other conditions set forth in their respective Codes. The Codes are on public file as exhibit to the WT Funds' registration statement with the SEC.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust and WT Fund, including information about any material violations of the Codes.

PROXY VOTING. The Board of Trustees has adopted proxy voting procedures and delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Series to each investment adviser, subject to the Board's continuing oversight. For those Series which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. An investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

The investment advisers and the Board have identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Each of the investment adviser's proxy voting procedures address these considerations and establish a framework for an investment adviser's consideration of a vote that would be appropriate for a Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which an investment adviser or sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser or sub-adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 10, 2003, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Portfolio was as follows:

LARGE CAP STR ATEGIC ALLOCATION FUND (INSTITUTIONAL SHARES)

National Financial Services Group                             5.75%
For Attn Rick Ricon
One World Financial Center
Church Street Station
P.O. Box 3908
New York, NY 10008

SMALL CAP STRATEGIC ALLOCATION FUND (INSTITUTIONAL SHARES)

Pershing LLC                                                  8.02%
P.O. Box 2052
Jersey City, NJ 07303-9998

INTERNATIONAL MULTI-MANAGER PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                      10.98%

FBO WTC Pension Fund

1100 N. Market Street

Wilmington, DE 19890

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each Strategic Fund and the Underlying Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, and Balentine and Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Under an amended Investment Advisory Agreement dated May 9, 2001, RSMC is paid the following investment advisory fees: (i) a monthly advisory fee at the annual rate of 0.15% of the International Multi-Manager Series' average daily net assets; (ii) a monthly advisory fee at an annual rate of 0.35 % of the Real Estate Series' average daily net assets; (iii) a monthly fee at the annual rate of 0.40% of the average daily nets assets of each of the Large

Cap Quantitative Series, the Large Cap Multi-Manager Series, the Mid Cap Quantitative Series, the Mid Cap Multi-Manager Series, Small Cap Quantitative Series and the Small Cap Multi-Manager Series.

Under an advisory agreement between RSMC and WT Fund on behalf of each Strategic Fund dated July 1, 2003, RSMC provides investment advisory services to the Funds but receives no advisory fee. For its services as investment adviser, RSMC received from the International Multi-Manager Series $455,133 and $432,164 for the twelve months ended June 30, 2003 and June 30, 2002, respectively. Effective May 9, 2001, RSMC was appointed investment adviser to the International Multi-Manager Series. For the period May 9, 2001 through June 30, 2001, RSMC received $73,666 in advisory fees from the Series. Prior to May 9, 2001, Wilmington Trust served as the investment adviser to the International Multi-Manager Series. For Wilmington Trust's services as investment adviser to the Series, Wilmington Trust received $440,256 in fees and waived $174,323 of its fees for the period of June 30, 2000 to May 9, 2001.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding Rule 12b-1 and shareholder service fees. exceed the following amounts with respect to the following Funds:

               FUND                        EXPENSE CAP
               ----                        -----------
Real Estate Portfolio                         1.75%
Large Cap Strategic Allocation Fund           1.00%
Mid Cap Strategic Allocation Fund             1.15%
Small Cap Strategic Allocation Fund           1.25%

These waivers will remain in place until July 1, 2006 for the Large Cap, Mid Cap and Small Cap Strategic Allocation Funds and January 1, 2006 for the Real Estate Portfolio. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date.

ADVISORY SERVICES. Under the terms of each Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of each Fund and Underlying Series, subject to and in accordance with each Fund and Underlying Series' investment objective, policies and limitations set forth in the Prospectus and this SAI;
(b) purchase and sell for each Underlying Series, securities and other investments consistent with the Underlying Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund and Underlying Series; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Underlying Series; (e) make available and provide such information as the Underlying Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of WT Fund for consultation and discussion regarding the management of each Underlying Series and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund or Underlying Series. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreements provide that each investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or Underlying Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for each Fund and Underlying Series relating to research, statistical and investment activities are paid by RSMC.

                              SUB-ADVISORY SERVICES

QUANTITATIVE SERIES. The sub-adviser to each of the Large Cap Quantitative Series, Mid Cap Quantitative Series and Small Cap Quantitative Series is PPA, 1151 Fairview Avenue North, Seattle, Washington 98109. For its sub-advisory services, PPA receives a monthly portfolio management fee 0.25% of the average daily net assets of each of the Large Cap Quantitative Series, Mid Cap Quantitative Series and Small Cap Quantitative Series, respectively, under PPA's management.

LARGE CAP MULTI-MANAGER SERIES. The sub-advisers to the Large Cap Multi-Manager Series are ASA and M&C, located at 45 Grove Street, New Canaan, Connecticut, 06840, and at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, respectively. For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management. For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate: of 0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management.

MID CAP MULTI-MANAGER SERIES. The sub-advisers to the Mid Cap Multi-Manager Series are BLM, EBS and EIC, located at 757 Third Avenue, New York, New York 10017, at 7777 Washington Village Dr., Dayton, Ohio 45459, and at 3007 Piedmont Road, Atlanta, Georgia 30305, respectively. For its sub-advisory services, BLM receives a monthly portfolio management fee at the annual rate: of 0.55% of the first $75 million of average daily net assets under BLM's management; and 0.40% of the average daily net assets over $75 million under BLM's management. For its sub-advisory services, EBS receives a monthly portfolio management fee at the annual rate of 0.50% of the average daily net assets under EBS's management. For its sub-advisory services, EIC receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under EIC's management; and 0.45% of the average daily net assets of the next $25 million under EIC's management; and 0.40% of the average daily net assets over $50 million under EIC's management.

SMALL CAP MULTI-MANAGER SERIES. The sub-advisers to the Small Cap Multi-Manager Series are BFM and SFM located at 200 Clarendon Street, Boston, Massachusetts, 02116, and at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, respectively. For its sub-advisory services, BFM receives a monthly portfolio management fee at the annual rate of 0.70% of the first $100 million of average daily net assets under BFM's management; and 0.60 % of the average daily net assets over $100 million under BFM's management. For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate: of 0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; 0.55% of the average daily net assets over $75 million under SFM's management.

INTERNATIONAL MULTI-MANAGER SERIES. As of September 3, 2002, Julius Baer Investment Management Inc. ("JBIMI") was hired as a sub-adviser to the Series. JBIMI is located at 330 Madison Avenue, New York, NY 10017. Prior to September 3, 2002, the sub-advisers to the Series were Clemente Capital, Inc. ("Clemente"), Invista Capital Management, LLC ("Invista") and Zurich Scudder Investments, Inc. ("Zurich") (collectively, the "Former Sub-Advisers"). For investment advisory services rendered, each Former Sub-Adviser was paid a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management.

As of January 2, 2003, Goldman Sachs Asset Management, L.P. ("GSAM") was hired as a sub-adviser to the Series, to replace Deutsche Asset Management, Inc. ("DAMI") who served as a sub-adviser to the Series from September 3, 2002 to December 31, 2002. GSAM a business unit of the Investment Management Division of Goldman Sachs & Co. a New York limited partnership, is located at 32 Old Slip, New York, NY 10005 For their services the Sub-Advisers received the following fees:


                            12 MONTHS ENDED            12 MONTHS ENDED              12 MONTHS ENDED
                            ---------------            ---------------              ---------------
                                6/30/03                    6/30/02                      6/30/01
                                -------                    -------                      -------
Clemente                          N/A                     $100,046                     $130,772

Invista                           N/A                     $108,527                     $135,320
Zurich                            N/A                     $123,860                     $134,474
DAMI                            $______                      N/A                          N/A
JBIMI (1/2/03 - 6/30/03         $99,124                      N/A                          N/A
GSAM (1/2/03 - 6/30/03)         $99,801                      N/A                          N/A

The Series will be directly responsible for paying JBIMI a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management. The Series will also pay GSAM a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management.

REAL ESTATE SERIES. The sub-advisers to the Real Estate Series are AEW Management and Advisors, L.P., an affiliate of AEW Capital Management, L.P. ("AEW"), and The Real Estate Management Services Group LLC ("REMS"). AEW, a registered investment adviser, is located at Two Seaport Lane, World Trade Center East, Boston, MA 02210. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages approximately $293 billion in assets for institutions and individuals as of September 30, 2002. REMS, a registered investment adviser, is located at 1100 Fifth Avenue South, Suite 301, Naples, FL 34102. Edward Turville, a managing director of REMS and portfolio manager of the Series, and Beach Investment Counsel, Inc., a registered investment adviser with approximately $275 million in assets under management, are control persons under the 1940 Act due to ownership interests of 50% and 30% respectively, of REMS. For investment advisory services rendered, each sub-adviser is paid a monthly advisory fee at an annual rate of 0.70% of the average daily net assets under the sub-adviser's management.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of the Underlying Series' assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Underlying Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by WT Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, RSMC, an affiliate of the Trust, performs certain administrative services for WT Fund and the Trust. For its services, WT Fund pays RSMC a fee of ..09% of the Funds' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Funds' average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. ("PFPC") to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds and the Underlying Series. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over WT Fund. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund. Prior to September 1, 2002, PFPC provided administrative and accounting services for WT Fund.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to WT Fund and the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to WT Fund and the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with WT Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for WT Fund. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor Shares of the Funds and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor Shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.75% on an annualized basis of the Investor Shares of each Fund's average net assets to reimburse the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Funds and for other distribution expenses.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, such payments are authorized. Each Underlying Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and sub-advisers place all portfolio transactions on behalf of each Underlying Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Underlying Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with an Underlying Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by the Underlying Series for the last three fiscal years ended June 30, 2003 are as follows:

                                               12 MONTHS ENDED           12 MONTHS ENDED            12 MONTHS ENDED
                                               ---------------           ---------------            ---------------
                                                   6/30/03                   6/30/02                    6/30/01
                                                   -------                   -------                    -------
Large Cap Strategic Allocation Series                N/A                       N/A                        N/A
Mid Cap Strategic Allocation Series                  N/A                       N/A                        N/A
Small Cap Strategic Allocation Series                N/A                       N/A                        N/A
International Multi-Manager Series                $285,948                  $241,398                   $309,647
Real Estate Series                                   N/A                       N/A                        N/A

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Underlying Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Underlying Series or to the investment adviser or sub-advisers. Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to a higher commission than the lowest available. Under Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or sub-adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, an Underlying Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Underlying Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Underlying Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between an Underlying Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Underlying Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

WT Fund issues three separate classes of shares. Each Fund offers Institutional, Investor and Service Shares, except for the Wilmington International Multi-Manager Portfolio and the Wilmington Real Estate Portfolio, which offer Institutional and Investor Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not WT Fund, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. WT Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and WT Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the net asset value per share of the Portfolio is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. The Fund is only open on days when the Exchange and the transfer agent are open for business.

In valuing the Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on the NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders quarterly.

A dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain). For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Real Estate or International Multi-Manager Portfolios may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and
(3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Either Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Either Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (E.G. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

         A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the one, five and ten year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                               T = (ERV/P)1/(n - 1)

                  Where: P     =  a hypothetical initial investment of $1,000

                         T     =  average annual total return

                         n     =  number of years

                         ERV   =  ending redeemable value: ERV is the value, at
                                  the end of the applicable period, of
                                  a hypothetical $1,000 investment made at the beginning of the applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

         B. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)(n) = ATV(D)

                  Where: P     =  hypothetical initial payment of $1,000.

                         T     =  average annual total return (after taxes on
                                  distributions).

                         n     =  number of years.

                        ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effects of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

         C. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1 + T)(n) = ATV(DR)

                  Where: P     =  a hypothetical initial payment of $1,000.

                         T     =  average annual total return (after taxes on
                                  distributions and redemption).

                         n     =  number of years.

                       ATV(DR) =  ending value of a hypothetical $1,000 payment
                                  made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2003

                                                       SINCE JUNE
BEFORE TAXES                                            29, 1991         1 YEAR        5 YEARS        10 YEARS
------------                                            ---------        ------        -------        --------
International Multi-Manager
     Institutional Shares                                (5.20)%         (8.59)%        (5.39)%         2.73%
     Investor Shares                                       N/A             N/A            N/A            N/A
AFTER TAXES ON DISTRIBUTIONS
International Multi-Manager
Institutional Shares                                     (6.55)%         (8.59)%        (6.74)%         1.99%
Investor Shares                                            N/A             N/A            N/A            N/A
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
International Multi-Manager
     Institutional Shares                                (4.61)%         (5.27)%        (4.15)%         2.27%
     Investor Shares                                       N/A             N/A            N/A            N/A


YIELD CALCULATIONS. From time to time, a Fund may advertise its yield. Yield for these Funds is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)(6-1)]

                  where: a     =  dividends and interest earned during the
                                  period;

                         b     =  expenses accrued for the period (net of
                                  reimbursements);

                         c     =  the average daily number of shares outstanding
                                  during the period that were entitled to
                                  receive dividends; and

                         d     =  the maximum offering price per share on the
                                  last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in WT Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Funds' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Wilmington International Multi-Manager, including its corresponding Series for the fiscal year ended June 30, 2003, are set forth in the Annual Report to shareholders, including the notes thereto and the report of Ernst & Young, LLP thereon. The Annual Reports is incorporated herein by reference.

The Wilmington Real Estate Portfolio, Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund and the Wilmington Small Cap Strategic Allocation Fund were first offered on July 1, 2003, and therefore did not have financial statements to present as of June 30, 2003

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund's corresponding Underlying Series, the adviser or the sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Underlying Series will use leverage in their options, futures, and in the case of the International Multi-Manager and Real Estate Series, its forward currency contract strategies. Accordingly, the Underlying Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Underlying Series' assets could impede portfolio management, or the Underlying Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Multi-Manager Series and Real Estate Series, an Underlying Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Multi-Manager Series and Real Estate Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Underlying Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Underlying Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Underlying Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Underlying Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Underlying Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Underlying Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Underlying Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Underlying Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Underlying Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which an Underlying Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Underlying Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Underlying Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Underlying Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Underlying Series will be obligated to sell the security at less than its market value.

Each Underlying Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Underlying Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Underlying Series would expect to suffer a loss.

Each Underlying Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which an Underlying Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Underlying Series will not exactly match the composition of indices on which options are purchased or written.

Each Underlying Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Underlying Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Underlying Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Underlying Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Each Underlying Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Underlying Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if an Underlying Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Underlying Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Underlying Series holds a put warrant and the value of the underlying index falls, the Underlying Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Underlying Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Underlying Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Underlying Series does not exercise an index warrant prior to its expiration, then the Underlying Series loses the amount of the purchase price that it paid for the warrant.

Each Underlying Series will normally use index warrants as it may use index options. The risks of the Underlying Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Underlying Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Underlying Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. each Underlying Series will write only covered options, and each such option will remain covered so long as the Underlying Series is obligated thereby; and

2. no Underlying Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. An Underlying Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If an Underlying Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Underlying Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, an Underlying Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit an Underlying Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If an Underlying Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Underlying Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If an Underlying Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Underlying Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For

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         this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Underlying Series is exercised or unless a closing transaction is effected with respect to that position, the Underlying Series will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Underlying Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Underlying Series writes a call option on an index, the Underlying Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Underlying Series holds an index option and exercises it before the closing index value for that day is available, the Underlying Series runs the risk that the level of the underlying index may subsequently change.

5. An Underlying Series' activities in the options markets may result in a higher Underlying Series turnover rate and additional brokerage costs; however, the Underlying Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Underlying Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Underlying Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Underlying Series' securities holdings. To the extent that a portion of an Underlying Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if an Underlying Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Underlying Series' holdings. An Underlying Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that an Underlying Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, an Underlying Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Underlying Series plans to acquire at a future date. The Underlying Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Underlying Series. This is analogous to writing covered call options on securities. The Underlying Series

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also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Underlying Series.

The International Multi-Manager Series and Real Estate Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Underlying Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Underlying Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Underlying Series is obligated thereby.

2. No Underlying Series will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, an Underlying Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to an Underlying Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, an Underlying Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when an Underlying Series purchases a contract and the value of the contract rises, the Underlying Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, an Underlying Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of an Underlying Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures

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contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Underlying Series to close a position and, in the event of adverse price movements, the Underlying Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering an Underlying Series' use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by an Underlying Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, an Underlying Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if an Underlying Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, an Underlying Series may need to sell assets at a time when such sales are disadvantageous to the Underlying Series. If the price of the futures contract moves more than the price of the underlying securities, an Underlying Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Underlying Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is

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         no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, an Underlying Series would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Underlying Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Underlying Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, an Underlying Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, an Underlying Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Multi-Manager Series' and Real Estate Series' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Multi-Manager Series and Real Estate Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Multi-Manager Series and Real Estate Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Series or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Multi-Manager Series and Real Estate Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or

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(ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS. Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Multi-Manager Series' and Real Estate Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the International Multi-Manager Series' and Real Estate Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Underlying Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Underlying Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Multi-Manager Series and Real Estate Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it

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


may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

SWAP AGREEMENTS. The International Multi-Manager Series and Real Estate Series may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Series and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Series with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Series is contractually obligated to make or receive. If the counter party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Series' investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Series will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Series will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Series' repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Funds' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:       Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:     Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:     Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA-     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-      Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+-    Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-     Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                 WT MUTUAL FUND

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

                         BALENTINE REAL ESTATE PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Portfolio's current prospectus, as amended from time to time. A copy of the current prospectuses for the Portfolios and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

The Balentine Premier Money Market Portfolio and its corresponding master series' audited financial statements for the fiscal year ended June 30, 2003, included in its Annual Report to Shareholders is incorporated into the SAI by reference.

The Balantine Real Estate Portfolio and its master series' commenced operations on July 1, 2003 and, therefore, financial statements for the Balentine Real Estate Portfolio are not available.

                                TABLE OF CONTENTS

GENERAL INFORMATION...................................................

INVESTMENT POLICIES...................................................

INVESTMENT LIMITATIONS................................................

TRUSTEES AND OFFICERS.................................................

CODE OF ETHICS........................................................

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................

INVESTMENT ADVISORY SERVICES..........................................

SUB-ADVISORY SERVICES.................................................

ADMINISTRATION AND ACCOUNTING SERVICES................................

ADDITIONAL SERVICE PROVIDERS..........................................

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN............................

BROKERAGE ALLOCATION AND OTHER PRACTICES..............................

CAPITAL STOCK.........................................................

PURCHASE, REDEMPTION AND PRICING OF SHARES............................

DIVIDENDS.............................................................

TAXATION OF THE PORTFOLIO.............................................

CALCULATION OF PERFORMANCE INFORMATION................................

FINANCIAL STATEMENTS..................................................

APPENDIX A - OPTIONS, FUTURES AND FORWARD CURRENCY
         CONTRACT STRATEGIES .........................................     A-1

APPENDIX B - DESCRIPTION OF RATINGS ..................................     B-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998. Pursuant to the Fund's Amended and Restated Agreement and Declaration of Trust, the Fund may establish additional series of beneficial interest of the Fund from time to time.

The Fund has established the Balentine Premier Money Market Portfolio and the Balentine Real Estate Portfolio (collectively, the "Portfolios") and this SAI pertains only to such Portfolios. The Balentine Premier Money Market Portfolio may issue Service Shares and the Balentine Real Estate Portfolio may issue Institutional and Investor Shares. Each Portfolio is a diversified, open-end investment management company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in their master fund, (the "Series"), which are series of WT Investment Trust I (the "Trust").

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

The Portfolio has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. The Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize the Portfolio's price per share at $1.00 per share. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Portfolio seeks high current income, while preserving capital and liquidity. The Portfolio's investment objective may not be changed without shareholder approval.

The Portfolio invests in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The Portfolio may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities

BANK OBLIGATIONS. The Portfolio may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

         - BANKERS' ACCEPTANCES. The Portfolio may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

         - CERTIFICATES OF DEPOSIT. The Portfolio may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate.

         - TIME DEPOSITS. The Portfolio may invest in time deposits, which are bank deposits for fixed periods of time.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Portfolio may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolio may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Portfolio that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolio may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Portfolio's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that the Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or
(c) more than 10% of the Portfolio's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolio's investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

MUNICIPAL SECURITIES. The Portfolio may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by the Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

         - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

         - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals.

                  Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

         - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

         - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

         - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

         - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

         - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less.

         - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Portfolio's investment limitations.

SECURITIES LENDING. The Portfolio may from time to time lend its portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. The Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. The Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolio will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by the Portfolio.

U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. The Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. The Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

While a Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

                         BALENTINE REAL ESTATE PORTFOLIO

The investment objective of the Portfolio is to achieve long-term growth of capital and high current income. The Portfolio's investment objective is considered a fundamental policy and may not be changed without shareholder

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

approval. As with other mutual funds, there is no assurance that the Portfolios will achieve their investment objective. The Portfolio seeks its investment objective by investing all of its assets in the Series. Under normal market conditions, the Series will invest at least 80% of its net assets in securities of real estate and real estate-related companies. The foregoing policy is not considered a fundamental policy and may be changed upon 60 days' written notice to shareholders.

REAL ESTATE COMPANIES. Under normal market conditions, the Series will invest at least 80% of its total assets securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. As part of this policy, the Series may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. Substantially all of the equity securities of Real Estate Companies in which the Series intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Series may invest up to 20% of its total assets in U.S. Government obligations and other debt securities, including convertible debt securities, issued by Real Estate Companies.

REITs. The Series may invest all of its assets in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

         - Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value.

         - Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.

         - Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Series may invest in both publicly and privately traded REITs.

FOREIGN SECURITIES. The Series may invest up to 25% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. The Series may invest its assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Series. Certain of these instruments are described below.

MONEY MARKET FUNDS. The Series may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Balentine Premier Money Market Portfolios - Investment Company Securities."

         - U.S. GOVERNMENT OBLIGATIONS. The Series may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         -        COMMERCIAL PAPER. The Series may invest in commercial paper.
                  Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser or sub-adviser to be of comparable quality.

         -        BANK OBLIGATIONS. The Series may invest in U.S.
                  dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

                  Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

               - BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.


               -        CERTIFICATES OF DEPOSIT. A certificate of deposit is a

                        debt instrument issued by a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
                        York).

               - TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

INVESTMENT COMPANY SECURITIES. The Balentine Real Estate Portfolio may invest in investment company securities as previously described under "Balentine Premier Money Market Portfolio - Investment Company Securities."

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Series' selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Series may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the investment adviser or a sub-adviser, as applicable, to be of comparable quality. In addition, the Series may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by an NRSRO, or, if not rated, are judged by the investment adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to the Series' purchase of the security, the investment adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of the Series to retain the security.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real estate property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. The Series may engage in certain hedging strategies that involve options, futures, forward currency exchange contracts and equity swaps. These hedging strategies are described in detail in Appendix A.

SHORT SALES. In a short sale, the Series does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Series is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Series will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security, or when the Series does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Series owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Series' position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Series may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Series will only make short sales "against the box," meaning that at all times when a short position is open, the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Series will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Series may pledge no more than 10% of its total assets as collateral for short sales against the box.

REPURCHASE AGREEMENTS. The Real Estate Series may invest in repurchase agreements as, previously described under "Balentine Premier Money Market Portfolio - Repurchase Agreements."

ILLIQUID SECURITIES. The Series may invest no more than 15% of its net assets in securities that at the time of purchase are illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Series' investment adviser to the Board of Trustees.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") or an exemption from registration. The Series is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. The Series may from time to time lend its portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Series exceed one-third of the value of the Portfolio's total assets taken at fair market value. The Series will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Series will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser or sub-adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITION. The Portfolio may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. It is anticipated that the portfolio turnover rates for the Series, and, in turn, each of the Portfolios will be less than 100%.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and the Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Portfolio's assets or redemptions of shares will not be considered a violation of the limitation. The following limitations apply to each Portfolio to the same extent as it applies to the Series.

BALENTINE MONEY MARKET PORTFOLIO: The Balentine Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that the Portfolio may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as its corresponding series of the Trust.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Portfolio, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to the Balentine Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. The Portfolio will not:

1.   make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BALENTINE REAL ESTATE PORTFOLIO: The Balentine Real Estate Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Series' total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Series may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase any security if, as a result of that purchase, 25% or more of the Series' total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

     However, the Series may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies. For purposes of this policy, real estate and real estate related companies consist of companies (i) that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

3. borrow money, provided that the Series may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of the Series' total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Series may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Series may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Series may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

8. purchase or sell physical commodities, provided that the Series may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

9.   issue senior securities or borrow money except as permitted under the 1940
     Act.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as a series of WT Investment Trust I.

The following non-fundamental policies apply to the Series unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. The Series will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Series, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. borrow money in an amount greater than 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Series may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, the Series will either: (1) set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. All persons named as Trustees and officers also serve in a similar capacity for the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Fund, the Trust or its investment advisers and sub-advisers within the meaning of the 1940 Act. Each person who is not an "interested person" of the Fund, the Trust or its investment advisers or sub-advisers within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refer to the Fund and the Trust, collectively. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.


INTERESTED TRUSTEES

                                                                                          NUMBER OF
                                                                        PRINCIPAL       PORTFOLIOS IN
                                                  TERM OF OFFICE       OCCUPATION(S)      FUND COMPLEX        OTHER
                              POSITION(S) HELD    AND LENGTH OF        DURING PAST       OVERSEEN BY     DIRECTORSHIPS
 NAME, ADDRESS AND AGE           WITH TRUST        TIME SERVED          FIVE YEARS         TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(1)             Trustee,     Shall serve until    Chief Investment        57        Rodney Square
Date of Birth: 2/49             President and   death, resignation   Officer of                        Management
                               Chairman of the  or removal.          Wilmington Trust                  Corporation
                                    Board       Trustee, President   Company since                     (registered
                                                and Chairman of the  February 1996.                    investment adviser);
                                                Board since                                            Wilmington Low
                                                October 1998.                                          Volatility Fund of
                                                                                                       Funds (closed-end
                                                                                                       registered investment
                                                                                                       company)
----------------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR.(2)        Trustee      Shall serve until    Managing Director       57        None
Date of Birth:  11/36                           death, resignation   and Senior
                                                or removal.          Portfolio
                                                Trustee since        Manager, Roxbury
                                                October 1999.        Capital
                                                                     Management LLC
                                                                     (registered
                                                                     investment
                                                                     adviser) since
                                                                     1998. Prior to
                                                                     1998, Principal,
                                                                     Roger Engemann &
                                                                     Associates
                                                                     (investment
                                                                     management firm).
----------------------------------------------------------------------------------------------------------------------------

1 Mr. Christian is an Interested Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

2 Mr. Richards is an Interested Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

INTERESTED TRUSTEES

                                                                                          NUMBER OF
                                                                     PRINCIPAL           PORTFOLIOS IN
                                               TERM OF OFFICE       OCCUPATION(S)        FUND COMPLEX       OTHER
                           POSITION(S) HELD    AND LENGTH OF        DURING PAST           OVERSEEN BY   DIRECTORSHIPS
 NAME, ADDRESS AND AGE        WITH TRUST        TIME SERVED          FIVE YEARS            TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------

ROBERT ARNOLD                  Trustee       Shall serve until    Founder and co-            57        None
Date of Birth: 3/44                          death, resignation   manages, R. H.
                                             or removal. Trustee  Arnold & Co., Inc.
                                             since May 1997.      (investment banking
                                                                  company) since 1989.
----------------------------------------------------------------------------------------------------------------------------
ERIC BRUCKER                   Trustee       Shall serve until    Dean, School of            57        Wilmington Low
Date of Birth: 12/41                         death, resignation   Business                             Volatility Fund of
                                             or removal. Trustee  Administration of                    Funds (closed-end
                                             since October 1999.  Widener University                   registered investment
                                                                  since July 2001.                     company)
                                                                  Prior to that, Dean,
                                                                  College of Business,
                                                                  Public Policy and
                                                                  Health at the
                                                                  University of Maine
                                                                  from September 1998
                                                                  to June 2001 and
                                                                  Dean, School of
                                                                  Management at the
                                                                  University of
                                                                  Michigan prior to
                                                                  September 1998.
----------------------------------------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO           Trustee       Shall serve until    Consultant, financial      57        Kalmar Pooled
Date of Birth: 3/43                          death, resignation   services                             Investment Trust;
                                             or removal. Trustee  organizations from                   Independence Blue
                                             since October 1998.  1997 to present;                     Cross; Fotoball,
                                                                  Interim President,                   U.S.A. (sporting
                                                                  LaSalle University                   and athletics
                                                                  from 1998 to 1999;                   goods
                                                                  President and Chief                  manufacturer),
                                                                  Executive Officer,                   DaisyTek
                                                                  Philadelphia Stock                   International
                                                                  Exchange from 1981 to                (wholesale paper
                                                                  1997.                                and paper
                                                                                                       products); and
                                                                                                       Selas Corporation
                                                                                                       of America
                                                                                                       (industrial
                                                                                                       furnaces and
                                                                                                       ovens);
                                                                                                       Wilmington Low
                                                                                                       Volatility Fund of
                                                                                                       Funds (closed-end
                                                                                                       registered investment
                                                                                                       company)
----------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

                                                                                           NUMBER OF
                                                                     PRINCIPAL            PORTFOLIOS IN
                                               TERM OF OFFICE       OCCUPATION(S)         FUND COMPLEX        OTHER
                           POSITION(S) HELD    AND LENGTH OF        DURING PAST            OVERSEEN BY    DIRECTORSHIPS
 NAME, ADDRESS AND AGE        WITH TRUST        TIME SERVED          FIVE YEARS             TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN JR.                 Trustee      Shall serve until    Self-employed               57         Manville Personal
Date of Birth: 5/35                          death, resignation   financial consultant                   Injury Settlement
                                             or removal. Trustee  since 1991.                            Trust and WHX
                                             since October 1999.                                         Corporation
                                                                                                         (industrial
                                                                                                         manufacturer).
----------------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II            Trustee      Shall serve until    Managing Partner,           57         None
Date of Birth: 9/44                          death, resignation   Mariemont Holdings,
                                             or removal. Trustee  LLC, (real estate
                                             since October 1999.  holding and
                                                                  development company)
                                                                  since 1980.
----------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN                Trustee      Shall serve until    Retired since 1993.         57         None
Date of Birth: 5/32                          death, resignation
                                             or removal. Trustee
                                             since October 1999.
----------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                 Trustee      Shall serve until    Dean and Professor          57         St. Thomas More
Date of Birth: 4/51                          death, resignation   of Law, Villanova                      Society of
                                             or removal. Trustee  University School of                   Pennsylvania;
                                             since November 2001. Law since July 1997.                   Wilmington Low
                                                                  Associate Dean for                     Volatility Fund of
                                                                  Academic Affair,                       Funds (closed-end
                                                                  University of                          registered investment
                                                                  Maryland School of                     company)
                                                                  Law from 1994 to
                                                                  1997.
----------------------------------------------------------------------------------------------------------------------------

         As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Fund, the Trust, any of the Trust's investment advisers, sub-advisers or distributor, or any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with each entities.

EXECUTIVE OFFICERS

                                                                                                  NUMBER OF
                                                                           PRINCIPAL            PORTFOLIOS IN
                                               TERM OF OFFICE            OCCUPATION(S)          FUND COMPLEX         OTHER
                           POSITION(S) HELD    AND LENGTH OF              DURING PAST            OVERSEEN BY    DIRECTORSHIPS
 NAME, ADDRESS AND AGE        WITH TRUST        TIME SERVED                FIVE YEARS              TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

ERIC K. CHEUNG              Vice President   Shall serve at the        Vice President,              N/A              N/A
1100 N. Market Street                        pleasure of the Board     Wilmington Trust
Wilmington, DE 19890                         and until successor is    Company Since 1986.
Date of Birth: 12/54                         elected and qualified.
                                             Officer since October
                                             1998.
-------------------------------------------------------------------------------------------------------------------------------

JOSEPH M. FAHEY, JR.        Vice President   Shall serve at the        Vice President,              N/A              N/A
1100 North Market Street                     pleasure of the Board     Rodney Square
Wilmington, DE 19809                         and until successor is    Management
                                             elected and qualified.    Corporation since
Date of Birth: 1/57                          Officer since             1992.
                                             November 1999.
-------------------------------------------------------------------------------------------------------------------------------

FRED FILOON                 Vice President   Shall serve at the        Senior Vice                  N/A              N/A
520 Madison Avenue                           pleasure of the Board     President, CRM LLC
New York, NY 10022                           and until successor is    since 1989.
Date of Birth: 3/42                          elected and qualified.
                                             Officer since August
                                             2000.
-------------------------------------------------------------------------------------------------------------------------------
JOHN R. GILES               Vice President   Shall serve at the        Senior Vice                  N/A              N/A
1100 N. Market Street       and Chief        pleasure of the Board     President, Wilmington
Wilmington, DE 19890        Financial        and until successor is    Trust Company since
Date of Birth: 8/57         Officer          elected and qualified.    1996.
                                             Officer since December
                                             1999.
-------------------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                Vice President   Shall serve at the        Vice President and           N/A              N/A
301 Bellevue Parkway        and Treasurer    pleasure of the Board     Director of
Wilmington, DE 19809                         and until successor is    Investment Accounting
Date of Birth:  11/58                        selected and              and Administration of
                                             qualified.  Officer       PFPC Inc. since
                                             since May 1999.           1999. From 1986 to
                                                                       April 1999,
                                                                       Controller for the
                                                                       Reserve Funds.
-------------------------------------------------------------------------------------------------------------------------------
LEAH M. ANDERSON            Secretary        Shall serve at the        Officer, Wilmington          N/A              N/A
1100 N. Market Street                        pleasure of the Board     Trust Company since
Wilmington, DE 19890                         and until successor is    1998.  Officer,
Date of Birth:  8/65                         elected and qualified.    Rodney Square
                                             Officer since             Management
                                             November 2002.            Corporation since
                                                                       1992.
-------------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight management of the Fund. Currently, the Board is comprised of nine individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Portfolio and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board's Nominating Committee is comprised only of Independent Trustees. Currently, Messrs. Giordano and Quindlen are the Independent Trustees serve on the Nominating Committee. The Nominating Committee meets on an ad hoc basis and is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2003, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board's Audit Committee is comprised of Messrs. Arnold, Giordano and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the Fund's financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2003, there were four meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board's Regulatory Oversight Committee is comprised of Messrs. Arnold Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Fund. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2003, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board's Valuation Committee is comprised of officers of the Fund, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of portfolio securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Portfolios. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2003, there were no meetings held by the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund of the Trust and in all registered investment companies overseen by the Trustee within the Fund's family of investment companies, as of December 31, 2002. Such securities were valued on such date.

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY SECURITIES IN       COMPANIES OVERSEEN BY TRUSTEE WITHIN
NAME OF TRUSTEE                                      THE PORTFOLIO                   THE FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Robert J. Christian                                      None                                   Over $100,000

William P. Richards                                      None                                       None

INDEPENDENT TRUSTEES

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY SECURITIES IN       COMPANIES OVERSEEN BY TRUSTEE WITHIN
NAME OF TRUSTEE                                      THE PORTFOLIO                   THE FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------------
Robert Arnold                                            None                                       None

Eric Brucker                                             None                                       None

Nicholas Giordano                                        None                                 $10,001 - $50,000

Louis Klein, Jr.                                         None                                   Over $100,000

Clement C. Moore, II                                     None                                   Over $100,000

John J. Quindlen                                         None                                   Over $100,000

Mark A. Sargent                                          None                                       None

As of December 31, 2002, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Trust's investment advisers, sub-advisers or the distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS APPROVAL. Each of the Portfolio's assets are invested in a corresponding series of the Trust that has the same investment objectives, strategies and limitations as the investing Portfolio. Since each Portfolio operates as a "feeder fund" in a master/feeder structure with the Series, neither of the Portfolios have an investment adviser that directly manages its assets. The Portfolios receive investment advisory services indirectly from the investment adviser and sub-advisers of the Series. The Trust has retained Rodney Square Management Corporation ("RSMC") to manage the assets of certain series of the Trust pursuant to an investment advisory agreement (the "Investment Advisory Agreement") which has been approved by the Board of Trustees of the Trust, including the Independent Trustees. The Trust and RSMC have agreed to retain AEW Management and Advisors, L.P., an affiliate of AEW Capital Management, L.P. ("AEW"), and The Real Estate Management Services Group LLC ("REMS") to manage the day-to-day investment activities of the Series pursuant to separate sub-advisory agreements (collectively, the "Sub-Advisory Agreements"). Each Investment Advisory Agreement and Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve the advisory contract reflects the exercise of its business judgment. During its review of the Series' Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered many factors, including: 1) the investment objective of the Portfolios and Series; 2) the management philosophy, personnel and processes of RSMC and the sub-advisers; 3) the expectations of shareholders; 4) the state of competition in the mutual fund industry; 5) comparable fees in the mutual fund industry; 6) the range and quality of services to be provided to the Series, the Portfolios and their shareholders in addition to investment advisory services; and 7) the Portfolios' relationship to other portfolios in the Wilmington family of funds.

The Board also considered the compensation and benefits that may be received by RSMC and each sub-adviser. This includes fees for services that may be provided to the Series by RSMC, the sub-advisers or their respective affiliates and research services received by them from brokers that execute Series trades, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an investment adviser's compensation: the nature and quality of the services that will be provided by the investment adviser, including RSMC's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Series grows larger; any indirect benefits that may accrue to the investment adviser and its affiliates as a result of the RSMC and the sub-advisers' relationship with the Portfolios; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about the facts bearing on the services and fees of the investment adviser and sub-advisers. The Board was aware of these factors and took them into account in its review of the Series' Investment Advisory and Sub-Advisory Agreements.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and was assisted by the advice of legal counsel. The Board's evaluation of an Investment Advisory or Sub-Advisory Agreement is based on reports concerning matters such as: the investment philosophy, personnel and processes of RSMC and the sub-advisers; the Series' short-term and long-term performance goals (in absolute terms as well as in relationship to its particular investment program and certain competitor funds); the estimated and actual fund operating expenses (including the advisory fee itself and the overall expense structure of the Portfolios, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services to be provided to the Series by RSMC, the sub-advisers and their respective affiliates; compliance and audit reports concerning RSMC, the sub-advisers and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Portfolio to the other portfolios in the Wilmington family of funds, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between portfolios.

Not all of the factors and considerations identified above were relevant to the Series, nor did the Board consider any one of them to be determinative. The Board based its decision to approve an Investment Advisory Agreement or Sub-Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to long-term considerations.

The Investment Advisory Agreement and each Sub-Advisory Agreement may be terminated by the Trust or the applicable investment adviser on sixty days written notice without penalty. The Investment Advisory Agreement and Sub-Advisory Agreements will also terminate automatically in the event of its assignment as defined in the 1940 Act.

For more information on the Investment Advisory Agreement, see "Investment Advisory Services," and for more information on the Sub-Advisory Agreements, see "Sub-Advisory Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Fund. The following table shows the fees paid during the fiscal year ended June 30, 2003 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.

                                                                                                         TOTAL
                                                  PENSION OR RETIREMENT                              COMPENSATION
                                 AGGREGATE          BENEFITS ACCRUED AS          ESTIMATED             FROM FUND
                               COMPENSATION            PART OF FUND           ANNUAL BENEFITS           COMPLEX
INDEPENDENT TRUSTEE              FROM FUND               EXPENSES             UPON RETIREMENT      PAID TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert Arnold                     $37,125                  None                    None                 $49,500

Eric Brucker                      $37,125                  None                    None                 $49,500

Nicholas Giordano                 $37,125                  None                    None                 $49,500

Louis Klein, Jr.                  $35,250                  None                    None                 $47,000

Clement C. Moore, II              $35,250                  None                    None                 $47,000

John Quindlen                     $36,000                  None                    None                 $48,000

Mark A. Sargent                   $37,125                  None                    None                 $49,500

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Fund, the Trust, the investment adviser and sub-adviser to the Series of the Trust has adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Trust or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Series under certain circumstances.

Under the Joint Code of Ethics adopted by the Trust and the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by RSMC, AEW and REMS, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust and the Fund, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Fund's registration statement with the SEC.

PROXY VOTING. The Board of Trustees has adopted proxy voting procedures and delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Series to the investment adviser, subject to the Board's continuing oversight. For the Real Estate Series which employs a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, the investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. The investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

The investment adviser and the Board have identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser or sub-adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of the Portfolio. As of October 10, 2003, the name, address and percentage of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Portfolio were as follows:

BALENTINE PREMIER MONEY MARKET PORTFOLIO

Pershing                                                     99.99%
For Exclusive Benefit of Balentine
Money Fund Customer Accounts
Attention: Cash Management Services, 9th Fl
1 Pershing Plaza
Jersey City, NJ 07399

                          INVESTMENT ADVISORY SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Premier Money Market Series and the Real Estate Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Balentine and Company LLC, and Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer.

For its services, the Premier Money Market Series pays a fee to RSMC at the annual rate of 0.20% of its average daily net assets. Such fee is accrued daily and paid monthly. RSMC has contractually agreed to waive a portion of its advisory fee, or reimburse expenses to the extent total operating expenses of the Portfolio exceed 0.93%. This waiver will remain in place until the Board of Trustees of the Trust approves its termination.

For its services as adviser to the Premier Money Market Series and the fiscal years ended June 30, 2001, June 30, 2002 and 2003, RSMC received the $1,202,341, $1,270,445 and $1,323,465, respectively.

For investment advisory services rendered, RSMC is paid a monthly advisory fee at an annual rate of 0.35 % of the Real Estate Series' average daily net assets. RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.75% with respect to the Institutional Shares of the Balentine Real Estate Portfolio and 2.00% with respect to the Investor Shares of the Balentine Real Estate Portfolio. This undertaking will remain in place until January 1, 2006 unless the Board of Trustees approves its earlier termination.

ADVISORY SERVICES. Under the terms of Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of the Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the investment adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Series and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Series. RSMC and the Trust may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Fund and the Trust who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for the Trust relating to research, statistical and investment activities are paid by RSMC.

                              SUB-ADVISORY SERVICES

The sub-advisers to the Real Estate Series are AEW Management and Advisors, L.P., an affiliate of AEW Capital Management, L.P. ("AEW"), and The Real Estate Management Services Group LLC ("REMS").

AEW, a registered investment adviser, is located at Two Seaport Lane, World Trade Center East, Boston, MA 02210. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages approximately $3.4 billion in assets for institutions and individuals as of September 30, 2003.

REMS, a registered investment adviser, is located at 1100 Fifth Avenue South, Suite 301, Naples, FL 34102. Edward Turville, a managing director of REMS and portfolio manager of the Series, and Beach Investment Counsel, Inc., a registered investment adviser with approximately $309 million in assets under management, are control persons under the 1940 Act due to ownership interests of 50% and 30% respectively, of REMS.

For investment advisory services rendered, each sub-adviser is paid a monthly advisory fee at an annual rate of 0.55% of the average daily net assets under the sub-adviser's management.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Series' portfolio transactions) with respect to the portion of the Series' assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory agreement continues in effect for two years and then from year to year so long as continuance of each such agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of the Fund, performs certain administrative and accounting services for the Fund. For its services, the Fund pays RSMC a fee of 0.09% of the Portfolios' average daily net assets up to $1 billion; 0.07% of the next $500 million of average daily net assets; 0.05% of the next $500 million average daily net assets; and 0.03% of the Portfolios' average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the investment advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolio.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Fund and the Trust, providing services which include (1) auditing the

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annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) review of the annual Federal income tax returns filed on behalf of the Portfolios.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19809.

[TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890, serves as the Transfer agent and Dividend Paying Agent.]

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolio as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor Shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor Shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional Shares.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to a Portfolio (i) (by vote of a majority of the Trustees of the Portfolios who are not interested persons of the Portfolios and who have no direct or indirect financial interest in the operation of any 12b-1 Plan of the Portfolios or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of any Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to a Portfolio. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses. The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of a Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees, the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Portfolios, and for other distribution expenses.

Under the 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Portfolio of the distribution of its Investor Shares, such payments are authorized. The Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and sub-advisers place all portfolio transactions on behalf of the Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the investment adviser or sub-advisers. Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to a higher commission than the lowest available. Under Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or sub-adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                                  CAPITAL STOCK

The Fund issues three separate classes of shares. The Balentine Real Estate Portfolio offers Institutional and Investor Shares and the Balentine Premier Money Market Portfolio offers Service Shares. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Investor Shares bear Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid). The net income attributable to Investor Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class take separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for the Portfolio would be voted upon only by shareholders of the Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of a Portfolio for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase shares of a Portfolio through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at its offering price at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time). For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of shares of a Portfolio through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares of a Portfolio.

Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of a Portfolio, the Transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares of the Balentine Real Estate Portfolio through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares of the Balentine Premier Money Market Portfolio or Balentine Real Estate Portfolio through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Portfolios will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of a Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.


PRICING OF SHARES. The Balentine Premier Money Market Portfolio's securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Premier Money Market Series' securities based upon their amortized cost and the accompanying maintenance of the Balentine Premier Money Market Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, the Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Series' holdings to determine whether the Balentine Premier Money Market Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.


Should the Balentine Premier Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if the Balentine Premier Money Market Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.


The net asset value per share is determined as of 2:00 p.m. Eastern time for the Premier Money Market Portfolio on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

The net asset value per share of the Balentine Real Estate Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern
Time) each day the Portfolio is open for business. The Balentine Real Estate Portfolio is open for business on days when the Exchange of PFPC are open for business.

In valuing the Balentine Real Estate Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by a Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the Balentine Real Estate Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Balentine Real Estate Portfolio. Calculation of the Balentine Real Estate Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from net investment income and distributions of short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers are declared and paid to shareholders annually for the Balentine Premier Money Market Portfolio and the Balentine Real Estate Portfolio.

                            TAXATION OF THE PORTFOLIO

GENERAL. Each Portfolio is treated as a separate corporation for Federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations, as well as meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. The Portfolios are permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned the shares in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by the Portfolios in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if shares of a Portfolio are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

It is anticipated that all or a portion of the dividends from the net investment income of each Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, a Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and
(3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Portfolios will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Portfolios may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in a Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Portfolios may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolios also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolios for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for Federal income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by the Portfolio with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by the Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for Federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by a Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Portfolio attempts to monitor its Section 988 transactions to minimize any adverse tax impact.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Portfolio on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing Federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in the Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the Federal income tax status of all distributions made during the year. In addition to Federal income tax, shareholders may be subject to state and local taxes on distributions from the Portfolios. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of the Portfolios may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of the Portfolio's expenses. These performance figures are calculated in the following manner:

A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the one, five and ten year periods (or for periods of a Portfolio's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                              T = (ERV/P)1/(n - 1)

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

                  Where: P    =   a hypothetical initial investment of $1,000

                         T    =   average annual total return

                         n    =   number of years

                         ERV  =   ending redeemable value: ERV is the value, at
                                  the end of the applicable period, of a
                                  hypothetical $1,000 investment made at the beginning of the applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of a Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

B. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of a Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)(n) = ATV(D)

                         Where:

                         P = a hypothetical initial payment of $1,000.

                         T = average annual total return (after taxes on
                             distributions).

                         n = number of years.

                         ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in a Portfolio during the periods is reflected.

Each Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. Each Portfolio assumes that the redemption has no tax consequences. Each Portfolio calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain).

The taxable amount and tax character of each distribution will be as specified by a Portfolio on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with Federal tax law. The Portfolio calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Portfolio has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

C. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of a Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1 + T)(n) = ATV(DR)

                         Where:

                         P = a hypothetical initial payment of $1,000.

                         T = average annual total return (after taxes on
                             distributions and redemption).

                         n = number of years.

                         ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected.

Each Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. Each Portfolio calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. Each Portfolio calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges).

Each Portfolio separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Portfolio includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. Each Portfolio does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Each Portfolio calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. Each Portfolio assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

YIELD CALCULATIONS. From time to time, a Portfolio may advertise its yield. Yield for the Portfolios is calculated by dividing a Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

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

                   YIELD = 2[((A-B)/CD + 1)(6)-1]

                   where:

                   a =  dividends and interest earned during the period;

                   b =  expenses accrued for the period (net of reimbursements);

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by a Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Balentine Premier Money Market Portfolio, including its corresponding Series for the fiscal year ended June 30, 2003, are set forth in the Annual Report to shareholders, including the notes thereto and the report of Ernst & Young, LLP thereon. The Annual Report is incorporated herein by reference.

The Balentine Real Estate Portfolio was first offered on July 1, 2003, and therefore does not have audited financial statements as of June 30, 2003.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing the Series, the investment adviser and sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser and sub-adviser expect to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with a Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. The Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

The Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

The Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

- The Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

- The Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

The Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

The Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

The Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the investment adviser or sub-adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

The Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

         - the Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

         - the Series will not write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit the Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value.

Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

The Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. The Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

The Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of the Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. The Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, the Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

The Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when the Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of the Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering the use of futures contracts and related options, particular note should be taken of the following:

         1. Successful use of futures contracts and related options will depend upon the investment advisers or sub-adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, the Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Series would continue to be required to make variation margin payments.

         4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

         6. As is the case with options, the Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, the Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Series' sub-advisers may use forward currency contracts, options, futures contracts, equity swaps and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the investment adviser or the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Series or which the investment adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the investment adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, the Series will not enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the investment adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the investment adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the investment adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

SWAP AGREEMENTS. The Series may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Series than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interests rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Series would calculate the obligations on a "net basis." Consequently, the Series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Series. The Series will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Series' total assets.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an investment adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:       Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:     Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:     Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA -    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ -   Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -    Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                            THE ROXBURY MID CAP FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2003

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's current prospectus, dated November 1, 2002, as amended from time to time. A copy of the current prospectus may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain financial professionals such as broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 497-2960.

The Fund and its corresponding master Series' audited financial statements for the fiscal year ended June 30, 2003, included in the Annual Report to shareholders, is incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION.......................................................     1
INVESTMENT POLICIES.......................................................     1
INVESTMENT LIMITATIONS....................................................     3
TRUSTEES AND OFFICERS.....................................................     4
CODE OF ETHICS............................................................    11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    12
INVESTMENT ADVISORY AND OTHER SERVICES....................................    13
ADVISORY SERVICES.........................................................    13
ADMINISTRATION AND ACCOUNTING SERVICES....................................    14
ADDITIONAL SERVICE PROVIDERS..............................................    14
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................    14
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    16
CAPITAL STOCK AND OTHER SECURITIES........................................    17
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    18
DIVIDENDS.................................................................    20
TAXATION OF THE FUND......................................................    20
CALCULATION OF PERFORMANCE INFORMATION....................................    23
FINANCIAL STATEMENTS......................................................    26
APPENDIX A-OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B-DESCRIPTION OF RATINGS.........................................   B-1

                               GENERAL INFORMATION

This Statement of Additional Information relates to the Class A, Class B and Class C shares of the Roxbury Mid Cap Fund (the "Fund"). All references to the Fund shall include references to the Series (as defined herein) in which the Fund invests. The Fund is a diversified series of WT Mutual Fund (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. The Trust was organized on June 1, 1994. The name of the Trust was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

                               INVESTMENT POLICIES

The Fund seeks to meet its investment objective of superior long-term growth of capital by investing all of its investable assets in the Mid Cap Series (the "Series") of WT Investment Trust I (the "Master Trust"), which has the same investment objective, policies and limitations as the Fund. The investment objectives may not be changed without shareholder approval.

The Mid Cap Series will invest at least 80% of its net assets in securities of companies with a market capitalization, at the time of purchase, within the capitalization range of companies that make up in the S&P MidCap 400 Index. This policy may be changed upon 60 days' written notice to shareholders.

The following information supplements the information concerning the Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Fund through its investment in the Series. Although the Fund invests principally in common stocks, it may make other kinds of investments from time to time.

AMERICAN DEPOSITARY RECEIPTS (ADRS). The Fund may invest in ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass-through to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. The Fund will not, under normal market conditions, invest more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Fund. Certain of these instruments are described below:

     - MONEY MARKET FUNDS. The Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets were to be invested in the aggregate in all investment companies.

     - U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government.

     - COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings."

     - BANK OBLIGATIONS. The Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposits, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the U. S. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, or if unrated, are determined by the adviser to be of comparable quality. See Appendix B "Description of Ratings." Should the rating of a security be downgraded subsequent to the Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. The Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. The Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund Portfolio and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of other mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Fund's investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from these limitations.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may purchase call options on securities that the adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held or in an attempt to enhance return. The Fund may write (sell) put and covered call options on securities in which it is authorized to invest. The Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of the Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") or an exemption from registration. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A .

SECURITIES LENDING. The Fund may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund's total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITION. The Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.

                             INVESTMENT LIMITATIONS

The Fund and the Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or redemptions of shares will not be considered a violation of the limitation.

The Fund will not as a matter of fundamental policy:

     1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

     2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. borrow money, provided that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of the Fund's total assets;

     4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

     5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

     6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

     7. purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

     8.  issue senior securities, except to the extent permitted by the 1940
         Act.

The investment limitations described above do not prohibit the Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company similar to the Series.

The following non-fundamental policies apply to the Fund and may be changed by the Board of Trustees without shareholder approval. The Fund will not:

     1.  make short sales of securities except short sales against the box;

     2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; provided that the Fund may make initial and variation deposits in connection with permitted transactions in options or future; or

     3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees of the Trust supervises the management, activities and affairs of the Trust and has approved contracts with various financial organizations to provide the day-to-day management of the Fund. The Board of Trustees is responsible for protecting the interests of shareholders. The following tables present certain information regarding the Board of Trustees of the Trust. All persons named as Trustees and officers also serve in a similar capacity for the Master Trust. Each person listed under "Interested Trustees" below is an "interested person" of any of the foregoing within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment adviser, the Trust or the Master Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Trust and the Master Trust, collectively. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                      PRINCIPAL             FUND             OTHER
                               POSITION(S)      TERM OF OFFICE      OCCUPATION(S)          COMPLEX        DIRECTORSHIPS
                                HELD WITH       AND LENGTH OF        DURING PAST         OVERSEEN BY         HELD BY
NAME AND DATE OF BIRTH            TRUST          TIME SERVED         FIVE YEARS            TRUSTEE           TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(1)       Trustee, Chief   Shall serve until    Chief Investment          57           Rodney Square
Date of Birth: 2/49          Executive        death, resignation   Officer of                             Management
                             Officer,         or removal.          Wilmington Trust                       Corporation
                             President and    Trustee, President   Company since                          (registered
                             Chairman of      and Chairman of      February 1996.                         investment
                             the Board        the Board since                                             adviser);
                                              October 1998.                                               Wilmington Low
                                                                                                          Volatility Fund of
                                                                                                          Funds (closed-end
                                                                                                          registered investment
                                                                                                          company)
-------------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR.(2)  Trustee          Shall serve until    Managing Director         57           None
Date of Birth:  11/36                         death, resignation   and Senior
                                              or removal.          Portfolio Manager,
                                              Trustee since        Roxbury Capital
                                              October 1999.        Management LLC
                                                                   since 1998. Prior
                                                                   to 1998, Principal,
                                                                   Roger Engemann &
                                                                   Associates
                                                                   (investment
                                                                   management firm).
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Christian is an Interested Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Master Trust.

(2) Mr. Richards is an Interested Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Master Trust.

INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                       PRINCIPAL            FUND               OTHER
                              POSITION(S)        TERM OF OFFICE       OCCUPATION(S)        COMPLEX          DIRECTORSHIPS
                               HELD WITH         AND LENGTH OF         DURING PAST       OVERSEEN BY           HELD BY
NAME AND DATE OF BIRTH           TRUST            TIME SERVED          FIVE YEARS          TRUSTEE             TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                   Trustee        Shall serve until    Founder and              57          N/A
Date of Birth: 3/44                            death, resignation   co-manages, R. H.
                                               or removal.          Arnold & Co., Inc.
                                               Trustee since May    (investment banking
                                               1997.                company) since 1989.
-------------------------------------------------------------------------------------------------------------------------------
ERIC BRUCKER                    Trustee        Shall serve until    Dean, School of          57          Wilmington Low
Date of Birth: 12/41                           death, resignation   Business                             Volatility Fund of
                                               or removal.          Administration of                    Funds (closed-end
                                               Trustee since        Widener University                   registered investment
                                               October 1999.        since July 2001.                     company)
                                                                    Prior to that,
                                                                    Dean, College of
                                                                    Business, Public
                                                                    Policy and
                                                                    Health at the
                                                                    University of
                                                                    Maine from
                                                                    September 1998
                                                                    to June 2001,
                                                                    and Dean, School
                                                                    of Management at
                                                                    the University
                                                                    of Michigan
                                                                    prior to
                                                                    September 1998.
-------------------------------------------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO            Trustee        Shall serve until    Consultant,              57          Kalmar Pooled
Date of Birth: 3/43                            death, resignation   financial services                   Investment
                                               or removal.          organizations from                   Trust and
                                               Trustee since        1997 to present;                     Independence
                                               October 1998.        Interim President,                   Blue Cross
                                                                    LaSalle University                   (insurance);
                                                                    from 1998 to 1999;                   Fotoball,
                                                                    President and Chief                  U.S.A.
                                                                    Executive Officer,                   (sporting and
                                                                    Philadelphia Stock                   athletics goods
                                                                    Exchange from 1981                   manufacturer);
                                                                    to 1997.                             DaisyTek
                                                                                                         International
                                                                                                         (wholesale
                                                                                                         paper
                                                                                                         and
                                                                                                         paper
                                                                                                         products);
                                                                                                         and
                                                                                                         Selas
                                                                                                         Corporation
                                                                                                         of
                                                                                                         America
                                                                                                         (industrial
                                                                                                         furnaces
                                                                                                         and
                                                                                                         ovens);
                                                                                                         Wilmington Low
                                                                                                         Volatility Fund of
                                                                                                         Funds (closed-end
                                                                                                         registered investment
                                                                                                         company)
-------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                       PRINCIPAL            FUND               OTHER
                             POSITION(S)       TERM OF OFFICE        OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
                             HELD WITH          AND LENGTH OF        DURING PAST         OVERSEEN BY          HELD BY
NAME AND DATE OF BIRTH         TRUST             TIME SERVED         FIVE YEARS            TRUSTEE            TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN JR.              Trustee         Shall serve until     Self-employed             57            Manville
Date of Birth: 5/35                          death, resignation    financial consultant                    Personal Injury
                                             or removal.           since 1991.                             Settlement
                                             Trustee since                                                 Trust and
                                             October 1999.                                                 WHX
                                                                                                           Corporation
                                                                                                           (industrial
                                                                                                           manufacturer)
---------------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II          Trustee        Shall serve until     Managing Partner,         57                 N/A
Date of Birth: 9/44                          death, resignation    Mariemont Holdings,
                                             or removal.           LLC, (real estate
                                             Trustee since         holding and
                                             October 1999.         development
                                                                   company) since 1980.

---------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN              Trustee        Shall serve until     Retired since 1993.       57                 N/A
Date of Birth: 5/32                          death, resignation
                                             or removal.
                                             Trustee since
                                             August 1999.

---------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT               Trustee        Shall serve until     Dean and Professor        57             St. Thomas
Date of Birth: 4/51                          death, resignation    of Law, Villanova                        More Society of
                                             or removal.           University School                        Pennsylvania;
                                             Trustee since         of Law since July                        Wilmington Low
                                             November 2001.        1997.  Associate                         Volatility Fund
                                                                   Dean for                                 of Funds (closed
                                                                   Academic                                -end registered
                                                                   Affairs,                                 investment
                                                                   University of                            company)
                                                                   Maryland School
                                                                   of Law from 1994
                                                                   to 1997.
-----------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Trust, the Master Trust, Roxbury Capital Management, LLC ("Roxbury" or the "adviser"), the Distributor or of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

-------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                          PRINCIPAL             FUND            OTHER
                                POSITION(S)      TERM OF OFFICE         OCCUPATION(S)         COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND DATE OF        HELD WITH       AND LENGTH OF           DURING PAST        OVERSEEN BY        HELD BY
          BIRTH                    TRUST          TIME SERVED            FIVE YEARS           TRUSTEE          TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG                Vice President    Shall serve at the    Vice President,           N/A             N/A
1100 North Market Street                        pleasure of the       Wilmington Trust
Wilmington, DE 19890                            Board and until       Company since 1986;
Date of Birth: 12/54                            successor is          and Vice President
                                                elected and           and Director,
                                                qualified.            Rodney Square
                                                Officer since         Management
                                                October 1998.         Corporation since
                                                                      2001.
-------------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.          Vice              Shall serve at the    Vice President,           N/A             N/A
1100 North Market Street      President         pleasure of the       Rodney Square
Wilmington, DE 19890                            Board and until       Management
Date of Birth: 1/57                             successor is          Corporation since
                                                elected and           1992.
                                                qualified.
                                                Officer since
                                                November 1999.

-------------------------------------------------------------------------------------------------------------------------
FRED FILOON                   Vice President    Shall serve at the    Senior Vice               N/A             N/A
520 Madison Avenue                              pleasure of the       President, Cramer
New York, NY 10022                              Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                             successor is          LLC since 1989.
                                                elected and
                                                qualified.
                                                Officer since
                                                August 2000.
-------------------------------------------------------------------------------------------------------------------------
JOHN R. GILES                 Vice              Shall serve at the    Senior Vice               N/A             N/A
1100 North Market Street      President/        pleasure of the       President,
Wilmington, DE 19890          Chief             Board and until       Wilmington Trust
Date of Birth: 8/57           Financial         successor is          Company since 1996.
                              Officer           elected and
                                                qualified.
                                                Officer since
                                                December 1999.
-------------------------------------------------------------------------------------------------------------------------
Executive Officers
-------------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                  Vice President    Shall serve at the    Vice President and        N/A             N/A
400 Bellevue Parkway          and Treasurer     pleasure of the       Director of
Wilmington, DE  19809                           Board and until       Investment
Date of Birth: 11/58                            successor is          Accounting and
                                                elected and           Administration of
                                                qualified.            PFPC Inc. since
                                                Officer since May     1999.  From 1986 to
                                                1999.                 April 1999,
                                                                      Controller for the
                                                                      Reserve Funds.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LEAH ANDERSON                 Secretary         Shall serve at the    Officer, Wilmington       N/A             N/A
1100 North Market Street                        pleasure of the       Trust Company since
Wilmington, DE 19890                            Board and until       1998.  Officer,
Date of Birth: 8/65                             successor is          Rodney Square
                                                elected and           Management
                                                qualified.            Corporation since
                                                Officer since         1992.
                                                October 2002.
-------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight management of the Fund. Currently the Board is comprised of nine individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2003. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2003, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) select the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2003, there were four meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Fund. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2003, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Trust, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Fund. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2002, there were no meetings of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2002.

                                                                     AGGREGATE DOLLAR RANGE
                                                                    OF EQUITY SECURITIES IN
                                                                  ALL REGISTERED INVESTMENT
                                                                 COMPANIES OVERSEEN BY TRUSTEE
                          DOLLAR RANGE OF EQUITY SECURITIES           WITHIN THE FAMILY OF
  NAME OF TRUSTEE                     IN THE FUND                     INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN                      None                            Over $100,000
WILLIAM P. RICHARDS                      None                                 None

INDEPENDENT TRUSTEES
ROBERT ARNOLD                            None                                 None
ERIC BRUCKER                             None                                 None
NICHOLAS GIORDANO                        None                           $10,001-$50,000
LOUIS KLEIN, JR.                         None                            Over $100,000
CLEMENT C. MOORE, II                     None                            Over $100,000
JOHN J. QUINDLEN                         None                            Over $100,000
MARK A. SARGENT                          None                                 None

As of December 31, 2002, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Roxbury or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

ADVISORY AGREEMENT APPROVAL. The Fund's assets are invested in a corresponding series of the Master Trust that has the same investment objectives, strategies and limitations as the Fund. Since the Fund operates as a "feeder fund" in a master/feeder structure with the Series, the Fund does not have an investment adviser that directly manages its assets. The Fund receives investment advisory services indirectly from the investment adviser of the Series. The Master Trust has retained Roxbury to manage the assets of the Series of the Master Trust. The adviser has been retained pursuant to an investment advisory agreement (the "Advisory Agreement") which has been approved by the Board of Trustees of the Master Trust, including the Independent Trustees. The Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Master Trust's Board of Trustees or by a majority of the outstanding voting securities of the Master Trust, and in either event, by a majority of the Independent Trustees of the Master Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Advisory Agreement, the Board considered many factors, including: (1) the Series' investment objective and long-term performance; (2) the adviser's management philosophy, personnel and processes; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; and (6) the range and quality of services provided to the Series, the Fund and their shareholders in addition to investment advisory services.

In assessing the investment adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew the Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Series and the Fund and the risks or other effects that could occur as a result of a decision to terminate or not renew the Advisory Agreement. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Fund.

The Board also considered the compensation and benefits received by the investment adviser. This includes fees received for services provided to the Fund by the investment adviser or its affiliates and research services received by the investment adviser from brokers that execute trades for the Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of the Series; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the investment adviser's relationship with the Trust and the Master Trust; performance and expenses of comparable funds; and the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of the Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Master Trust and working with the investment adviser on matters relating to the Trust and the Master Trust, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series and the investment adviser on an ongoing basis. The investment adviser provides information at each regular meeting of the Board, and furnishes additional reports in connection with the Board's formal review of the Advisory Agreement. Thus, the Board's evaluation of the Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; the Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser and its affiliates; compliance and audit reports concerning the Fund and the companies that service it; and relevant developments in the mutual fund industry.

Not all of the factors and considerations identified above are relevant to the Series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve the Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

The Advisory Agreement may be terminated by the Master Trust or the adviser on 60 days, written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Agreement and the fees paid to the adviser may be found under the heading "Investment Advisory and Other Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2003 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex.

                                                                                                     TOTAL
                                                PENSION OR RETIREMENT                           COMPENSATION
                               AGGREGATE        BENEFITS ACCRUED AS        ESTIMATED               FROM
                              COMPENSATION         PART OF TRUST        ANNUAL BENEFITS        FUND COMPLEX
INDEPENDENT TRUSTEE          FROM THE TRUST         EXPENSES            UPON RETIREMENT      PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert H. Arnold                $37,125                None                  None                 $49,500
Dr. Eric Brucker                $37,125                None                  None                 $49,500
Nicholas Giordano               $37,125                None                  None                 $49,500
Louis Klein, Jr.                $35,250                None                  None                 $47,000
Clement C. Moore, II            $35,250                None                  None                 $47,000
John J. Quindlen                $36,000                None                  None                 $48,000
Mark A. Sargent                 $37,125                None                  None                 $49,500

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, The Trust and Master Trust Roxbury has adopted a Code of Ethics.

The Code is intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among Roxbury, the Master Trust or the Trust. The Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. . Persons covered under the Code may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Series under certain circumstances.

Under the Joint Code of Ethics adopted by the Master Trust and the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Code of Ethics adopted by Roxbury, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Master Trust and the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

PROXY VOTING. The Board of Trustees has adopted proxy voting procedures and delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Series to the investment adviser, subject to the Board's continuing oversight. If the Series employs a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, the investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. The investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

The investment adviser and the Board have identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for the Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser or sub-adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of the Fund. As of October 10, 2003, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund were as follows:

MID CAP FUND (CLASS A)

Wilmington Trust FSB..............................28.34%
Judith West Edelman
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

Wilmington Trust FSB (FL).........................12.06%
FBO John C Houlsby
C/O Mutual Funds
P.O. Box 8882

Wilmington, DE 19899

Wilmington Trust Company..........................18.37%
FBO Justine Maccarone
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

As of October 10, 2003, the Trustees and officers as a group, owned less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                                ADVISORY SERVICES

Roxbury Capital Management, LLC ("Roxbury" or the "adviser"), 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser to the Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts. Wilmington Trust Corporation has controlling interest in Roxbury. An employee of Roxbury, Mr. Richards, serves as Trustee for the Trust. Under the Advisory Agreement, the Mid Cap Series pays a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.55% for the Fund's Class A shares and 2.30% for the Fund's Class B shares and Class C shares. This undertaking will remain in place until November 2015.

For its services as investment adviser to the Series, Roxbury received the following fees for the past three fiscal years:

                                                   FISCAL YEAR ENDED       FISCAL YEAR ENDED JUNE      FISCAL YEAR ENDED
                                                     JUNE 30, 2003                30, 2002               JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------------
FEES                                                   $  3,641                    $ 1,636                  $   263
------------------------------------------------------------------------------------------------------------------------
FEES WAIVED AND EXPENSES REIMBURSED                    $125,011                    $83,097                  $13,538
------------------------------------------------------------------------------------------------------------------------

Under the terms of the Advisory Agreement, Roxbury agrees to: (a) direct the investments of the Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in its prospectus and this Statement of Additional Information; (b) purchase and sell for the Series, securities and other investments consistent with the Series' investment objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all of its personnel performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Series and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Trust. The Trust or the adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Advisory Agreement.

The salaries of any officers and Trustees of the Trust who are affiliated with the adviser and the salaries of all personnel of the adviser performing services for the Fund relating to research, statistical and investment activities are paid by the adviser.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of the Trust, performs certain administrative and accounting services for the Fund and the Series. For its services, the Fund and the Series each pay RSMC a fee of ..09% of its average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million average daily net assets; and .03% of its average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of the Fund and maintaining records relating to the securities transactions of the Fund.

Prior to September 1, 2002, PFPC provided administrative and accounting services for the Fund and the Series.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Trust and the Master Trust, providing services which include (1) auditing the annual financial statements for the Fund and the Series, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Trust.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust and the Master Trust.

CUSTODIAN. Wilmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890, serves as the custodian.

TRANSFER AGENT. PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is located at 760 Moore Road, King of Prussia, PA 19406. Pursuant to an Amended and Restated Distribution Agreement for the Class B shares of the Trust and a Distribution Agreement for all other shares of the Trust (each a "Distribution Agreement"), the Distributor serves as the underwriter of the Trust's shares. The terms of each Distribution Agreement grant the Distributor the right to sell the shares of the Trust as agent for the Trust. Shares of the Trust are offered continuously.

Under the terms of each Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Class B and Class C shares of the Fund and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Fund's Class B and Class C shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Fund's Amended and Restated Distribution Plan for its Class B Shares ("Class B Plan") and Amended and Restated Distribution Plan for its Class C Shares ("Class C Plan"), each of which have been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Class A shares of the Fund.

Each Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under each agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of shares of the Fund.

The Distribution Agreement for the Fund's Class B shares became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.

Each Distribution Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Trust.

The Distributor will be compensated for distribution services according to the Class B Plan and the Class C Plan, regardless of the Distributor's expenses. The Class B Plan and Class C Plan provide that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B shares' average net assets as compensation for the Distributor's role in the distribution of the Fund's Class B shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets to the Fund's Class C shares (or such lesser amount as may be established by a majority of the Board of Trustees, including a majority of the Independent Trustees) as compensation for the Distributor's role in the distribution of the Fund's Class C shares.

Under the Class B Plan and Class C Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized. The Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan or Class C Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Class A shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waiver" in the prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the Distributor and may be used either to promote the sale of the Fund's shares or to compensate the Distributor for its efforts to sell the shares of the Fund.

                                                                                              DEALER REALLOWANCE
                                     AS A PERCENTAGE OF        AS A PERCENTAGE OF             AS A PERCENTAGE OF
    YOUR INVESTMENT                    OFFERING PRICE           YOUR INVESTMENT                 OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
$50,000 and less                           5.50%                     5.82%                          5.00%
----------------------------------------------------------------------------------------------------------------
$50,000 up to $150,000                     5.00%                     5.26%                          4.50%
----------------------------------------------------------------------------------------------------------------
$150,000 up to $250,000                    4.50%                     4.71%                          4.00%
----------------------------------------------------------------------------------------------------------------
$250,000 up to $500,000                    3.50%                     3.63%                          3.00%
----------------------------------------------------------------------------------------------------------------
$500,000 up to $1,000,000                  3.00%                     3.09%                          2.75%
----------------------------------------------------------------------------------------------------------------
Over $1,000,000                            0.00%                     0.00%                          0.00%
----------------------------------------------------------------------------------------------------------------


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The adviser places all portfolio transactions on behalf of the Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Any debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During the fiscal years ended June 30, 2003 and 2002, the Series paid the following brokerage commissions:

                                  12 MONTHS ENDED        12 MONTHS ENDED
                                  6/30/03                6/30/02
ROXBURY MID CAP SERIES            $2,249                 $1,281


The variation in brokerage commissions paid by the Series for the fiscal year ended June 30, 2003, as compared to the prior fiscal year, was due to a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

BROKERAGE SELECTION. The primary objective of the adviser in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the adviser.

Section 28(e) of the Securities Exchange Act of 1934 provides that the adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or [the adviser's] overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with the adviser's personnel with respect to computerized systems and data furnished to the adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the adviser since the broker-dealers used by the adviser tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the adviser with a diverse perspective on financial markets. Research services provided to the adviser by broker-dealers are available for the benefit of all accounts managed or advised by the adviser or by its affiliates. The adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. During the fiscal years ended June 30, 2003 and 2002, the Series directed transactions and paid brokerage commissions because of research services provided in the following amounts:

                           12 MONTHS ENDED 6/30/03                  12 MONTHS ENDED 6/30/02
                           -----------------------                  -----------------------
                       TRANSACTIONS        COMMISSIONS          TRANSACTIONS           COMMISSIONS
                       DIRECTED            PAID                 DIRECTED               PAID
Mid Cap Series         $0                  $857                 $283,877.97            $615.20

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of the adviser's other clients may have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated among the Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated among the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues three separate classes of shares of the Fund, Class A, Class B and Class C. The shares of the Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B and Class C shares bear Rule 12b-1 distribution expenses of 0.75% of the average net assets of the respective Class B and Class C shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Each Class bears a shareholder service fee of 0.25% of the average net assets of the Class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees; accordingly, the net asset value of Class A, Class B and Class C shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES.

By Mail: You or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to "Roxbury Mid Cap Fund", along with a completed application (included at the end of the prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

By regular mail                      By overnight mail
---------------                      -----------------
Roxbury Funds                        Roxbury Funds
c/o PFPC Inc.                        c/o PFPC Inc.
P.O. Box 9814                        760 Moore Road
Providence, RI  02940                King of Prussia, PA 19406

By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

Individual Retirement Accounts: You may purchase shares of the Fund for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing the Fund IRA, call the transfer agent at (800) 497-2960. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment). You may elect to invest the specified amount monthly, bi-monthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. To obtain an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 497-2960.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paycheck will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the adviser or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES.

You or your financial intermediary may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt.

By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. When the Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. You can obtain one from most banking institutions or securities brokers, but not from a Notary Public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

By regular mail                      By overnight mail
---------------                      -----------------
Roxbury Funds                        Roxbury Funds
c/o PFPC Inc.                        c/o PFPC Inc.
P.O. Box 9814                        760 Moore Road
Providence, RI  02940                King of Prussia, PA 19406

By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However, there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own Fund shares with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bi-monthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. All the redemptions of Fund shares, including bi-monthly redemptions of Fund shares, will be effected at the NAV determined on or about the 25th day of the month.

Additional Information Regarding Redemptions: If shares to be redeemed represent a recent investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than your cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund's securities or to determine the value of the Fund's net assets, or (d) ordered by a government body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the Fund. If payment is made in securities, you may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash account up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

The net asset value per share of the Fund is determined by dividing the value of the Fund's net assets by the total number of that Fund's shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. A Fund is considered to be open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve Bank are open for business.

In valuing the Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends, if any, from the Fund's net investment income and distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUND

GENERAL. The Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and at least 90% of its net income from tax-exempt obligations as well as several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If the Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

The Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. The Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares of the Fund.

If the Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by you on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to you for the year in which that December 31 falls.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, you will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

It is anticipated that all or a portion of the dividends from the net investment income of the Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of the Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

The Fund will inform shareholders within 60 days after its fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

Any loss realized by you on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by the Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles (see above). If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences to it of an investment in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from the Fund. You should consult your tax advisor regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of the Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses. These performance figures are calculated in the following manner:

AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the 1, 5 and 10 year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                   T        =       (ERV/P)1/(n - 1)

          Where:   P        =       a hypothetical initial investment of $1,000

                   T        =       average annual total return

                   n        =       number of years

                   ERV      =       ending redeemable value: ERV is
                                    the value, at the end of the
                                    applicable period, of a hypothetical
                                    $1,000 investment made at the
                                    beginning of the applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable 'ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                   P(1+T)(n) = ATV(D)

          Where:   P        =       a hypothetical initial payment of $1,000.

                   T        =       average annual total return (after taxes on
                                    distributions).

                   n        =       number of years.

                   ATV(D)   =       ending value of a hypothetical
                                    $1,000 payment made at the beginning
                                    of the 1-, 5-, or 10-year periods at
                                    the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion),
                                    after taxes on fund distributions
                                    but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable 'ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1 + T)(n) = ATV(DR)

          Where:   P       =        a hypothetical initial payment of $1,000.

                   T       =        average annual total return (after taxes on
                                    distributions and redemption).

                   n       =        number of years.

                   ATV(DR) =        ending value of a hypothetical $1,000
                                    payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

          AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2003

CLASS A SHARES(1)                                      1 YEAR     SINCE INCEPTION(2)
                                                       -----------------------------
Before Taxes                                           (1.85)%         (5.65)%
After Taxes on Distributions                           (1.85)%         (5.89)%
After Taxes on Distributions and Redemptions           (1.14)%         (4.58)%

(1) Class B and Class C Shares are not currently being offered.

(2) Inception Date:  December 14, 2000.

YIELD CALCULATIONS. From time to time, the Fund may advertise its yield. Yield for the Fund is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                               YIELD = 2[((A-B)/CD + 1)(6)-1]

           where:   a     =    dividends and interest earned during the period;

                    b     =    expenses accrued for the period (net of
                               reimbursements);

                    c     =    the average daily number of shares outstanding
                               during the period that were entitled to receive dividends; and

                    d     =    the maximum offering price per share on the last
                               day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by the Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by the Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, the Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Fund's financial statements.

Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Fund.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper , Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, the Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Fund and the Series for the fiscal year ended June 30, 2003, as set forth in the Fund's Annual Report to shareholders, including the notes thereto and the report of Ernst & Young, LLP thereon, are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing the Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with the Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Fund will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. The Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

The Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

The Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

The Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

The Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

The Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

The Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

The Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

     1. the Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

     2. the Series will not write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of the Series' total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit the Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

     1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

     2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

     3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

     4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, that Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

     5. The Series' activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. The Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

The Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of the Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. The Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, the Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

     1. The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

     2. The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when the Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of the Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering the Series' use of futures contracts and related options, particular note should be taken of the following:

     1. Successful use by the Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, the Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Series intend to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Series would continue to be required to make variation margin payments.

     4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

     5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

     6. As is the case with options, the Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, the Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, the adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -   Leading market positions in well-established industries.

     -   High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND
                           CRM BROAD MARKET BOND FUND
                             CRM MUNICIPAL BOND FUND
                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                       OF
                                 WT MUTUAL FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Fund's current prospectus, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) CRM-2883.

Each Fund and its corresponding master Series' audited financial statements for the fiscal year ended June 30, 2003, included in the Annual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION ......................................................................................
INVESTMENT POLICIES ......................................................................................
INVESTMENT LIMITATIONS ...................................................................................
TRUSTEES AND OFFICERS.....................................................................................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................................................
INVESTMENT ADVISORY AND OTHER SERVICES....................................................................
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................................................
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................................................
CAPITAL STOCK AND OTHER SECURITIES........................................................................
PURCHASE, REDEMPTION AND PRICING OF SHARES................................................................
DIVIDENDS.................................................................................................
TAXATION OF THE FUNDS.....................................................................................
CALCULATION OF PERFORMANCE INFORMATION....................................................................
FINANCIAL STATEMENTS......................................................................................
APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES...................................   A-1
APPENDIX B -- DESCRIPTION OF RATINGS .....................................................................   B-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware business trust on June 1, 1994. The name of the Trust was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Trust has established the following funds described in this Statement of Additional Information: CRM Prime Money Market Fund, CRM Tax-Exempt Fund, CRM Broad Market Bond Fund, CRM Municipal Bond Fund, CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund (each a "Fund" and collectively the "Funds"). Each of these Funds issues Institutional and Investor Shares. The CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund also issue Retail Shares. Currently, only shares of CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund are being offered for sale. Each Fund is a diversified open-end investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Funds through their investment in corresponding master funds (the "Series"), which are series of WT Investment Trust I.

                               MONEY MARKET FUNDS

The "Money Market Funds" are the Prime Money Market Fund and the Tax-Exempt Fund. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Fund's price per share at $1.00. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major ratings services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market Fund seeks high current income, while preserving capital and liquidity. The Fund invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations. The Fund may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The Tax-Exempt Fund seeks high current interest income exempt from federal income taxes while preserving principal. Each Fund's investment objective may not be changed without shareholder approval.

BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly-owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

- BANKERS' ACCEPTANCES. The Prime Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

- CERTIFICATES OF DEPOSIT. The Prime Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

- TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. No Money Market Fund may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. Each Money Market Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Each Fund's investment of its assets in the corresponding Series pursuant to the master/feeder structure are excepted from these limitations.

MUNICIPAL SECURITIES. The Money Market Funds may invest in debt obligations issued by states, municipalities and public authorities (collectively "municipal securities") to obtain funds for various public purposes. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from UC federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

- GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects; including the construction or improvement of schools, highways and roads, and water and sewer systems.

- REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility; tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

- BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

- TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

- REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

- INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from UC federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement, such as a letter of credit.

- TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

-        CONSTRUCTION LOAN NOTES are sold to provide construction financing.
         After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association).

- PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

SECURITIES LENDING. Each Money Market Fund may from time to time lend their portfolio securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STAND-BY COMMITMENTS. Each Money Market Fund may invest in stand-by commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for stand-by commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Stand-by commitments purchased by the Funds will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a stand-by commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's net asset value. When payment for a when-issued security is due, a Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

                                 THE BOND FUNDS

The "Bond Funds" are the Broad Market Bond and the Municipal Bond Funds. RSMC, the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Funds' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.

The Broad Market Bond Fund seeks a high total return, consistent with high current income. The Fund will normally invest at least 85% of its total assets in various types of fixed income securities. This policy may be changed upon 60 days' written notice to shareholders.

The Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Fund will normally invest as least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' notice to shareholders. Each Fund's investment objective may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Broad Market Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by a Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity will be, in the case of the Broad Market Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Funds may fall within a broader range. Under those circumstances, the Broad Market Bond Fund may invest in fixed income securities with an average dollar-weighted duration of 2 to 10 years.

RSMC's goal in managing the Broad Market Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Broad Market Bond Fund is intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Funds should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Funds will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Funds' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Fund's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Fund, the municipal securities markets, including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, RSMC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

ASSET-BACKED SECURITIES. Each Bond Fund may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations.")

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Bond Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to the Fund and its shareholders.

Buy-back features include stand-by commitments, put bonds and demand features.

- STAND-BY COMMITMENTS. Each Bond Fund may acquire stand-by commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A stand-by commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the stand-by commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Stand-by commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

         Ordinarily, a Fund will not transfer a stand-by commitment to a third party, although the Fund may sell securities subject to a stand-by commitment at any time. A Fund may purchase stand-by commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

- PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

         In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

- DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Funds - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Funds may invest in investment company securities of open-end and closed-end investment company securities, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities.)

MONEY MARKET FUNDS. Each Bond Fund may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities.")

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property. Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semi-annually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -"interest only" or "IO" - and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

- GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

- REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility; tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

- MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

         Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

- RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

- PRIVATE ACTIVITY BONDS are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Funds may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes. These were previously described for the Money Market Funds (See "Money Market Funds - Municipal Securities.")

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Funds may use options and futures contracts. The Broad Market Bond Fund may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. The Bond Funds may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. Each Bond Fund may invest in repurchase agreements under the same guidelines as the Money Market Funds. (See "Money Market Funds -Repurchase Agreements.")

SECURITIES LENDING. Each Bond Fund may lend securities, which was previously described under "Money Market Funds - Securities Lending." The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a fund receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Funds. (See "Money Market Funds - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. The Bond Funds may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Funds - When-Issued Securities."

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account or earmark assets equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. The Bond Funds may invest in zero coupon bonds of government or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Fund:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and government agencies, including federal, state and local government agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in government spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and government agencies to reduce the costs of health insurance and health care services. Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Fund may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for each Series for the past 2 fiscal years were:

                                   12 MONTHS ENDED         12 MONTHS ENDED
                                       6/30/03                 6/30/02
                                   ---------------         ---------------
Broad Market Bond                        77%                     180%
Municipal Bond                           21%                      28%

                                THE EQUITY FUNDS

The "Equity Funds" are the Large Cap Value, the Mid Cap Value and the Small Cap Value Funds.

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. A Fund's investment objective may not be changed without shareholder approval.

The Large Cap Value Fund will invest its assets in the Large Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity or related securities of companies with a market cap, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. ("large cap company").

The Mid Cap Value Fund will invest its assets in the Mid Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity or related securities of companies with a market cap, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index ("mid cap company").

The Small Cap Value Fund will invest its assets in the Small Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity or related securities of companies with a market cap, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company").

The foregoing policies may be changed upon 60 days' written notice to shareholders.

CASH MANAGEMENT. The Equity Fund may invest in cash and cash equivalents, including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

    - MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of money market mutual funds within the limits prescribed by the 1940 Act. (See "Money Market Funds-Investment Company Securities.")

    - U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Funds. (See "Money Market Funds - U.S. Government Obligations.")

    - COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser to be of comparable quality.

    - BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Equity Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Fund may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Funds may invest in investment company securities of open-end and closed-end investment company securities, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities".)

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each of the Equity Funds may purchase call options on securities that the adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 80% of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Fund may invest in repurchase agreements under the same guidelines as the Money Market Funds. (See "Money Market Funds - Repurchase Agreements.")

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Funds may invest up to 15% of its net assets in illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Fund may lend securities subject to the same conditions applicable to the Bond Funds. (See "Bond Funds - Securities Lending.")

TEMPORARY DEFENSIVE POSITION. Each Equity Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

                                   12 MONTHS ENDED         12 MONTHS ENDED
                                       6/30/03                 6/30/02
                                   ---------------         ---------------
Large Cap Value                          87%                     100%
Mid Cap Value                           142%                     143%
Small Cap Value                          74%                      61%

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds and their corresponding Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET FUNDS:

Each Money Market Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations; and
         (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however, the Prime Money Market Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or 8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Money Market Funds, and the Board of Trustees may change them without shareholder approval.

Each Money Market Fund will not:

1.       make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND FUNDS:

Each Bond Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Bond Funds and may be changed by the Board of Trustees without shareholder approval. Each Bond Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY FUNDS:

Each Equity Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, however the Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund's assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. The Funds additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. The Funds additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act, however the Funds may borrow money subject to their investment limitation on borrowing.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Equity Funds, and the Board of Trustees may change them without shareholder approval. Each Equity Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, however the Funds may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the management, activities and affairs of the Trust and has approved contracts with various financial organizations to provide the day-to-day management of the Series. The Board of Trustees is responsible for protecting the interests of shareholders. The following tables present certain information regarding the Board of Trustees of the Trust. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Master Trust"). Each person listed under "Interested Trustees" below is an "interested person" of the Series' investment advisers, the Trust or the Master Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers, the Trust or the Master Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Trust and the Master Trust, collectively. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                              [CONFORM TO WILM SAI]

INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                      PRINCIPAL        PORTFOLIOS IN     OTHER
                                POSITION(S)     TERM OF OFFICE      OCCUPATION(S)      FUND COMPLEX   DIRECTORSHIPS
                                HELD WITH        AND LENGTH OF        DURING PAST        OVERSEEN BY    HELD BY
NAME AND DATE OF BIRTH            TRUST           TIME SERVED         FIVE YEARS           TRUSTEE      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(1)            Trustee,    Shall serve until   Chief Investment          57        RSMC
Date of Birth: 2/49            President and  death, resignation  Officer of                          (registered
                                Chairman of   or removal.         Wilmington Trust                    investment
                                 the Board    Trustee, President  Company since                       adviser)
                                              and Chairman of     February 1996.
                                              the Board since
                                              October 1998.
----------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR.(2)       Trustee     Shall serve until   Managing Director         57        None
Date of Birth:  11/36                         death, resignation  and Senior
                                              or removal.         Portfolio Manager,
                                              Trustee since       Roxbury Capital
                                              October 1999.       Management LLC
                                                                  since 1998. Prior
                                                                  to 1998, Principal,
                                                                  Roger Engemann &
                                                                  Associates
                                                                  (investment
                                                                  management firm).
----------------------------------------------------------------------------------------------------------------------

(1) Mr. Christian is an "Interested Trustee", by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Master Trust.

(2) Mr. Richards is an "Interested Trustee" by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Master Trust.

INDEPENDENT TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                      PRINCIPAL        PORTFOLIOS IN     OTHER
                                POSITION(S)     TERM OF OFFICE      OCCUPATION(S)      FUND COMPLEX   DIRECTORSHIPS
                                HELD WITH        AND LENGTH OF        DURING PAST        OVERSEEN BY    HELD BY
NAME AND DATE OF BIRTH            TRUST           TIME SERVED         FIVE YEARS           TRUSTEE      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                     Trustee     Shall serve until   Founder and               57             N/A
Date of Birth: 3/44                           death, resignation  co-manages, R. H.
                                              or removal.         Arnold & Co., Inc.
                                              Trustee since May   (investment banking
                                              1997.               company) since 1989.
----------------------------------------------------------------------------------------------------------------------
ERIC BRUCKER                      Trustee     Shall serve until   Dean, School of           57             N/A
Date of Birth: 12/41                          death, resignation  Business
                                              or removal.         Administration of
                                              Trustee since       Widener University
                                              October 1999.       since July 2001.
                                                                  Prior to that,
                                                                  Dean, College of
                                                                  Business, Public
                                                                  Policy and
                                                                  Health at the
                                                                  University of
                                                                  Maine from
                                                                  September 1998
                                                                  to June 2001,
                                                                  and Dean, School
                                                                  of Management at
                                                                  the University
                                                                  of Michigan
                                                                  prior to
                                                                  September 1998.
----------------------------------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO              Trustee     Shall serve until   Consultant,               57        Kalmar Pooled
Date of Birth: 3/43                           death, resignation  financial services                  Investment
                                              or removal.         organizations from                  Trust and
                                              Trustee since       1997 to present;                    Independence
                                              October 1998.       Interim President,                  Blue Cross
                                                                  LaSalle University                  (insurance);
                                                                  from 1998 to 1999;                  Fotoball,
                                                                  President and Chief                 U.S.A.
                                                                  Executive Officer,                  (sporting and
                                                                  Philadelphia Stock                  athletics goods
                                                                  Exchange from 1981                  manufacturer);
                                                                  to 1997.                            DaisyTek
                                                                                                      International
                                                                                                      (wholesale
                                                                                                      paper and
                                                                                                      paper products);
                                                                                                      and Selas
                                                                                                      Corporation
                                                                                                      of America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                      PRINCIPAL        PORTFOLIOS IN     OTHER
                                POSITION(S)     TERM OF OFFICE      OCCUPATION(S)      FUND COMPLEX   DIRECTORSHIPS
                                HELD WITH        AND LENGTH OF        DURING PAST        OVERSEEN BY    HELD BY
NAME AND DATE OF BIRTH            TRUST           TIME SERVED         FIVE YEARS           TRUSTEE      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN JR.                   Trustee     Shall serve until   Self-employed             57        Manville
Date of Birth: 5/35                           death, resignation  financial                           Personal Injury
                                              or removal.         consultant since                    Settlement
                                              Trustee since       1991.                               Trust and WHX
                                              October 1999.                                           Corporation
                                                                                                      (industrial
                                                                                                      manufacturer)
----------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II              Trustee     Shall serve until   Managing Partner,         57              N/A
Date of Birth: 9/44                           death, resignation  Mariemont Holdings,
                                              or removal.         LLC, (real estate
                                              Trustee since       holding and
                                              October 1999.       development
                                                                  company) since 1980.
----------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN                  Trustee     Shall serve until   Retired since 1993.       57              N/A
Date of Birth: 5/32                           death, resignation
                                              or removal.
                                              Trustee since
                                              August 1999.
----------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                   Trustee     Shall serve until   Dean and Professor        57        St. Thomas More
Date of Birth: 4/51                           death, resignation  of Law, Villanova                   Society of
                                              or removal.         University School                   Pennsylvania.
                                              Trustee since       of Law since July
                                              November 2001.      1997.  Associate
                                                                  Dean for
                                                                  Academic
                                                                  Affairs,
                                                                  University of
                                                                  Maryland School
                                                                  of Law from 1994
                                                                  to 1997.
----------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Trust, the Master Trust, any of the Series' advisers, the Distributor or of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                      PRINCIPAL         PORTFOLIOS IN     OTHER
                                POSITION(S)     TERM OF OFFICE      OCCUPATION(S)       FUND COMPLEX   DIRECTORSHIPS
NAME, ADDRESS AND               HELD WITH        AND LENGTH OF        DURING PAST         OVERSEEN BY    HELD BY
  DATE OF BIRTH                   TRUST           TIME SERVED         FIVE YEARS            TRUSTEE      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG                Vice President   Shall serve at the  Vice President,           N/A            N/A
1100 North Market Street                       pleasure of the     Wilmington Trust
Wilmington, DE 19890                           Board and until     Company since 1986;
Date of Birth: 12/54                           successor is        and Vice President
                                               elected and         and Director,
                                               qualified.          Rodney Square
                                               Officer since       Management
                                               October 1998.       Corporation since
                                                                   2001.
----------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.          Vice President   Shall serve at the  Vice President,           N/A            N/A
1100 North Market Street                       pleasure of the     Rodney Square
Wilmington, DE 19890                           Board and until     Management
Date of Birth: 1/57                            successor is        Corporation since
                                               elected and         1992.
                                               qualified.
                                               Officer since
                                               November 1999.
----------------------------------------------------------------------------------------------------------------------
FRED FILOON                   Vice President   Shall serve at the  Senior Vice               N/A            N/A
520 Madison Avenue                             pleasure of the     President, Cramer
New York, NY 10022                             Board and until     Rosenthal McGlynn,
Date of Birth: 3/42                            successor is        LLC since 1989.
                                               elected and
                                               qualified.
                                               Officer since
                                               August 2000.
----------------------------------------------------------------------------------------------------------------------
JOHN R. GILES                 Vice President   Shall serve at the  Senior Vice               N/A            N/A
1100 North Market Street                       pleasure of the     President,
Wilmington, DE 19890                           Board and until     Wilmington Trust
Date of Birth: 8/57                            successor is        Company since 1996.
                                               elected and
                                               qualified.
                                               Officer since
                                               December 1999.
----------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                      PRINCIPAL         PORTFOLIOS IN     OTHER
                                POSITION(S)     TERM OF OFFICE      OCCUPATION(S)       FUND COMPLEX   DIRECTORSHIPS
NAME, ADDRESS AND DATE          HELD WITH        AND LENGTH OF        DURING PAST        OVERSEEN BY     HELD BY
       OF BIRTH                   TRUST           TIME SERVED         FIVE YEARS           TRUSTEE       TRUSTEE
----------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                  Vice President  Shall serve at the   Vice President and        N/A            N/A
301 Bellevue Parkway          and Treasurer   pleasure of the      Director of
Wilmington, DE  19809                         Board and until      Investment
Date of Birth:  11/58                         successor is         Accounting and
                                              elected and          Administration of
                                              qualified.           PFPC Inc. since
                                              Officer since May    1999. From 1986 to
                                              1999.                April 1999,
                                                                   Controller for the
                                                                   Reserve Funds.
----------------------------------------------------------------------------------------------------------------------
LEAH ANDERSON                 Secretary       Shall serve at the   Officer, Wilmington       N/A            N/A
1100 North Market Street                      pleasure of the      Trust Company since
Wilmington, DE 19890                          Board and until      1998.  Officer,
Date of Birth: 8/65                           successor is         Rodney Square
                                              elected and          Management
                                              qualified.           Corporation since
                                              Officer since        1992.
                                              October 2002.
----------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight management of the Funds. Currently the Board is comprised of nine individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2003. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2003, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) select the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2003, there were four meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Funds. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2003, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Trust, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2003, there was no meetings of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2002.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL REGISTERED
                                                                          INVESTMENT COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY SECURITIES     TRUSTEE WITHIN THE FAMILY OF
   NAME OF TRUSTEE                           IN EACH FUND                       INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN                                                       Over $100,000
  Small Cap Value                     $50,001-$100,000

WILLIAM P. RICHARDS                   None                                None

INDEPENDENT TRUSTEES
ROBERT H. ARNOLD                      None                                None

DR. ERIC BRUCKER                      None                                None

NICHOLAS A. GIORDANO                                                      $10,001-$50,000
  Mid Cap Value                       $10,001-$50,000

LOUIS KLEIN, JR.                                                          Over $100,000
  Large Cap Value                     $50,001-$100,000
  Mid Cap Value                       $10,001-$50,000
  Small Cap Value                     $10,001-$50,000

CLEMENT C. MOORE, II                                                      Over $100,000
  Mid Cap Value                       Over $100,000
  Small Cap Value                     Over $100,000

JOHN J. QUINDLEN                      None                                Over $100,000
  Large Cap Value                     Over $100,000

MARK A. SARGENT                       None                                None

As of December 31, 2002, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Master Trust's advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

ADVISORY AGREEMENT APPROVAL. Each of the Fund's assets are invested in a corresponding series of the Master Trust that has the same investment objectives, strategies and limitations as the investing Fund. Since each Fund operates as a "feeder fund" in a master/feeder structure with a corresponding Series of the Master Trust, none of the Funds have an investment adviser that directly manages its assets. The Funds receive investment advisory services indirectly from the investment advisers of the Series. The Master Trust has retained Cramer Rosenthal McGlynn, LLC ("CRM") and Rodney Square Management Corporation ("RSMC") to manage the assets of certain series of the Master Trust. Each of these advisers has been retained pursuant to a separate investment advisory agreement (collectively, the "Advisory Agreements") which have been approved by the Board of Trustees of the Master Trust, including the Independent Trustees. Each Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Master Trust's Board of Trustees or by a majority of the outstanding voting securities of the Master Trust, and in either event, by a majority of the Independent Trustees of the Master Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Series' Advisory Agreements, the Board considered many factors, including: (1) the Series' investment objectives and long-term performance; (2) the adviser's management philosophy, personnel and processes;
(3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Fund, the Series and their shareholders in addition to investment advisory services; and (7) each Fund's relationship to other funds in the Fund Complex.

In assessing an investment adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Funds and the Series and the risks or other effects that could occur as a result of a decision to terminate or not renew an Advisory Agreement. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of an investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Fund.

The Board also considered the compensation and benefits received by the investment adviser. This includes fees received for services provided to a Series by the investment adviser or its affiliates and research services received by an investment adviser from brokers that execute trades for each Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of the Series; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the investment adviser's relationship with the Trust and the Master Trust; performance and expenses of comparable funds; and the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of the each Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Master Trust and working with the investment adviser on matters relating to the Trust and the Master Trust, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series and the investment adviser on an ongoing basis. The investment adviser provides information at each regular meeting of the Board, and furnishes additional reports in connection with the Board's formal review of the Advisory Agreements. Thus, the Board's evaluation of an Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; each Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; each Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Fund to the other funds in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Funds. Not all of the factors and considerations identified above are relevant to every Series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

Each Advisory Agreement may be terminated by the Master Trust or the applicable adviser on 60 days' written notice without penalty. Each Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Agreements and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2003 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex.


                                                                                              TOTAL
                               AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL   COMPENSATION FROM
                             COMPENSATION     BENEFITS ACCRUED AS      BENEFITS UPON    FUND COMPLEX PAID
  INDEPENDENT TRUSTEE       FROM THE TRUST   PART OF TRUST EXPENSES     RETIREMENT         TO TRUSTEES
----------------------------------------------------------------------------------------------------------
Robert H. Arnold                $37,125               None                 None              $49,500

Dr. Eric Brucker                $37,125               None                 None              $49,500

Nicholas A. Giordano            $37,125               None                 None              $49,500

Louis Klein, Jr.                $35,250               None                 None              $47,000

Clement C. Moore, II            $35,250               None                 None              $47,000

John J. Quindlen                $36,000               None                 None              $48,000

Mark A. Sargent                 $37,125               None                 None              $49,500

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, Master Trust and each investment adviser to the Series of the Trust has adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Master Trust or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Series under certain circumstances.

Under the Joint Code of Ethics adopted by RSMC, the Master Trust and the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Code of Ethics adopted by CRM, personal trading is subject to pre-clearance and other conditions set forth in its Code. On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Master Trust and the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

PROXY VOTING. The Board of Trustees has adopted proxy voting procedures and delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Series to each investment adviser, subject to the Board's continuing oversight. For those Series which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. An investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

The investment advisers and the Board have identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Each of the investment adviser's proxy voting procedures address these considerations and establish a framework for an investment adviser's consideration of a vote that would be appropriate for a Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which an investment adviser or sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser or sub-adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of that Fund. As of October 10, 2003, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

LARGE CAP VALUE FUND (INVESTOR SHARES)

Ronald H McGlynn                                                            6.80%
120 Whitehall Blvd
Garden City, NY 11530

Gladys Eisenstadt                                                           5.37%
1290 East 21st Street
Brooklyn, NY 11210

MID CAP VALUE FUND (INVESTOR SHARES)

Charles Schwab & Co Inc. - Mutual Funds                                     5.57%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Service                                                  8.07%

FBO Exclusive Benefit of our Customers
Attn: Mutual  Funds, 5th Floor
200 Liberty Street
New York, NY 10281

State Street Bank & Trust                                                   6.35%
FBO Citistreet Core Market
Battery March Park II
2 Pinehill Drive
Quincy, MA 02169

SMALL CAP VALUE FUND (INVESTOR SHARES)

Charles Schwab & Co Inc.                                                    8.74%
Special Custody Account
For the Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

American Express Trust Company                                             12.90%
FBO American Express Trust Retirement
Services Plans
P.O. Box 534
Minneapolis, MN 55440-0534

State Street Corporation                                                    7.28%
Trust Allmerica Financial 401K
Matched Savings Plan DTD 1/13/01
105 Rosemont Ave.
Westwood, MA 02090-2318

National Financial Services Corporation                                     5.89%
Attn: Mutual Funds 5th Floor
200 Liberty Street
New York, NY 10281-1003

Vanguard Fiduciary Trust                                                    5.08%
Dated 8/17/2001
Attn: Outside Funds
P.O. Box 2600
Valley Forge, PA 19482

MID CAP VALUE FUND (INSTITUTIONAL SHARES)

Charles Schwab & Co Inc.                                                   33.25%
Special Custody Account
For the Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

SMALL CAP VALUE FUND (INSTITUTIONAL SHARES)

Church Farm School Inc.                                                     5.25%
805 Pennsylvania Ave.

Kansas City, MO 64105

C Lawrence Connolly, John M Ryan &                                         20.74%
Gerald I Wilson Trustees
FBO Hewitt Associates
Deferred Compensation Plan
100 Half Day Road
Lincolnshire, IL 60069

MID CAP VALUE FUND (INSTITUTIONAL SHARES)

Charles Schwab & Co Inc.                                                   33.25%
Special Custody Account
FBO Customers
Attn. Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

MID CAP VALUE FUND (RETAIL SHARES)

ING Life Insurance and Annuity Company                                     99.99%
151 Farmington Ave., TN41
Hartford, CT 06156-1506

As of October 10, 2003, the Trustees and officers as a group, owned less than 1% of the outstanding shares of each class of a Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Prime Money Market, Tax-Exempt, Broad Market Bond and Municipal Bond Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation. Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, and Balentine and Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. CRM and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

The Prime Money Market Series and the Tax-Exempt Series each pay a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Broad Market Bond and Municipal Bond Series each pay a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the past three fiscal years, RSMC received the following fees for its services as investment adviser:

                                     12 MONTHS ENDED      12 MONTHS ENDED       12 MONTHS ENDED
                                         6/30/03              6/30/02               6/30/01
-----------------------------------------------------------------------------------------------
Prime Money Market Series              $10,780,391          $11,213,385           $10,433,544
-----------------------------------------------------------------------------------------------
Tax-Exempt Series                      $ 2,734,988          $ 2,737,675           $ 2,394,803
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Broad Market Bond Series               $   418,055          $   419,753           $   55,847(1)
-----------------------------------------------------------------------------------------------
Municipal Bond Series                  $   134,747          $    94,309           $   11,289(1)
-----------------------------------------------------------------------------------------------

(1) For the period May 9, 2001 to June 30, 2001.

RSMC waived the following fees for the period from May 9, 2001 through June 30, 2001 and the fiscal years ended June 30, 2002 and June 30, 2003:

                                    12 MONTHS ENDED       12 MONTHS ENDED        12 MONTHS ENDED
                                        6/30/03               6/30/02                6/30/01(1)
------------------------------------------------------------------------------------------------
Municipal Bond Series                   $51,519               $49,087                $24,454
------------------------------------------------------------------------------------------------

   (1) For the period May 9, 2001 to June 30, 2001.

Prior to May 9, 2001, Wilmington Trust Company ("Wilmington Trust") served as the adviser to the Broad Market Bond Series and the Municipal Bond Series. Wilmington Trust was entitled to receive a monthly fee from each Series, at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. Wilmington Trust received the following fees for the period from July 1, 2000 to May 9, 2001:

                                                            7/1/00 TO 5/9/01
----------------------------------------------------------------------------
Broad Market Bond Series                                        $281,121
----------------------------------------------------------------------------
Municipal Bond Series                                           $ 53,999
----------------------------------------------------------------------------

Wilmington Trust waived the following fees for the period from July 1, 2000 through May 9, 2001:

                                                            7/1/00 TO 5/9/01
----------------------------------------------------------------------------
Broad Market Bond Series                                        $108,377
----------------------------------------------------------------------------
Municipal Bond Series                                           $ 39,851
----------------------------------------------------------------------------

CRAMER ROSENTHAL MCGLYNN, LLC

CRM, 707 Westchester Avenue, White Plains, New York 10604, serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Value Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 29 years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the past three fiscal years, CRM received the following fees:

                                     12 MONTHS ENDED      12 MONTHS ENDED       12 MONTHS ENDED
                                         6/30/03              6/30/02               6/30/01
-----------------------------------------------------------------------------------------------
Large Cap Value Series                 $  260,508            $  425,733            $  449,744
-----------------------------------------------------------------------------------------------
Mid Cap Value Series                   $1,015,210            $  629,680            $  242,848
-----------------------------------------------------------------------------------------------
Small Cap Value Series                 $2,457,745            $2,579,092            $1,635,197
-----------------------------------------------------------------------------------------------

CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of each Fund to the extent that total annual operating expenses exceed 1.15% of the Institutional Shares' net assets, 1.50% of the Investor Shares' net assets and 1.65% of the Retail Shares' net assets. For the past three fiscal years, CRM reimbursed the following fees:

                                     12 MONTHS ENDED      12 MONTHS ENDED       12 MONTHS ENDED
                                         6/30/03              6/30/02               6/30/01
-----------------------------------------------------------------------------------------------
CRM Large Cap Value Fund                 $30,412              $10,402               $59,713
-----------------------------------------------------------------------------------------------
CRM Mid Cap Value Fund                   $     0              $     0               $78,136
-----------------------------------------------------------------------------------------------
CRM Small Cap Value Fund                 $     0              $     0               $     0
-----------------------------------------------------------------------------------------------

ADVISORY SERVICES. Under the terms of each Advisory Agreement, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Funds for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with the Series. The Master Trust and/or each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Advisory Agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees of the Trust who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Series relating to research, statistical and investment activities are paid by the adviser.

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, RSMC, an affiliate of the Trust, performs certain administrative and accounting services for the Funds and the Series. For its services, the Funds pay RSMC a fee of 0.09% of their average daily net assets up to $1 billion; 0.07% of the next $500 million of average daily net assets; 0.05% of the next $500 million of average daily net assets; and 0.03% of their average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund.

Prior to September 1, 2002, PFPC provided administrative and accounting services for the Funds and the Series.

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Trust and the Master Trust providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Retail Shares of the Funds. The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of the Funds' shares.

The Distribution Agreement terminates automatically in the event of an assignment. The agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Distribution Plan of a Fund or any agreements related to a Distribution Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Trust.

The Board of Trustees has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "Distribution Plan"). The Distributor will be compensated for distribution services according to the Funds' Distribution Plan regardless of the Distributor's expenses. The Distribution Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Distribution Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Retail Shares of each Fund's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has authorized annual payments of up to 0.15% of each Fund's average net assets.

Under the Distribution Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, are deemed to be indirect financing by a Fund of the distribution of its Retail Shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. The Distributor receives no underwriting commissions in connection with the sale of the Funds' Institutional and Investor Shares.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The advisers place all portfolio transactions on behalf of each Series, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During the fiscal years ended June 30, 2003, 2002 and 2001, each Series paid the following brokerage commissions:

                                     12 MONTHS ENDED      12 MONTHS ENDED       12 MONTHS ENDED
                                         6/30/03              6/30/02               6/30/01
                                     ---------------      ---------------       ---------------
Prime Money Market Series                  N/A                   N/A                   N/A
Tax-Exempt Series                          N/A                   N/A                   N/A
Broad Market Bond Series                   N/A                   N/A                   N/A
Municipal Bond Series                      N/A                   N/A                   N/A
Large Cap Value Series                 $  198,522            $  280,192             $271,295
Mid Cap Value Series                   $  914,855            $  678,656             $244,108
Small Cap Value Series                 $1,638,916            $1,157,309             $682,244

[The variation in brokerage commissions paid by the Mid Cap Value Series and Small Cap Value Series for the fiscal year ended June 30, 2003, as compared to the prior fiscal year, was due to a significant fluctuation in assets and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.]

BROKERAGE SELECTION. The primary objective of the advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

Section 28(e) of the Securities Exchange Act of 1934 provides that the advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or [the adviser's] overall responsibilities with respect to accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement an adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an adviser's personnel with respect to computerized systems and data furnished to the adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the advisers since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the advisers with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such adviser or by its affiliates. The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. During the fiscal year ended June 30, 2003, each Series directed transactions and paid brokerage commissions because of research services provided in the following amounts:

                                                    12 MONTHS ENDED 6/30/03
                                         TRANSACTIONS DIRECTED        COMMISSIONS PAID
                                         ---------------------        ----------------
Prime Money Market Series                         N/A                       N/A
Tax-Exempt Series                                 N/A                       N/A
Broad Market Bond Series                          N/A                       N/A
Municipal Bond Series                             N/A                       N/A
Large Cap Value Series                            $ 0                    $ 27,066
Mid Cap Value Series                              $ 0                    $ 84,343
Small Cap Value Series                            $ 0                    $101,583

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues three separate classes of shares, Institutional, Investor and Retail Shares, for each Fund. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(a) the Investor Shares pay a shareholder service fee of 0.25% of the average net assets of the Investor Shares of each Fund and (b) the Retail Shares (i) pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid) and
(ii) Retail Shares pay a shareholder service fee of 0.25% of the average net assets of the Retail Shares of each Fund. The net income attributable to Investor or Retail

Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Retail Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) CRM-2883. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bi-monthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund, at 2:00 p.m. Eastern time for the Prime Money Market, Fund, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) CRM-2883. (Available only to Investor Shares of the Funds.)

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will be automatically transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. A Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP. (Available only to Investor Shares of the Funds.)

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market and the Tax-Exempt Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bi-monthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. (Available only to Investor Shares of the Funds.)

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period for any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The Money Market Funds' securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Funds' securities based upon their amortized cost and the accompanying maintenance of the Funds' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies-Money Market Funds." In connection with the use of the amortized cost valuation technique, the Trust's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Funds' holdings to determine whether a Fund's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Fund incur or anticipate any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses, losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The net asset value per share is determined as of 12:00 p.m. Eastern time for the Tax-Exempt Fund and as of 2:00 p.m. Eastern time for Prime Money Market Fund on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

For the Bond Funds and the Equity Funds, the net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, and PFPC are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Funds are declared on each Business Day and paid to shareholders, generally on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semi-annual accounting period. A portion of the dividends paid by the Funds may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semi-annual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends, if any, from the Equity Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET FUNDS:

Distributions from the Money Market Funds' investment company taxable income, if any, are taxable to shareholders as ordinary income to the extent of the Funds' earnings and profits. Because the Funds' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND FUNDS:

Each Bond Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT FUND AND MUNICIPAL BOND FUND:

Each of these Funds will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Funds intend to continue to satisfy this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Fund's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for purposes of AMT. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Fund. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisor before purchasing a Fund's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses, in trade or business, a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Municipal Bond Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) - 1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

BROAD MARKET BOND FUND:

Interest and dividends received by the Broad Market Bond Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY FUNDS:

It is anticipated that all or a portion of the dividends from the net investment income of each Equity Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these

Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered a capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. Shareholders should consult their tax advisor regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

MONEY MARKET FUNDS:

         A. YIELD for a Money Market Fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                           Effective yield = [(Base Period Return + 1) to the
                  power of 365 divided by 7] - 1.

         C. TAX EQUIVALENT YIELD will be calculated by dividing that portion of the Fund's yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

         D. TAX EQUIVALENT EFFECTIVE YIELD will be calculated by dividing that portion of the Fund's effective yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

The Prime Money Market and the Tax-Exempt Fund were not operational as of the date of this SAI.

ALL FUNDS:

         A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the 1-, 5-and 10-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    T = (ERV/P)1/n - 1

Where:   P        =        a hypothetical initial investment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV      =        ending redeemable value: ERV is the value, at the
                           end of the applicable period, of a hypothetical
                           $1,000 investment made at the beginning of the applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

         B. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)(n) = ATV(D)

Where:   P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return (after taxes on
                           distributions)

         n        =        number of years

         ATV(D)   =        ending value of a hypothetical $1,000 payment made
                           at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

         C. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1+T)(n) = ATV(DR)

Where:   P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return (after taxes on
                           distributions and redemption)

         n        =        number of years

         ATV(DR)  =        ending value of a hypothetical $1,000 payment made
                           at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2003

                                                       1 YEAR      5 YEARS      10 YEARS    SINCE INCEPTION
                                                       ------      -------      --------    ---------------
BEFORE TAXES
Large Cap Value - Investor Shares                      0.53%         N/A          N/A           (0.42)%
Mid Cap Value - Investor Shares                       (1.07)%        N/A          N/A            10.53%
Mid Cap Value - Institutional Shares                  (0.78)%      12.70%         N/A            13.43%
Mid Cap Value - Retail Shares                           N/A          N/A          N/A            10.67%
Small Cap Value - Investor Shares                     (2.26)%       5.69%         N/A            13.17%
Small Cap Value - Institutional Shares                (1.98)%       5.95%         N/A            7.55%%
AFTER TAXES ON DISTRIBUTIONS
Large Cap Value - Investor Shares                      0.49%         N/A          N/A           (0.64)%
Mid Cap Value - Investor Shares                       (1.17)%        N/A          N/A             8.96%
Mid Cap Value - Institutional Shares                  (0.88)%      11.72%         N/A            12.52%
Mid Cap Value - Retail Shares                           N/A          N/A          N/A            10.35%
Small Cap Value - Investor Shares                     (3.11)%       4.73%         N/A            12.11%
Small Cap Value - Institutional Shares                (2.82)%       5.01%         N/A             6.67%
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
Large Cap Value - Investor Shares                      0.32%         N/A          N/A           (0.44)%
Mid Cap Value - Investor Shares                       (0.58)%        N/A          N/A             7.78%
Mid Cap Value - Institutional Shares                  (0.41)%      10.06%         N/A            10.78%
Mid Cap Value - Retail Shares                           N/A          N/A          N/A             6.51%
Small Cap Value - Investor Shares                     (1.02)%       4.27%         N/A            10.80%
Small Cap Value - Institutional Shares                (0.85)%       4.49%         N/A             5.87%

Inception Dates:  Large Cap Value Investor Shares -- August 25, 1998

                  Mid Cap Value Investor Shares -- September 20, 2000

                  Small Cap Value Investor Shares -- October 1, 1995

                  Mid Cap Value Institutional Shares -- January 6, 1998

                  Small Cap Value Institutional Shares -- January 27, 1998

                  Mid Cap Value Retail Shares - July 30, 2002

The Prime Money Market Fund, Tax-Exempt Fund, Broad Market Bond Fund and Municipal Bond Fund have not commenced operations and do not have any performance data available.

         D. YIELD CALCULATIONS. From time to time, an Equity or Bond Fund may advertise its yield. Yield for these Funds is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                               YIELD = 2[((A-B)/CD + 1)6-1]
           where:

                     a = dividends and interest earned during the period;

                     b = expenses accrued for the period (net of
                         reimbursements);

                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends;
                         and

                     d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii)
multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, a Money Market Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the Federal Deposit Insurance Corporation.

From time to time, in marketing and other literature, the Bond and Equity Funds' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as

Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the CRM Small Cap Value, Mid Cap Value and Large Cap Value Funds for the fiscal year ended June 30, 2003, are set forth in CRM Funds Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon. The annual reports are each incorporated herein by reference. The CRM Prime Money Market, Tax-Exempt, Broad Market Bond and Municipal Bond Funds have not yet commenced operations and are not currently being offered.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund's corresponding Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

         (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

         (2) no Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

         (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

         (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

         (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

         (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

         (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

         (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

         (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Funds' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:       Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:     Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:     Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                           PART C - OTHER INFORMATION

ITEM 23.          EXHIBITS.

(a)(i)            Amended and Restated Agreement and Declaration of Trust. (9)

(a)(ii)           Certificate of Trust dated June 1, 1994. (1)

(a)(iii) Certificate of Amendment to Certificate of Trust dated October 7, 1994.(2)

(a)(iv) Certificate of Amendment to Certificate of Trust dated October 20, 1998.(3)

(b)               Amended and Restated By-Laws.(9)

(c) See Articles III, VII, and VIII of Registrant's Amended and Restated Agreement and Declaration of Trust, located as noted in (a)(i) above.

(d)(i)(a) Advisory Agreement between WT Investment Trust I (the "Trust"), on behalf of the Prime Money Market Series, Premier Money Market Series, U.S. Government Series, Tax-Exempt Series, Large Cap Core Series, Small Cap Core Series, Short/Intermediate Bond Series, Short-Term Income Series, Broad Market Bond Series, Municipal Bond Series, International Multi-Manager Series, Real Estate Series, WT Balanced Series, Large Cap Quantitative Series, Large Cap Multi-Manager Series, Mid Cap Quantitative Series, Mid Cap Multi-Manager Series, Small Cap Quantitative Series, Small Cap Multi-Manager Series and Rodney Square Management Corporation ("RSMC").(4)

(d)(i)(b) Amended Schedules A and B to Advisory Agreement with RSMC is filed herewith.

(d)(ii) Advisory Agreement between the Trust, on behalf of the Large Cap Value Series, Small Cap Value Series and Mid Cap Value Series and Cramer Rosenthal McGlynn, LLC.(4)

(d)(iii)(a) Advisory Agreement between the Trust, on behalf of the WT Large Cap Growth Series, Mid Cap Series and Small Cap Growth Series, and Roxbury Capital Management, LLC ("Roxbury").(4)

(d)(iii)(b)       Amended Schedules A and B to Advisory Agreement with Roxbury.
                  (12)

(d)(iv) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Goldman Sachs Asset Management, L.P. ("GSAM") is filed herewith.

(d)(v) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Julius Baer Investment Management Inc. (11).

(d)(vi) Form of Sub-Advisory Agreement among the Trust, on behalf of the Real Estate Series, RSMC and AEW Management and Advisors,
                  L. P. ("AEW") is filed herewith.

(d)(vii) Form of Sub-Advisory Agreement among the Trust, on behalf of the Real Estate Series, RSMC and Real Estate Management Series Group LLC. ("REMS") is filed herewith.

(d)(viii) Advisory Agreement between WT Mutual Fund, on behalf of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund, and Wilmington Small Cap Core Portfolio and RSMC. (13)

(d)(ix) Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Quantitative Series, Mid Cap Quantitative Series and Small Cap Quantitative Series, RSMC and Parametric Portfolio Associates ("PPA"). (14)

(d)(x) Interim Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Quantitative Series, the Mid Cap Quantitative Series and the Small Cap Quantitative Series and Parametric Portfolio Associates LLC is filed herewith.

(d)(xi) Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Multi-Manager Series, RSMC and Armstrong Shaw Associates, Inc. ("ASA"). (14)

(d)(xii) Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Multi-Manager Series, RSMC and Montag & Caldwell, Inc. ("M&C"). (14)

(d)(xiii) Sub-Advisory Agreement among the Trust, on behalf of the Mid Cap Multi-Manager Series, RSMC and Bennett Lawrence Management, LLC ("BLM. (14)

(d)(xiv) Sub-Advisory Agreement among the Trust, on behalf of the Mid Cap Multi-Manager Series, RSMC and Eubel Brady and Suttman Asset Management, Inc. ("EBS"). (14)

(d)(xv) Sub-Advisory Agreement among the Trust, on behalf of the Mid Cap Multi-Manager Series, RSMC and Equity Investment Corporation ("EIC"). (14)

(d)(xvi) Sub-Advisory Agreement among the Trust, on behalf of the Small Cap Multi-Manager Series, RSMC and Batterymarch Financial Management, Inc. ("BFM"). (14)

(d)(xvii) Sub-Advisory Agreement among the Trust, on behalf of the Small Cap Multi-Manager Series, RSMC and Systematic Financial Management L.P. ("SFM"). (14)

(e)(i)(a)         Distribution Agreement with PFPC Distributors, Inc.(5)

(e)(i)(b) Amended Schedule A to the Distribution Agreement with PFPC Distributors, Inc. (14)

(e)(ii) Form of Amended and Restated Distribution Agreement with PFPC Distributors, Inc., for the Class B shares of the Roxbury Portfolios.(5)

(e)(iii)          Form of Broker-Dealer Agreement.(5)

(f)               Deferred Compensation Plan for Independent Trustees. (10)

(g)(i) Custody Agreement between the Fund and Wilmington Trust Company is filed herewith.

(g)(ii) Foreign Custody Agreement between the Trust and PFPC Trust Company is filed herewith.

(g)(iii) Sub-Custody Agreement among the Fund, Wilmington Trust Company and PFPC Trust Company (7).

(h)(i)(a)         Transfer Agency Agreement between the Fund and PFPC Inc. (4)

(h)(i)(b)         Amended Exhibit A to Transfer Agency Agreement with PFPC Inc.
                  (14)

(h)(i)(c)         Amendment to Transfer Agency Agreement with PFPC Inc. (11)

(h)(ii)(a) Administration and Accounting Services Agreement between the Fund and RSMC is filed herewith

(h)(ii)(b) Sub-Administration and Accounting Services Agreement among the Fund, RSMC and PFPC Inc. is filed herewith.

(h)(iii)          Shareholder Service Plan for the CRM Funds.(5)

(h)(iv)           Shareholder Service Plan for the Roxbury Funds.(5)

(h)(v) Shareholder Service Plan for the Wilmington Funds and Balentine Premier Money Market Portfolio. (10)

(h)(vi)           Shareholder Service Plan for the Retail Shares of the CRM
                  Funds.(11)

(h)(vii) Shareholder Service Plan for the Service Shares of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund and Small Cap Strategic Allocation. (13)

(i)               Not applicable.

(j)               Consent of Ernst & Young, LLP is filed herewith.

(k)               Not applicable.

(l)               None.

(m)(i)            Plan of Distribution Pursuant to Rule 12b-1. (14)

(m)(ii) Amended and Restated Distribution Plan for the Class B Shares of the Roxbury Funds.(6).

(m)(iii) Amended and Restated Distribution Plan for the Class C Shares of the Roxbury Funds.(6)

(n)(i)            Multiple Class Plan Pursuant to Rule 18f-3. (14)

(p)(i) Joint Code of Ethics among the Trust, WT Mutual Fund, RSMC and Wilmington Trust Company.(11)

(p)(ii) Code of Ethics of Cramer Rosenthal McGlynn, LLC is filed herewith.

(p)(iii)          Code of Ethics of Roxbury Capital Management, LLC. (4)

(p)(iv)           Code of Ethics of GSAM is filed herewith.

(p)(v)            Code of Ethics of JBIMI. (11)

(p)(vi)           Code of Ethics of AEW. (12)

(p)(vii)          Code of Ethics of REMS. (13)

(p)(viii)         Code of Ethics of PPA. (14)

(p)(ix)           Code of Ethics of ASA. (14)

(p)(x)            Code of Ethics of M&C. (14)

(p)(xi)           Code of Ethics of BLM. (14)

(p)(xii)          Code of Ethics of EBS. (14)

(p)(xiii)         Code of Ethics of EIC. (14)

(p)(xiv)          Code of Ethics of BFM. (14)

(p)(xv)           Code of Ethics of SFM. (14)

(q)(i)(a) Powers of Attorney for Robert H. Arnold, Eric Brucker, Nicholas A. Giordano, Louis Klein, Jr., Clement C. Moore, II, John J. Quindlen and William P. Richards. (7)

(q)(i)(b)         Power of Attorney for Mark A. Sargent. (8)

------------------------------------------

(1) Previously filed with the Securities and Exchange Commission (the "SEC") on Form N-1A on July 25, 1994 and incorporated herein by reference.

(2) Previously filed with the SEC with Pre-Effective Amendment No. 1 on Form N-1A of November 29, 1994 and incorporated herein by reference.

(3) Previously filed with the SEC with Post-Effective Amendment No. 10 on Form N-1A on November 1, 1999 and incorporated herein by reference.

(4) Previously filed with the SEC with Post-Effective Amendment No. 12 on Form N-1A on October 31, 2000 and incorporated herein by reference.

(5) Previously filed with the SEC with Post-Effective Amendment No. 13 on Form N-1A on February 23, 2001 and incorporated herein by reference.

(6) Previously filed with the SEC with Post-Effective Amendment No. 14 on Form N-1A on August 17, 2001 and incorporated herein by reference.

(7) Previously filed with the SEC with Post-Effective Amendment No. 15 on Form N-1A on November 1, 2001 and incorporated herein by reference.

(8) Previously filed with the SEC with Post-Effective Amendment No. 16 on Form N-1A on February 28, 2002 and incorporated herein by reference.

(9) Previously filed with the SEC with Post-Effective Amendment No. 17 on Form N-1A on June 10, 2002 and incorporated herein by reference.

(10) Previously filed with the SEC with Post-Effective Amendment No. 18 on Form N-1A on August 26, 2002 and incorporated herein by reference.

(11) Previously filed with the SEC with Post-Effective Amendment No. 19 on Form N-1A on October 25, 2002 and incorporated herein by reference.

(12) Previously filed with the SEC with Post-Effective Amendment No. 20 on Form N-1A on November 15, 2002 and incorporated herein by reference.

(13) Previously filed with the SEC with Post-Effective Amendment No. 21 on Form N-1A on April 28, 2003 and incorporated herein by reference.

(14) Previously filed with the SEC with Post-Effective Amendment No. 22 on Form N-1A on August 28, 2003 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

WILMINGTON TRUST CORPORATION AND SUBSIDIARIES

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Holding company for Wilmington Trust Company, Wilmington Trust of Pennsylvania, Wilmington Trust FSB and WT Investments, Inc., Rodney Square Management Corporation, Balentine Holdings, Inc. and Wilmington Trust (UK) Limited

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Delaware-chartered bank and trust company

Wilmington Trust FSB
One South Street, Suite 2160 Baltimore, Maryland 21202Federal savings bank headquartered in Maryland

Wilmington Trust of Pennsylvania
795 East Lancaster Avenue
Villanova, Pennsylvania
Commercial bank headquartered in Pennsylvania

WT Investments, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and an investment holding company

Brandywine Insurance Agency, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a licensed insurance agent and broker for life, casualty and property insurance

Brandywine Finance Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company which is a finance company

Brandywine Life Insurance Company, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a reinsurer of credit life insurance written in connection with closed-end consumer loans Wilmington Trust makes

Wilmington Trust SP Services, Inc.
(f/k/a Delaware Corporate Management, Inc.)
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities.

Wilmington Trust SP Services (Nevada), Inc.
(f/k/a Nevada Corporate Management, Inc.)
3773 Howard Hughes Parkway
Las Vegas, Nevada
A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Nevada holding companies and other Nevada entities

Rodney Square Management Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and a registered investment advisor

Wilmington Brokerage Services Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a registered broker-dealer and a registered investment advisor

100 West Tenth Street Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and maintains certain real estate on behalf of Wilmington Trust Company and Compton Realty Corporation

Compton Realty Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a partner in Rodney Square Investors, L.P., the partnership that holds title to the Wilmington Trust Center

Rodney Square Investors, L.P.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
49% owned by Compton Realty Corporation
Partnership that holds title to the Wilmington Trust Center

Drew-VIII-Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company

Siobain VI, Ltd.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company

WTC Corporate Services, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services

WT Services of Delaware, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides back-office and support services to Wilmington Trust Company and its affiliates

Wilmington Trust SP (Delaware) Services, Inc.
(f/k/a Organization Services, Inc.)
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust SP Services, Inc., that provides nexus and other services for Delaware holding companies and other Delaware entities

Special Services Delaware, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of - Wilmington Trust SP Services, Inc., a special purpose entity used to facilitate corporate transactions

Wilmington Trust Global Services, Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services

Wilmington Trust (Cayman), Ltd.
George Town, Cayman Islands, British West Indies
A subsidiary of Wilmington Trust Company that provides trust services

Wilmington Trust (Channel Islands), Ltd.
St. Helier, Jersey, Channel Islands
A subsidiary of Wilmington Trust Company that provides trust services

Balentine Holdings, Inc.
3455 Peachtree Road
Suite 2000
Atlanta, Georgia
A subsidiary of Wilmington Trust Corporation that holds our interest in Balentine Delaware Holding Company, LLC and owns Balentine Management, Inc.

Balentine Delaware Holding Company, LLC
3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
Owned by Balentine Holdings, Inc.
A registered investment adviser

Balentine & Company, LLC
3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
Owned by Balentine Delaware Holding Company, LLC
A registered broker-dealer and
a registered investment adviser

Balentine Management, Inc.
1100 North Market Street
Rodney Square North
Wilmington, DE 19890
A subsidiary of Balentine Holdings, Inc.

Wilmington Trust (UK) Limited
200 Aldersgate Street, London, EC1A 4JJ
A subsidiary of Wilmington Trust Corporation
Holding company

SPV Management Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of Wilmington Trust (UK) Limited that provides nexus and other services

SPV Advisors Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of Wilmington Trust (UK) Limited that serves as advisor to SPV Management Limited

Lord SPV Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of SPV Management Limited

SPV Management (Dublin) Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Management (Italia) SRL
Studio Tributare Deiure, Via Pontaccio 10, Milan, 20120, Italy
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Jersey Limited
Oak Walk, St. Peter, Jersey, JE3 7EF
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Cayman Limited
Q&H Corporate Services Ltd., Third Floor, Harbour Centre,
P.O. Box 1347, Georgetown, Grand Cayman, BWIO, Cayman Islands
A subsidiary of SPV Management Limited that provides nexus and other services

Bedell SPV Management (Jersey) Limited
26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands
51% owned by SPV Management Limited
Provides nexus and other services

WT Delaware Capital Corp.

WT Cayman Capital, Ltd.

Wilmington Investment Managers, Inc.
Rodney Square North
1100 North Market Street
Wilmington, DE

California Corporate Management, Inc.
Rodney Square North
1100 North Market Street
Wilmington, DE

AFFILIATES

Cramer Rosenthal McGlynn, LLC
White Plains, New York
A registered investment adviser
(69.144% equity interest owned by WT Investments, Inc.)

Roxbury Capital Management, LLC
Santa Monica, California
A registered investment adviser
(30% profits interest owned by WT Investments, Inc.
40% equity interest owned by WT Investments, Inc.)

Clemente Capital, Inc.
152 West 57th Street
New York, New York 10017
(24.9% equity interest owned by WT Investments, Inc.)

Balentine & Company of Tennessee, L.L.C.
113 Seaboard Lane 47.2% Franklin, Tennessee 37067( owned by Balentine Delaware Holding Company, LLC
A registered investment adviser)

Camden Partners Holdings, LLC
One South Street, Suite 215
Baltimore, MD  21202
(28.75% equity interest owned by WT Investments, Inc.
A registered investment adviser

ITEM 25.          INDEMNIFICATION.

The Registrant's Amended and Restated Agreement and Declaration of Trust (the "Agreement") and By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article IX of the Agreement filed as Exhibit 23(a)(i) and Article IX of the Registrant's By-laws filed as Exhibit 23(b)).

WT Investment Trust I (the "Trust") is party to an investment advisory agreement with each of Rodney Square Management Corporation, Cramer Rosenthal McGlynn, LLC and Roxbury Capital Management, LLC (each, an "Adviser"). Paragraph 8 of each of the foregoing investment advisory agreements provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under their respective agreements, the Adviser shall not be subject to liability to the Trust, any Series of the Trust or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust. Any liability of an Adviser to any series of the Trust shall not automatically impart liability on the part of such Adviser to any other series of the Trust or the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

The Trust is also party to a sub-advisory agreement with each of GSAM, JBIMI, REMS, PPA, ASA, M&C, BLM, EBS, EIC, BFM and SFM (each, a Sub-Adviser). Each of the foregoing sub-advisory agreements provides that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or Rodney Square Management Corporation, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty un its sub-advisory agreement.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)      Rodney Square Management Corporation ("RSMC")

         The only employment of a substantial nature of each of RSMC's directors and officers is with RSMC and its affiliated companies.

(ii)     Cramer Rosenthal McGlynn, LLC ("CRM")

         The only employment of a substantial nature of each of CRM's directors and officers is with CRM.

(iii)    Roxbury Capital Management, LLC ("Roxbury")

         The only employment of a substantial nature of each of Roxbury's directors and officers is with Roxbury.

(iv)     AEW Management and Advisors, L.P. ("AEW")

         The only employment of a substantial nature of each of AEW's directors and officers is with AEW.

(v)      Real Estate Management Services Group, LLC ("REMS").

         The only employment of a substantial nature of each of REMS' directors and officers is with REMS.

(vi) Goldman Sachs Asset Management, L.P. Set forth below are the names and businesses of certain managing directors of GSAM L.P who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name                    Position With Sub-Adviser       Other Affiliations

Henry M. Paulson, Jr.   Managing Director               Chairman, Chief Executive Officer And Director,
                                                        The Goldman Sachs Group, Inc.

Robert J. Hurst         Managing Director               Vice Chairman And Director, The Goldman Sachs
                                                        Group, Inc.,

John A. Thain           Managing Director               President, Co-Chief Operating Officer And
                                                        Director, The Goldman Sachs Group, Inc.

John L. Thornton        Managing Director               President, Co-Chief Operating Officer And
                                                        Director, The Goldman Sachs Group, Inc

David W. Blood          Managing Director And Co-       Director,Goldman Sachs Asset Management
                        Head(Asset Management Group)    International

(viii)   Julius Baer Investment Management Inc.

NAME                      JBIM TITLE           OUTSIDE EMPLOYER                                      RELATIONSHIP
-------------------------------------------------------------------------------------------------------------------------------
Bernard Spilko            Director             SVP Branch Manager of Bank Julius Baer & Co. Ltd.     Employee of Julius Baer
                                               (New York), Managing Director of Julius Baer          Securities Inc.
                                               Securities Inc.
-------------------------------------------------------------------------------------------------------------------------------
Stuart G. Adam            Director             SVP Head of Private Banking - Bank Julius Baer &      Employee of Bank Julius
                                               Co. Ltd. (New York)                                   Baer & Co. Ltd. (New York)
-------------------------------------------------------------------------------------------------------------------------------
Alessandro E. Fussina     Director             Ilander Ltd. - President                              Employee of Illander Ltd.
                                               Julius Baer Securities Inc. - Director
                                               Bank Julius Baer & Co. Ltd. (New York) - Chairman
                                               of Advisory Board
-------------------------------------------------------------------------------------------------------------------------------
Leo T. Schrutt            Chairman             Julius Baer Holding Ltd. - Member of Group            Employee of JBIM
                                               Executive Board
                                               Julius Baer Asset Management - President
-------------------------------------------------------------------------------------------------------------------------------
Edward A. Clapp           FVP Head of          FVP - Director of Compliance for Julius Baer          Employee of Bank Julius
                          Compliance           Securities Inc. and Bank Julius Baer & Co. Ltd.       Baer & Co. Ltd. (New York)
                                               (New York)
-------------------------------------------------------------------------------------------------------------------------------
Francoise M. Birnholz     SVP - Corporate      SVP - General Counsel for Julius Baer Securities      Employee of Bank Julius
                          Secretary and        Inc. and Bank Julius Baer & Co. Ltd. (New York)       Baer & Co. Ltd. (New York)
                          General Counsel
-------------------------------------------------------------------------------------------------------------------------------
Hendricus F. Bocxe        VP and Compliance    VP and Compliance Officer for Julius Baer             Employee of Bank Julius
                          Officer              Securities Inc. and Bank Julius Baer & Co. Ltd.       Baer & Co. Ltd. (New York)
                                               (New York)
-------------------------------------------------------------------------------------------------------------------------------

* Julius Baer Securities Inc. and Bank Julius Baer & Co. Ltd (New York) are located at 330 Madison Avenue, New York, N.Y. 10017.

** Illander Ltd. is located at 350 Park Avenue, New York, N.Y. 10022.

*** Julius Baer Holding Ltd is located at Bahnofstrasse 36, Zurich Switzerland and Julius Baer Asset Management is located at Brandschenkestrasse 40, Zurich, Switzerland.

(viii)   Parametric Portfolio Associates

         PPA is a registered investment adviser providing investment management services to the Registrant. The directors and officers of PPA are set forth below.

NAME                     POSITITON WITH SUB-ADVISER  OTHER AFFILIATIONS
--------------------------------------------------------------------------------------
Andrew Abramsky          Chief Operation Officer     None
--------------------------------------------------------------------------------------
William E. Cornelius     Chairman of the Board       Director of Parametric Portfolio
                                                     Associates LLC.
--------------------------------------------------------------------------------------
Brian Langstraat         Chief Executive Officer     Director of Parametric Portfolio
                                                     Associates LLC.
--------------------------------------------------------------------------------------
David M. Stein           Chief Technology Officer    Director of Parametric Portfolio
                                                     Associates LLC.
--------------------------------------------------------------------------------------
Aaron Singleton          Chief Financial Officer     None
--------------------------------------------------------------------------------------
Thomas Faust             None                        Director of Parametric Portfolio
                                                     Associates LLC.
--------------------------------------------------------------------------------------
James Hawkes             None                        Director of Parametric Portfolio
                                                     Associates LLC.
--------------------------------------------------------------------------------------

(ix)     Armstrong Shaw Associates, Inc.

         The only employment of a substantial nature of each of ASA's directors and officers is with ASA.

(x)      Montag & Caldwell, Inc.

         M&C is a registered investment adviser providing investment management services to the Registrant. M&C is a member of the ABN AMRO group of companies. The directors and officers of Montag & Caldwell are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

NAME                          POSITION WITH SUB-ADVISER                             OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------
Sandra M. Barker              Vice President                                        None
------------------------------------------------------------------------------------------------------
Janet B. Bunch                Vice President                                        None
------------------------------------------------------------------------------------------------------
Debra Bunde Reams             Vice President                                        None
------------------------------------------------------------------------------------------------------
Ronald E. Canakaris           President, Chief Executive Officer, Chief Investment  None
                              Officer and Director
------------------------------------------------------------------------------------------------------
Elizabeth C. Chester          Senior Vice President and Secretary                   None
------------------------------------------------------------------------------------------------------
Tom Cross Brown               Director                                              None
------------------------------------------------------------------------------------------------------
Jane R. Davenport             Vice President                                        None
------------------------------------------------------------------------------------------------------
James L. Deming               Vice President                                        None
------------------------------------------------------------------------------------------------------
Helen M. Donahue              Vice President                                        None
------------------------------------------------------------------------------------------------------
Marcia C. Dubs                Assistant Vice President                              None
------------------------------------------------------------------------------------------------------
Katherine E. Ryan             Assistant Vice President                              None
------------------------------------------------------------------------------------------------------
Brion D. Friedman             Vice President                                        None
------------------------------------------------------------------------------------------------------
Charles Jefferson Hagood      Vice President                                        None
------------------------------------------------------------------------------------------------------
Richard W. Haining            Vice President                                        None
------------------------------------------------------------------------------------------------------
Mark C. Hayes                 Vice President                                        None
------------------------------------------------------------------------------------------------------
Lana M. Jordan                Vice President and Director of Marketing              None
------------------------------------------------------------------------------------------------------
Andrew W. Jung                Vice President                                        None
------------------------------------------------------------------------------------------------------
Rebecca M. Keister            Vice President                                        None
------------------------------------------------------------------------------------------------------
William E. Long III           Vice President                                        None
------------------------------------------------------------------------------------------------------
Charles E. Markwalter         Vice President                                        None
------------------------------------------------------------------------------------------------------
Grover C. Maxwell III         Vice President                                        None
------------------------------------------------------------------------------------------------------
Michael A. Nadal              Vice President                                        None
------------------------------------------------------------------------------------------------------
Solon P. Patterson            Chairman of the Board                                 None
------------------------------------------------------------------------------------------------------
Carla T. Phillips             Assistant Vice President                              None
------------------------------------------------------------------------------------------------------
Brian W. Stahl                Vice President and Treasurer                          None
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
M. Scott Thompson             Vice President                                        None
------------------------------------------------------------------------------------------------------
Debbie J. Thomas              Assistant Vice President                              None
------------------------------------------------------------------------------------------------------
David L. Watson               Vice President                                        None
------------------------------------------------------------------------------------------------------
William A. Vogel              Senior Vice President                                 None
------------------------------------------------------------------------------------------------------
Homer W. Whitman, Jr.         Senior Vice President                                 None
------------------------------------------------------------------------------------------------------
John S. Whitney, III          Vice President                                        None
------------------------------------------------------------------------------------------------------

(xi)     Bennett Lawrence Management, LLC

         The only employment of a substantial nature of each of BLM's directors and officers is with BLM.

(xii)    Eubel Brady and Suttman Asset Management, , Inc.

         The only employment of a substantial nature of each of EBS's directors and officers is with EBS.

(xiii)   Equity Investment Corporation

         The only employment of a substantial nature of each of EIC's directors and officers is with EIC.

(xiv)    Batterymarch Financial Management, Inc.

         Batterymarch Financial Management, Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

NAME                 POSITITON WITH SUB-ADVISER  OTHER AFFILIATIONS
-----------------------------------------------------------------------------------------------
Deepak Chowdhury     Director                    Vice President, Legg Mason Fund Adviser,  Inc.
                                                 ("LMFA")  Manager, Brandywine Asset Management,
                                                 Inc. ("Brandywine")
-----------------------------------------------------------------------------------------------
William L. Elcock    CEO and Director            None
-----------------------------------------------------------------------------------------------
Timothy C. Scheve    Director                    Senior Executive Vice President, Legg Mason,
                                                 Inc.;  Senior Executive Vice President and
                                                 Director, Legg Mason Wood Walker, Incorporated
                                                 ("LMWW"); President and Director, LMTower;
                                                 Manager, Brandywine; Director, Gray, Seifert &
                                                 Co., Inc. ("Gray Seifert"); Director, Berkshire
                                                 Asset Management, Inc. ("Berkshire"); Director,
                                                 Bartlett & Co.  ("Bartlett"); Director, Legg
                                                 Mason Capital Management, Inc. ("LMCM");
                                                 Director, LMFA; Director, Legg Mason Funds
                                                 Management, Inc. ("LMFM"); Director, LMTrust;
                                                 Director,  Western Asset Management Company
                                                 ("WAM"); Director, Western Asset Management
                                                 Company Limited ("WAMCL")
-----------------------------------------------------------------------------------------------
Edward A. Taber III  Director                    Senior Executive Vice President, Legg Mason,
                                                 Inc.; Director, LM Holdings Limited; Director,
                                                 Legg Mason Holdings Limited;  Director, LMCM;
                                                 Director, LMFA; Director, LMFM; Director, WAM;
                                                 Director, WAMCL; Director, LMREI
-----------------------------------------------------------------------------------------------
Tania Zouikin        Chairman and Director
-----------------------------------------------------------------------------------------------

(xvi)    Systematic Financial Management L.P.

         The only employment of a substantial nature of each of SFM's directors and officers is with SFM.

ITEM 27.          PRINCIPAL UNDERWRITER

Item 27. Principal Underwriter

         (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of September 30, 2003:

              AB Funds Trust
              AFBA 5 Star Funds, Inc.
              Atlantic Whitehall Funds Trust
              Forward Funds, Inc
              Harris Insight Funds Trust
              Hillview Investment Trust II
              International Dollar Reserve Fund I, Ltd.
              Kalmar Pooled Investment Trust
              Matthews Asian Funds
              Metropolitan West Funds
              New Covenant Funds
              Pictet Funds
              The RBB Fund, Inc.
              RS Investment Trust
              Scudder Investments VIT Funds
              Smith Graham Institutional Funds
              Stratton Growth Fund, Inc.
              Stratton Monthly Dividend REIT Shares, Inc.
              The Stratton Funds, Inc.
              Tomorrow Funds Retirement Trust
              Trainer, Wortham First Mutual Funds
              Undiscovered Managers Funds
              Weiss, Peck & Greer Funds Trust
              Weiss, Peck & Greer International Fund
              Wilshire Target Funds, Inc.
              WPG Large Cap Growth Fund
              WPG Tudor Fund
              WT Mutual Fund

         Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

              BlackRock Provident Institutional Funds
              BlackRock Funds, Inc.

         Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

              Northern Funds Trust
              Northern Institutional Funds Trust

         Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

              ABN AMRO Funds

PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

         (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

Brian Burns                      Chairman, Chief Executive Officer, Director and President
Michael Denofrio         -       Director
Susan Keller                     Director
Rita G. Adler            -       Chief Compliance Officer
Christine A. Ritch               Chief Legal Officer
Salvatore Faia           -       Assistant Secretary and Assistant Clerk
Bradley A. Stearns       -       Assistant Secretary and Assistant Clerk
John L. Wilson           -       Assistant Secretary and Assistant Clerk
John Coary               -       Treasurer
Douglas D. Castagna              Controller and Assistant Treasurer
Bruno DiStefano          -       Vice President
Elizabeth T. Holtsbery   -       Vice President
Susan K. Moscaritolo             Vice President
Thomas Rodman            -       Vice President

         (c)      Not applicable.

ITEM 28.          LOCATIONS OF ACCOUNTS AND RECORDS

All accounts and records are maintained by the Registrant, or on its behalf by the Registrant's sub-administrator, transfer agent, dividend paying agent and sub-accounting services agent, PFPC, Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29.          MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.          UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

"Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 26 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wilmington, state of Delaware on the 28th day of October, 2003.

                                          WT MUTUAL FUND
                                      By: /s/ Robert J. Christian
                                          ----------------------------------
                                          Robert J. Christian, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert H. Arnold *          Trustee                       October 28, 2003
-----------------------
Robert H. Arnold

/s/ Eric Brucker *              Trustee                       October 28, 2003
-----------------------
Eric Brucker

/s/ Robert J. Christian         Trustee, President, Chief     October 28, 2003
-----------------------
Robert J. Christian             Executive Officer

/s/John R. Giles                Chief Financial Officer       October 28, 2003
-----------------------
John R. Giles

/s/ Nicholas A. Giordano *      Trustee                       October 28, 2003
--------------------------
Nicholas A. Giordano

/s/ Louis Klein, Jr. *          Trustee                       October 28, 2003
----------------------
Louis Klein, Jr.

/s/ Clement C. Moore, II *      Trustee                       October 28, 2003
--------------------------
Clement C. Moore, II

/s/ John J. Quindlen *          Trustee                       October 28, 2003
-----------------------
John J. Quindlen

/s/ William P. Richards *       Trustee                       October 28, 2003
--------------------------
William P. Richards

/s/ Mark Sargent *              Trustee                       October 28, 2003
-------------------
Mark Sargent

* By /s/ Robert J. Christian
     -----------------------
     Robert J. Christian
     Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

(23)(d)(i)(b)     Amended Schedules A and B to Advisory Agreements with RSMC.

(23)(d)(iv) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Goldman Sachs Asset Management, L.P. ("GSAM").

(23)(d)(vi) Form of Sub-Advisory Agreement among the Trust, on behalf of the Real Estate Series, RSMC and AEW Management and Advisors, L.P. ("AEW").

(23)(d)(vii) Form of Sub-Advisory Agreement among the Trust, on behalf of the Real Estate Series, RSMC and Real Estate Management Series Group LLC. ("REMS").

(23)(d)(x) Interim Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Quantitative Series, the Mid Cap Quantitative Series and the Small Cap Quantitative Series and Parametric Portfolio Associates LLC.

(23)(g)(i)        Custody Agreements between the Fund and Wilmington Trust
                  Company.

(23)(g)(ii)       Foreign Custody Agreement between the Trust and PFPC Trust
                  Company.

(23)(h)(ii)(a)    Administration and Accounting Services Agreement between the
                  Fund and RSMC.

(23)(h)(ii)(b)    Sub-Administration and Accounting Services Agreement among the
                  Fund, RSMC and PFPC Inc.

(23)(j)           Opinion and Consent of Ernst&Young, LLP.

(23)(p)(ii)       Code of Ethics of Cramer Rosenthal McGlynn, LLC.

(23)(p)(iv)       Code of Ethics of GSAM.